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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2013

Classes A, B, C, I, O, R and W

Fixed-Income Funds

■	ING GNMA Income Fund
■	ING High Yield Bond Fund
■	ING Intermediate Bond Fund
■	ING Short Term Bond Fund
■	ING Strategic Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	14
Report of Independent Registered Public Accounting Firm	16
Statements of Assets and Liabilities	17
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	28
Summary Portfolio of Investments	46
Tax Information	80
Trustee and Officer Information	81
Advisory Contract Approval Discussion	85

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, edged up 1.10%, recovering from a slump of 11% in two months from early April. In the second half, the Index built on this recovery and ended the fiscal year up 14.25% in the wake of central bank actions that made risky assets much more attractive to hold. (The MSCI World IndexSM returned 11.85% for the one year ended March 31, 2013, measured in U.S. dollars.)

These actions were twofold. Firstly in July, as pessimism about the future of the euro mounted, European Central Bank (“ECB”) President Draghi announced that the ECB was “ready to do whatever it takes to preserve the euro.” He expanded on this in September: under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties. Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Later, in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

These initiatives were enough to sustain European equities markets through the fiscal year and latterly the view seemed to have taken hold that the existential threat to the euro could be discounted. Even an Italian election stalemate at the end of February and, more seriously in March, a very poorly handled bailout and restructuring of the bloated Cyprus banking system, involving for the first time large losses on uninsured deposits and capital controls, shaved only a few percentage points from returns.

In the U.S., sentiment ebbed and flowed as economic data from retail sales to consumer confidence to durable goods orders were mostly inconclusive. On the employment front, the three-month average of 245,000 new jobs reported in March 2012 slumped to only 94,000 in September, before rebounding to 191,000 in March 2013, with the unemployment rate still uncomfortably high at 7.7%. Third quarter gross domestic product (“GDP”) growth was finalized at 3.1%, but fourth quarter growth was reported in March at just 0.4%. Neither figure seemed representative of true economic activity, and the reality probably lay near the average of the two figures.

In contrast to other economic data, the housing market was undoubtedly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 8.1% year-over-year gain, the most in over six years, while existing home sales in February were the highest since November 2009.

Political gridlock continued. The newly-elected Congress in November looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement. But large, indiscriminate federal spending cuts were initiated in March.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose 3.77% in the fiscal year. The Barclays U.S. Treasury Index, a sub-index of the Barclays Aggregate, underperformed, gaining 3.14%, while the Barclays U.S. Corporate Investment Grade Bond Index, also a sub-index of the Barclays Aggregate, was much stronger, adding 7.47%. The Barclays High-Yield Bond — 2% Issuer Constrained Composite Index surged an equity-like 13.08%.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.96% in the fiscal year, on the last day breaching the all-time closing high achieved on October 9, 2007. By sector it was a mixed picture. Telecommunications led the way with a return of 26.86%, while healthcare and consumer staples also returned more than 20%. However, only single digit gains were made by the materials sector, while information technology lost 1.12%. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but as the fiscal year ended, fourth quarter earnings looked likely to come in about 9% below this level.

In currency markets, the dollar rose 4.09% against the euro over the fiscal year and 5.33% against the pound, with both currencies showing late weakness as recovery in Europe seemed ever more distant and as Moody’s relieved the U.K. of its Aaa credit rating. But the dollar soared 13.70% over the yen. Japan’s parliamentary opposition won a landslide victory in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index jumped 24.00% in the fiscal year, due mainly to the monetary stimulus referred to above. This was despite the dampening effect on Japan’s export-focused economy of the euro zone crisis, of a slowdown in China and (to the outside world at least) a quite unnecessary dispute with that country over a few tiny islands. The Japanese economy entered and pulled out of its third recession in ten years. The MSCI Europe ex UK® Index rose 14.78% due to central bank initiatives, as there was little else to cheer investors, with the exception of Germany. The euro zone’s GDP recorded its fifth straight quarterly fall in the fourth quarter of 2012. Unemployment reached a record 11.9%, within which Spain and Greece both stood above 26%. The composite purchasing managers’ index, a leading indicator of GDP growth, stayed in contraction territory as it had since February 2012. The MSCI UK® Index added 15.47%, boosted by financials but held back by the energy and materials sectors, accounting for some 30% of the index, which actually fell in value. Having grown by 0.9% in the third quarter of 2012, largely due to one-time statistical anomalies, fourth quarter GDP fell by 0.3% with the strong possibility that the U.K. would suffer a “triple dip” recession with negative growth in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1–3 Year Government / Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclay’s Mortgage-Backed Securities Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA GraduatedPayment Mortgages.
Barclays U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays U.S. Universal Bond Index
The Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double-counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2013 (as a percentage of net assets)

U.S. Government Agency Obligations	107.8%
Collateralized Mortgage Obligations	0.1%
Liabilities in Excess of Other Assets*	(7.9)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Jeff Dutra and Justin McWhorter, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the year ended March 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.51%, which included $0.02 per share return of capital, compared to the Barclays GNMA Index which returned 1.80%, for the same period.

Portfolio Specifics: Since the financial crisis began in 2007/08, the U.S. government has introduced several measures to the financial system to reaccelerate economic growth. The 12-month reporting period was no exception, as we saw another round of monetary stimulus and large scale asset purchases. The third iteration of quantitative easing (“QE3”) was announced and implemented in the fall of 2012, whereby the U.S. Federal Reserve (the “Fed”) committed to purchase $45 billion of U.S Treasuries per month and $40 billion GNMA and agency mortgage-backed securities (“MBS”) per month. The MBS purchases are in addition to the Fed’s reinvestment program originally implemented in late 2011. The Fund benefited in the fall of 2012 by positioning in lower coupon GNMAs in advance of QE3.

The Fed’s commitment to keep interest rates low and increase large scale asset purchases of agency and GNMA mortgage-backed securities (“MBS”) created a strong technical environment in late 2012. Within the Fund, security selection continued to be a major theme for its performance, as our amortization due to prepayments was well below that of generic positions. This, in turn, created a higher monthly “carry,” i.e., coupon rate minus amortization expense, than the benchmark.

MBS prepayment speeds accelerated throughout much of the fiscal year as borrowers took advantage of historical low mortgage rates. In addition, government refinance programs continued to aid struggling homeowners, as previous home price declines left them underwater on their existing loans. The Federal Housing Finance Agency’s Home Affordable Refinance Program is in its fourth year of existence and is now more successful, as it assisted more than one million homeowners over the reporting period. This program, combined with existing streamlined refinance programs for GNMA borrowers, has kept high coupon MBS amortization rates robust. The Fund’s exposure to higher coupon MBS declined as investment return prospects turned less positive.

Nearly every agency and GNMA MBS continued to trade higher than $100 (par price), which means that we remain in an environment where we believe it is critical for mortgage investors to effectively manage prepayment risk. Amortization rates are high, which erodes the value of premium MBS and lowers their yield. It is precisely this environment where the Fund’s security selection decisions created better carry value. The Fund’s lower amortization rate in GNMA pools and collateralized mortgage obligations (“CMOs”) was the main contributor to performance during the fiscal year.

Current Strategy & Outlook: We believe the U.S. economy appears to be heading in the right direction, but headwinds persist. Europe remains weak and the U.S. labor market and wage growth remain soft. These forces will likely keep global central banks, including the Fed, highly accommodative. As a result, QE3 is expected to remain in place throughout the remainder of 2013, before slowly tapering off. In this scenario, we believe agency MBS, specifically GNMA bonds, should provide more attractive returns than other high quality investments.

With this in mind, we continue to manage the Fund seeking to benefit from high current income investments. The predominant focus remains on GNMA pools and CMOs that provide, in our opinion, more attractive current income, while minimizing prepayment risks. We are paying special attention to pools with lower loan balances, those with loans possessing more attractive credit characteristics and those that are sufficiently seasoned to reduce their prepayment sensitivity to interest rate movements. In addition, we continue to seek GNMA CMOs that provide structural prepayment and extension protection.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	(0.01)%	4.64%	4.05%	—
Class B(2)	(3.18)%	4.06%	3.78%	—
Class C(3)	0.79%	4.40%	3.78%	—
Class I	2.79%	5.48%	4.87%	—
Class W	2.76%	5.47%	—	5.78%
Excluding Sales Charge:
Class A	2.51%	5.18%	4.56%	—
Class B	1.74%	4.40%	3.78%	—
Class C	1.78%	4.40%	3.78%	—
Class I	2.79%	5.48%	4.87%	—
Class W	2.76%	5.47%	—	5.78%
Barclays GNMA Index	1.80%	5.47%	5.10%	5.70	%(4)
Barclays Mortgage-Backed Securities Index	1.97%	5.15%	4.98%	5.38	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the indices is shown from January 1, 2008.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of March 31, 2013 (as a percentage of net assets)

Consumer Discretionary	20.7%
Energy	15.1%
Materials	10.5%
Industrials	8.5%
Health Care	8.4%
Consumer Staples	8.3%
Financials	7.9%
Telecommunication Services	7.3%
Information Technology	5.6%
Utilities	2.3%
Other Asset-Backed Securities	0.5%
Assets in Excess of Other Liabilities*	4.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.69%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 13.08%, for the same period.

Portfolio Specifics: Our year-ago call on the macro environment — a sustained if modest U.S. recovery and a below-average default rate — proved accurate, although our expectation for a single-digit return proved conservative, as volatility all but vanished and long term interest rates remained low due to continued accommodation from global central banks. The combination of easy money and traction in the U.S. economy — particularly in housing — spurred generally robust investor risk appetite, driving equity prices higher and credit spreads tighter. Corporate balance sheets remained solid, as earnings continued to grow and issuers took advantage of low interest rates to refinance debt on attractive terms. Despite the much-publicized leveraged buyouts (“LBO”) of Heinz and Dell, the total volume of LBOs and other leveraging transactions remained quite low.

The Barclays High Yield 2% Issuer Constrained Composite returned 13.08% during the 12 month reporting period, as the yield-to-worst moved to new lows, closing the period at 5.67%. The average credit spread tightened 130 basis points (“bp”), but remained well off its historical tight at 490 bps over Treasuries (versus a sub-300 spread in 2007). As is typically the case in a strong market, lower rated CCC bonds outperformed their higher rated BB counterparts, although by less than would typically be the case due to the benign Treasury market. The best performing sector was wireless telecom, with most of the other winners tied to housing. Only two sectors posted returns below 10%: aerospace and defense and cable television. Both sectors were up more than 9% despite limited upside due to already below-market yields. Default activity remained well below historical averages, at 1.2% on a par basis and 2.1% on an issuer basis, per JP Morgan.

The Fund outperformed its benchmark during the reporting period on the strength of positive security selection across a range of sectors. Performance benefited from long-held themes in energy (where we remain overweight well-hedged oil producers and underweight dry gas-focused service companies), health care (preferring companies least exposed to government reimbursement cuts) and retailing (continuing to focus on specialty retailers with strong market positions, rather than general or fashion retailers). We also benefited when holdings Plains Exploration and AMC Entertainment agreed to be acquired by investment grade companies. We also experienced positive security selection in the food and beverage, non-cable media and chemicals sectors, among others.

Top Ten Holdings as of March 31, 2013* (as a percentage of net assets)

HCA Holdings, Inc., 7.750%, 05/15/21	0.7%
HCA, Inc., 7.500%, 02/15/22	0.7%
Sprint Capital Corp., 6.875%, 11/15/28	0.7%
Halcon Resources Corp., 8.875%, 05/15/21	0.6%
Resolute Energy Corp., 8.500%, 05/01/20	0.5%
MGM Resorts International, 7.750%, 03/15/22	0.5%
AMC Entertainment, Inc., 9.750%, 12/01/20	0.5%
Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	0.5%
Cablevision Systems Corp., 7.750%, 04/15/18	0.5%
Castle Garden Funding, 6.560%, 10/27/20	0.5%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Two sectors significantly detracted from performance: metals and mining and gaming. Our overweight to coal producers going into the year was unsuccessful, as coal prices weakened much more than we anticipated. This ultimately forced portfolio holding Patriot Coal to file for bankruptcy protection in July 2012. We subsequently exited the position and reduced our overall exposure to the sector as the outlook for global growth remained weak. In gaming, we took a loss to exit our position in Latin American gaming operator Codere, as the political situation in Argentina threatened the company’s business.

Current Strategy & Outlook: Improvement in credit quality may have peaked, but we believe corporate balance sheets remain healthy enough to limit the risk of a meaningful increase in defaults for some time to come. Under our base case scenario of a sustained — if modest — U.S. recovery, high yield spreads at approximately 500 bps above Treasuries offer more than adequate compensation for likely credit losses and the ability to absorb at least a portion of any rise in interest rates. We believe the real risk remains in the macro environment, as Europe seems unable to put its sovereign debt problems to bed and the U.S. has merely kicked its fiscal challenges down the proverbial road. Accordingly, we continue to expect an increase in headline-induced volatility as we make our way through 2013.

We believe the Fund is well positioned for the environment described above. In keeping with our view of U.S. economic recovery and continuing strong credit fundamentals, we maintain a slight domestic focused cyclical bias and an overweight to single-B profile securities (underweight BBs and what we view as the most at-risk securities of those rated CCC and below). In keeping with long-held themes, we maintain an overweight to the energy and healthcare sectors. Over the course of reporting period we pared some of our positions in lower rated holdings that had run up in price. The active new issue market gave us the opportunity to reinvest the proceeds and add a number of new securities, including some new industrial bonds that we expect to benefit from the economic recovery in the U.S. Our purchases generally skewed away from longer-dated BB-rated bonds that carry more interest rate risk in favor of lower-rated issuers (single-B and some CCC) where we like the underlying business models and believe investors are being well compensated for what we expect to be limited risk of near-term defaults.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class I July 31, 2008		Since Inception of Class W July 29, 2011
Including Sales Charge:
Class A(1)	10.85%	9.04%	7.24%	—		—
Class B(2)	7.85%	8.46%	6.95%	—		—
Class C(3)	11.85%	8.77%	6.97%	—		—
Class I	13.98%	—	—	11.34%		—
Class W	14.11%	—	—	—		11.90%
Excluding Sales Charge:
Class A	13.69%	9.58%	7.76%	—		—
Class B	12.85%	8.75%	6.95%	—		—
Class C	12.85%	8.77%	6.97%	—		—
Class I	13.98%	—	—	11.34%
Class W	14.11%	—	—	—		11.90%
Barclays High Yield Bond — 2% Issuer Constrained Composite	13.08%	11.75%	10.11%	12.48	%(4)	10.30	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for the index is shown from August 1, 2008.

(5)	Since inception performance for the index is shown from August 1, 2011.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2013 (as a percentage of net assets)

U.S. Government Agency Obligations	30.9%
Corporate Bonds/Notes	27.4%
Collateralized Mortgage Obligations	17.1%
U.S. Treasury Obligations	12.8%
Foreign Government Bonds	11.0%
Asset-Backed Securities	6.6%
Preferred Stock	0.8%
Liabilities in Excess of Other Assets*	(6.6)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.83% compared to the Barclays U.S. Aggregate Bond Index, which returned 3.77%, for the same period.

Portfolio Specifics: As the period began, risk assets were shed as investors looked for safety in U.S. Treasury and government-related securities. Interest rates declined as fears of Europe on the brink once again took center stage. As summer began, policymakers and government leaders worked to provide additional support for Europe’s woes. This improved investor confidence that the most likely outcome will not likely be one of mutually assured destruction for the euro zone. As fear subsided and confidence of global policymakers continuing with easy money policies the spread sectors rallied sharply and consistently through the summer and into the fall of 2012.

The Fund delivered both strong absolute and relative returns, outperforming its benchmark over the period. A modest short duration early in the period was a drag on relative performance. However, duration and yield curve later contributed to performance and ended up being a modest positive for the 12-month period as a whole.

The single greatest contributors to performance were our overweighting to non-agency mortgage-backed securities (“MBS”), as well as overweight allocations to high yield and investment grade corporate bonds. An underweight to U.S. Treasury securities was also beneficial.

Top Ten Holdings as of March 31, 2013* (as a percentage of net assets)

United States Treasury Note, 0.375%, 03/15/16	4.8%
Ginnie Mae, 3.500%, 05/15/43	3.2%
Fannie Mae, 3.500%, 09/25/41	2.9%
United States Treasury Note, 0.250%, 02/28/15	2.5%
Fannie Mae, 2.500%, 11/25/26	2.2%
Fannie Mae, 3.000%, 05/01/43	2.1%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1.9%
United States Treasury Note, 0.750%, 02/28/18	1.8%
Fannie Mae, 3.000%, 12/25/26	1.8%
Ginnie Mae, 4.000%, 12/15/39	1.8%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Security selection also contributed to performance, specifically our investment grade corporate bond holdings, commercial mortgage-backed securities and agency MBS. However our security selection of U.S. Treasuries was a modest drag on performance over the period.

During the reporting period, swaps, options and futures were used in conjunction with cash bonds for duration and yield curve management. The aggregate impact along with cash bonds was modestly positive over the period. Currency forwards were used for currency management. The combined impact along with cash bonds was a very slight positive impact from currency investments in cash bonds and derivatives. Swaps and options were employed to aid in our sector and security selection management over the period. These investment decisions in total (derivative instruments and cash securities) were significant contributors to the Fund’s relative performance during the reporting period.

Current Strategy & Outlook: We expect more stable economic growth out of the U.S. and the emerging markets — China especially. We believe Europe likely will be flat, although this is not necessarily a negative risk. Continuing the trend from the first quarter of 2013, we expect volatility spikes as political uncertainty flashes from Europe and its periphery. Japan’s new easing program, which doubles both the central bank’s purchases of Japanese bonds and their average duration, has already caused significant flattening of the yield curve and has spread to other yield curves around the globe. We believe Japan’s aggressive quantitative easing will be the big headline story moving forward, and markets will be watching where Japanese investors move in their search for yield. Despite a challenging start to the year and with global central banks committed to keeping interest rates low for the near-term, we still believe emerging markets could outperform other asset classes as investors pile money into higher yielding markets that have, in our opinion, better debt dynamics and solid growth.

Our outlook for spread sectors differs from 2012 when mediocre growth and abundant liquidity lifted almost every asset class in every region. We believe security selection will be much more important in 2013. We expect to remain overweight to areas such as commercial MBS since certainty about the depth of problems in commercial real estate has increased, and valuations remain attractive at the top of the capital structure. We believe spreads, however, are likely to remain pressured by the elevated issuance expected in April. In high yield, with spreads at about 500 basis points and defaults likely to remain low, we continue to expect positive excess returns although high average dollar prices across rating categories have tempered our near-term expectations for total returns. We remain cautiously overweight in emerging market corporates; despite challenging valuations, investors’ search for yield is expected to drive interest in the asset class. In residential mortgages, MBS are fundamentally cheaper today than three months ago but we believe spreads are unlikely to tighten — investors may not be able to hedge against a sudden Federal Reserve exit. Demand for the asset class will continue to be driven by the U.S. Federal Reserve’s $40 billion per month purchase plan. Investment grade credit expectations are for stable but subdued economic growth. We view spreads as fairly valued given the outlook for reasonable growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	4.20%	5.13%	4.30%	—		—		—
Class B(2)	1.02%	4.53%	4.00%	—		—		—
Class C(3)	4.93%	4.85%	4.01%	—		—		—
Class I	7.04%	5.95%	5.13%	—		—		—
Class O	6.83%	5.64%	—	4.86%		—		—
Class R	6.57%	5.38%	—	—		4.37%		—
Class W	7.04%	6.23%	—	—		—		6.07%
Excluding Sales Charge:
Class A	6.83%	5.66%	4.81%	—		—		—
Class B	6.02%	4.86%	4.00%	—		—		—
Class C	5.93%	4.85%	4.01%	—		—		—
Class I	7.04%	5.95%	5.13%	—		—		—
Class O	6.83%	5.64%	—	4.86%		—		—
Class R	6.57%	5.38%	—	—		4.37%		—
Class W	7.04%	6.23%	—	—		—		6.07%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%	5.02%	5.36	%(4)	4.98	%(5)	5.64	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from August 1, 2004.

(5)	Since inception performance for index is shown from April 1, 2004.

(6)	Since inception performance for index is shown from January 1, 2008.

ING SHORT TERM BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2013 (as a percentage of net assets)

Corporate Bonds/Notes	64.7%
U.S. Government Agency Obligations	13.8%
Asset-Backed Securities	10.0%
Collateralized Mortgage Obligations	5.2%
U.S. Treasury Obligations	2.8%
Foreign Government Bonds	0.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Michael Hyman and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period from inception on December 19, 2012 through March 31, 2013, the Fund’s Class I shares, provided a total return of 0.22% compared to the Barclays U.S. 1–3 Year Government/Credit Bond Index, which returned 0.25%, for the same period.

Portfolio Specifics: Duration for the Fund over the period was kept close to that of the index, so relative duration and yield curve exposure had essentially no impact over the period.

Asset allocation contributed to relative performance for the period. The lead contributors for outperformance of the index, prior to the deduction of fees and expenses, were our overweighting to investment grade corporate bonds, high yield corporate bonds and commercial mortgage-backed securities (“CMBS”). Funding all of these investments by underweighting U.S. Treasuries also helped performance relative to the benchmark. Overweighting agency mortgage-backed securities was a slight drag on relative returns over the period.

The effects of security selection decisions over the period were essentially in line with the Fund’s benchmark and were neutral with regard to relative performance.

Current Strategy & Outlook: We expect more stable economic growth out of the U.S. and the emerging markets — China especially. We believe Europe likely will be flat, although this is not necessarily a negative risk. Continuing the trend from the first quarter of 2013, we expect volatility spikes as political uncertainty flashes from Europe and its periphery. Japan’s new easing program, which doubles both the central bank’s purchases of Japanese bonds and their average duration, has already caused significant flattening of the yield curve and has spread to other yield curves around the globe. In our opinion, Japan’s aggressive quantitative easing will be the big headline story moving forward, and markets will be watching where Japanese investors move in their search for yield. Despite a challenging start to the year and with global central banks committed to keeping interest rates low for the near-term, we still believe emerging markets could outperform other asset classes as investors pile money into higher yielding markets that have better debt dynamics and solid growth.

Top Ten Holdings as of March 31, 2013* (as a percentage of net assets)

Fannie Mae, 5.500%, 08/01/36	1.6%
Freddie Mac, 5.500%, 07/01/38	1.4%
United States Treasury Note, 0.250%, 02/28/15	1.3%
Freddie Mac, 5.000%, 07/15/39	1.2%
Ginnie Mae, 4.000%, 02/20/43	1.2%
Freddie Mac, 4.500%, 09/01/41	1.1%
United States Treasury Note, 0.375%, 03/15/16	1.1%
Fannie Mae, 5.000%, 01/01/23	0.9%
Verizon Communications, Inc., 1.950%, 03/28/14	0.7%
Fannie Mae, 3.500%, 12/01/42	0.7%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our outlook for spread sectors differs from 2012 when mediocre growth and abundant liquidity lifted almost every asset class in every region. We believe security selection will be much more important in 2013. We expect to remain overweight to areas such as CMBS since certainty about the depth of problems in commercial real estate has increased, and valuations remain attractive at the top of the capital structure. Spreads, however, are likely to remain pressured by the elevated issuance expected in April. In high yield, with spreads at about 500 basis points and defaults likely to remain low, we continue to expect positive excess returns although high average dollar prices across rating categories have tempered our near-term expectations for total returns. We remain cautiously overweight in emerging market corporates; despite challenging valuations, investors’ search for yield is expected to drive interest in the asset class. In residential mortgages, mortgage-backed securities are fundamentally cheaper today than three months ago but spreads are unlikely to tighten — investors may not be able to hedge against a sudden Federal Reserve exit. We believe demand for the asset class will continue to be driven by the U.S. Federal Reserve’s $40 billion per month purchase plan. Investment grade credit expectations are for stable but subdued economic growth. We view spreads as fairly valued given the outlook for reasonable growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING SHORT TERM BOND FUND

Cumulative Total Returns for the Period Ended March 31, 2013
Since Inception of Classes A, C, I, and W December 19, 2012
Including Sales Charge:
Class A(1)	(2.41)%
Class C(2)	(1.10)%
Class I	0.22%
Class W	0.17%
Excluding Sales Charge:
Class A	0.13%
Class C	(0.10)%
Class I	0.22%
Class W	0.17%
Barclays U.S. 1-3 Year Government/Credit Bond Index	0.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Short Term Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

ING STRATEGIC INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2013 (as a percentage of net assets)

Affiliated Mutual Funds	80.8%
U.S. Government Agency Obligations	15.7%
U.S. Treasury Obligations	12.2%
Collateralized Mortgage Obligations	3.8%
Liabilities in Excess of Other Assets*	(12.5)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Strategic Income Fund (the “Fund”) seeks to a high level of current income. Long-term capital appreciation is a secondary objective. The Fund is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period from inception on November 2, 2012 through March 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.21% compared to the Barclays U.S. Universal Bond Index, which returned 0.46%, for the same period.

Portfolio Specifics: With economic data mixed (housing recovery, job growth and at least a temporary reprieve from the “fiscal cliff” and debt ceiling debates on the positive side, versus a European recession, slowing growth in China and a still dysfunctional U.S. Congress on the other), investors chose to focus on equity markets that surpassed pre-crisis highs and a Federal Reserve Board (the “Fed”) that remains highly accommodative. The result was a bid for risk assets.

The Fund was largely positioned in favor of sectors that would react well to stronger U.S. growth and accommodative Fed policy. These included high yield bonds, senior loans, residential mortgage-backed securities (“MBS”) and emerging market debt, where the Fund held significant positions. High yield bonds and senior loans, the Fund’s largest positions, contributed to relative results as both asset classes outperformed, with positive performance. Though retail fund flows turned more toward bank loans, as investors began to worry about an eventual rise in rates, high yield bonds still attracted enough capital to support a high level of issuance. Corporate balance sheets remain solid, as earnings continue to grow and issuers take advantage of low rates to refinance debt at attractive terms. Improvement in credit quality may have peaked, but in our opinion high yield corporate balance sheets remain healthy enough to limit the risk of a meaningful increase in defaults for some time to come.

Interest rate futures were used for hedging the Fund’s duration. Some credit derivatives were also used on a tactical basis. Overall, the use of derivatives modestly contributed to performance during the reporting period.

Current Strategy & Outlook: Looking forward, we see moderately softer growth in the second quarter of 2013 in the U.S. and emerging markets, picking up in the second half of the year. Continuing the trend from the first quarter of 2013, we anticipate some volatility spikes due to flashes of political uncertainty from Europe and concerns about global growth. Global central banks, including the Bank of Japan’s aggressive quantitative easing, are committed to keeping interest rates low for the near term. We believe spread sectors and emerging markets could outperform other asset classes as investors allocate money into higher yielding markets that have better debt dynamics and solid growth.

Top Ten Holdings as of March 31, 2013 (as a percentage of net assets)

ING High Yield Bond Fund — Class I	25.6%
ING Floating Rate Fund — Class I	20.1%
ING Emerging Markets Local Currency Debt Fund Class P	17.6%
ING Emerging Markets Corporate Debt Fund Class P	12.6%
Fannie Mae, 3.000%, 05/01/43	6.9%
Ginnie Mae, 3.500%, 05/15/43	5.2%
ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	4.9%
United States Treasury Bond, 2.750%, 11/15/42	3.6%
Fannie Mae, 3.500%, 09/25/41	3.0%
United States Treasury Note, 0.750%, 02/28/18	2.7%

Portfolio holdings are subject to change daily.

Elsewhere, we believe investor demand for senior loans doesn’t show any signs of abating, as the loan market remains attractive in terms of relative value. Within high yield, with spreads at about 450 basis points and defaults likely to remain low, we continue to expect positive excess returns. That being said, high average dollar prices across rating categories have tempered our near-term expectations for total returns. Emerging market’s share of the global economy continues to increase and fundamentals are moderately attractive, with debt-to-gross domestic product ratios remaining stable. We also have a significant position in residential mortgages. MBS is fundamentally cheaper today than three months ago, but spreads are unlikely to tighten as investors may not be able to hedge against a sudden Fed exit. Demand for the asset class will continue to be driven by the Fed’s $40 billion a month purchase plan.

In keeping with our view of U.S. economic recovery and continuing strong credit fundamentals, we believe the Fund is well positioned under our base case scenario of a sustained — if modest — U.S. recovery. The real risk remains in the macro environment, as Europe seems unable to quite put its sovereign debt problems to bed and the U.S. has merely kicked its fiscal challenges down the road. Accordingly, we continue to expect an increase in headline-induced volatility as we make our way through 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC INCOME FUND

Cumulative Total Returns for the Period Ended March 31, 2013
Since Inception of Classes A, C, I, R, and W November 2, 2012
Including Sales Charge:
Class A(1)	(0.38)%
Class C(2)	0.91%
Class I	2.36%
Class R	2.08%
Class W	2.36%
Excluding Sales Charge:
Class A	2.21%
Class C	1.91%
Class I	2.36%
Class R	2.08%
Class W	2.36%
Barclays U.S. Universal Bond Index	0.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*
ING GNMA Income Fund
Class A	$1,000.00	$1,001.70	0.90%	$4.49	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	997.90	1.65	8.22	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	998.00	1.65	8.22	1,000.00	1,016.70	1.65	8.30
Class I	1,000.00	1,001.90	0.63	3.14	1,000.00	1,021.79	0.63	3.18
Class W	1,000.00	1,002.90	0.65	3.25	1,000.00	1,021.69	0.65	3.28
ING High Yield Bond Fund
Class A	1,000.00	1,070.30	1.10	5.68	1,000.00	1,019.45	1.10	5.54
Class B	1,000.00	1,066.40	1.85	9.53	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,066.40	1.85	9.53	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,072.30	0.75	3.87	1,000.00	1,021.19	0.75	3.78
Class W	1,000.00	1,072.00	0.85	4.39	1,000.00	1,020.69	0.85	4.28

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*
ING Intermediate Bond Fund
Class A	$1,000.00	$1,017.00	0.70%	$3.52	$1,000.00	$1,021.44	0.70%	$3.53
Class B	1,000.00	1,013.10	1.45	7.28	1,000.00	1,017.70	1.45	7.29
Class C	1,000.00	1,013.20	1.45	7.28	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,018.60	0.42	2.11	1,000.00	1,022.84	0.42	2.12
Class O	1,000.00	1,017.00	0.70	3.52	1,000.00	1,021.44	0.70	3.53
Class R	1,000.00	1,015.90	0.95	4.77	1,000.00	1,020.19	0.95	4.78
Class W	1,000.00	1,017.40	0.45	2.26	1,000.00	1,022.69	0.45	2.27
ING Short Term Bond Fund
Class A(1)	1,000.00	1,001.30	0.80	2.26	1,000.00	1,020.94	0.80	4.03
Class C(1)	1,000.00	999.00	1.55	4.37	1,000.00	1,017.20	1.55	7.80
Class I(1)	1,000.00	1,002.20	0.50	1.41	1,000.00	1,022.44	0.50	2.52
Class W(1)	1,000.00	1,001.70	0.55	1.55	1,000.00	1,022.19	0.55	2.77
ING Strategic Income Fund**
Class A(2)	1,000.00	1,022.10	0.83	3.45	1,000.00	1,020.79	0.83	4.18
Class C(2)	1,000.00	1,019.10	1.58	6.56	1,000.00	1,017.05	1.58	7.95
Class I(2)	1,000.00	1,023.60	0.38	1.58	1,000.00	1,023.04	0.38	1.92
Class R(2)	1,000.00	1,020.80	1.08	4.48	1,000.00	1,019.55	1.08	5.44
Class W(2)	1,000.00	1,023.60	0.58	2.41	1,000.00	1,022.04	0.58	2.92

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(1)	Commencement of operations was December 19, 2012. Expenses paid for the actual Fund’s return reflect the 103-day period ended March 31, 2013.

(2)	Commencement of operations was November 2, 2012. Expenses paid for the actual Fund’s return reflect the 150-day period ended March 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Funds Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING Short Term Bond Fund, and ING Strategic Income Fund, each a series of ING Funds Trust, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of March 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 28, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,241,439,642	$206,696,611	$1,228,033,258
Short-term investments at fair value**	—	9,861,400	127,557,940
Total Investments at fair value	$1,241,439,642	$216,558,011	$1,355,591,198
Short-term investments at amortized cost	79,996,730	—	—
Cash	98,562,843	787	2,665,915
Cash collateral for futures	2,543,322	—	1,401,558
Foreign currencies at value***	—	12,142	4,926,484
Receivable for derivatives collateral (Note 2)	—	—	2,590,000
Receivables:
Investment securities sold	9,205,187	3,532,062	22,934,694
Investment securities sold on a delayed-delivery or when-issued basis	362,542,407	—	133,817,371
Fund shares sold	6,891,387	544,322	4,614,089
Dividends	—	823	41,832
Interest	3,952,875	4,057,064	7,662,967
Unrealized appreciation on forward foreign currency contracts	—	—	2,836,073
Upfront payments paid on OTC swap agreements	—	—	144,958
Unrealized appreciation on OTC swap agreements	—	—	12,706
Prepaid expenses	52,956	31,202	58,849
Total assets	1,805,187,349	224,736,413	1,539,298,694

LIABILITIES:
Income distribution payable	—	120,000	156,736
Payable for investment securities purchased	9,182,626	6,498,750	42,335,185
Payable for investment securities purchased on a delayed-delivery or when-issued basis	638,854,285	—	326,202,953
Payable for fund shares redeemed	6,043,813	408,937	2,733,322
Payable upon receipt of securities loaned	—	—	9,320,770
Unrealized depreciation on forward foreign currency contracts	—	—	2,786,944
Upfront payments received on OTC swap agreements	—	—	162,482
Unrealized depreciation on OTC swap agreements	—	—	2,616,062
Payable for investment management fees	451,728	110,378	163,926
Payable for administrative fees	98,068	18,260	96,427
Payable for distribution and shareholder service fees	307,579	31,689	110,591
Payable for trustee fees	5,584	853	5,336
Other accrued expenses and liabilities	151,373	45,232	411,600
Total liabilities	655,095,056	7,234,099	387,102,334
NET ASSETS	$1,150,092,293	$217,502,314	$1,152,196,360
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,119,511,034	$242,213,483	$1,250,383,778
Undistributed (distributions in excess of) net investment income	(600,860)	2,187	2,922,211
Accumulated net realized loss	(2,631,781)	(37,181,687)	(129,409,204)
Net unrealized appreciation	33,813,900	12,468,331	28,299,575
NET ASSETS	$1,150,092,293	$217,502,314	$1,152,196,360
_______________
+ Including securities loaned at value	$—	$—	$9,081,246
* Cost of investments in securities	$1,207,033,828	$194,227,515	$1,196,600,145
** Cost of short-term investments	$—	$9,861,400	$127,560,586
*** Cost of foreign currencies	$—	$12,907	$4,895,370

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013 (CONTINUED)

	ING GNMA Income Fund		ING High Yield Bond Fund		ING Intermediate Bond Fund
Class A
Net assets		$727,057,795		$85,429,086	$301,543,844
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		81,244,423		10,238,439	29,897,634
Net asset value and redemption price per share		$8.95		$8.34	$10.09
Maximum offering price per share (2.50%)(1)		$9.18		$8.55	$10.35

Class B
Net assets		$1,429,813		$1,629,343	$1,928,209
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		160,662		195,524	191,471
Net asset value and redemption price per share†		$8.90		$8.33	$10.07

Class C
Net assets		$177,822,629		$14,353,961	$35,307,802
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		19,981,556		1,720,815	3,505,247
Net asset value and redemption price per share†		$8.90		$8.34	$10.07

Class I
Net assets		$206,100,042		$101,386,863	$531,681,266
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		22,999,157		12,170,681	52,732,618
Net asset value and redemption price per share		$8.96		$8.33	$10.08

Class O
Net assets	$	n/a	$	n/a	$41,595,606
Shares authorized		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$0.001
Shares outstanding		n/a		n/a	4,122,454
Net asset value and redemption price per share	$	n/a	$	n/a	$10.09

Class R
Net assets	$	n/a	$	n/a	$14,401,331
Shares authorized		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$0.001
Shares outstanding		n/a		n/a	1,425,973
Net asset value and redemption price per share	$	n/a	$	n/a	$10.10

Class W
Net assets		$37,682,014		$14,703,061	$225,738,302
Shares authorized		unlimited		unlimited	unlimited
Par value		$0.001		$0.001	$0.001
Shares outstanding		4,201,582		1,761,374	22,407,982
Net asset value and redemption price per share		$8.97		$8.35	$10.07

_______________

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013

	ING Short Term Bond Fund	ING Strategic Income Fund
ASSETS:
Investments in securities at fair value+*	$172,578,970	$1,623,521
Investments in affiliates at fair value**	—	4,138,195
Short-term investments at fair value***	3,006,417	15,000
Total Investments at fair value	$175,585,387	$5,776,716
Cash	15,756	11,599
Cash collateral for futures	266,406	30,501
Receivables:
Investment securities sold	1,997,250	83,088
Investment securities sold on a delayed-delivery or when-issued basis	2,962,050	923,302
Fund shares sold	2,859,227	—
Dividends	317	15
Interest	864,463	4,177
Prepaid expenses	6,335	8,427
Prepaid offering	68,192	68,686
Reimbursement due from manager	7,965	14,863
Total assets	184,633,348	6,921,374

LIABILITIES:
Payable for investment securities purchased	2,341,702	92,208
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,966,411	1,698,019
Payable for fund shares redeemed	333,407	—
Payable for foreign cash collateral for futures****	—	1,633
Payable upon receipt of securities loaned	1,226,857	—
Payable for investment management fees	52,090	2,387
Payable for administrative fees	14,883	434
Payable for distribution and shareholder service fees	3	5
Payable for trustee fees	761	25
Other accrued expenses and liabilities	33,993	5,809
Total liabilities	6,970,107	1,800,520
NET ASSETS	$177,663,241	$5,120,854
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$177,630,806	$5,033,646
Undistributed net investment income	8,610	46,124
Accumulated net realized loss	(161,273)	(17,415)
Net unrealized appreciation	185,098	58,499
NET ASSETS	$177,663,241	$5,120,854
_______________
+ Including securities loaned at value	$1,187,674	$—
* Cost of investments in securities	$172,266,002	$1,612,743
** Cost of investments in affiliates	$—	$4,083,819
*** Cost of short-term investments	$3,006,417	$15,000
**** Cost of payable for foreign cash collateral for futures	$—	$1,654

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013 (CONTINUED)

	ING Short Term Bond Fund		ING Strategic Income Fund
Class A
Net assets		$3,813	$4,295
Shares authorized		unlimited	unlimited
Par value		$0.001	$0.001
Shares outstanding		381	423
Net asset value and redemption price per share		$10.01	$10.16
Maximum offering price per share (2.50%)(1)		$10.27	$10.42

Class C
Net assets		$3,007	$3,068
Shares authorized		unlimited	unlimited
Par value		$0.001	$0.001
Shares outstanding		301	303
Net asset value and redemption price per share†		$9.99	$10.14

Class I
Net assets		$177,653,406	$5,107,338
Shares authorized		unlimited	unlimited
Par value		$0.001	$0.001
Shares outstanding		17,761,818	502,049
Net asset value and redemption price per share		$10.00	$10.17

Class R
Net assets	$	n/a	$3,074
Shares authorized		n/a	unlimited
Par value	$	n/a	$0.001
Shares outstanding		n/a	303
Net asset value and redemption price per share	$	n/a	$10.15

Class W
Net assets		$3,015	$3,079
Shares authorized		unlimited	unlimited
Par value		$0.001	$0.001
Shares outstanding		301	303
Net asset value and redemption price per share		$10.01	$10.17

_______________

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2013

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$4,337	$11,512	$422,640
Interest, net of foreign taxes withheld*	36,623,929	12,330,009	42,920,053
Securities lending income, net	—	—	123,763
Total investment income	36,628,266	12,341,521	43,466,456

EXPENSES:
Investment management fees	5,166,309	869,810	1,814,191
Distribution and shareholder service fees:
Class A	1,799,800	215,843	755,811
Class B	24,156	19,452	28,677
Class C	1,685,650	135,949	355,277
Class O	—	—	106,335
Class R	—	—	66,288
Transfer agent fees:
Class A	296,520	89,731	354,321
Class B	1,050	2,037	3,378
Class C	68,362	13,892	41,672
Class I	46,426	1,969	433,051
Class O	—	—	49,896
Class R	—	—	15,539
Class W	9,183	5,077	196,694
Administrative service fees	1,116,727	170,550	1,067,169
Shareholder reporting expense	73,084	11,283	105,240
Registration fees	116,573	76,702	130,601
Professional fees	95,094	27,863	108,418
Custody and accounting expense	126,265	29,270	248,720
Trustee fees	33,502	5,117	32,015
Miscellaneous expense	54,856	10,891	57,245
Interest expense	—	289	591
Total expenses	10,713,557	1,685,725	5,971,129
Net recouped and reimbursed fees	—	69,594	—
Net expenses	10,713,557	1,755,319	5,971,129
Net investment income	25,914,709	10,586,202	37,495,327

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,019,815	4,156,554	27,838,804
Foreign currency related transactions	—	—	(2,289,719)
Futures	(4,782,790)	—	(1,919,192)
Swaps	—	(252,292)	(5,983,947)
Written options	—	—	424,999
Net realized gain	12,237,025	3,904,262	18,070,945
Net change in unrealized appreciation (depreciation) on:
Investments	(9,734,099)	7,731,898	13,687,532
Foreign currency related transactions	—	(491)	1,753,487
Futures	(2,422,421)	—	(501,104)
Swaps	—	—	70,617
Written options	—	—	(126,078)
Net change in unrealized appreciation (depreciation)	(12,156,520)	7,731,407	14,884,454
Net realized and unrealized gain (loss)	80,505	11,635,669	32,955,399
Increase in net assets resulting from operations	$25,995,214	$22,221,871	$70,450,726
_______________
*Foreign taxes withheld	$—	$—	$8,904

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2013

	ING Short Term Bond Fund	ING Strategic Income Fund
	December 19, 2012(1) to March 31, 2013	November 2, 2012(1) to March 31, 2013
INVESTMENT INCOME:
Dividends	$5,428	$107
Interest	571,318	5,854
Dividends from affiliated funds	—	80,627
Securities lending income, net	786	28
Total investment income	577,532	86,616
EXPENSES:
Investment management fees	150,305	11,194
Distribution and shareholder service fees:
Class A	3	7
Class C	8	12
Class R	—	6
Transfer agent fees:
Class A	15	7
Class C	13	2
Class I	9,702	525
Class R	—	3
Class W	13	3
Administrative service fees	42,944	2,035
Shareholder reporting expense	4,017	389
Registration fees	615	1,961
Professional fees	9,045	1,850
Custody and accounting expense	14,214	2,495
Trustee fees	4,566	149
Offering expense	26,808	46,314
Miscellaneous expense	618	774
Interest expense	—	28
Total expenses	262,886	67,754
Net waived and reimbursed fees	(47,729)	(59,959)
Net expenses	215,157	7,795
Net investment income	362,375	78,821

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(66,869)	(2,775)
Capital gain distributions from affiliated underlying funds	—	3,912
Sale of investments in affiliates	—	(2,709)
Foreign currency related transactions	—	(5,113)
Futures	(78,381)	(13,490)
Swaps	—	2,606
Net realized loss	(145,250)	(17,569)
Net change in unrealized appreciation (depreciation) on:
Investments	312,968	10,779
Affiliated underlying funds	—	54,376
Foreign currency related transactions	—	21
Futures	(127,870)	(6,677)
Net change in unrealized appreciation (depreciation)	185,098	58,499
Net realized and unrealized gain	39,848	40,930
Increase in net assets resulting from operations	$402,223	$119,751
_______________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS:
Net investment income	$25,914,709	$21,391,070	$10,586,202	$9,156,921
Net realized gain	12,237,025	16,370,451	3,904,262	5,584,078
Net change in unrealized appreciation (depreciation)	(12,156,520)	16,566,755	7,731,407	(3,642,594)
Increase in net assets resulting from operations	25,995,214	54,328,276	22,221,871	11,098,405

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(23,010,585)	(23,332,536)	(5,326,187)	(5,806,199)
Class B	(65,579)	(205,679)	(105,864)	(202,844)
Class C	(4,115,191)	(3,388,606)	(734,434)	(701,323)
Class I	(6,847,734)	(3,755,417)	(3,998,299)	(2,484,636)
Class W	(738,038)	(282,449)	(367,493)	(12,261)
Net realized gains:
Class A	(4,310,906)	(759,067)	—	—
Class B	(11,887)	(4,732)	—	—
Class C	(1,082,266)	(152,779)	—	—
Class I	(1,334,154)	(148,809)	—	—
Class W	(166,281)	(11,773)	—	—
Return of capital:
Class A	(1,805,731)	—	—	—
Class B	(3,973)	—	—	—
Class C	(452,559)	—	—	—
Class I	(538,978)	—	—	—
Class W	(92,836)	—	—	—
Total distributions	(44,576,698)	(32,041,847)	(10,532,277)	(9,207,263)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	510,416,007	394,973,148	127,579,519	94,098,655
Reinvestment of distributions	37,842,756	27,796,341	8,839,518	7,479,518
	548,258,763	422,769,489	136,419,037	101,578,173
Cost of shares redeemed	(360,081,641)	(249,313,865)	(70,226,450)	(90,258,244)
Net increase in net assets resulting from capital share transactions	188,177,122	173,455,624	66,192,587	11,319,929
Net increase in net assets	169,595,638	195,742,053	77,882,181	13,211,071

NET ASSETS:
Beginning of year or period	980,496,655	784,754,602	139,620,133	126,409,062
End of year or period	$1,150,092,293	$980,496,655	$217,502,314	$139,620,133
Undistributed (distributions in excess of) net investment income at end of year or period	$(600,860)	$(10,084)	$2,187	$(79,880)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund		ING Short Term Bond Fund	ING Strategic Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	December 19, 2012(1) to March 31, 2013	November 2, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$37,495,327	$32,151,907	$362,375	$78,821
Net realized gain (loss)	18,070,945	44,250,448	(145,250)	(17,569)
Net change in unrealized appreciation (depreciation)	14,884,454	(12,020,751)	185,098	58,499
Increase in net assets resulting from operations	70,450,726	64,381,604	402,223	119,751

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(14,378,185)	(13,736,906)	(1)	(71)
Class B	(101,943)	(223,678)	—	—
Class C	(1,407,172)	(1,233,602)	—	(15)
Class I	(26,359,801)	(15,356,199)	(373,394)	(32,871)
Class O	(2,009,481)	(1,866,285)	—	—
Class R	(592,357)	(591,428)	—	(17)
Class W	(8,735,877)	(2,854,338)	(2)	(20)
Total distributions	(53,584,816)	(35,862,436)	(373,397)	(32,994)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	769,235,698	288,283,900	184,190,149	5,008,603
Reinvestment of distributions	48,994,629	30,494,755	373,397	32,994
	818,230,327	318,778,655	184,563,546	5,041,597
Cost of shares redeemed	(509,838,878)	(269,875,971)	(6,929,131)	(7,500)
Net increase in net assets resulting from capital share transactions	308,391,449	48,902,684	177,634,415	5,034,097
Net increase in net assets	325,257,359	77,421,852	177,663,241	5,120,854

NET ASSETS:
Beginning of year or period	826,939,001	749,517,149	—	—
End of year or period	$1,152,196,360	$826,939,001	$177,663,241	$5,120,854
Undistributed net investment income at end of year or period	$2,922,211	$20,559,366	$8,610	$46,124

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GNMA Income Fund
Class A
03-31-13	9.09	0.22		0.00 *	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90		0.90		2.38		727,058	352
03-31-12	8.84	0.23	•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93		0.93		2.58		681,900	335
03-31-11	8.75	0.32		0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93		0.93		3.63		593,080	193
03-31-10	8.71	0.33	•	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94		0.94		3.83		589,813	114
03-31-09	8.54	0.37		0.18	0.55	0.38	—	—	0.38	—	8.71	6.62	0.96	0.96		0.96		4.33		606,856	39
Class B
03-31-13	9.04	0.14	•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65		1.65		1.59		1,430	352
03-31-12	8.79	0.17	•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68		1.68		1.87		3,676	335
03-31-11	8.70	0.26	•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68		1.68		2.90		11,262	193
03-31-10	8.66	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69		1.69		3.08		25,704	114
03-31-09	8.49	0.30		0.18	0.48	0.31	—	—	0.31	—	8.66	5.86	1.71	1.71		1.71		3.57		38,718	39
Class C
03-31-13	9.04	0.16		0.00 *	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65		1.65		1.63		177,823	352
03-31-12	8.79	0.16	•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68		1.68		1.82		138,543	335
03-31-11	8.71	0.25		0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68		1.68		2.88		104,196	193
03-31-10	8.67	0.27	•	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69		1.69		3.09		103,103	114
03-31-09	8.50	0.30		0.18	0.48	0.31	—	—	0.31	—	8.67	5.88	1.71	1.71		1.71		3.59		73,209	39
Class I
03-31-13	9.10	0.25		0.00 *	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63		0.63		2.64		206,100	352
03-31-12	8.85	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65		0.65		2.83		144,678	335
03-31-11	8.76	0.34		0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63		0.63		3.92		68,996	193
03-31-10	8.72	0.36	•	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64		0.64		4.15		52,880	114
03-31-09	8.55	0.39		0.18	0.57	0.40	—	—	0.40	—	8.72	6.95	0.65	0.65		0.65		4.64		38,908	39
Class W
03-31-13	9.11	0.25	•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65		0.65		2.72		37,682	352
03-31-12	8.86	0.26	•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68		0.68		2.83		11,700	335
03-31-11	8.77	0.35		0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68		0.68		3.88		7,221	193
03-31-10	8.73	0.36	•	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66		0.66		4.15		8,204	114
03-31-09	8.55	0.39		0.19	0.58	0.40	—	—	0.40	—	8.73	7.03	0.65	0.65		0.65		4.70		4,180	39
ING High Yield Bond Fund
Class A
03-31-13	7.80	0.49		0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10		1.10		6.20		85,429	109
03-31-12	7.82	0.52		(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10		1.10		6.73		98,123	100
03-31-11	7.38	0.56		0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10	†	1.10	†	7.43	†	86,017	87
03-31-10	5.52	0.62		1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10	†	1.10	†	9.17	†	83,034	103
03-31-09	7.89	0.62		(2.32)	(1.70)	0.54	—	0.13	0.67	—	5.52	(22.36)	1.25	1.10	†	1.10	†	9.30	†	59,307	75
Class B
03-31-13	7.79	0.43		0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85		1.85		5.47		1,629	109
03-31-12	7.81	0.46		(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85		1.85		6.00		2,370	100
03-31-11	7.37	0.51	•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85	†	1.85	†	6.74	†	6,864	87
03-31-10	5.52	0.57		1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85	†	1.85	†	8.46	†	12,099	103
03-31-09	7.88	0.58		(2.32)	(1.74)	0.49	—	0.13	0.62	—	5.52	(22.86)	2.00	1.85	†	1.85	†	8.38	†	12	75
Class C
03-31-13	7.80	0.44		0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85		1.85		5.43		14,354	109
03-31-12	7.81	0.46		(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85		1.85		6.00		12,727	100
03-31-11	7.38	0.50		0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85	†	1.85	†	6.66	†	11,938	87
03-31-10	5.52	0.57		1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85	†	1.85	†	8.40	†	11,038	103
03-31-09	7.89	0.58		(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85	†	1.85	†	8.57	†	7,101	75

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING High Yield Bond Fund (continued)
Class I
03-31-13	7.80	0.52	•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75		0.75		6.40		101,387	109
03-31-12	7.81	0.55		(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67		0.67		7.09		24,849	100
03-31-11	7.37	0.57	•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73	†	0.73	†	7.53	†	21,590	87
03-31-10	5.51	0.64	•	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78	†	0.78	†	8.99	†	1,582	103
07-31-08(4)–03-31-09	7.64	0.37	•	(1.92)	(1.55)	0.49	—	0.09	0.58	—	5.51	(20.35)	0.95	0.80	†	0.80	†	9.61	†	2	75
Class W
03-31-13	7.81	0.51	•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85		0.85		6.30		14,703	109
07-29-11(4)–03-31-12	7.82	0.36	•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85		0.85		6.93		1,552	100
ING Intermediate Bond Fund
Class A
03-31-13	9.90	0.34		0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		301,544	490
03-31-12	9.53	0.38		0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68		0.68		3.99		293,277	500
03-31-11	9.23	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68	†	0.68	†	4.97	†	316,000	384
03-31-10	8.31	0.45	•	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69	†	0.69	†	5.04	†	348,871	540
03-31-09	10.13	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70	†	0.70	†	4.84	†	471,185	674
Class B
03-31-13	9.88	0.27	•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45		1.45		2.63		1,928	490
03-31-12	9.51	0.32	•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43		1.43		3.30		4,144	500
03-31-11	9.21	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43	†	1.43	†	4.24	†	9,379	384
03-31-10	8.30	0.38	•	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44	†	1.44	†	4.31	†	18,605	540
03-31-09	10.11	0.38		(1.59)	(1.21)	0.38	0.22	—	0.60	—	8.30	(12.26)	1.47	1.45	†	1.45	†	4.08	†	23,721	674
Class C
03-31-13	9.89	0.27		0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45		1.45		2.63		35,308	490
03-31-12	9.52	0.32		0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43		1.43		3.22		35,256	500
03-31-11	9.22	0.40	•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43	†	1.43	†	4.22	†	33,994	384
03-31-10	8.30	0.38	•	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44	†	1.44	†	4.31	†	45,016	540
03-31-09	10.12	0.38		(1.60)	(1.22)	0.38	0.22	—	0.60	—	8.30	(12.35)	1.47	1.45	†	1.45	†	4.08	†	53,534	674
Class I
03-31-13	9.90	0.37	•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42		0.42		3.64		531,681	490
03-31-12	9.53	0.41		0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40		0.40		4.26		331,423	500
03-31-11	9.23	0.50		0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38	†	0.38	†	5.25	†	332,193	384
03-31-10	8.31	0.48	•	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37	†	0.37	†	5.37	†	316,209	540
03-31-09	10.14	0.48		(1.61)	(1.13)	0.48	0.22	—	0.70	—	8.31	(11.42)	0.39	0.37	†	0.37	†	5.17	†	362,162	674
Class O
03-31-13	9.90	0.34	•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70		0.70		3.38		41,596	490
03-31-12	9.54	0.39		0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68		0.68		3.98		42,500	500
03-31-11	9.24	0.47	•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68	†	0.68	†	4.96	†	41,335	384
03-31-10	8.32	0.46	•	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69	†	0.69	†	5.09	†	41,860	540
03-31-09	10.14	0.45		(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.32	(11.62)	0.72	0.70	†	0.70	†	4.84	†	39,188	674
Class R
03-31-13	9.91	0.30		0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95		0.95		3.14		14,401	490
03-31-12	9.54	0.35		0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93		0.93		3.73		12,323	500
03-31-11	9.24	0.45	•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93	†	0.93	†	4.72	†	14,339	384
03-31-10	8.32	0.43	•	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94	†	0.94	†	4.83	†	18,417	540
03-31-09	10.15	0.43		(1.61)	(1.18)	0.43	0.22	—	0.65	—	8.32	(11.93)	0.97	0.95	†	0.95	†	4.59	†	18,240	674

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Intermediate Bond Fund (continued)
Class W
03-31-13	9.89	0.37	•	0.32		0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45		0.45		3.64		225,738	490
03-31-12	9.52	0.40	•	0.53		0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43		0.43		4.17		108,016	500
03-31-11	9.22	0.48		0.27		0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	†	0.43	†	5.21	†	2,276	384
03-31-10	8.31	0.48	•	1.08		1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40	†	0.40	†	5.42	†	2,087	540
03-31-09	10.12	0.45		(1.53)		(1.08)	0.51	0.22	—	0.73	—	8.31	(11.03)	0.39	0.37	†	0.37	†	5.09	†	2,079	674
ING Short Term Bond Fund
Class A
12-19-12(4)–03-31-13	10.00	0.02		(0.01)		0.01	0.00 *	—	—	0.00 *	—	10.01	0.13	2.39	0.80		0.80		0.63		4	85
Class C
12-19-12(4)–03-31-13	10.00	(0.01)		0.00	*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55		1.55		(0.39)		3	85
Class I
12-19-12(4)–03-31-13	10.00	0.02		0.00	*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50		0.50		0.84		177,653	85
Class W
12-19-12(4)–03-31-13	10.00	0.02		0.00	*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55		0.55		0.59		3	85
ING Strategic Income Fund(5)
Class A
11-02-12(4)–03-31-13	10.00	0.12		0.10		0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83		0.83		3.26		4	193
Class C
11-02-12(4)–03-31-13	10.00	0.11		0.08		0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58		1.58		2.69		3	193
Class I
11-02-12(4)–03-31-13	10.00	0.16		0.08		0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38		0.38		3.87		5,107	193
Class R
11-02-12(4)–03-31-13	10.00	0.13		0.08		0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08		1.08		3.20		3	193
Class W
11-02-12(4)–03-31-13	10.00	0.15		0.09		0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58		0.58		3.68		3	193

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Expense ratios do not include expenses of underlying funds.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING Short Term Bond Fund (“Short Term Bond”) and ING Strategic Income Fund (“Strategic Income”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair Value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended March 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2013, the maximum amount of loss that Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $2,993,737, which represents the gross payments to be received by the Fund on open forward foreign currency contracts and swaps were they to be unwound as of March 31, 2013. There was no collateral posted by any counterparty at March 31, 2013.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2013, Intermediate Bond had a net liability position of $5,565,488 on open forward foreign currency and swaps with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2013, Intermediate Bond could have been required to pay this amount in cash to its counterparties. As of March 31, 2013 Intermediate Bond had posted $2,590,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Foreign Currency Transactions and Futures Contracts. High Yield Bond and Intermediate Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2013, Intermediate Bond and Strategic Income have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.

During the year ended March 31, 2013, Intermediate Bond had average contract amounts on forward foreign currency contracts to buy and sell of $80,291,388 and $121,066,795, respectively. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at March 31, 2013.

During the year ended March 31, 2013, Strategic Income had average contract amounts on forward foreign currency contracts to buy and sell of $100,110 and $494,000, respectively. There were no open forward foreign currency contracts at March 31, 2013.

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2013, Intermediate Bond, Short Term Bond and Strategic Income have both purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. GNMA Income also sold futures contracts on various notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2013, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Purchased	Sold
GNMA Income	$—	$152,811,929
Intermediate Bond	142,987,347	139,889,755
Short Term Bond	48,614,155	35,189,431
Strategic Income	1,528,519	665,234

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income and Strategic Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L.  Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2013, Intermediate Bond has purchased and written foreign currency options in order to hedge the value of its non-U.S. dollar-denominated holdings from adverse currency movements and to generate income. There were no open purchased or written foreign currency options at March 31, 2013.

During the year ended March 31, 2013, Intermediate Bond has purchased and written swaptions on credit default swap indices (“CDX”) as part of managing the Fund’s credit risk and sector exposure and as a means of generating additional income. There were no open purchased or written CDX swaptions at March 31, 2013.

During the year ended March 31, 2013, Intermediate Bond has purchased and written interest rate swaptions to manage duration and yield curve exposures. There were no open purchased or written interest rate swaptions at March 31, 2013.

Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the year ended March 31, 2013.

O.  Swap Agreements. High Yield Bond and Intermediate Bond may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

High Yield Bond and Intermediate Bond may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2013, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2013, Intermediate Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps.

For the year ended March 31, 2013, Intermediate Bond and High Yield Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. Please refer to the table following the Summary Portfolio of Investments for Intermediate Bond for open credit default swaps. High Yield Bond had no open credit default swaps at March 31, 2013.

For the year ended March 31, 2013, Intermediate Bond had average notional amounts of $23,726,954 and $5,763,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively. High Yield Bond had an average notional amount of $4,000,000 on credit default swaps to sell protection.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk. For the year ended March 31, 2013, Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $44,074,556. For the year ended March 31, 2013, Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $36,440,436. Intermediate Bond entered into interest rate swaps to manage duration and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at March 31, 2013.

P.  Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

Q.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

R.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

twelve month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2013, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
High Yield Bond	$239,524,055	$177,480,300
Intermediate Bond	1,312,038,097	1,065,149,877
Short Term Bond	153,797,305	11,168,780
Strategic Income	4,671,380	372,831

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$4,273,845,453	$4,018,745,687
Intermediate Bond	4,687,035,663	4,542,667,974
Short Term Bond	127,898,415	98,305,989
Strategic Income	12,018,265	10,619,249

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Portfolio	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income	0.55% on all assets

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor” or “IID”) is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	N/A
Strategic Income	0.25%	N/A	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$114,861	$—
High Yield Bond	7,736	—
Intermediate Bond	11,793	—
Short Term Bond	32	—

Contingent Deferred Sales Charges:
GNMA Income	$—	$12,743
High Yield Bond	—	62
Intermediate Bond	57	1,547

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	High Yield Bond	7.17%
ING Investment Management Company LLC	Strategic Income	99.98
ING Life Insurance and Annuity Company	GNMA Income	13.39
	Intermediate Bond	12.08
ING National Trust	GNMA Income	18.97
	Intermediate Bond	6.01
ING Solution 2015 Portfolio	Short Term Bond	29.33
ING Solution 2025 Portfolio	Short Term Bond	43.41
ING Solution 2035 Portfolio	Short Term Bond	12.60
ING Solution Income Portfolio	Short Term Bond	9.55

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	1.00%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	0.55%
Strategic Income(1)	1.15%	N/A	1.90%	0.70%	N/A	1.40%	0.90%

(1)	For Strategic Income, the total expense limits include the expenses of the underlying investment companies.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2013 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2014	2015	2016	Total
High Yield Bond	$37,645	$60,446	$—	$98,091
Short Term Bond	—	—	47,690	$47,690
Strategic Income	—	—	59,959	$59,959

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2013, are as follows:

	March 31,
	2014	2015	2016	Total
Short Term Bond
Class A	$—	$—	$15	$15
Class C	—	—	12	12
Class W	—	—	12	12

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

High Yield Bond and Intermediate Bond, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

$125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	3	$1,053,333	1.24%
Intermediate Bond	12	1,078,750	1.18

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Number of Contracts	Cost
Balance at 03/31/12	—	$—
Options Purchased	144,846,000	2,292,429
Options Terminated in Closing Sell Transactions	(144,846,000)	(2,292,429)
Options Exercised	—	—
Options Expired	—	—
Balance at 03/31/13	—	$—

Transactions in purchased foreign currency options for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Notional Amount	Cost
Balance at 03/31/12	19,600,000	$156,800
Options Purchased	77,700,000	525,829
Options Terminated in Closing Sell Transactions	(29,800,000)	(226,220)
Options Exercised	—	—
Options Expired	(67,500,000)	(456,409)
Balance at 03/31/13	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Notional Amount	Cost
Balance at 03/31/12	40,180,000	$754,159
Options Purchased	32,145,000	1,085,490
Options Terminated in Closing Sell Transactions	(40,180,000)	(754,159)
Options Exercised	—	—
Options Expired	(32,145,000)	(1,085,490)
Balance at 03/31/13	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/11	—	$—
Options Written	13,378,000	211,908
Options Terminated in Closing Purchase Transactions	(13,378,000)	(211,908)
Options Exercised	—	—
Options Expired	—	—
Balance at 03/31/12	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/12	19,600,000	$151,078
Options Written	77,700,000	264,791
Options Terminated in Closing Purchase Transactions	(29,800,000)	(222,296)
Options Exercised	—	—
Options Expired	(67,500,000)	(193,573)
Balance at 03/31/13	—	$—

Transactions in written credit default swaptions for Intermediate Bond during the year ended March 31, 2013 were as follows:

	Notional Amount	Premiums Received
Balance at 03/31/12	—	$—
Options Written	32,145,000	546,460
Options Terminated in Closing Purchase Transactions	(32,145,000)	(546,460)
Options Exercised	—	—
Options Expired	—	—
Balance at 03/31/13	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2013	22,959,772	—	2,837,748		(19,599,235)	6,198,285	208,072,027	—	25,671,309	(177,126,083)	56,617,253
3/31/2012	24,514,742	—	2,375,996		(18,954,717)	7,936,021	221,856,424	—	21,423,816	(171,310,378)	71,969,862
Class B
3/31/2013	25,425	—	6,944		(278,591)	(246,222)	229,886	—	62,571	(2,508,867)	(2,216,410)
3/31/2012	37,213	—	18,726		(930,578)	(874,639)	335,404	—	167,427	(8,308,133)	(7,805,302)
Class C
3/31/2013	9,382,483	—	494,973		(5,222,493)	4,654,963	84,658,284	—	4,454,436	(46,855,597)	42,257,123
3/31/2012	5,764,855	—	293,474		(2,580,225)	3,478,104	51,973,193	—	2,635,071	(23,168,192)	31,440,072
Class I
3/31/2013	19,790,108	—	744,668		(13,437,362)	7,097,414	179,723,273	—	6,742,644	(121,416,870)	65,049,047
3/31/2012	12,189,352	—	364,066		(4,449,136)	8,104,282	110,555,426	—	3,289,782	(40,299,123)	73,546,085
Class W
3/31/2013	4,163,234	—	100,761		(1,347,304)	2,916,691	37,732,537	—	911,796	(12,174,224)	26,470,109
3/31/2012	1,128,864	—	31,026		(690,349)	469,541	10,252,700	—	280,245	(6,228,039)	4,304,906

High Yield Bond
Class A
3/31/2013	1,426,177	—	496,119		(4,257,912)	(2,335,616)	11,372,823	—	3,976,452	(33,552,864)	(18,203,589)
3/31/2012	5,429,446	—	569,801		(4,429,121)	1,570,126	41,242,516	—	4,362,523	(33,773,850)	11,831,189
Class B
3/31/2013	5,451	—	10,383		(124,353)	(108,519)	43,302	—	82,909	(992,362)	(866,151)
3/31/2012	30,242	—	20,536		(625,689)	(574,911)	230,699	—	157,258	(4,827,850)	(4,439,893)
Class C
3/31/2013	403,184	—	60,098		(373,763)	89,519	3,216,529	—	482,121	(2,997,927)	700,723
3/31/2012	407,936	—	64,710		(368,990)	103,656	3,142,134	—	494,993	(2,823,460)	813,667
Class I
3/31/2013	12,418,089	—	485,962		(3,920,879)	8,983,172	99,058,217	—	3,932,628	(31,146,456)	71,844,389
3/31/2012	6,417,691	—	320,569		(6,314,003)	424,257	47,915,561	—	2,452,620	(48,795,651)	1,572,530
Class W
3/31/2013	1,707,521	—	44,886		(189,755)	1,562,652	13,888,648	—	365,408	(1,536,841)	12,717,215
7/29/2011(1)–3/31/2012	202,028	—	1,552		(4,858)	198,722	1,567,745	—	12,123	(37,433)	1,542,435

Intermediate Bond
Class A
3/31/2013	7,409,016	—	1,303,815		(8,442,786)	270,045	75,028,898	—	13,205,170	(85,475,570)	2,758,498
3/31/2012	6,561,524	—	1,296,044		(11,379,209)	(3,521,641)	63,697,285	—	12,600,909	(110,525,656)	(34,227,462)
Class B
3/31/2013	23,765	—	7,646		(259,286)	(227,875)	238,948	—	77,277	(2,617,099)	(2,300,874)
3/31/2012	54,776	—	17,362		(638,746)	(566,608)	531,835	—	168,218	(6,191,473)	(5,491,420)
Class C
3/31/2013	696,411	—	101,527		(859,123)	(61,185)	7,030,444	—	1,027,082	(8,669,714)	(612,188)
3/31/2012	853,505	—	88,646		(947,245)	(5,094)	8,317,392	—	860,583	(9,202,857)	(24,882)
Class I
3/31/2013	52,410,027	—	2,495,937		(35,658,823)	19,247,141	530,735,888	—	25,284,291	(363,409,365)	192,610,814
3/31/2012	9,644,301	—	1,364,634		(12,378,499)	(1,369,564)	94,381,732	—	13,271,296	(120,165,741)	(12,512,713)
Class O
3/31/2013	418,771	—	17,369		(605,495)	(169,355)	4,237,328	—	175,920	(6,116,470)	(1,703,222)
3/31/2012	476,284	—	17,313		(536,344)	(42,747)	4,640,739	—	168,443	(5,228,316)	(419,134)
Class R
3/31/2013	608,527	—	58,426		(484,072)	182,881	6,171,243	—	592,356	(4,919,449)	1,844,150
3/31/2012	608,390	—	60,759		(928,354)	(259,205)	5,915,026	—	591,378	(9,011,314)	(2,504,910)
Class W
3/31/2013	14,469,111	—	853,287		(3,837,998)	11,484,400	145,792,949	—	8,632,533	(38,631,211)	115,794,271
3/31/2012	11,373,799	—	290,877		(980,106)	10,684,570	110,799,889	—	2,833,928	(9,550,614)	104,083,203

Short Term Bond
Class A
12/19/2012(1)–3/31/2013	689	—	—	*	(308)	381	6,888	—	1	(3,083)	3,806
Class C
12/19/2012(1)–3/31/2013	301	—	—		—	301	3,010	—	—	—	3,010
Class I
12/19/2012(1)–3/31/2013	18,416,606	—	37,320		(692,108)	17,761,818	184,177,241	—	373,394	(6,926,048)	177,624,587
Class W
12/19/2012(1)–3/31/2013	301	—	—	*	—	301	3,010	—	2	—	3,012

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Income
Class A
11/2/2012(1)–3/31/2013	1,154	—	7	(738)	423	11,544	—	71	(7,500)	4,115
Class C
11/2/2012(1)–3/31/2013	301	—	2	—	303	3,010	—	15	—	3,025
Class I
11/2/2012(1)–3/31/2013	498,801	—	3,248	—	502,049	4,988,029	—	32,871	—	5,020,900
Class R
11/2/2012(1)-3/31/2013	301	—	2	—	303	3,010	—	17	—	3,027
Class W
11/2/2012(1)–3/31/2013	301	—	2	—	303	3,010	—	20	—	3,030

(1)	Commencement of operations.

*	Share amount is less than 0.500

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Intermediate Bond held the following defaulted securities at March 31, 2013:

Fund	Security	Fair Value
Intermediate Bond	Belize Government International Bond, 8.500%, due 02/20/29	$231,989
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
	Ivory Coast Government International Bond, 5.750%, due 02/31/32	1,161,895

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income). Because of less developed markets and economies and, in some

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Asset Allocation (Strategic Income). Assets will be allocated among other mutual funds (“Underlying Funds”) and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
GNMA Income	$—	$8,271,642	$(8,271,642)
High Yield Bond	—	28,142	(28,142)
Intermediate Bond	—	(1,547,666)	1,547,666
Short Term Bond	(3,609)	19,632	(16,023)
Strategic Income	(451)	297	154

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2013			Year Ended March 31, 2012
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
GNMA Income	$39,541,176	$2,141,445	$2,894,077	$30,964,687	$1,077,160
High Yield Bond	10,532,277	—	—	9,207,263	—
Intermediate Bond	53,584,816	—	—	35,862,436	—
Short Term Bond	373,397	—	—	—	—
Strategic Income	32,994	—	—	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
GNMA Income	$—	$(3,222,493)	$33,815,590	$—	—
High Yield Bond	124,405	—	12,464,980	(13,191,904)	2015
				(9,006,267)	2017
				(14,980,165)	2018
				$(37,178,336)
Intermediate Bond	1,733,196	—	29,873,932	(129,620,820)	2018
Short Term Bond	8,712	(282,040)	305,865	—	—
Strategic Income	46,129	(23,982)	65,066	—	—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of March 31, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Intermediate Bond	$9,081,246	$9,320,770
Short Term Bond	1,187,674	1,226,857

NOTE 15 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2013, ING U.S. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income approved new advisory and sub-advisory agreements on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S. Shareholders of GNMA Income have not yet approved new advisory and sub-advisory agreements.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a stand-alone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Dividends

Subsequent to March 31, 2013, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0247	April 2, 2013	March 28, 2013
Class B	$0.0184	April 2, 2013	March 28, 2013
Class C	$0.0185	April 2, 2013	March 28, 2013
Class I	$0.0268	April 2, 2013	March 28, 2013
Class W	$0.0268	April 2, 2013	March 28, 2013
Class A	$0.0247	May 2, 2013	April 30, 2013
Class B	$0.0191	May 2, 2013	April 30, 2013
Class C	$0.0191	May 2, 2013	April 30, 2013
Class I	$0.0266	May 2, 2013	April 30, 2013
Class W	$0.0265	May 2, 2013	April 30, 2013
High Yield Bond
Class A	$0.0384	May 1, 2013	Daily
Class B	$0.0332	May 1, 2013	Daily
Class C	$0.0332	May 1, 2013	Daily
Class I	$0.0405	May 1, 2013	Daily
Class W	$0.0404	May 1, 2013	Daily

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class A	$0.0228	May 1, 2013	Daily
Class B	$0.0165	May 1, 2013	Daily
Class C	$0.0165	May 1, 2013	Daily
Class I	$0.0255	May 1, 2013	Daily
Class O	$0.0228	May 1, 2013	Daily
Class R	$0.0208	May 1, 2013	Daily
Class W	$0.0250	May 1, 2013	Daily
Short Term Bond
Class A	$—	May 1, 2013	Daily
Class C	$—	May 1, 2013	Daily
Class I	$0.0107	May 1, 2013	Daily
Class W	$—	May 1, 2013	Daily

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
970,116		Vendee Mortgage Trust, 3.750%, 10/15/41	$1,052,898	0.1

		Total Collateralized Mortgage Obligations (Cost $1,035,519)	1,052,898	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 107.8%
		Federal Home Loan Mortgage Corporation: 3.3%##
18,311,789	ˆ	0.500%, due 07/15/36	405,793	0.0
5,528,904	ˆ	4.500%, due 12/15/40	1,044,435	0.1
1,987,584	ˆ	5.500%, due 09/15/35	372,150	0.0
3,818,554	ˆ	5.897%, due 06/15/40	390,948	0.0
10,482,586		6.000%, due 04/15/36	12,145,181	1.1
890,095	ˆ	7.750%, due 10/25/23	191,923	0.0
4,712,157		27.787%, due 04/15/32	6,420,110	0.6
14,694,204		5.000%–21.229%, due 11/01/14–05/01/38	17,049,160	1.5
			38,019,700	3.3

		Federal National Mortgage Association: 10.8%##
5,045,119		3.500%, due 06/25/41	5,256,714	0.5
11,500,000	W	4.000%, due 12/15/39	12,512,090	1.1
9,137,989	ˆ	4.000%, due 05/25/42	1,766,110	0.1
21,500,000		4.000%, due 03/15/43	23,472,793	2.0
14,053,651		4.500%, due 09/01/41	15,174,577	1.3
25,071,936		4.500%, due 09/01/41	27,071,685	2.4
15,002,104		4.593%, due 11/25/33	16,288,286	1.4
4,715,985		16.365%, due 05/25/35	6,140,446	0.5
14,943,947		3.500%–8.500%, due 06/01/14–12/25/45	16,976,898	1.5
			124,659,599	10.8

		Government National Mortgage Association: 93.7%
4,575,620	ˆ	0.209%, due 02/16/48	98,779	0.0
50,076,283	ˆ	0.250%, due 06/20/36	334,920	0.0
13,214,908		0.352%, due 09/20/59	13,175,918	1.1
16,636,939		0.593%, due 07/20/41	16,737,385	1.5
13,383,683		0.603%, due 07/20/41	13,472,109	1.2
11,013,529		0.723%, due 04/20/40	11,142,635	1.0
51,383,575	ˆ	0.802%, due 01/16/50	1,829,173	0.2
4,768,525		0.853%, due 04/20/40	4,848,691	0.4
17,786,682		0.853%, due 06/20/40	17,806,630	1.6
13,914,161		0.903%, due 01/16/40	14,145,707	1.2
86,353,363	ˆ	0.917%, due 01/16/51	3,690,915	0.3
1,778,501	ˆ	1.000%, due 06/16/37	51,650	0.0
12,935,041		1.243%, due 03/20/39	13,205,952	1.1
18,290,494	ˆ	2.427%, due 10/16/52	1,671,848	0.1
7,260,815		3.000%, due 03/20/43	7,240,394	0.6
122,000,000		3.000%, due 05/01/43	127,127,806	11.1
64,844,086		3.500%, due 02/20/43	69,437,887	6.0
113,900,000	W	3.500%, due 05/15/43	122,175,547	10.6
6,067,090	ˆ	4.000%, due 04/20/38	745,983	0.1
3,038,615	ˆ	4.000%, due 08/20/39	912,741	0.1
5,146,430	ˆ	4.000%, due 04/20/41	1,016,749	0.1
13,998,558		4.000%, due 07/20/41	15,408,068	1.3
15,900,000		4.000%, due 10/20/41	17,204,918	1.5
2,639,908	ˆ	4.000%, due 03/20/42	482,933	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
32,938,109		4.000%, due 09/20/42	$35,659,878	3.1
4,772,953		4.000%, due 10/20/42	5,167,356	0.5
10,657,071		4.000%, due 11/20/42	11,537,695	1.0
9,952,415		4.000%, due 02/20/43	10,774,810	0.9
13,600,619	ˆ	4.500%, due 08/20/33	502,535	0.0
2,218,583	ˆ	4.500%, due 02/20/35	111,747	0.0
1,829,251	ˆ	4.500%, due 02/20/36	114,065	0.0
626,662	ˆ	4.500%, due 12/20/37	75,928	0.0
3,786,644	ˆ	4.500%, due 02/20/38	158,022	0.0
3,619,644	ˆ	4.500%, due 04/20/39	651,054	0.1
4,761,000		4.500%, due 05/20/39	5,464,402	0.5
9,752,309		4.500%, due 02/15/40	10,703,463	0.9
4,877,941	ˆ	4.500%, due 06/16/41	939,861	0.1
6,378,004		4.500%, due 09/20/41	7,057,126	0.6
21,680,074	ˆ	4.500%, due 12/16/42	4,430,150	0.4
8,306,673		4.500%, due 01/20/43	9,191,073	0.8
11,874,014		4.660%, due 09/20/61	13,836,385	1.2
4,471,859		4.861%, due 06/20/61	5,054,734	0.4
5,176,527		5.000%, due 04/20/30	5,573,017	0.5
5,022,267		5.000%, due 10/20/34	5,942,901	0.5
12,749,591	ˆ	5.000%, due 05/20/35	591,522	0.1
911,371	ˆ	5.000%, due 09/16/35	62,809	0.0
5,835,951	ˆ	5.000%, due 01/20/38	940,133	0.1
2,952,848	ˆ	5.000%, due 07/16/39	517,553	0.0
11,534,330	ˆ	5.000%, due 03/20/40	2,098,494	0.2
37,217,537		5.000%, due 05/20/40	43,714,993	3.8
1,582,264	ˆ	5.000%, due 05/20/41	333,855	0.0
4,863,719		5.000%, due 07/20/41	5,375,960	0.5
8,100,000		5.250%, due 01/20/38	9,441,834	0.8
6,274,756		5.360%, due 02/20/38	7,101,903	0.6
13,914,443		5.473%, due 01/20/60	15,825,049	1.4
18,569,154	ˆ	5.477%, due 04/20/40	2,983,963	0.3
940,042	ˆ	5.500%, due 11/20/33	27,339	0.0
4,293,247		5.500%, due 03/16/34	5,181,801	0.5
9,711,430		5.500%, due 12/16/35	11,737,079	1.0
4,038,399		5.500%, due 10/20/37	4,671,991	0.4
5,619,046		5.500%, due 11/20/37	6,447,130	0.6
13,468,039		5.500%, due 01/15/39	15,648,991	1.4
1,233,270	ˆ	5.500%, due 09/16/40	202,509	0.0
10,800,000		5.750%, due 07/20/38	12,039,845	1.0
13,745,276	ˆ	5.797%, due 12/20/40	2,751,362	0.2
6,953,486	ˆ	5.847%, due 12/20/40	1,248,741	0.1
8,071,003	ˆ	5.897%, due 05/20/32	928,165	0.1
5,745,036	ˆ	5.947%, due 09/16/39	784,945	0.1
5,425,519		5.950%, due 02/15/44	5,814,540	0.5
1,560,262	ˆ	6.000%, due 01/20/34	338,506	0.0
4,789,016		6.000%, due 07/20/34	5,379,741	0.5
7,589,000		6.000%, due 07/20/37	9,013,615	0.8
2,123,551	ˆ	6.000%, due 01/16/40	993,614	0.1
29,150,302	ˆ	6.147%, due 04/16/39	3,983,637	0.3
10,434,365	ˆ	6.297%, due 09/20/37	1,485,787	0.1
5,390,956	ˆ	6.297%, due 05/16/38	868,503	0.1
12,800,138	ˆ	6.297%, due 09/20/38	1,748,048	0.2
5,435,332		6.419%, due 04/20/37	6,200,534	0.5
4,342,027	ˆ	6.567%, due 02/16/35	887,570	0.1
3,770,163	ˆ	7.297%, due 05/16/31	791,903	0.1
2,067,976	ˆ	7.397%, due 10/16/29	443,730	0.0
5,862,013	ˆ	7.500%, due 04/16/37	1,817,422	0.2

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
2,365,222	ˆ	7.797%, due 05/16/32	$578,830	0.1
249,070,588		1.123%–24.555%, due 05/15/16–07/20/62	278,569,496	24.2
44,706,144	ˆ	0.583%, due 11/16/46	1,222,463	0.1
			1,077,707,445	93.7

		Total U.S. Government Agency Obligations (Cost $1,205,998,309)	1,240,386,744	107.8

		Total Long-Term Investments (Cost $1,207,033,828)	1,241,439,642	107.9

SHORT-TERM INVESTMENTS: 7.0%
		U.S. Treasury Bills: 7.0%
80,000,000		United States Treasury Bill, 0.070%, 04/18/13 (Cost $79,996,730)	79,996,730	7.0

		Total Short-Term Investments (Cost $79,996,730)	79,996,730	7.0

		Total Investments in Securities (Cost $1,287,030,558)	$1,321,436,372	114.9
		Liabilities in Excess of Other Assets	(171,344,079)	(14.9)
		Net Assets	$1,150,092,293	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,287,620,782.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,778,243
Gross Unrealized Depreciation	(3,962,653)
Net Unrealized Appreciation	$33,815,590

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$1,052,898	$—	$1,052,898
Short-Term Investments	—	79,996,730	—	79,996,730
U.S. Government Agency Obligations	—	1,240,386,744	—	1,240,386,744
Total Investments, at fair value	$—	$1,321,436,372	$—	$1,321,436,372
Liabilities Table

Other Financial Instruments+
Futures	$(591,914)	$—	$—	$(591,914)
Total Liabilities	$(591,914)	$—	$—	$(591,914)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA Income Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(936)	06/19/13	$(123,537,380)	$(384,901)
U.S. Treasury 5-Year Note	(204)	06/28/13	(25,307,157)	(32,191)
U.S. Treasury Long Bond	(398)	06/19/13	(57,498,562)	(174,822)
			$(206,343,099)	$(591,914)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$591,914
Total Liability Derivatives		$591,914

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,782,790)
Total	$(4,782,790)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,422,421)
Total	$(2,422,421)

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.6%
		Consumer Discretionary: 20.7%
195,000	#	Affinia Group, Inc., 10.750%, 08/15/16	$212,062	0.1
585,000	#	Affinity Gaming, LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	627,412	0.3
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,100,812	0.5
34,781	#	American Media, Inc., 13.500%, 06/15/18	28,694	0.0
750,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	843,750	0.4
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,017,500	0.5
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	726,512	0.3
310,000	#	Boyd Gaming Corp., 9.000%, 07/01/20	323,950	0.1
500,000	#	Bresnan Broadband Holdings, LLC, 8.000%, 12/15/18	547,500	0.3
970,000		Cablevision Systems Corp., 7.750%, 04/15/18	1,092,462	0.5
1,000,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	990,625	0.5
535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	560,413	0.3
250,000	#	CCO Holdings, LLC/ CCO Holdings Capital Corp., 5.250%, 03/15/21	249,687	0.1
1,110,000		CCO Holdings, LLC/ CCO Holdings Capital Corp., 6.500%–7.250%, 10/30/17–04/30/21	1,188,000	0.6
750,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	774,375	0.4
500,000	#	Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 09/15/20	521,250	0.2
500,000	#	Ceridian Corp., 11.000%, 03/15/21	538,750	0.2
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	495,563	0.2
530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	555,837	0.3
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	109,069	0.0
730,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	773,800	0.4
270,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	282,825	0.1

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
500,000	#	Coinstar, Inc., 6.000%, 03/15/19	$512,500	0.2
960,000		Cumulus Media Holdings, Inc., 7.750%, 05/01/19	991,200	0.5
800,000		DISH DBS Corp., 5.875%, 07/15/22	843,000	0.4
480,000		DISH DBS Corp., 7.875%, 09/01/19	571,200	0.2
750,000	#	Griffey Intermediate, Inc./Griffey Finance Sub, LLC, 7.000%, 10/15/20	768,750	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	919,875	0.4
500,000	#	Jaguar Holding Co. II/ Jaguar Merger Sub, Inc., 9.500%, 12/01/19	576,250	0.3
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	445,000	0.2
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	447,500	0.2
1,000,000		KB Home, 5.875%–6.250%, 01/15/15–06/15/15	1,073,750	0.5
650,000	#	LIN Television Corp., 6.375%, 01/15/21	695,500	0.3
250,000	#	Mediacom Broadband, LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	260,625	0.1
500,000		MGM Mirage, 7.500%, 06/01/16	556,250	0.2
1,000,000		MGM Resorts International, 7.750%, 03/15/22	1,115,000	0.5
500,000		MGM Resorts International, 8.625%, 02/01/19	585,000	0.3
500,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	511,875	0.2
750,000	#, &	New Academy Finance Co., LLC / New Academy Finance Corp., 8.000%, 06/15/18	780,000	0.4
650,000	#	Nielsen Finance, LLC/ Nielsen Finance Co., 4.500%, 10/01/20	652,438	0.3
500,000	#, &	Nord Anglia Education, Inc., 8.500%, 02/15/18	505,000	0.2
625,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	689,063	0.3
400,000	#	Penske Automotive Group, Inc., 5.750%, 10/01/22	419,000	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
650,000	#, &	Petco Holdings, Inc., 8.500%, 10/15/17	$673,563	0.3
1,000,000	#	Shearer’s Foods, LLC/ Chip Fin Corp., 9.000%, 11/01/19	1,100,000	0.5
850,000		Standard Pacific Corp., 8.375%, 01/15/21	1,010,438	0.5
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	828,750	0.4
750,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	858,750	0.4
725,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	773,031	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	875,913	0.4
10,930,533		Other Securities	11,408,015	5.2
			45,008,084	20.7

		Consumer Staples: 8.3%
750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	802,500	0.4
865,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	826,075	0.4
1,000,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,027,500	0.5
750,000	#	Chiquita Brands International, Inc./LLC, 7.875%, 02/01/21	788,437	0.4
500,000	#	FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	556,250	0.2
1,000,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,002,500	0.5
450,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	473,625	0.2
750,000	#, &	Michael Foods Holding, Inc., 8.500%, 07/15/18	776,250	0.3
545,000	#	Neff Rental, LLC/Neff Finance Corp., 9.625%, 05/15/16	581,788	0.3
1,000,000	#	Revlon Consumer Products Corp., 5.750%, 02/15/21	1,007,500	0.5
1,000,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu, 8.250%–9.875%, 08/15/19–02/15/21	1,066,250	0.5
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	213,600	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	765,000	0.3

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	$538,125	0.2
500,000	#	Sun Products Corp./ The, 7.750%, 03/15/21	506,250	0.2
750,000	#	US Foodservice, 8.500%, 06/30/19	799,688	0.4
1,000,000	#	Wells Enterprises, Inc., 6.750%, 02/01/20	1,057,500	0.5
4,860,000		Other Securities	5,281,348	2.4
			18,070,186	8.3

		Energy: 15.1%
500,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 5.875%, 08/01/23	500,000	0.2
295,000	#	Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.625%, 10/01/20	309,012	0.2
750,000	#	Aurora USA Oil & Gas, Inc., 7.500%, 04/01/20	759,375	0.4
325,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	365,625	0.2
175,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	196,875	0.1
400,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	453,000	0.2
825,000		Chesapeake Energy Corp., 6.125%, 02/15/21	881,719	0.4
750,000	#	EPL Oil & Gas, Inc., 8.250%, 02/15/18	798,750	0.4
750,000	#	Foresight Energy, LLC/ Foresight Energy Corp., 9.625%, 08/15/17	815,625	0.4
1,000,000	#	Genesis Energy L.P./ Genesis Energy Finance Corp., 5.750%, 02/15/21	1,034,375	0.5
1,250,000	#	Halcon Resources Corp., 8.875%, 05/15/21	1,353,125	0.6
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	964,687	0.4
750,000	#	Kodiak Oil & Gas Corp., 5.500%, 01/15/21	786,563	0.4
500,000	#	Legacy Reserves L.P./ Legacy Reserves Finance Corp., 8.000%, 12/01/20	520,000	0.2
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	565,688	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
545,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	$559,987	0.2
625,000	#	Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC, 10.750%, 10/01/20	696,875	0.3
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	948,125	0.4
950,000		Plains Exploration & Production Co., 6.125%–6.625%, 06/15/19–05/01/21	1,046,000	0.5
1,105,000	#	Resolute Energy Corp., 8.500%, 05/01/20	1,149,200	0.5
1,000,000	#	Rex Energy Corp., 8.875%, 12/01/20	1,062,500	0.5
500,000	#	SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	528,750	0.2
500,000	#	Talos Production LLC/ Talos Production Finance, Inc., 9.750%, 02/15/18	497,500	0.2
800,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	862,000	0.4
1,000,000	#	Western Refining, Inc., 6.250%, 04/01/21	1,023,750	0.5
13,229,000		Other Securities	14,169,435	6.5
			32,848,541	15.1

		Financials: 7.9%
735,000		Ally Financial, Inc., 8.000%, 03/15/20	916,912	0.4
1,455,000		Ally Financial, Inc., 3.125%–8.300%, 02/12/15–09/15/20	1,624,689	0.8
750,000	#, &	Alphabet Holding Co., Inc., 7.750%, 11/01/17	783,750	0.4
750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	818,438	0.4
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	212,500	0.1
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	332,050	0.1
1,830,000		CIT Group, Inc., 4.250%–5.375%, 05/15/17–08/15/22	1,966,277	0.9
650,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	641,063	0.3
400,000	#	Felcor Lodging L.P., 5.625%, 03/01/23	408,500	0.2
500,000	#	Geo Group, Inc./The, 5.125%, 04/01/23	506,250	0.2

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
1,495,000		International Lease Finance Corp., 5.875%–8.250%, 05/15/19–08/15/22	$1,694,368	0.8
500,000	#	Realogy Corp., 7.625%, 01/15/20	566,250	0.2
770,000	#	Realogy Corp., 7.875%, 02/15/19	847,000	0.4
1,000,000	#	RHP Hotel Properties L.P./RHP Finance Corp., 5.000%, 04/15/21	1,005,000	0.5
500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	548,750	0.2
750,000		Shea Homes L.P./Shea Homes Funding Corp., 8.625%, 05/15/19	845,625	0.4
500,000	#	Tops Holding Corp./ Tops Markets, LLC, 8.875%, 12/15/17	551,250	0.2
2,834,000		Other Securities	2,960,734	1.4
			17,229,406	7.9

		Health Care: 8.4%
500,000	#	Acadia Healthcare Co., Inc., 6.125%, 03/15/21	518,750	0.2
1,000,000	#	Amsurg Corp., 5.625%, 11/30/20	1,057,500	0.5
475,000	#	Biomet, Inc., 6.500%, 08/01/20	505,875	0.2
495,000	#, &	CDRT Holding Corp., 9.250%, 10/01/17	516,037	0.2
1,040,000		CHS/Community Health Systems, Inc., 5.125%–8.000%, 08/15/18–07/15/20	1,114,512	0.5
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,568,331	0.7
1,300,000		HCA, Inc., 7.500%, 02/15/22	1,498,250	0.7
465,000		HCA, Inc., 7.250%–7.875%, 02/15/20–09/15/20	515,438	0.3
750,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	849,375	0.4
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	307,300	0.1
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	995,313	0.5
750,000	#	Universal Hospital Services, Inc., 7.625%, 08/15/20	810,000	0.4
525,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	561,750	0.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	$518,788	0.2
6,593,000		Other Securities	6,953,003	3.2
			18,290,222	8.4

		Industrials: 8.5%
700,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	757,750	0.3
500,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	546,875	0.3
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	491,400	0.2
600,000	#	Belden, Inc., 5.500%, 09/01/22	618,000	0.3
750,000	#, &	BOE Merger Corp., 9.500%, 11/01/17	810,937	0.4
800,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	897,000	0.4
500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	540,625	0.2
750,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	783,750	0.4
600,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	663,000	0.3
500,000		HD Supply, Inc., 10.500%, 01/15/21	521,875	0.2
500,000	#	HD Supply, Inc., 7.500%, 07/15/20	527,500	0.3
500,000	#, &	Isabelle Acquisition Sub, Inc., 10.000%, 11/15/18	556,250	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,001,000	0.5
750,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	780,000	0.4
285,000	#	Mcron Finance Sub, LLC/Mcron Finance Corp., 8.375%, 05/15/19	316,350	0.1
500,000	#	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21	519,375	0.2
500,000	#	Nortek, Inc., 8.500%, 04/15/21	556,250	0.3
250,000	#	Sequa Corp., 7.000%, 12/15/17	254,375	0.1
500,000	#	Silver II Borrower/Silver II US Holdings, LLC, 7.750%, 12/15/20	535,000	0.2
1,000,000	#	Watco Cos LLC/Watco Finance Corp., 6.375%, 04/01/23	1,033,750	0.5
5,264,000		Other Securities	5,752,752	2.6
			18,463,814	8.5

CORPORATE BONDS/NOTES: (continued)
		Information Technology: 5.6%
855,000		Aspect Software, Inc., 10.625%, 05/15/17	$863,550	0.4
400,000	#	Audatex North America, Inc., 6.750%, 06/15/18	431,000	0.2
500,000	#	CyrusOne L.P./ CyrusOne Finance Corp., 6.375%, 11/15/22	526,250	0.2
17,000		First Data Corp., 9.875%, 09/24/15	17,595	0.0
800,000	#	First Data Corp., 6.750%, 11/01/20	838,000	0.4
145,000	#	First Data Corp., 8.250%, 01/15/21	151,525	0.1
146,000	#, &	First Data Corp., 8.750%, 01/15/22	155,125	0.1
1,000,000	#	First Data Corp., 10.625%, 06/15/21	1,016,250	0.4
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	783,750	0.4
855,000		Infor US, Inc., 9.375%–11.500%, 07/15/18–04/01/19	994,256	0.5
500,000	#	Interface Security Systems Holdings, Inc./ Interface Security Systems LLC, 9.250%, 01/15/18	518,750	0.2
750,000	#	NXP BV/NXP Funding LLC, 5.750%, 03/15/23	766,875	0.4
4,627,000		Other Securities	5,047,976	2.3
			12,110,902	5.6

		Materials: 10.5%
1,000,000		ArcelorMittal, 6.000%, 03/01/21	1,053,612	0.5
250,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	278,125	0.1
200,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.875%, 11/15/22	198,000	0.1
500,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.000%, 11/15/20	515,000	0.2
500,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	531,250	0.2
500,000	#	Boise Cascade, LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20	531,875	0.2
500,000	#	Bombardier, Inc., 4.250%, 01/15/16	521,250	0.2
515,000	#	Bombardier, Inc., 6.125%, 01/15/23	536,887	0.3
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	367,662	0.2

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	$180,675	0.1
500,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	550,000	0.3
365,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	372,756	0.2
500,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	516,250	0.3
250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	262,812	0.1
750,000	#	Gibraltar Industries, Inc., 6.250%, 02/01/21	798,750	0.4
250,000	#	Huntsman International LLC, 4.875%, 11/15/20	252,813	0.1
500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	510,000	0.2
500,000	#	Inmet Mining Corp., 7.500%, 06/01/21	542,500	0.2
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	430,500	0.2
840,000		LyondellBasell Industries NV, 6.000%, 11/15/21	999,600	0.5
500,000	#	New Gold, Inc., 7.000%, 04/15/20	540,000	0.2
500,000	#, &	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	507,500	0.2
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	333,500	0.2
200,000	#	PolyOne Corp., 5.250%, 03/15/23	202,500	0.1
750,000	#	PQ Corp., 8.750%, 05/01/18	802,500	0.4
500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	561,250	0.3
307,000	#	Rain CII Carbon, LLC and CII Carbon Corp., 8.000%, 12/01/18	326,188	0.2
500,000	#	Rain CII Carbon, LLC/ CII Carbon Corp., 8.250%, 01/15/21	542,500	0.2
750,000	#	Roofing Supply Group, LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20	851,250	0.4
250,000	#	Sealed Air Corp., 5.250%, 04/01/23	251,563	0.1
100,000	#	Steel Dynamics, Inc., 5.250%, 04/15/23	101,625	0.0
500,000	#, &	Taminco Acquisition Corp., 9.125%, 12/15/17	507,500	0.2

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
1,000,000		Taseko Mines Ltd., 7.750%, 04/15/19	$1,012,500	0.5
500,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	517,500	0.2
750,000	#	US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 05/01/21	792,188	0.4
4,715,000		Other Securities	4,988,950	2.3
			22,789,331	10.5

		Telecommunication Services: 7.3%
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,031,250	0.5
200,000		Frontier Communications Corp., 8.250%, 04/15/17	236,000	0.1
250,000	#, &	Intelsat Bermuda Ltd., 11.500%, 02/04/17	265,625	0.1
940,000		Intelsat Jackson Holdings SA, 7.250%–7.500%, 10/15/20–04/01/21	1,042,950	0.5
500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	510,000	0.2
750,000	#	Lynx II Corp., 6.375%, 04/15/23	789,375	0.4
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	660,712	0.3
780,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	796,575	0.3
780,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	798,525	0.4
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	567,500	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,438,500	0.7
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	516,250	0.2
500,000	#	Sprint Nextel Corp., 7.000%, 03/01/20	583,750	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	823,769	0.4
750,000	#	Telesat Canada/Telesat, LLC, 6.000%, 05/15/17	787,500	0.4
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	521,875	0.2
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	209,250	0.1
500,000	#, &	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	521,875	0.2
3,657,399		Other Securities	3,775,577	1.7
			15,876,858	7.3

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 2.3%
853,000	#	Calpine Corp., 7.500%, 02/15/21	$940,432	0.4
410,000	#	Calpine Corp., 7.875%, 07/31/20	451,000	0.2
500,000		DPL, Inc., 6.500%, 10/15/16	530,000	0.2
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,065,000	0.5
480,000	#	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	542,400	0.3
1,245,000		Other Securities	1,400,913	0.7
			4,929,745	2.3

		Total Corporate Bonds/Notes (Cost $193,093,359)	205,617,089	94.6

ASSET-BACKED SECURITIES: 0.5%
		Other Asset-Backed Securities: 0.5%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,077,279	0.5

		Total Asset-Backed Securities (Cost $997,500)	1,077,279	0.5

Shares		Value	Percentage of Net Assets

COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
6,005	Other Securities	2,243	0.0

	Total Common Stock (Cost $136,656)	2,243	0.0

	Total Long-Term Investments (Cost $194,227,515)	206,696,611	95.1

SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 4.5%
9,861,400	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,861,400)	$9,861,400	4.5

	Total Short-Term Investments (Cost $9,861,400)	9,861,400	4.5

	Total Investments in Securities (Cost $204,088,915)	$216,558,011	99.6
	Assets in Excess of Other Liabilities	944,303	0.4
	Net Assets	$217,502,314	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

Cost for federal income tax purposes is $204,092,266.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,944,708
Gross Unrealized Depreciation	(478,963)
Net Unrealized Appreciation	$12,465,745

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,243	$2,243
Total Common Stock	—	—	2,243	2,243
Corporate Bonds/Notes	—	205,617,089	—	205,617,089
Asset-Backed Securities	—	1,077,279	—	1,077,279
Short-Term Investments	9,861,400	—	—	9,861,400
Total Investments, at fair value	$9,861,400	$206,694,368	$2,243	$216,558,011

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$(252,292)
Total	$(252,292)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 27.4%
		Consumer Discretionary: 1.9%
1,125,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	$1,178,437	0.1
1,025,000	#	CC Holdings GS V LLC, 2.381%, 12/15/17	1,033,228	0.1
4,384,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 2.400%–5.150%, 03/15/17–03/15/42	4,417,757	0.4
2,271,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	2,709,210	0.2
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,053,313	0.1
10,559,000		Other Securities(a)	11,293,916	1.0
			21,685,861	1.9

		Consumer Staples: 0.8%
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,423,550	0.1
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	674,963	0.1
6,691,000		Other Securities	6,969,863	0.6
			9,068,376	0.8

		Energy: 3.8%
325,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	336,375	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,699,886	0.1
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,238,525	0.1
4,535,000		Energy Transfer Partners L.P., 4.650%–9.700%, 03/15/19–06/01/41	5,264,423	0.5
1,457,000		Phillips 66, 2.950%, 05/01/17	1,546,198	0.1
2,936,000		Phillips 66, 4.300%, 04/01/22	3,231,282	0.3
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,117,411	0.1
1,000,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	987,500	0.1
600,000	#	Thai Oil PCL, 3.625%, 01/23/23	606,676	0.1
3,670,000		Transocean, Inc., 2.500%–3.800%, 10/15/17–10/15/22	3,693,756	0.3
23,354,000		Other Securities(a),(b)	24,147,041	2.1
			43,869,073	3.8

CORPORATE BONDS/NOTES: (continued)
		Financials: 11.7%
3,027,000		American International Group, Inc., 5.850%–8.175%, 01/16/18–05/15/58	$3,775,802	0.3
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,669,312	0.1
4,544,000		Bank of America Corp., 3.300%–8.000%, 01/24/22–12/29/49	4,858,683	0.4
8,686,000		Citigroup, Inc., 3.375%–5.950%, 06/15/16–12/29/49	9,271,030	0.8
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,234,076	0.2
1,172,000		Discover Financial Services, 3.850%–6.450%, 06/12/17–11/21/22	1,260,737	0.1
4,966,000		General Electric Capital Corp., 3.150%–7.125%, 10/17/16–12/15/49	5,507,891	0.5
5,917,000		Goldman Sachs Group, Inc., 2.375%–6.750%, 01/22/18–10/01/37	6,325,443	0.6
1,269,000	#	HBOS PLC, 6.750%, 05/21/18	1,417,417	0.1
900,000	#	Hyundai Capital America, 4.000%, 06/08/17	969,949	0.1
3,950,000	#, L	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	4,180,802	0.4
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,223,660	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	600,925	0.0
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	932,000	0.1
4,345,000		JPMorgan Chase & Co., 3.250%, 09/23/22	4,350,253	0.4
1,945,000		JPMorgan Chase & Co., 4.500%–5.400%, 01/24/22–01/06/42	2,216,919	0.2
1,267,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	1,274,571	0.1
2,746,000		Morgan Stanley, 4.750%, 03/22/17	3,032,767	0.3
3,428,000		Morgan Stanley, 3.750%–5.500%, 04/29/16–02/25/23	3,692,476	0.3
1,186,000	#	Pacific LifeCorp, 5.125%, 01/30/43	1,155,992	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	$1,181,023	0.1
1,221,000	#	Simon Property Group L.P., 1.500%, 02/01/18	1,218,717	0.1
4,076,000		SLM Corp., 4.625%–8.000%, 01/25/17–01/25/23	4,340,947	0.4
2,759,000	#	Standard Chartered PLC, 3.950%, 01/11/23	2,755,317	0.2
2,000,000	#	Turkiye Vakiflar Bankasi Tao, 6.000%, 11/01/22	2,060,000	0.2
3,355,000		Wells Fargo & Co., 1.500%–3.450%, 01/16/18–02/13/23	3,371,962	0.3
58,206,611		Other Securities(a)	59,977,687	5.2
			134,856,358	11.7

		Health Care: 2.2%
3,270,000		Celgene Corp., 3.250%, 08/15/22	3,316,186	0.3
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	999,638	0.1
4,351,000		WellPoint, Inc., 3.700%–4.625%, 08/15/21–05/15/42	4,499,872	0.4
1,267,000	#	Zoetis, Inc., 1.875%, 02/01/18	1,277,222	0.1
1,774,000	#	Zoetis, Inc., 3.250%, 02/01/23	1,804,002	0.1
636,000	#	Zoetis, Inc., 4.700%, 02/01/43	652,991	0.1
13,300,000		Other Securities	12,686,361	1.1
			25,236,272	2.2

		Industrials: 0.9%
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,819,000	0.2
1,076,000	#	Turlock Corp., 2.750%, 11/02/22	1,072,842	0.1
6,746,000		Other Securities	7,095,844	0.6
			9,987,686	0.9

		Information Technology: 1.1%
4,123,000	L	Hewlett-Packard Co., 2.600%–5.400%, 09/15/16–09/15/17	4,298,450	0.4
7,930,000		Other Securities	8,222,933	0.7
			12,521,383	1.1

CORPORATE BONDS/NOTES: (continued)
		Materials: 1.9%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,608,075	0.2
250,000	#	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	274,688	0.0
1,500,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,530,000	0.1
1,649,000	#	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,658,586	0.1
1,519,000	#	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	1,527,558	0.1
892,000	#	Freeport-McMoRan Copper & Gold, Inc., 5.450%, 03/15/43	886,210	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,880,625	0.2
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,104,000	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	2,036,944	0.2
827,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	891,566	0.1
7,913,000		Other Securities(a)	7,999,777	0.7
			22,398,029	1.9

		Telecommunication Services: 1.4%
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	873,950	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,567,230	0.2
4,455,000		Verizon Communications, Inc., 1.950%, 03/28/14	4,519,700	0.4
8,270,000		Other Securities	8,514,761	0.7
			16,475,641	1.4

		Utilities: 1.7%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	653,502	0.0
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	737,389	0.1
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,521,753	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	977,760	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	$323,433	0.0
88,921	#	Juniper Generation, LLC, 6.790%, 12/31/14	84,025	0.0
596,000	#	Korea Gas Corp., 6.250%, 01/20/42	779,891	0.1
13,076,000		Other Securities	14,588,373	1.3
			19,666,126	1.7

		Total Corporate Bonds/Notes (Cost $302,845,215)	315,764,805	27.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 17.1%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,099,181	0.1
900,000	#	Arkle Master Issuer PLC, 1.990%, 05/17/60	924,468	0.1
2,730,197		Banc of America Alternative Loan Trust 2007-2, 6.000%, 06/25/37	2,181,994	0.2
2,523,359		Banc of America Funding Corp., 5.500%, 02/25/35	2,596,126	0.2
1,600,413	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,640,682	0.1
684,902	#	Banc of America Large Loan, Inc., 1.603%, 06/15/18	679,495	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	2,059,099	0.2
1,140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	1,128,853	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	1,083,086	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	925,191	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.303%, 03/11/41	463,849	0.1
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	905,915	0.1
319,819	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	322,073	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
650,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	$652,791	0.0
960,918	#	Bank of America-First Union NB Commercial Mortgage, 6.907%, 04/11/37	968,058	0.1
1,170,000	#	Bear Stearns Commercial Mortgage Securities, 5.581%, 04/12/38	1,237,626	0.1
240,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	239,567	0.0
65,979	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	65,907	0.0
7,700,777	#, ˆ	Citigroup Commercial Mortgage Trust, 2.259%, 09/10/45	1,028,351	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010–7, 6.729%, 12/25/35	2,651,623	0.2
3,437,477		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36–08/25/36	3,523,162	0.3
4,033,051		Citimortgage Alternative Loan Trust, 6.000%, 06/25/37	3,499,412	0.3
8,600,424	ˆ	COMM 2013–LC6 Mortgage Trust, 1.819%, 01/10/46	956,678	0.1
7,830,068	ˆ	Commercial Mortgage Pass Through Certificates, 1.948%, 12/10/45	955,262	0.1
5,057,933	ˆ	Commercial Mortgage Pass Through Certificates, 1.966%, 08/15/45	641,914	0.0
6,923,233	ˆ	Commercial Mortgage Pass Through Certificates, 2.254%, 05/15/45	958,282	0.1
27,260,000	#, ˆ	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	1,450,431	0.2
40,123		Commercial Mortgage Pass Through Certificates, 5.800%, 12/10/49	40,076	0.0
5,812,519		Countrywide Alternative Loan Trust, 0.324%–5.500%, 12/25/35–06/25/36	4,578,876	0.4
2,387,566		Countrywide Home Loan Mortgage Pass-Through Trust, 0.524%–5.750%, 04/25/35–06/25/37	1,713,725	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,285,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	$1,326,910	0.1
1,800,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.309%, 12/15/35	1,860,858	0.2
760,894		Credit Suisse First Boston Mortgage Securities Corp., 5.343%–7.490%, 08/15/36–12/15/39	793,806	0.0
4,250,592		First Horizon Alternative Mortgage Securities, 6.000%, 05/25/36	3,677,302	0.3
1,986,920	ˆ	First Horizon Alternative Mortgage Securities, 6.496%, 12/25/36	460,864	0.1
6,137,509		First Horizon Alternative Mortgage Securities, 0.504%–6.250%, 12/25/36–02/25/37	4,845,913	0.4
1,919,000	#	First Union National Bank Com Mort Pas Thr Cert Ser 2001 C4, 6.000%, 12/12/33	1,941,235	0.2
649,731	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	652,756	0.0
1,200,000	#	Fosse Master PLC, 1.703%, 10/18/54	1,224,432	0.1
3,490,273		Freddie Mac, 5.000%–5.500%, 02/15/35–07/15/37	3,926,303	0.3
2,034,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,986,367	0.2
666,465	#	Gracechurch Mortgage Financing PLC, 1.839%, 11/20/56	679,539	0.1
771,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.644%, 08/10/38	709,571	0.1
8,822,210	ˆ	GS Mortgage Securities Corp. II, 2.408%, 11/10/45	1,337,721	0.1
3,903,155		GSR Mortgage Loan Trust, 0.704%–6.000%, 06/25/35–01/25/37	3,731,527	0.3
2,900,000	#	Holmes Master Issuer PLC, 1.854%, 10/21/54	2,949,033	0.3
942,117		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	809,200	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,540,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003–LN1, 5.553%, 10/15/37	$1,338,837	0.1
13,206,641	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.956%, 12/15/47	1,606,345	0.1
17,198,846	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.044%, 06/16/45	1,959,220	0.2
15,265,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	437,434	0.0
508,652		JP Morgan Commercial Mortgage Finance Corp., 8.476%, 08/15/32	525,552	0.0
1,192,165		JP Morgan Mortgage Trust 2006–S4, 6.000%, 01/25/37	1,061,237	0.1
1,001,321		JP Morgan Mortgage Trust 2007–S2, 6.750%, 06/25/37	891,168	0.1
4,095,997		JP Morgan Mortgage Trust, 6.000%, 01/25/36	3,939,483	0.4
3,953,707		JP Morgan Mortgage Trust, 6.500%, 08/25/36	3,619,102	0.3
100,640		JPMorgan Chase Commercial Mortgage Securities Corp., 5.198%, 12/15/44	101,247	0.0
1,259,494	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.135%, 07/12/37	1,262,626	0.1
247,363		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	247,266	0.0
5,000,000	#	Lanark Master Issuer PLC, 1.689%, 12/22/54	5,116,175	0.4
1,420,000	#	LB Commercial Mortgage Trust 2007– C3, 5.864%, 07/15/44	1,642,871	0.1
830,000		LB-UBS Commercial Mortgage Trust 2000– C4, 8.150%, 07/15/32	885,945	0.1
53,905,001	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.638%, 11/15/38	1,148,786	0.1
1,632,000	#	LB-UBS Commercial Mortgage Trust, 5.224%, 07/15/37	1,596,583	0.1
600,000	#	LB-UBS Commercial Mortgage Trust, 5.231%, 10/15/36	604,635	0.0
700,000	#	LB-UBS Commercial Mortgage Trust, 5.252%, 02/15/40	629,732	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.531%, 10/15/36	843,018	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,830,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	$1,812,343	0.2
1,760,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	1,776,913	0.1
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,962,017	0.2
2,010,000		LB-UBS Commercial Mortgage Trust 2005– C3, 4.954%–5.013%, 07/15/40	1,802,191	0.1
9,250,000		LB-UBS Commercial Mortgage Trust, 4.895%–5.886%, 06/15/36–11/15/40	9,241,873	0.8
11,504,975	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.530%, 12/15/48	961,127	0.1
13,946,607	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.931%, 08/15/45	1,551,517	0.1
10,315,535	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.190%, 11/15/45	1,301,853	0.1
410,000	#	Morgan Stanley Capital I Trust 2004–HQ3, 5.079%, 01/13/41	410,941	0.1
420,000	#	Morgan Stanley Capital I Trust 2004–HQ3, 5.079%, 01/13/41	403,407	0.0
1,320,000	#	Morgan Stanley Capital I Trust 2007–TOP25, 5.614%, 11/12/49	842,791	0.1
1,460,000		Morgan Stanley Capital I, Inc., 5.419%, 06/15/38	1,509,597	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	242,337	0.0
3,410,000		Morgan Stanley Capital I, 5.172%, 08/13/42	3,465,377	0.3
1,000,000	#	Morgan Stanley Capital I, 5.214%, 01/13/41	1,013,103	0.1
1,330,000	#	Morgan Stanley Capital I, 5.254%, 09/15/47	1,436,432	0.2
1,300,000	#	Morgan Stanley Capital I, 5.254%, 09/15/47	1,368,787	0.1
203,143	#	Morgan Stanley Capital I, 7.350%, 07/15/32	211,437	0.0
791,000	#	Morgan Stanley Dean Witter Capital I, 5.826%, 03/12/35	789,648	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.373%, 07/15/33	619,704	0.0
1,044,000	#	Morgan Stanley Reremic Trust, 5.466%, 12/17/43	1,068,215	0.1
6,314,000		Morgan Stanley Capital I, 5.073%–5.793%, 06/15/40–07/12/44	6,461,175	0.6

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,410,000	#	Queens Center Mortgage Trust 2013–QC, 3.275%, 01/11/37	$1,423,264	0.1
1,470,000	#	Queens Center Mortgage Trust 2013–QC, 3.474%, 01/11/37	1,443,325	0.1
19,124,355	#, ˆ	RBSCF Trust, 0.969%, 04/15/24	297,661	0.0
2,680,000	#	RBSCF Trust, 5.305%, 01/16/49	2,722,093	0.3
4,312,212		Residential Accredit Loans, Inc., 0.374%, 01/25/37	3,178,594	0.3
1,662,502		Residential Accredit Loans, Inc., 0.654%, 12/25/36	849,166	0.0
2,940,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	2,981,087	0.3
2,304,000	#, L	Silverstone Master Issuer PLC, 1.852%, 01/21/55	2,364,959	0.2
2,030,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	2,040,527	0.2
8,024,715	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 1.820%, 05/10/63	832,252	0.1
391,973		WaMu Mortgage Pass Through Certificates, 2.463%, 10/25/35	392,019	0.0
1,064,464		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,138,684	0.1
3,359,989		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%–6.000%, 10/25/35–11/25/35	2,920,587	0.3
4,227,624		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,658,521	0.3
9,597,309	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.604%, 06/15/45	1,049,445	0.1
7,238,495	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.250%, 08/15/45	968,621	0.1
5,864,723		Wells Fargo Mortgage Backed Securities Trust, 5.500%–6.000%, 11/25/35–03/25/37	5,862,834	0.5
20,736,811		Other Securities	19,057,680	1.7

		Total Collateralized Mortgage Obligations (Cost $188,762,511)	196,976,456	17.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 6.6%
		Automobile Asset-Backed Securities: 0.3%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	$1,004,094	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,517,832	0.1
1,000,000		Other Securities	997,626	0.1
			3,519,552	0.3

		Credit Card Asset-Backed Securities: 0.5%
2,500,000	#	Cards II Trust, 0.653%, 09/15/17	2,513,046	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.903%, 02/15/17	1,263,298	0.1
2,200,000	#	Penarth Master Issuer PLC, 0.773%, 03/18/14	2,211,117	0.2
			5,987,461	0.5

		Home Equity Asset-Backed Securities: 0.4%
7,974,349		GSAA Trust, 0.264%–0.294%, 10/25/36–12/25/36	4,199,569	0.3
1,147,073		Other Securities	1,114,340	0.1
			5,313,909	0.4

		Other Asset-Backed Securities: 5.4%
875,883	#	Aimco CDO, 0.552%, 10/20/19	857,415	0.1
500,000	#	Apidos CDO I Ltd., 1.051%, 07/27/17	481,903	0.0
940,000	#	Apidos CDO II, 1.101%, 12/21/18	883,255	0.1
1,180,427	#	ARES X CLO Ltd., 2.280%, 09/18/17	1,172,759	0.1
460,104	#	Atrium CDO Corp., 0.617%, 10/27/16	457,497	0.0
725,000	#	Atrium III, 2.287%, 10/27/16	709,133	0.1
1,750,000	#	Atrium IV, 1.030%, 06/08/19	1,680,161	0.1
750,000	#	Atrium IV, 2.130%, 06/08/19	722,395	0.1
3,416,501	#	Black Diamond CLO Ltd., 0.550%, 06/20/17	3,399,323	0.3
2,076,625	#	Castle Garden Funding, 0.547%, 10/27/20	2,052,817	0.2
600,000	#	Castle Garden Funding, 5.037%, 10/27/20	600,798	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,077,279	0.1
2,950,000	#	Centurion CDO VII Ltd, 1.702%, 01/30/16	2,936,548	0.3
2,225,000	#	Clydesdale CLO 2005 Ltd, 0.755%, 12/06/17	2,170,608	0.2
1,250,000	#	Clydesdale Strategic CLO Ltd., 1.289%, 01/20/17	1,245,226	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
927,017	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$937,709	0.1
2,206,907	#	Emporia Preferred Funding II Corp., 0.583%, 10/18/18	2,185,719	0.2
2,100,000	#	Emporia Preferred Funding, 0.803%, 10/18/18	1,985,199	0.2
493,709	#	First CLO Ltd., 1.281%, 12/14/16	492,634	0.0
625,000	#	Galaxy CLO Ltd, 0.753%, 04/17/17	622,319	0.0
1,274,860	#	Grayston CLO Ltd., 1.590%, 08/15/16	1,274,976	0.1
1,514,000	#	Gulf Stream-Compass CLO 2005–I Ltd., 1.040%, 05/15/17	1,491,301	0.1
3,075,000	#	Gulf Stream-Compass CLO 2005–I Ltd, 2.190%, 05/15/17	2,945,835	0.3
2,250,000	#	Gulf Stream—Sextant CLO Ltd., 0.629%, 08/21/20	2,186,921	0.2
3,100,000	#	Gulf Stream Compass CLO Ltd., 0.710%, 05/15/17	3,078,477	0.2
993,514	#	Gulf Stream Compass CLO Ltd., 1.554%, 07/15/16	987,759	0.1
1,000,000	#	Hewett’s Island CDO Ltd., 1.480%, 12/15/16	978,710	0.1
1,060,000	#	Hewett’s Island CLO II Ltd., 2.680%, 12/15/16	1,059,936	0.1
1,125,000	#	Integral Funding, Inc., 4.804%, 09/27/17	1,124,888	0.1
2,900,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	2,865,046	0.3
2,725,000	#	Landmark VI CDO Ltd, 0.805%, 01/14/18	2,647,752	0.2
1,865,681	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	1,840,715	0.2
880,000	#	Madison Park Funding I Ltd., 2.192%, 05/10/19	853,245	0.1
1,425,000	#	Marathon CLO I Ltd, 2.201%, 07/26/19	1,419,712	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.754%, 01/15/18	1,504,712	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.990%, 05/17/21	913,766	0.1
1,075,000	#	Whitney CLO Ltd, 2.387%, 03/01/17	1,065,502	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
285,117	#	Wind River CLO Ltd., 0.610%, 12/19/16	$283,043	0.0
6,815,374		Other Securities	6,644,903	0.6
			61,837,896	5.4

		Total Asset-Backed Securities (Cost $75,762,994)	76,658,818	6.6

U.S. TREASURY OBLIGATIONS: 12.8%
		U.S. Treasury Bonds: 2.2%
15,685,000		2.750%, due 11/15/42	14,572,353	1.3
10,830,000		2.000%, due 02/15/23	10,977,223	0.9
			25,549,576	2.2

		U.S. Treasury Notes: 10.6%
28,525,000		0.250%, due 02/28/15	28,531,703	2.5
54,953,000		0.375%, due 03/15/16	55,000,260	4.8
21,222,000		0.750%, due 02/28/18	21,230,298	1.8
11,522,000		0.750%, due 03/31/18	11,514,799	1.0
5,256,000		1.250%, due 02/29/20	5,269,550	0.5
			121,546,610	10.6

		Total U.S. Treasury Obligations (Cost $146,893,322)	147,096,186	12.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.9%
		Federal Home Loan Mortgage Corporation: 7.1%##
3,524,856		3.000%, due 02/01/27	3,727,452	0.3
3,263,718	ˆˆ	4.000%, due 01/15/36	3,113,795	0.3
4,198,836		4.000%, due 10/01/41	4,464,369	0.4
5,826,537		4.000%, due 12/01/41	6,195,005	0.5
8,293,357	ˆ	4.500%, due 12/15/40	1,566,652	0.1
2,825,302		4.500%, due 08/01/41	3,029,135	0.3
3,233,814		4.500%, due 09/01/41	3,462,573	0.3
4,103,520		4.500%, due 10/01/41	4,399,572	0.4
1,697,321	ˆ	4.788%, due 03/15/33	1,831,058	0.1
104,104	ˆ	5.000%, due 05/15/17	649	0.0
7,992,682		5.500%, due 02/15/36	8,942,164	0.8
14,649,836	ˆ	5.797%, due 05/15/36	2,146,958	0.2
5,400,608	ˆ	5.847%, due 07/15/40	967,013	0.1
551,424	ˆ	6.000%, due 04/15/33	97,859	0.0
3,907,190		6.000%, due 10/15/37	4,424,213	0.4
8,573,819	ˆ	6.282%, due 06/15/36	1,502,125	0.1
4,858,042	ˆ	6.347%, due 05/15/41	1,100,033	0.1
15,740,602	ˆ	6.397%, due 09/15/34	2,087,407	0.2
25,970,103	W	0.553%–7.000%, due 04/01/14–01/15/42	28,316,711	2.5
			81,374,743	7.1

		Federal National Mortgage Association: 17.7%##
25,000,000	W	2.500%, due 11/25/26	25,886,720	2.2
19,461,000	W	3.000%, due 12/25/26	20,466,739	1.8
22,990,000	W	3.000%, due 05/01/43	23,654,553	2.1
31,385,000	W	3.500%, due 09/25/41	33,150,406	2.9
13,727,031	ˆ	3.500%, due 06/25/42	2,224,979	0.2
893,479	ˆ	4.000%, due 11/01/18	60,109	0.0
8,466,000	W	4.000%, due 04/25/39	9,028,196	0.8
18,706,000	W	4.000%, due 12/15/39	20,352,274	1.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
8,507,493	ˆ	4.000%, due 04/25/41	$1,550,717	0.1
5,611,777		4.000%, due 07/01/42	6,010,915	0.5
5,610,984		4.000%, due 07/01/42	6,010,065	0.5
5,497,394		4.500%, due 09/01/41	5,935,869	0.5
17,425,194	ˆ	5.946%, due 11/25/39	2,194,412	0.2
884,234	ˆ	6.000%, due 08/25/33	147,738	0.0
1,385,558	ˆ	6.496%, due 08/25/26	181,865	0.0
4,187,980	ˆ	6.536%, due 01/25/37	731,701	0.1
14,275,255	ˆ	6.546%, due 10/25/35	2,509,273	0.2
1,010,705	ˆ	7.482%, due 02/17/29	195,054	0.0
39,508,807		0.603%–32.429%, due 08/01/16–07/01/42	43,722,135	3.8
			204,013,720	17.7

		Government National Mortgage Association: 6.1%
15,493,000	W	3.000%, due 05/01/43	16,156,294	1.4
34,409,000	W	3.500%, due 05/15/43	36,909,029	3.2
8,780,071	ˆ	5.000%, due 06/16/39	300,670	0.0
9,269,416	ˆ	5.647%, due 06/20/40	1,436,087	0.1
4,465,619	ˆ	5.997%, due 06/20/38	536,671	0.0
6,332,033	ˆ	5.997%, due 04/20/39	929,805	0.1
4,882,061	ˆ	6.097%, due 05/20/39	537,027	0.0
4,843,319	ˆ	6.197%, due 04/20/38	706,803	0.1
1,862,161	ˆ	6.297%, due 05/16/38	300,001	0.0
5,376,477	ˆ	6.347%, due 01/20/38	580,166	0.1
3,250,882	ˆ	6.567%, due 02/16/35	664,525	0.1
209,358	ˆ	8.047%, due 06/16/31	25,822	0.0
10,805,390		1.750%–6.500%, due 04/20/28–10/20/60	11,873,351	1.0
			70,956,251	6.1

		Total U.S. Government Agency Obligations (Cost $345,515,753)	356,344,714	30.9

FOREIGN GOVERNMENT BONDS: 11.0%
RUB 135,600,000	#	AHML Finance, 7.750%, 02/13/18	4,390,685	0.4
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,248,000	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	402,000	0.0
332,600	#, ±	Belize Government International Bond, 5.000%, 02/20/38	231,988	0.0
BRL 5,850,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	2,899,562	0.3
BRL 44,908,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	22,138,090	1.9
2,768,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	2,664,200	0.2
500,000	#	Caixa Economica Federal, 3.500%, 11/07/22	480,000	0.1

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	$451,000	0.0
400,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	369,983	0.0
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	351,225	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	244,412	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	294,750	0.0
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,037,500	0.1
1,060,000		Hungary Government International Bond, 5.375%–7.625%, 03/29/21–03/29/41	1,080,655	0.1
HUF1,276,970,000		Hungary Government International Bond, 6.000%–7.000%, 06/24/22–11/24/23	5,450,210	0.5
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,343,100	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	703,500	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	324,390	0.0
900,000	#,L	Mongolia Government International Bond, 5.125%, 12/05/22	843,750	0.1
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	615,300	0.1
323,000	#	Petroleos Mexicanos, 3.500%, 01/30/23	323,000	0.0
2,798,000		Philippine Government International Bond, 4.000%, 01/15/21	3,098,785	0.3
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	966,500	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	605,400	0.1
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	133,848	0.0
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,974,720	0.3

FOREIGN GOVERNMENT BONDS: (continued)
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	$637,440	0.0
RUB 318,372,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	10,088,686	0.9
RUB 186,938,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	6,500,806	0.5
658,750		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	817,344	0.1
630,000	#	Republic of Serbia, 5.250%, 11/21/17	652,050	0.1
ZAR 65,068,047		South Africa Government Bond, 6.250%, 03/31/36	5,681,476	0.5
ZAR 12,820,700		South Africa Government Bond, 6.500%, 02/28/41	1,133,295	0.1
ZAR 37,180,150		South Africa Government Bond, 8.750%, 02/28/48	4,250,072	0.4
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,540,000	0.1
2,363,000		Turkey Government Bond, 7.375%, 02/05/25	3,024,640	0.3
878,000		Turkey Government International Bond, 5.125%–6.250%, 03/25/22–09/26/22	984,995	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	298,875	0.0
33,223,293		Other Securities(a),(b)	34,973,822	3.0

		Total Foreign Government Bonds (Cost $128,527,225)	126,250,054	11.0

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.8%
		Financials: 0.8%
92,000	P	Discover Financial Services	2,377,280	0.2
237,155		Other Securities	6,564,945	0.6

		Total Preferred Stock (Cost $8,293,125)	8,942,225	0.8

		Total Long-Term Investments (Cost $1,196,600,145)	1,228,033,258	106.6

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 11.1%
		Securities Lending Collateralcc(1): 0.8%
465,998		BNP Paribas Bank, Repurchase Agreement dated 03/28/13, 0.16%, due 04/01/13 (Repurchase Amount $466,006, collateralized by various U.S. Government Securities, 2.250%, Market Value plus accrued interest $475,318, due 05/31/14)	$465,998	0.0
2,213,693		Citigroup, Inc., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government and U.S. Government Agency Obligation, 0.000%–6.000%, Market Value plus accrued interest $2,257,968, due 03/31/13–03/15/53)	2,213,693	0.2
2,213,693		Goldman Sachs & Co., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government Agency Obligations, 2.500%–7.000%, Market Value plus accrued interest $2,257,967, due 09/01/22–04/01/43)	2,213,693	0.2
2,213,693		Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,257,968, due 04/25/13–01/01/47)	2,213,693	0.2

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
2,213,693		Royal Bank of Canada, Repurchase Agreement dated 03/28/13, 0.22%, due 04/01/13 (Repurchase Amount $2,213,746, collateralized by various U.S. Government Agency Obligations, 2.500%–4.000%, Market Value plus accrued interest $2,257,967, due 07/01/27–04/01/43)	$2,213,693	0.2
			9,320,770	0.8

		Foreign Government Bonds: 0.5%
MXN 60,000,000	Z	Mexico Cetes, 4.110%, 09/19/13 (Cost $4,766,816)	4,764,170	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 9.8%
113,473,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $113,473,000)	113,473,000	9.8

	Total Short-Term Investments (Cost $127,560,586)	127,557,940	11.1

	Total Investments in Securities (Cost $1,324,160,731)	$1,355,591,198	117.7
	Liabilities in Excess of Other Assets	(203,394,838)	(17.7)
	Net Assets	$1,152,196,360	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at March 31, 2013.

±	Defaulted security

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

(b)	The grouping contains securities in default.

BRL	Brazilian Real

DKK	Danish Krone

HUF	Hungarian Forint

MXN	Mexican Peso

RUB	Russian Ruble

ZAR	South African Rand

Cost for federal income tax purposes is $1,324,534,441.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$40,244,962
Gross Unrealized Depreciation	(9,188,205)
Net Unrealized Appreciation	$31,056,757

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2013
Asset Table
Investments, at fair value
Preferred Stock	$8,942,225	$—	$—	$8,942,225
Corporate Bonds/Notes	—	315,764,805	—	315,764,805
Collateralized Mortgage Obligations	—	196,976,456	—	196,976,456
Short-Term Investments	113,473,000	14,084,940	—	127,557,940
U.S. Treasury Obligations	—	147,096,186	—	147,096,186
Foreign Government Bonds	—	126,250,054	—	126,250,054
Asset-Backed Securities	—	76,658,818	—	76,658,818
U.S. Government Agency Obligations	—	356,344,714	—	356,344,714
Total Investments, at fair value	$122,415,225	$1,233,175,973	$—	$1,355,591,198

Other Financial Instruments+
Swaps	—	52,828	—	52,828
Futures	18,233	—	—	18,233
Forward Foreign Currency Contracts	—	2,836,073	—	2,836,073
Total Assets	$122,433,458	$1,236,064,874	$—	$1,358,498,332
Liabilities Table

Other Financial Instruments+
Swaps	$—	$(2,673,708)	$—	$(2,673,708)
Futures	(603,559)	—	—	(603,559)
Forward Foreign Currency Contracts	—	(2,786,944)	—	(2,786,944)
Total Liabilities	$(603,559)	$(5,460,652)	$—	$(6,064,211)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

At March 31, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Hungarian Forint	754,948,350	Buy	04/19/13	$3,309,000	$3,172,900	$(136,100)
Barclays Bank PLC	Hungarian Forint	250,708,930	Buy	04/19/13	1,101,000	1,053,681	(47,319)
Barclays Bank PLC	Brazilian Real	3,197,629	Buy	04/05/13	1,593,000	1,581,863	(11,137)
Barclays Bank PLC	Singapore Dollar	1,645	Buy	06/14/13	1,325	1,326	1
Barclays Bank PLC	South Korean Won	5,001,704,400	Buy	06/14/13	4,477,000	4,477,601	601
Barclays Bank PLC	Polish Zloty	4,546,014	Buy	06/14/13	1,415,000	1,387,754	(27,246)
Barclays Bank PLC	Czech Koruna	168,740,865	Buy	06/14/13	8,562,375	8,396,098	(166,277)
Barclays Bank PLC	Peruvian Nuevo Sol	59,566	Buy	06/14/13	22,937	22,953	16
Barclays Bank PLC	South African Rand	13,015,950	Buy	06/14/13	1,425,000	1,401,414	(23,586)
Credit Suisse Group AG	Russian Ruble	92,278,395	Buy	04/19/13	3,047,000	2,958,435	(88,565)
Citigroup, Inc.	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Citigroup, Inc.	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Citigroup, Inc.	Brazilian Real	2,799,861	Buy	04/05/13	1,415,000	1,385,087	(29,913)
Citigroup, Inc.	Brazilian Real	476,208	Buy	04/05/13	239,000	235,579	(3,421)
Citigroup, Inc.	EU Euro	1,136,607	Buy	04/19/13	1,491,380	1,457,122	(34,258)
Citigroup, Inc.	Brazilian Real	5,678,600	Buy	04/05/13	2,842,000	2,809,196	(32,804)
Citigroup, Inc.	South Korean Won	93,729,740	Buy	06/14/13	83,823	83,909	86
Citigroup, Inc.	Polish Zloty	356,101	Buy	06/14/13	108,656	108,707	51
Citigroup, Inc.	Polish Zloty	4,535,438	Buy	06/14/13	1,416,000	1,384,525	(31,475)
Citigroup, Inc.	South African Rand	13,124,588	Buy	06/14/13	1,416,000	1,413,111	(2,889)
Citigroup, Inc.	Polish Zloty	4,522,435	Buy	06/14/13	1,409,000	1,380,556	(28,444)
Citigroup, Inc.	Hungarian Forint	911,836,380	Buy	04/19/13	4,051,135	3,832,269	(218,866)
Citigroup, Inc.	Indian Rupee	154,880,650	Buy	06/14/13	2,763,752	2,806,389	42,637
Citigroup, Inc.	Malaysian Ringgit	4,495,692	Buy	06/14/13	1,437,241	1,444,519	7,278
Citigroup, Inc.	Romanian New Leu	9,397,482	Buy	06/14/13	2,765,999	2,701,985	(64,014)
Citigroup, Inc.	Mexican Peso	16,988,806	Buy	06/14/13	1,311,000	1,365,870	54,870
Citigroup, Inc.	South African Rand	7,337,892	Buy	06/14/13	797,000	790,063	(6,937)
Citigroup, Inc.	Polish Zloty	4,746,767	Buy	06/14/13	1,482,000	1,449,037	(32,963)
Citigroup, Inc.	Indian Rupee	78,291,678	Buy	06/14/13	1,426,000	1,418,621	(7,379)
Citigroup, Inc.	Chinese Yuan	18,964,505	Buy	08/09/13	3,010,000	3,030,401	20,401
Deutsche Bank AG	Brazilian Real	54,075,055	Buy	04/05/13	26,822,944	26,750,853	(72,091)
Deutsche Bank AG	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Deutsche Bank AG	Hungarian Forint	34,478,502	Buy	04/19/13	150,890	144,906	(5,984)
Deutsche Bank AG	Hungarian Forint	314,518,466	Buy	04/19/13	1,386,000	1,321,859	(64,141)
Deutsche Bank AG	Brazilian Real	2,238,029	Buy	04/05/13	1,086,000	1,107,150	21,150
Deutsche Bank AG	Singapore Dollar	3,537,443	Buy	06/14/13	2,842,000	2,852,498	10,498
Deutsche Bank AG	Chilean Peso	789,994,000	Buy	04/19/13	1,660,000	1,671,301	11,301
Deutsche Bank AG	Peruvian Nuevo Sol	9,189,024	Buy	06/14/13	3,552,000	3,540,850	(11,150)
Deutsche Bank AG	South African Rand	13,300,839	Buy	06/14/13	1,418,000	1,432,088	14,088
Deutsche Bank AG	Brazilian Real	13,790,658	Buy	04/05/13	6,701,000	6,822,219	121,219
Deutsche Bank AG	South African Rand	10,025,604	Buy	06/14/13	1,070,274	1,079,447	9,173
Deutsche Bank AG	Indonesian Rupiah	623,286,000	Buy	06/14/13	63,568	63,531	(37)
Deutsche Bank AG	Polish Zloty	13,498,002	Buy	06/14/13	4,206,623	4,120,511	(86,112)
Deutsche Bank AG	Thai Baht	24,036,163	Buy	06/14/13	801,620	817,049	15,429
Deutsche Bank AG	Turkish Lira	5,198,934	Buy	06/14/13	2,851,661	2,846,487	(5,174)
Deutsche Bank AG	Turkish Lira	4,767,687	Buy	06/14/13	2,610,000	2,610,373	373
Deutsche Bank AG	Philippine Peso	345,472,895	Buy	07/12/13	8,477,862	8,470,079	(7,783)
Deutsche Bank AG	Colombian Peso	5,543,210,000	Buy	07/12/13	3,020,000	3,010,950	(9,050)
Deutsche Bank AG	Chinese Yuan	18,242,409	Buy	08/09/13	2,897,000	2,915,015	18,015
Goldman Sachs & Co.	Brazilian Real	2,823,238	Buy	04/05/13	1,418,000	1,396,652	(21,348)
Goldman Sachs & Co.	Polish Zloty	4,635,523	Buy	06/14/13	1,418,000	1,415,078	(2,922)
Goldman Sachs & Co.	Polish Zloty	4,627,926	Buy	06/14/13	1,420,000	1,412,759	(7,241)
Goldman Sachs & Co.	South African Rand	13,266,525	Buy	06/14/13	1,416,000	1,428,393	12,393
JPMorgan Chase & Co.	Brazilian Real	2,822,813	Buy	04/05/13	1,418,000	1,396,441	(21,559)
JPMorgan Chase & Co.	British Pound	38,592	Buy	04/19/13	58,517	58,633	116
JPMorgan Chase & Co.	EU Euro	13,156,639	Buy	04/19/13	16,824,000	16,866,730	42,730
JPMorgan Chase & Co.	British Pound	3,724,048	Buy	04/19/13	5,625,000	5,657,994	32,994
JPMorgan Chase & Co.	Chilean Peso	277,264,800	Buy	04/19/13	582,000	586,578	4,578

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Russian Ruble	78,542,100	Buy	04/19/13	$2,600,000	$2,518,051	$(81,949)
JPMorgan Chase & Co.	Mexican Peso	35,826,606	Buy	06/14/13	2,870,000	2,880,397	10,397
JPMorgan Chase & Co.	Mexican Peso	103,599,652	Buy	06/14/13	8,221,020	8,329,231	108,211
JPMorgan Chase & Co.	Chilean Peso	734,032,680	Buy	04/19/13	1,536,115	1,552,910	16,795
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Buy	01/14/14	2,854,000	2,853,413	(587)
							$(882,427)

Barclays Bank PLC	Hungarian Forint	335,569,416	Sell	04/19/13	$1,418,000	$1,410,332	$7,668
Barclays Bank PLC	Russian Ruble	98,721,180	Sell	04/19/13	3,240,000	3,164,990	75,010
Barclays Bank PLC	Brazilian Real	48,846,747	Sell	04/05/13	23,811,420	24,164,417	(352,997)
Barclays Bank PLC	Russian Ruble	138,412,878	Sell	04/19/13	4,510,252	4,437,501	72,751
Barclays Bank PLC	Mexican Peso	17,899,854	Sell	06/14/13	1,416,000	1,439,117	(23,117)
Barclays Bank PLC	Russian Ruble	62,391,298	Sell	04/19/13	2,025,363	2,000,258	25,105
Barclays Bank PLC	Mexican Peso	17,973,949	Sell	06/14/13	1,393,000	1,445,074	(52,074)
Barclays Bank PLC	South African Rand	80,486,273	Sell	06/14/13	8,746,702	8,665,874	80,828
Barclays Bank PLC	Indian Rupee	46,629,400	Sell	06/14/13	830,000	844,910	(14,910)
Citigroup, Inc.	Brazilian Real	2,818,275	Sell	04/05/13	1,418,000	1,394,197	23,803
Citigroup, Inc.	Chilean Peso	5,157,880	Sell	04/19/13	10,896	10,912	(16)
Citigroup, Inc.	Chilean Peso	1,360,380,000	Sell	04/19/13	2,870,000	2,878,002	(8,002)
Citigroup, Inc.	Hungarian Forint	331,681,660	Sell	04/19/13	1,415,000	1,393,993	21,007
Citigroup, Inc.	EU Euro	7,381,863	Sell	04/19/13	9,605,000	9,463,503	141,497
Citigroup, Inc.	Russian Ruble	47,723,048	Sell	04/19/13	1,541,542	1,529,996	11,546
Citigroup, Inc.	Russian Ruble	31,808,665	Sell	04/19/13	1,029,873	1,019,782	10,091
Citigroup, Inc.	EU Euro	2,470,364	Sell	04/19/13	3,212,000	3,166,992	45,008
Citigroup, Inc.	Chilean Peso	435,753,600	Sell	04/19/13	912,000	921,875	(9,875)
Citigroup, Inc.	Brazilian Real	5,737,293	Sell	04/05/13	2,878,000	2,838,231	39,769
Citigroup, Inc.	Russian Ruble	94,929,120	Sell	04/19/13	3,120,000	3,043,417	76,583
Citigroup, Inc.	Indian Rupee	4,021,008	Sell	06/14/13	72,719	72,860	(141)
Citigroup, Inc.	Czech Koruna	56,325	Sell	06/14/13	2,807	2,803	4
Citigroup, Inc.	Peruvian Nuevo Sol	4,088	Sell	06/14/13	1,572	1,575	(3)
Citigroup, Inc.	Malaysian Ringgit	39,077	Sell	06/14/13	12,601	12,556	45
Citigroup, Inc.	Indonesian Rupiah	623,286,000	Sell	06/14/13	63,441	63,532	(91)
Citigroup, Inc.	Malaysian Ringgit	1,769,434	Sell	06/14/13	568,000	568,540	(540)
Citigroup, Inc.	Hungarian Forint	406,436,751	Sell	04/19/13	1,833,183	1,708,174	125,009
Citigroup, Inc.	Polish Zloty	4,608,358	Sell	06/14/13	1,418,000	1,406,785	11,215
Citigroup, Inc.	Polish Zloty	4,521,327	Sell	06/14/13	1,415,000	1,380,218	34,782
Citigroup, Inc.	Singapore Dollar	1,769,657	Sell	06/14/13	1,415,000	1,427,004	(12,004)
Citigroup, Inc.	South African Rand	13,205,466	Sell	06/14/13	1,416,000	1,421,819	(5,819)
Citigroup, Inc.	Polish Zloty	4,577,477	Sell	06/14/13	1,415,000	1,397,358	17,642
Citigroup, Inc.	South African Rand	13,721,044	Sell	06/14/13	1,482,000	1,477,331	4,669
Citigroup, Inc.	Mexican Peso	17,856,361	Sell	06/14/13	1,412,000	1,435,620	(23,620)
Citigroup, Inc.	South African Rand	13,086,254	Sell	06/14/13	1,413,000	1,408,983	4,017
Citigroup, Inc.	Mexican Peso	18,581,635	Sell	06/14/13	1,469,000	1,493,931	(24,931)
Citigroup, Inc.	South African Rand	13,042,540	Sell	06/14/13	1,416,000	1,404,277	11,723
Citigroup, Inc.	Polish Zloty	4,527,040	Sell	06/14/13	1,416,000	1,381,961	34,039
Citigroup, Inc.	South African Rand	13,024,789	Sell	06/14/13	1,422,000	1,402,366	19,634
Citigroup, Inc.	Mexican Peso	89,346,880	Sell	06/14/13	6,922,643	7,183,333	(260,690)
Citigroup, Inc.	Czech Koruna	168,684,540	Sell	06/14/13	8,617,579	8,393,296	224,283
Citigroup, Inc.	South African Rand	17,533,706	Sell	06/14/13	1,925,625	1,887,836	37,789
Citigroup, Inc.	Colombian Peso	157,678,780	Sell	07/12/13	85,444	85,648	(204)
Citigroup, Inc.	Philippine Peso	2,634,150	Sell	07/12/13	64,600	64,582	18
Citigroup, Inc.	Colombian Peso	5,309,500,000	Sell	07/12/13	2,870,000	2,884,004	(14,004)
Citigroup, Inc.	Philippine Peso	116,024,650	Sell	07/12/13	2,842,000	2,844,617	(2,617)
Credit Suisse Group AG	Brazilian Real	6,818,886	Sell	04/05/13	3,319,000	3,373,293	(54,293)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Sell	01/14/14	2,851,057	2,853,413	(2,356)
Deutsche Bank AG	Brazilian Real	17,470,944	Sell	04/05/13	8,640,000	8,642,851	(2,851)
Deutsche Bank AG	Brazilian Real	2,818,700	Sell	04/05/13	1,418,000	1,394,407	23,593
Deutsche Bank AG	Hungarian Forint	353,051,929	Sell	04/19/13	1,478,000	1,483,808	(5,808)
Deutsche Bank AG	Hungarian Forint	348,299,687	Sell	04/19/13	1,472,940	1,463,835	9,105
Deutsche Bank AG	British Pound	3,762,640	Sell	04/19/13	5,651,000	5,716,627	(65,627)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Russian Ruble	7,985,439	Sell	04/19/13	$259,347	$256,012	$3,335
Deutsche Bank AG	Russian Ruble	69,622,572	Sell	04/19/13	2,287,582	2,232,091	55,491
Deutsche Bank AG	Russian Ruble	135,600,000	Sell	04/19/13	4,462,435	4,347,321	115,114
Deutsche Bank AG	Hungarian Forint	627,267,300	Sell	04/19/13	2,882,000	2,636,282	245,718
Deutsche Bank AG	Turkish Lira	77,060	Sell	06/14/13	42,109	42,192	(83)
Deutsche Bank AG	Thai Baht	382,403	Sell	06/14/13	12,999	12,999	0
Deutsche Bank AG	Peruvian Nuevo Sol	9,244,503	Sell	06/14/13	3,559,000	3,562,227	(3,227)
Deutsche Bank AG	Thai Baht	23,653,760	Sell	06/14/13	804,000	804,049	(49)
Deutsche Bank AG	Romanian New Leu	9,111,968	Sell	06/14/13	2,615,000	2,619,894	(4,894)
Deutsche Bank AG	Indian Rupee	182,521,920	Sell	06/14/13	3,297,000	3,307,240	(10,240)
Deutsche Bank AG	South African Rand	8,531,404	Sell	06/14/13	909,000	918,567	(9,567)
Deutsche Bank AG	South Korean Won	1,787,356,400	Sell	06/14/13	1,601,000	1,600,068	932
Deutsche Bank AG	Singapore Dollar	1,769,431	Sell	06/14/13	1,415,000	1,426,821	(11,821)
Deutsche Bank AG	Polish Zloty	4,515,155	Sell	06/14/13	1,414,000	1,378,333	35,667
Deutsche Bank AG	Mexican Peso	37,262,100	Sell	06/14/13	2,900,000	2,995,808	(95,808)
Deutsche Bank AG	Turkish Lira	5,289,869	Sell	06/14/13	2,911,000	2,896,275	14,725
Deutsche Bank AG	Hungarian Forint	576,493,056	Sell	04/19/13	2,560,000	2,422,887	137,113
Deutsche Bank AG	South Korean Won	3,308,077,740	Sell	06/14/13	3,015,430	2,961,441	53,989
Deutsche Bank AG	Malaysian Ringgit	2,687,181	Sell	06/14/13	861,000	863,424	(2,424)
Deutsche Bank AG	Mexican Peso	16,879,369	Sell	06/14/13	1,311,000	1,357,072	(46,072)
Deutsche Bank AG	Brazilian Real	54,075,055	Sell	07/12/13	26,494,392	26,418,381	76,011
Deutsche Bank AG	Philippine Peso	143,989,775	Sell	07/12/13	3,527,000	3,530,248	(3,248)
Deutsche Bank AG	Philippine Peso	82,824,320	Sell	07/12/13	2,038,000	2,030,633	7,367
Deutsche Bank AG	Colombian Peso	76,031,220	Sell	07/12/13	41,840	41,298	542
Deutsche Bank AG	Chinese Yuan	37,206,914	Sell	08/09/13	5,918,542	5,945,417	(26,875)
Credit Suisse Group AG	Hungarian Forint	492,367,950	Sell	04/19/13	2,205,354	2,069,326	136,028
Credit Suisse Group AG	Hungarian Forint	327,776,630	Sell	04/19/13	1,469,124	1,377,581	91,543
Goldman Sachs & Co.	Romanian New Leu	285,514	Sell	06/14/13	82,074	82,092	(18)
Goldman Sachs & Co.	Polish Zloty	18,718,850	Sell	06/14/13	5,684,000	5,714,270	(30,270)
JPMorgan Chase & Co.	EU Euro	60,839	Sell	04/19/13	78,110	77,994	116
JPMorgan Chase & Co.	Russian Ruble	84,793,472	Sell	04/19/13	2,728,000	2,718,469	9,531
JPMorgan Chase & Co.	EU Euro	4,361,736	Sell	04/19/13	5,662,000	5,591,718	70,282
JPMorgan Chase & Co.	EU Euro	18,444	Sell	04/19/13	23,937	23,645	292
JPMorgan Chase & Co.	Turkish Lira	4,599,692	Sell	06/14/13	2,501,000	2,518,393	(17,393)
JPMorgan Chase & Co.	Brazilian Real	11,842,640	Sell	04/05/13	5,728,000	5,858,537	(130,537)
JPMorgan Chase & Co.	Russian Ruble	55,812,960	Sell	04/19/13	1,808,000	1,789,357	18,643
							$931,556

ING Intermediate Bond Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	333	06/28/13	$73,410,889	$(5,637)
U.S. Treasury 5-Year Note	132	06/28/13	16,375,219	18,233
U.S. Treasury Ultra Long Bond	173	06/19/13	27,263,719	(300,523)
			$117,049,827	$(287,927)
Short Contracts
U.S. Treasury 10-Year Note	(422)	06/19/13	$(55,697,409)	$(190,661)
U.S. Treasury Long Bond	(243)	06/19/13	(35,105,906)	(106,738)
			$(90,803,315)	$(297,399)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 1,311,000	$7,482	$40,077	$(32,595)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 640,000	3,653	20,385	(16,732)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 5,079,000	28,987	84,496	(55,509)
						$40,122	$144,958	$(104,836)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 03/31/13 (%) (5)	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	79.017	USD 1,311,000	$(349,873)	$(50,685)	$(299,188)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	79.017	USD 641,000	(171,067)	(22,718)	(148,349)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	79.017	USD 1,271,000	(339,198)	(44,475)	(294,723)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	79.017	USD 2,540,000	(677,863)	(44,604)	(633,259)
							$(1,538,001)	$(162,482)	$(1,375,519)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on March 31, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL 51,500,000	$(1,135,707)	$—	$(1,135,707)
Receive a fixed rate equal to 5.590% and pay a floating rate based on the 28-day MXN-TIE-BANXICO Counterparty: Deutsche Bank AG	03/14/23	MXN 63,599,000	12,706	—	12,706
			$(1,123,001)	$—	$(1,123,001)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,836,073
Credit contracts	Upfront payments paid on OTC swap agreements	144,958
Interest rate contracts	Unrealized appreciation on OTC swap agreements	12,706
Interest rate contracts	Net Assets — Unrealized appreciation*	18,233
Total Asset Derivatives		$3,011,970
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,786,944
Credit contracts	Upfront payments received on OTC swap agreements	162,482
Credit contracts	Unrealized depreciation on OTC swap agreements	1,480,355
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,135,707
Interest rate contracts	Net Assets — Unrealized depreciation*	603,559
Total Liability Derivatives		$6,169,047

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(1,256,003)	$—	$—	$(1,164,521)	$137,214	$(2,283,310)
Foreign exchange contracts	(585,513)	(1,650,304)	—	—	148,002	(2,087,815)
Interest rate contracts	(766,038)	—	(1,919,192)	(4,819,426)	139,783	(7,364,873)
Total	$(2,607,554)	$(1,650,304)	$(1,919,192)	$(5,983,947)	$424,999	$(11,735,998)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$161,198	$—	$—	$(1,126,377)	$—	$(965,179)
Foreign exchange contracts	92,400	1,732,789	—	—	(126,078)	1,699,111
Interest rate contracts	—	—	(501,104)	1,196,994	—	695,890
Total	$253,598	$1,732,789	$(501,104)	$70,617	$(126,078)	$1,429,822

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 64.7%
		Consumer Discretionary: 4.7%
682,000		Home Depot, Inc., 5.250%–5.400%, 12/16/13–03/01/16	$755,975	0.4
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	701,578	0.4
724,000		Walt Disney Co., 1.100%, 12/01/17	724,654	0.4
5,752,000		Other Securities	6,199,966	3.5
			8,382,173	4.7

		Consumer Staples: 7.0%
856,000		Coca-Cola Co., 0.750%–1.800%, 03/13/15–09/01/16	874,633	0.5
747,000		PepsiCo, Inc., 0.700%, 08/13/15	748,555	0.4
420,000	L	PepsiCo, Inc., 1.250%, 08/13/17	421,959	0.3
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	706,795	0.4
936,000		Procter & Gamble Co., 0.700%–1.450%, 08/15/14–08/15/16	954,326	0.5
408,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	414,760	0.2
7,962,000		Other Securities	8,332,907	4.7
			12,453,935	7.0

		Energy: 4.5%
718,000		ConocoPhillips, 4.600%–5.200%, 01/15/15–05/15/18	799,873	0.4
666,000		Shell International Finance BV, 3.100%, 06/28/15	704,318	0.4
6,268,000		Other Securities	6,517,372	3.7
			8,021,563	4.5

		Financials: 29.2%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	450,585	0.2
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	418,737	0.2
200,000	#	American Honda Finance Corp., 1.850%, 09/19/14	203,540	0.1
740,000		American International Group, Inc., 5.600%, 10/18/16	841,683	0.5
1,076,000		Bank of America Corp., 1.500%, 10/09/15	1,080,219	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	702,562	0.4
805,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	814,475	0.4

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
995,000		Bank of Nova Scotia, 0.750%–2.550%, 10/09/15–01/12/17	$1,010,804	0.6
870,000		Barclays Bank PLC, 5.000%, 09/22/16	978,031	0.5
978,000		BB&T Corp., 1.600%–5.200%, 04/28/14–08/15/17	1,011,223	0.6
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	493,350	0.3
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	337,024	0.2
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	859,718	0.5
200,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	206,770	0.1
1,062,000		Caterpillar Financial Services Corp., 0.700%–1.100%, 05/29/15–02/26/16	1,065,608	0.6
698,000		Citigroup, Inc., 2.650%, 03/02/15	717,612	0.4
1,178,000		Citigroup, Inc., 1.250%–6.000%, 12/13/13–04/01/16	1,182,199	0.7
744,000		Credit Suisse/New York NY, 3.500%, 03/23/15	784,566	0.4
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	702,932	0.4
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	835,521	0.5
920,000		General Electric Capital Corp., 4.875%, 03/04/15	992,898	0.5
1,025,000		General Electric Capital Corp., 1.000%–4.750%, 09/15/14–12/11/15	1,051,344	0.6
762,000		Goldman Sachs Group, Inc., 0.805%, 01/12/15	759,022	0.4
791,000		Goldman Sachs Group, Inc., 0.702%–3.625%, 02/07/14–02/07/16	813,901	0.5
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,340	0.1
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	578,870	0.3
834,000		John Deere Capital Corp., 0.750%–1.600%, 03/03/14–01/22/16	841,330	0.5
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,034,678	0.6
866,000		JPMorgan Chase & Co., 3.700%, 01/20/15	909,585	0.5

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	$331,973	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	477,940	0.3
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	250,316	0.1
1,003,000		Morgan Stanley, 1.750%–6.000%, 01/24/14–01/09/17	1,064,673	0.6
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	544,656	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	299,581	0.2
294,000	#	New York Life Global Funding, 1.300%, 01/12/15	298,041	0.2
288,000	#	Principal Life Global Funding II, 0.904%, 07/09/14	289,842	0.1
650,000		Prudential Financial, Inc., 3.875%, 01/14/15	684,181	0.4
1,225,000		Royal Bank of Canada, 0.850%–1.500%, 03/08/16–01/16/18	1,232,936	0.7
812,000		US Bancorp, 2.200%, 11/15/16	848,139	0.5
22,959,000		Other Securities (a)	23,776,579	13.4
			51,958,984	29.2

		Health Care: 6.6%
550,000	#	AbbVie, Inc., 1.200%, 11/06/15	554,626	0.3
625,000		Genentech, Inc., 4.750%, 07/15/15	681,321	0.4
689,000		GlaxoSmithKline Capital PLC, 0.750%, 05/08/15	692,430	0.4
784,000		Pfizer, Inc., 5.350%, 03/15/15	856,551	0.5
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	539,375	0.3
300,000	#	Zoetis, Inc., 1.150%, 02/01/16	301,033	0.2
7,761,000		Other Securities	8,033,283	4.5
			11,658,619	6.6

		Industrials: 1.9%
3,306,000		Other Securities	3,425,359	1.9

CORPORATE BONDS/NOTES: (continued)
		Information Technology: 3.7%
1,113,000		International Business Machines Corp., 0.550%–1.950%, 02/06/15–07/22/16	$1,131,515	0.6
724,000		Intel Corp., 1.350%–1.950%, 10/01/16–12/15/17	735,592	0.4
892,000		Oracle Corp., 1.200%–3.750%, 07/08/14–10/15/17	907,788	0.5
3,732,000		Other Securities	3,806,273	2.2
			6,581,168	3.7

		Materials: 2.5%
675,000		EI du Pont de Nemours & Co., 1.750%, 03/25/14	683,744	0.4
96,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	98,428	0.0
330,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	333,959	0.2
3,225,000		Other Securities	3,359,583	1.9
			4,475,714	2.5

		Telecommunication Services: 2.2%
1,112,000	L	AT&T, Inc., 0.800%–5.625%, 12/01/15–12/01/17	1,145,155	0.7
1,293,000		Verizon Communications, Inc., 1.950%, 03/28/14	1,311,778	0.7
1,288,000		Other Securities	1,359,044	0.8
			3,815,977	2.2

		Utilities: 2.4%
500,000	#	Calpine Corp., 7.250%, 10/15/17	532,500	0.3
690,000		Georgia Power Co., 0.625%, 11/15/15	690,071	0.4
362,000		Georgia Power Co., 0.750%, 08/10/15	363,512	0.2
2,568,000		Other Securities	2,655,943	1.5
			4,242,026	2.4

		Total Corporate Bonds/Notes (Cost $114,805,273)	115,015,518	64.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.2%
290,813	#	BAMLL-DB Trust, 2.343%, 04/13/29	295,310	0.2
447,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	453,998	0.2
160,000	#	Commercial Mortgage Pass Through Certificates, 3.424%, 03/10/31	164,000	0.1

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	$51,395	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,000	0.1
150,000	#	GS Mortgage Securities Trust 2013-NYC5 A, 2.318%, 01/10/30	153,809	0.1
170,000	#	GS MTG, 1.050%, 11/08/29	171,119	0.1
192,918	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	197,164	0.1
11,283		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	11,380	0.0
662,538		JP Morgan Chase Commercial Mortgage Securities Corp., 5.298%–5.792%, 05/15/47–02/15/51	678,788	0.4
774,000		LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38	878,466	0.5
454,881		LB-UBS Commercial Mortgage Trust, 5.150%–5.300%, 04/15/30–11/15/38	480,457	0.3
270,000		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	273,559	0.2
39,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	44,674	0.0
296,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.651%, 06/11/42	347,266	0.2
1,118,954		Morgan Stanley Capital I, 4.989%–5.649%, 08/13/42–04/12/49	1,149,868	0.6
100,000	#	Motel 6 Trust, 1.500%, 10/05/25	100,765	0.1
273,000	#	Motel 6 Trust, 1.948%, 10/05/25	275,580	0.1
136,619	#	NorthStar 2012-1 Mortgage Trust, 1.404%, 08/25/29	136,796	0.1
3,100,333		Other Securities	3,185,546	1.8

		Total Collateralized Mortgage Obligations (Cost $9,152,031)	9,149,940	5.2

ASSET-BACKED SECURITIES: 10.0%
		Automobile Asset-Backed Securities: 2.5%
884,000		CarMax Auto Owner Trust, 0.890%–1.250%, 06/15/17–08/17/18	892,819	0.5
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	481,141	0.3

ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	$768,254	0.4
700,000		SMART Trust/Australia, 1.050%, 10/14/18	698,338	0.4
1,622,000		Other Securities	1,630,813	0.9
			4,471,365	2.5

		Credit Card Asset-Backed Securities: 0.6%
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	697,778	0.4
418,000		Other Securities	417,360	0.2
			1,115,138	0.6

		Other Asset-Backed Securities: 6.9%
437,942	#	Aimco CDO, 0.552%, 10/20/19	428,708	0.2
500,000	#	Apidos CDO II, 1.101%, 12/21/18	469,816	0.3
421,581	#	ARES X CLO Ltd., 2.280%, 09/18/17	418,843	0.2
250,000	#	Atrium III, 2.287%, 10/27/16	244,529	0.1
500,000	#	Atrium IV, 1.030%, 06/08/19	480,046	0.3
371,650	#	Black Diamond CLO Ltd., 0.550%, 06/20/17	369,781	0.2
370,826	#	Castle Garden Funding, 0.547%, 10/27/20	366,575	0.2
250,000	#	Castle Garden Funding, 1.037%, 10/27/20	239,692	0.1
300,000	#	Castle Garden Funding, 5.037%, 10/27/20	300,399	0.2
500,000	#	Clydesdale CLO 2005 Ltd, 0.755%, 12/06/17	487,777	0.3
500,000	#	Clydesdale Strategic CLO Ltd., 1.289%, 01/20/17	498,090	0.3
447,778	#	Emporia Preferred Funding II Corp., 0.583%, 10/18/18	443,479	0.3
575,000	#	Emporia Preferred Funding, 0.803%, 10/18/18	543,567	0.3
404,718	#	Grayston CLO Ltd., 1.590%, 08/15/16	404,754	0.2
375,000	#	Gulf Stream — Compass CLO 2005-I Ltd, 2.190%, 05/15/17	359,248	0.2
500,000	#	Gulf Stream — Compass CLO 2005-II Ltd, 1.102%, 01/24/20	473,682	0.3
300,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.989%, 08/21/20	277,516	0.1
500,000	#	Gulf Stream — Sextant CLO Ltd., 0.629%, 08/21/20	485,983	0.3

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
475,000	#	Gulf Stream Compass CLO Ltd., 0.710%, 05/15/17	$471,702	0.3
500,000	#	Hewett’s Island CLO II Ltd., 2.680%, 12/15/16	499,970	0.3
350,000	#	Integral Funding, Inc., 4.804%, 09/27/17	349,965	0.2
500,000	#	Katonah VI Ltd., 2.480%, 09/20/16	500,220	0.3
475,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	469,275	0.2
500,000	#	Landmark VI CDO Ltd, 0.805%, 01/14/18	485,826	0.3
392,683	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	387,428	0.2
250,000	#	Madison Park Funding I Ltd., 2.192%, 05/10/19	242,399	0.1
300,000	#	Marathon CLO I Ltd, 2.201%, 07/26/19	298,887	0.2
375,870	#	Whitney CLO Ltd., 0.737%, 03/01/17	374,601	0.2
839,000		Other Securities	839,008	0.5
			12,211,766	6.9

		Total Asset-Backed Securities (Cost $17,803,165)	17,798,269	10.0

FOREIGN GOVERNMENT BONDS: 0.6%
		Foreign Government Securities: 0.6%
1,000,000		Svenska Handelsbanken AB, 0.362%, 05/04/14	999,524	0.6

		Total Foreign Government Bonds (Cost $999,500)	999,524	0.6

U.S. TREASURY OBLIGATIONS: 2.8%
		U.S. Treasury Bonds: 0.3%
550,000		Other Securities	557,477	0.3

		U.S. Treasury Notes: 2.5%
2,317,000		0.250%, due 02/28/15	2,317,544	1.3
1,935,000		0.375%, due 03/15/16	1,936,664	1.1
226,000		0.750%, due 02/28/18–03/31/18	226,002	0.1
			4,480,210	2.5

		Total U.S. Treasury Obligations (Cost $5,026,649)	5,037,687	2.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.8%
		Federal Home Loan Mortgage Corporation: 5.3%##
1,802,828		4.500%, due 09/01/41	1,960,782	1.1
2,044,222		5.000%, due 07/15/39	2,184,958	1.2
2,163,036		5.500%, due 07/01/38	2,372,397	1.4
817,596		5.500%, due 07/01/38	914,236	0.5
786,766		5.500%, due 02/01/39	865,994	0.5
988,295		5.500%, due 01/01/37–10/01/38	1,096,384	0.6
			9,394,751	5.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 7.3%##
899,170		3.000%, due 12/25/39	$924,320	0.5
1,119,053		3.000%, due 04/25/40	1,167,267	0.7
937,050		3.000%, due 05/25/40	970,384	0.5
937,000	W	3.500%, due 09/25/41	989,706	0.6
1,194,755		3.500%, due 12/01/42	1,262,781	0.7
1,013,450		4.000%, due 10/25/50	1,061,400	0.6
1,055,519		4.500%, due 10/25/40	1,106,487	0.6
1,492,735		5.000%, due 01/01/23	1,612,081	0.9
731,773		5.000%, due 07/01/34	797,488	0.4
317,690		5.500%, due 10/25/32	319,723	0.2
2,536,218		5.500%, due 08/01/36	2,816,682	1.6
			13,028,319	7.3

		Government National Mortgage Association: 1.2%
1,990,483		4.000%, due 02/20/43	2,154,962	1.2

		Total U.S. Government Agency Obligations (Cost $24,479,384)	24,578,032	13.8

		Total Long-Term Investments (Cost $172,266,002)	172,578,970	97.1

SHORT-TERM INVESTMENTS: 1.7%
		Commercial Paper: 0.3%
500,000		Vodafone, 4.000%, 01/02/14 (Cost $497,560)	497,560	0.3

		Securities Lending Collateralcc(1): 0.7%
226,857		Citigroup, Inc., Repurchase Agreement dated 03/28/13, 0.15%, due 04/01/13 (Repurchase Amount $226,861, collateralized by various U.S. Government Securities, 0.250%–6.125%, Market Value plus accrued interest $231,395, due 10/31/13–02/15/43)	226,857	0.1
1,000,000		Mizuho Securities USA Inc., Repurchase Agreement dated 03/28/13, 0.28%, due 04/01/13 (Repurchase Amount $1,000,031, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,020,001, due 02/15/14–04/15/54)	1,000,000	0.6
			1,226,857	0.7

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
1,282,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,282,000)	$1,282,000	0.7

	Total Short-Term Investments (Cost $3,006,417)	3,006,417	1.7

	Total Investments in Securities (Cost $175,272,419)	$175,585,387	98.8
	Assets in Excess of Other Liabilities	2,077,854	1.2
	Net Assets	$177,663,241	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $175,273,366.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$471,565
Gross Unrealized Depreciation	(159,544)
Net Unrealized Appreciation	$312,021

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$115,015,518	$—	$115,015,518
Collateralized Mortgage Obligations	—	9,149,940	—	9,149,940
Short-Term Investments	1,282,000	1,724,417	—	3,006,417
Foreign Government Bonds	—	999,524	—	999,524
U.S. Treasury Obligations	—	5,037,687	—	5,037,687
Asset-Backed Securities	—	17,798,269	—	17,798,269
U.S. Government Agency Obligations	—	24,578,032	—	24,578,032
Total Investments, at fair value	$1,282,000	$174,303,387	$—	$175,585,387

Other Financial Instruments+
Futures	4,944	—	—	4,944
Total Assets	$1,286,944	$174,303,387	$—	$175,590,331

Liabilities Table
Other Financial Instruments+
Futures	$(132,814)	$—	$—	$(132,814)
Total Liabilities	$(132,814)	$—	$—	$(132,814)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING SHORT TERM BOND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

ING Short Term Bond Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	212	06/28/13	$46,736,061	$(2,687)
U.S. Treasury Long Bond	13	06/19/13	1,878,094	4,944
			$48,614,155	$2,257
Short Contracts
U.S. Treasury 10-Year Note	(245)	06/19/13	$(32,336,173)	$(126,983)
U.S. Treasury 5-Year Note	(23)	06/28/13	(2,853,258)	(3,144)
			$(35,189,431)	$(130,127)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$4,944
Total Asset Derivatives		$4,944

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$132,814
Total Liability Derivatives		$132,814

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended March 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(78,381)
Total	$(78,381)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(127,870)
Total	$(127,870)

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013

Shares		Value	Percentage of Net Assets

INVESTMENT COMPANIES: 80.8%
	Affiliated Investment Companies: 80.8%
99,862	ING Floating Rate Fund — Class I	$1,026,584	20.1
61,592	ING Emerging Markets Corporate Debt Fund Class P	644,257	12.6
24,994	ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	252,438	4.9
88,932	ING Emerging Markets Local Currency Debt Fund Class P	903,545	17.6
157,428	ING High Yield Bond Fund — Class I	1,311,371	25.6

	Total Investment Companies (Cost $4,083,819)	4,138,195	80.8

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.8%
10,000		Banc of America Commercial Mortgage Trust 2007–3, 5.623%, 06/10/49	9,882	0.2
12,798		Banc of America Alternative Loan Trust 2007–2, 6.000%, 06/25/37	10,228	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	10,320	0.2
10,000	#	First Union National Bank Com Mort Pas Thr Cert Ser 2001 C4, 6.000%, 12/12/33	10,116	0.2
10,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004–GG2, 5.644%, 08/10/38	9,203	0.2
1,000,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	28,656	0.5
16,580		JP Morgan Mortgage Trust 2006–S4, 6.000%, 01/25/37	14,759	0.3
10,000		LB Commercial Conduit Mortgage Trust, 5.864%, 07/15/44	11,584	0.2
10,000		LB Commercial Mortgage Trust 2007– C3, 5.864%, 07/15/44	9,858	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005– C3, 4.954%, 07/15/40	9,704	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005– C3, 5.013%, 07/15/40	8,508	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		LB-UBS Commercial Mortgage Trust 2000–C4, 8.150%, 07/15/32	$10,674	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004–C6, 5.206%, 08/15/36	9,916	0.2
99,870	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.530%, 12/15/48	8,343	0.1
10,000	#	Morgan Stanley Capital I Trust 2004–HQ3, 5.079%, 01/13/41	10,023	0.2
18,160		Prime Mortgage Trust 2007–1, 5.500%, 03/25/37	15,650	0.3
10,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	10,140	0.2

		Total Collateralized Mortgage Obligations (Cost $197,407)	197,564	3.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.7%
		Federal National Mortgage Association: 10.5%##
342,000	W	3.000%, due 05/01/43	351,886	6.9
145,000	W	3.500%, due 09/25/41	153,156	3.0
190,441	ˆ	3.500%, due 10/20/41	29,567	0.6
			534,609	10.5

		Government National Mortgage Association: 5.2%
250,000	W	3.500%, due 05/15/43	268,164	5.2

		Total U.S. Government Agency Obligations (Cost $794,777)	802,773	15.7

U.S. TREASURY OBLIGATIONS: 12.2%
		U.S. Treasury Bonds: 5.4%
88,000		2.000%, due 02/15/23	89,196	1.8
199,000		2.750%, due 11/15/42	184,884	3.6
			274,080	5.4

		U.S. Treasury Notes: 6.8%
70,000		0.250%, due 02/28/15	70,016	1.3
40,000		0.375%, due 03/15/16	40,034	0.8
137,000		0.750%, due 02/28/18	137,054	2.7
82,000		0.750%, due 03/31/18	81,949	1.6
20,000		1.250%, due 02/29/20	20,051	0.4
			349,104	6.8

		Total U.S. Treasury Obligations (Cost $620,559)	623,184	12.2

		Total Long-Term Investments (Cost $5,696,562)	5,761,716	112.5

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
15,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $15,000)	$15,000	0.3

	Total Short-Term Investments (Cost $15,000)	15,000	0.3

	Total Investments in Securities (Cost $5,711,562)	$5,776,716	112.8
	Liabilities in Excess of Other Assets	(655,862)	(12.8)
	Net Assets	$5,120,854	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,711,672.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,731
Gross Unrealized Depreciation	(5,687)
Net Unrealized Appreciation	$65,044

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$197,564	$—	$197,564
Investment Companies	4,138,195	—	—	4,138,195
U.S. Treasury Obligations	—	623,184	—	623,184
U.S. Government Agency Obligations	—	802,773	—	802,773
Short-Term Investments	15,000	—	—	15,000
Total Investments, at fair value	$4,153,195	$1,623,521	$—	$5,776,716

Other Financial Instruments+
Futures	1,613	—	—	1,613
Total Assets	$4,154,808	$1,623,521	$—	$5,778,329

Liabilities Table
Other Financial Instruments+
Futures	$(8,290)	$—	$—	$(8,290)
Total Liabilities	$(8,290)	$—	$—	$(8,290)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING STRATEGIC INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2013 (CONTINUED)

ING Strategic Income Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	3	06/28/13	$661,359	$(51)
U.S. Treasury 5-Year Note	5	06/28/13	620,273	1,613
U.S. Treasury Ultra Long Bond	1	06/19/13	157,594	(1,737)
			$1,439,226	$(175)
Short Contracts
U.S. Treasury 10-Year Note	(5)	06/19/13	$(659,922)	$(4,747)
U.S. Treasury Long Bond	(2)	06/19/13	(288,937)	(1,755)
			$(948,859)	$(6,502)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$1,613
Total Asset Derivatives		$1,613

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$8,290
Total Liability Derivatives		$8,290

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended March 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$2,606	$2,606
Interest rate contracts	(13,490)	—	(13,490)
Total	$(13,490)	$2,606	$(10,884)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(6,677)
Total	$(6,677)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2013 were as follows:

Fund Name	Type	Per Share Amount

ING GNMA Income Fund
Class A	NII	$0.2914
Class B	NII	$0.2222
Class C	NII	$0.2253
Class I	NII	$0.3158
Class W	NII	$0.3139
All Classes	STCG	$0.0359
All Classes	LTCG	$0.0162
All Classes	ROC	$0.0222

ING High Yield Bond Fund
Class A	NII	$0.4933
Class B	NII	$0.4323
Class C	NII	$0.4336
Class I	NII	$0.5226
Class W	NII	$0.5239

ING Intermediate Bond Fund
Class A	NII	$0.4790
Class B	NII	$0.4007
Class C	NII	$0.4023
Class I	NII	$0.5090
Class O	NII	$0.4791
Class R	NII	$0.4550
Class W	NII	$0.5077

ING Short Term Bond Fund
Class A	NII	$0.0025
Class C	NII	$—
Class I	NII	$0.0216
Class W	NII	$0.0069

ING Strategic Income Fund
Class A	NII	$0.0612
Class C	NII	$0.0506
Class I	NII	$0.0659
Class R	NII	$0.0581
Class W	NII	$0.0655

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

Of the ordinary distributions made during the year ended March 31, 2013, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING Intermediate Bond Fund	0.77%

For the year ended March 31, 2013, the following percentage of net investment income dividends paid by the Funds is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Intermediate Bond Fund	0.77%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING GNMA Income Fund	99.36%
ING High Yield Bond Fund	98.83%
ING Intermediate Bond Fund	99.51%
ING Short Term Bond Fund	98.10%
ING Strategic Income Fund	6.88%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust, as of March 31, 2013, are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	142	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	142	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	142	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	142	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	142	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	142	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001– Present).	142	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	142	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	142	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010– Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006– Present).	176	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary to comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	Except for Mr. Mathews and for the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2013.

(3)	Messrs. Crispin and Mathews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011– Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007– April 2012) and Chief Compliance Officer, ING Funds (March 2011– February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003– Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012– Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003– Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President—Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President—Platform Product Management & Project Management, ING Investments, LLC (April 2007– June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President—Director, ING Funds Services, LLC (March 2003– March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	October 2000–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995– Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President—Platform Product Management & Project Management, ING Investments, LLC (July 2012– Present); Vice President, ING Investment Management—ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Vice President—Director of Tax, ING Funds Services, LLC (March 2013– Present). Formerly, Assistant Vice President—Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management—ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management—ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management—ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the existing investment advisory and sub-advisory contracts of ING GNMA Income Fund, ING High Yield Bond Fund, and ING Intermediate Bond Fund (collectively, the “Funds”) will remain in effect only if the Board of Trustees (the “Board”) of ING Funds Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) between the Adviser and ING Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction (“ING Funds”), the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds (“15(c) Methodology Guide”). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies (“Selected Peer Group”) to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the expenses of the Funds and other similarly managed funds in its Selected Peer Group, as well as information regarding the Funds’ performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Funds of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Funds; and (11) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and Sub-Adviser, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Funds, Adviser and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and Sub-Adviser currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration. The Separation Plan is discussed in more detail below under “APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN.”

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection (“MR&S”) group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant ING Funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

In assessing advisory and sub-advisory relationships for the Funds, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when each Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to each Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by the Sub-Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GNMA Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the one-year and three-year periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter and three-year periods, the third quintile for the year-to-date period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Intermediate Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the year-to-date, one-year, and three-year periods, but underperformed for the most recent calendar quarter, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for the year-to-date, one-year, and three-year periods, but underperformed for the most recent calendar quarter, five-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s discussions of modifications to the Fund’s investment process; (2) Management’s representations regarding the positive effect that these changes had on the Fund’s performance during certain periods; and (3) Management’s discussions of the negative effect that duration had on the Fund’s performance during more recent periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

ING Short Term Bond Fund

At its meeting held on November 29, 2012, the Board considered the initial approval of the investment advisory contract (the “Advisory Contract”) with ING Investments, LLC (the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING Investment Management Co. LLC (“ING IM” or the “Sub-Adviser”), (together, the “Advisory and Sub-Advisory Contracts”) for ING Short Term Bond Fund (the “Fund”).

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in fixed-income investments and its investment capabilities; (2) information about the Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; (5) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the independent Trustees; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the November 28, 2012 International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the fairness of the Adviser’s compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed net management fee rate for the Fund is equal to the median and below the average management fee rates of the funds in the Fund’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Fund is below the median and average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the November 28, 2012 I/B/F IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM as the Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) the appropriateness of the selection of ING IM in light of the Fund’s investment objectives and prospective investor base; and (9) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of their compliance programs. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Strategic Income Fund

At a meeting held on September 6, 2012, the Board considered the initial approval of the investment advisory contract (the “Advisory Contract”) with the Adviser and the sub-advisory contract (“Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING IM, (together, the “Advisory and Sub-Advisory Contracts”) for ING Strategic Income Fund (the “Fund”).

In determining whether to initially approve the Advisory and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in fixed-income investments and its investment capabilities; (2) information about the Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the September 5, 2012 International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) meeting regarding the Fund.

The Board’s consideration of whether to approve the Advisory Contract with the Adviser on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the fairness of the Adviser’s compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed net management fee rate for the Fund is above the median and below the average management fee rates of the funds in the Fund’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Fund is above the median and average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities and resources of the Adviser; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and its affiliates that were anticipated to arise from the Adviser’s management of the Fund.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

In reviewing the proposed Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the September 5, 2012 I/B/F IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM as the Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) the appropriateness of the selection of ING IM in light of the Fund’s investment objectives and prospective investor base; and (9) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Funds included in this report: ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING Short Term Bond Fund, and ING Strategic Income Fund (collectively, the “Funds”) are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser and Sub-Adviser, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, “the Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve proposed advisory agreements and proposed sub-advisory agreements for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Sub-Adviser and their affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Fund’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFIALL (0313-052413)

Annual Report

March 31, 2013

ING Floating Rate Fund

■  Classes A, C, I, R and W

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	7
Report of Independent Registered Public Accounting Firm	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	21
Tax Information	28
Trustee and Officer Information	29
Advisory Contract Approval Discussion	33

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

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PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2013

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, edged up 1.10%, recovering from a slump of 11% in two months from early April. In the second half, the Index built on this recovery and ended the fiscal year up 14.25% in the wake of central bank actions that made risky assets much more attractive to hold. (The MSCI World IndexSM returned 11.85% for the one year ended March 31, 2013, measured in U.S. dollars.)

These actions were twofold. Firstly in July, as pessimism about the future of the euro mounted, European Central Bank (“ECB”) President Draghi announced that the ECB was “ready to do whatever it takes to preserve the euro.” He expanded on this in September: under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties. Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Later, in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

These initiatives were enough to sustain European equities markets through the fiscal year and latterly the view seemed to have taken hold that the existential threat to the euro could be discounted. Even an Italian election stalemate at the end of February and, more seriously in March, a very poorly handled bailout and restructuring of the bloated Cyprus banking system, involving for the first time large losses on uninsured deposits and capital controls, shaved only a few percentage points from returns.

In the U.S., sentiment ebbed and flowed as economic data from retail sales to consumer confidence to durable goods orders were mostly inconclusive. On the employment front, the three-month average of 245,000 new jobs reported in March 2012 slumped to only 94,000 in September, before rebounding to 191,000 in March 2013, with the unemployment rate still uncomfortably high at 7.7%. Third quarter gross domestic product (“GDP”) growth was finalized at 3.1%, but fourth quarter growth was reported in March at just 0.4%. Neither figure seemed representative of true economic activity, and the reality probably lay near the average of the two figures.

In contrast to other economic data, the housing market was undoubtedly on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 8.1% year-over-year gain, the most in over six years, while existing home sales in February were the highest since November 2009.

Political gridlock continued. The newly-elected Congress in November looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement. But large, indiscriminate federal spending cuts were initiated in March.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose 3.77% in the fiscal year. The Barclays U.S. Treasury Index, a sub-index of the Barclays Aggregate, underperformed, gaining 3.14%, while the Barclays U.S. Corporate Investment Grade Bond Index, also a sub-index of the Barclays Aggregate, was much stronger, adding 7.47%. The Barclays High-Yield Bond — 2% Issuer Constrained Composite Index surged an equity-like 13.08%.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.96% in the fiscal year, on the last day breaching the all-time closing high achieved on October 9, 2007. By sector it was a mixed picture. Telecommunications led the way with a return of 26.86%, while healthcare and consumer staples also returned more than 20%. However, only single digit gains were made by the materials sector, while information technology lost 1.12%. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but as the fiscal year ended, fourth quarter earnings looked likely to come in about 9% below this level.

In currency markets, the dollar rose 4.09% against the euro over the fiscal year and 5.33% against the pound, with both currencies showing late weakness as recovery in Europe seemed ever more distant and as Moody’s relieved the U.K. of its Aaa credit rating. But the dollar soared 13.70% over the yen. Japan’s parliamentary opposition won a landslide victory in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index jumped 24.00% in the fiscal year, due mainly to the monetary stimulus referred to above. This was despite the dampening effect on Japan’s export-focused economy of the euro zone crisis, of a slowdown in China and (to the outside world at least) a quite unnecessary dispute with that country over a few tiny islands. The Japanese economy entered and pulled out of its third recession in ten years. The MSCI Europe ex UK® Index rose 14.78% due to central bank initiatives, as there was little else to cheer investors, with the exception of Germany. The euro zone’s GDP recorded its fifth straight quarterly fall in the fourth quarter of 2012. Unemployment reached a record 11.9%, within which Spain and Greece both stood above 26%. The composite purchasing managers’ index, a leading indicator of GDP growth, stayed in contraction territory as it had since February 2012. The MSCI UK® Index added 15.47%, boosted by financials but held back by the energy and materials sectors, accounting for some 30% of the index, which actually fell in value. Having grown by 0.9% in the third quarter of 2012, largely due to one-time statistical anomalies, fourth quarter GDP fell by 0.3% with the strong possibility that the U.K. would suffer a “triple dip” recession with negative growth in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2013
Ba	34.8%
B	59.9%
Caa and below	4.3%
Not rated*	1.0%

Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Dear Shareholders:

ING Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.41% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”) which returned 7.88%, for the same period.

Portfolio Specifics: The senior loan market performed quite well during the periods under review, benefiting from strong investor demand and limited supply, a generally favorable economic and geo-political backdrop, and — specific to the loan asset class — relatively sanguine default activity and expectations. Demand continues to be driven by the need for yield, and with loans currently providing an overall yield comparable to that of high yield bonds, without the traditional interest rate risk associated with fixed income investing, investors have been increasingly looking to loans to add a structurally more defensive form of yield to their portfolios.

Total inflows into the loan asset class in the U.S. topped $20 billion during the twelve-month period, driven by a combination of new investment into mutual funds and loan exchange traded funds (“ETFs”), a significant uptick in the formation of new collateralized loan obligation (“CLO”) vehicles, and increased allocation into loans by traditional institutional investors such as pension funds and insurance companies. New loan supply, on the other hand, while showing signs of steady improvement in the wake of a more stable macro environment, remained tepid, and generally insufficient to offset the pace of inflows. As a result, as is typical in issuer-friendly markets, there has been an increase in existing loan issuers coming back to market to opportunistically lower the pricing on their loans, and in many cases, extend stated final maturity dates.

There has also been a notable rise in the flow of new “covenant-lite” transactions, in which a credit agreement does not incorporate the traditional set of pre-set ratios designed to alert lenders to deterioration in performance. It is important to remember, however, that the absence of a traditional covenant package does not mean the loan’s senior position in the issuer’s capital structure and the underlying collateral granted to investors (statistically, the most critical factors affecting recoveries in the event of default) have been affected or compromised. Nonetheless, the increase in covenant-lite activity has sharpened our already rigorous focus on overall credit quality and the strength and sufficiency of the collateral backing the senior loans in which we invest.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2013 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Univision Communications, Inc.	1.6%	1.7%
BJs Wholesale Club	1.5%	1.6%
Virgin Media Investment Holdings Limited	1.3%	1.4%
Asurion, LLC	1.1%	1.2%
Party City Holdings Inc.	1.1%	1.2%
Delta Airlines, Inc.	1.1%	1.1%
Univar Inc.	1.0%	1.1%
Reynolds Group Holdings Inc.	1.0%	1.0%
West Corp	0.9%	1.0%
Avaya Inc.	0.9%	0.9%
Subject to change daily.

Despite these developments, we remain comfortable with the structural integrity of the loan asset class. While pricing compression may continue over the near-term, credit spreads, on average, remain comfortably wide of the historical averages, and sufficient to compensate investors for what most market observers see as the near-term risk of default and loss risk.

The Fund underperformed for the year ended March 31, 2013. Much of the moderate miss for the 12-month period was due to the Fund’s more conservative positioning, in a period when the riskier cohort of the market (i.e., loans rated CCC/Caa1 and below) accounted for a disproportionate portion of Index returns. As of March 31, 2013, the Fund had a weighted average nominal spread (the average interest payment received on the loans, in addition to their stated base rate, e.g. LIBOR or a LIBOR floor) of 4.39% and a weighted average coupon of 5.53%, as compared to 4.29% and 5.48%, respectively, at the end of March 31, 2012.

Sector weightings remained fairly constant during the period under review, with marginal changes stemming from new issue activity and portfolio optimization. Business equipment and services remained the top industry. Retail and electronics took the second and third spots, respectively. During the reporting period, the Fund held positions in four of the five largest contributors to Index performance. These included large, actively traded credits such as Clear Channel Communications Inc., First Data Corporation, Univision Communications and Texas Competitive Electric Holdings Company LLC. Conversely, the Fund held one of the top detractors from Index performance during the period, Cengage Learning Inc.

The Fund remains broadly diversified, as evidenced by investments in 282 loan facilities as of quarter-end across 35 different industries. The Fund has targeted both larger loans in the market (as represented by the S&P/LSTA Leveraged Loan 100 Index), as well as mid- and smaller-sized issues in the broader Index, with the objective of remaining invested in loans with attractive yields and an appropriate credit profile.

4

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Current Strategy & Outlook: Under a base-case economic scenario (i.e., mediocre economic growth in the United States and no material worsening of conditions in Europe), our outlook for loan performance is good, on both an absolute and relative basis. Fundamental credit risk, as evidenced by balance sheet strength and earnings power, remains reasonably sound. Although macro headwinds remain steady and should never be ignored, loans recently have proven to be quite resilient in the face of broader-market volatility. As investors continue to search for yield, the list of alternatives continues to diminish. We believe loans, with their unique structural features, e.g., collateral-backing and floating rate and ultra-short duration profile, are becoming widely viewed as a more defensive, better-valued path to that yield. Very near term, the direction of the market is likely to continue to hinge on the technical factors of supply and demand. Loan supply, particularly new merger and acquisition and leveraged buyout-related issuance, will remain the key to maintaining a reasonably healthy balance; we see nothing on the horizon to materially alter the demand side of the equation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Senior Vice President Managing Director ING Investment Management Co. LLC	Daniel A. Norman Senior Vice President Managing Director ING Investment Management Co. LLC

ING Floating Rate Fund April 19, 2013

5

ING FLOATING RATE FUND

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended March 31, 2013
	1 Year	Since Inception of Class A, C, I, R and W August 17, 2010
Including Sales Charge:
Class A(1)	4.71%	4.91%
Class C(2)	5.61%	5.17%
Class I	7.67%	6.21%
Class R	7.15%	5.64%
Class W	7.66%	6.28%
Excluding Sales Charge:
Class A	7.41%	5.94%
Class C	6.61%	5.17%
Class I	7.67%	6.21%
Class R	7.15%	5.64%
Class W	7.66%	6.28%
S&P/LSTA Leveraged Loan(3)	7.88%	6.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Floating Rate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(3)	Since inception performance for index is shown from September 1, 2010.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2013*

Class A	$1,000.00	$1,036.10	1.01%	$5.13	$1,000.00	$1,019.90	1.01%	$5.09
Class C	1,000.00	1,032.30	1.76	8.92	1,000.00	1,016.16	1.76	8.85
Class I	1,000.00	1,037.40	0.76	3.86	1,000.00	1,021.14	0.76	3.83
Class R	1,000.00	1,034.90	1.26	6.39	1,000.00	1,018.65	1.26	6.34
Class W	1,000.00	1,037.30	0.76	3.86	1,000.00	1,021.14	0.76	3.83

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Floating Rate Fund, a series of ING Funds Trust, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from August 17, 2010 (commencement of operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Floating Rate Fund as of March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from August 17, 2010 to March 31, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 24, 2013

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2013

ASSETS:
Investments in securities at fair value (Cost $312,121,859)	$316,675,598
Short-term investments at fair value (Cost $47,500,000)	47,500,000
Total Investments at fair value	364,175,598
Cash	4,178,923
Receivables:
Investment securities sold	1,216,088
Fund shares sold	4,402,154
Interest	964,783
Unrealized appreciation on unfunded commitments	130
Prepaid expenses	39,798
Reimbursement due from manager	22,852
Total assets	375,000,326
LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	26,695,699
Payable for fund shares redeemed	395,799
Income distribution payable	96,604
Payable for investment management fees	154,193
Payable for administrative fees	28,035
Payable for shareholder service and distribution fees	39,713
Accrued trustees fees	2,580
Other accrued expenses and liabilities	112,140
Total liabilities	27,524,763
NET ASSETS	$347,475,563
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,020,896
Distributions in excess of net investment income	(97,568)
Accumulated net realized loss	(1,634)
Net unrealized appreciation	4,553,869
NET ASSETS	$347,475,563
Class A:
Net assets	$35,918,470
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,493,608
Net asset value and redemption price per share	$10.28
Maximum offering price per share (2.50%)(1)	$10.54
Class C:
Net assets	$26,366,946
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,564,267
Net asset value and redemption price per share(2)	$10.28
Class I:
Net assets	$165,935,519
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	16,144,056
Net asset value and redemption price per share(2)	$10.28
Class R:
Net assets	$32,370,912
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,151,081
Net asset value and redemption price per share	$10.27
Class W:
Net assets	$86,883,716
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,434,002
Net asset value and redemption price per share	$10.30
__________________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2013

INVESTMENT INCOME:
Interest	$15,020,858
Amendment fees	657,838
Other	325,752
Total investment income	16,004,448

EXPENSES:
Investment Management fees	1,444,496
Administration fees	262,636
Distribution and service fees:
Class A	42,857
Class C	118,177
Class R	112,518
Transfer agent fees:
Class A	12,919
Class C	8,876
Class I	111,764
Class R	17,118
Class W	49,364
Shareholder reporting expense	16,480
Custody and accounting expense	142,965
Registration fees	80,282
Professional fees	57,193
Trustees fees	8,179
Commitment fee	24,928
Miscellaneous expense	16,418
Interest Expense	1,026
Total expenses	2,528,196
Net waived and reimbursed fees	(258,001)
Net expenses	2,270,195
Net investment income	13,734,253

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	1,442,191
Net change in unrealized appreciation or depreciation on:
Investments	3,967,311
Unfunded commitments	43
Net change in unrealized appreciation or depreciation	3,967,354
Net realized and unrealized gain	5,409,545
Increase in net assets resulting from operations	$19,143,798

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS:
Net investment income	$13,734,253	$10,875,221
Net realized gain (loss)	1,442,191	(767,770)
Net change in unrealized appreciation or depreciation	3,967,354	(1,397,199)
Net increase in net assets resulting from operations	19,143,798	8,710,252

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(871,877)	(639,356)
Class C	(508,857)	(203,884)
Class I	(7,906,748)	(7,478,743)
Class R	(1,105,555)	(561,087)
Class W	(3,482,103)	(2,211,548)
Net realized gains:
Class A	(57,784)	(37,398)
Class C	(45,743)	(30,562)
Class I	(339,006)	(922,011)
Class R	(63,420)	(87,338)
Class W	(167,918)	(296,000)
Total distributions	(14,549,011)	(12,467,927)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	157,742,423	148,313,137
Reinvestment of distributions	13,381,586	11,355,771
	171,124,009	159,668,908
Cost of shares redeemed	(88,506,704)	(99,290,003)
Net increase in net assets resulting from capital share transactions	82,617,305	60,378,905
Net increase in net assets	87,212,092	56,621,230

NET ASSETS:
Beginning of year	260,263,471	203,642,241
End of year	$347,475,563	$260,263,471
Undistributed (distributions in excess of) net investment income at end of year	$(97,568)	$43,319

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class R
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013

NOTE 1 — ORGANIZATION

ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series one of which, ING Floating Rate Fund (“Floating Rate” or the “Fund”) is included in this report.

The investment objective of the Fund is described in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Loan and Other Security Valuation. Loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the “Board”) to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of March 31, 2013, 100% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures adopted by the Fund’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund’s Board through its Compliance Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures adopted by, the Board of the Fund. Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value. To the extent the Fund invests

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in other open-end registered investment companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended March 31, 2013, there have been no significant changes to the fair valuation methodologies.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

D.  Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund did not enter into any futures contracts during the year ended March 31, 2013.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency.

E.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Loans. Interest income on such Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2013, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $312,440,989 and $255,039,049, respectively. At March 31, 2013, the Fund held loans valued at $316,675,598 representing 87.0% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”) to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. The Fund is sub-advised by ING Investment Management Co. LLC (“ING IM”). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a plan (each a “Plan” and collectively, the “Plans”), whereby ING Investments Distributor, LLC (the “Distributor”) is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2013, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$25,907	—
Contingent Deferred Sales Charge	—	$579

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses (and acquired fund fees and expenses), to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of March 31, 2013, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2014	2015	2016	Total
$236,318	$254,672	$258,001	$748,991

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $25,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2013, the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
10	$2,600,000	1.44%

NOTE 8 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Affiliated Investment Company or Subsidiary	Percentage
ING National Trust	9.35%
ING Solution 2015 Portfolio	6.51%
ING Solution 2025 Portfolio	11.23%
ING Solution 2035 Portfolio	9.78%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of March 31, 2013, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Principal Amount
Leslie’s Poolmart, Inc.	$8,000

The unrealized appreciation on these commitments of $130 as of March 31, 2013 is reported as such on the Statement of Assets and Liabilities.

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
3-31-13	2,722,982	81,409	(327,508)	2,476,883	27,791,758	829,471	(3,333,210)	25,288,019
03-31-12	1,272,962	30,768	(2,080,550)	(776,820)	12,866,971	307,651	(20,777,385)	(7,602,763)
Class C
3-31-13	2,059,895	36,736	(266,013)	1,830,618	21,046,713	374,437	(2,705,134)	18,716,016
03-31-12	693,794	13,157	(300,251)	406,700	7,013,924	131,384	(2,975,715)	4,169,593
Class I
3-31-13	5,248,615	767,169	(7,075,274)	(1,059,490)	53,494,091	7,796,350	(71,396,295)	(10,105,854)
03-31-12	5,491,577	812,839	(5,722,597)	581,819	54,719,863	8,120,755	(57,523,526)	5,317,092
Class R
3-31-13	1,619,269	114,941	(219,259)	1,514,951	16,483,646	1,168,975	(2,222,800)	15,429,821
03-31-12	1,015,920	65,050	(214,604)	866,366	10,227,972	648,425	(2,151,049)	8,725,348
Class W
3-31-13	3,813,346	315,035	(868,891)	3,259,490	38,926,215	3,212,353	(8,849,265)	33,289,303
03-31-12	6,227,811	214,880	(1,591,193)	4,851,498	63,484,407	2,147,556	(15,862,328)	49,769,635

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2013		Year Ended March 31, 2012
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$14,210,876	$338,135	$12,464,242	$3,685

The tax-basis components of distributable earnings as of March 31, 2013 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$6,047	$4,546,188

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010, the year of commencement of operations.

As of March 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator, and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2013, ING U.S. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling interest in ING U.S. over time. While the base case for the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund have been asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Fund approved new advisory and sub-advisory agreements on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a stand-alone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Dividends

Subsequent to March 31, 2013, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0459	May 1, 2013	Daily
Class C	$0.0395	May 1, 2013	Daily
Class I	$0.0480	May 1, 2013	Daily
Class R	$0.0438	May 1, 2013	Daily
Class W	$0.0480	May 1, 2013	Daily

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013.

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2013 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Loans*: 91.1%
Aerospace & Defense: 1.4%
397,000		Data Device Corp. (DDC), 1st Lien Term Loan, 7.500%, 06/15/18	$396,504	0.1
1,500,000		Delta Airlines, Inc., Term Loan B-1, 5.250%, 10/15/18	1,525,782	0.4
2,462,500		Delta Airlines, Inc., New Term Loan, 4.500%, 04/20/17	2,496,359	0.7
500,000		DigitalGlobe Inc., Term Loan, 3.750%, 01/31/20	506,446	0.2
			4,925,091	1.4
Automotive: 3.1%
500,000	(1)	Avis Budget Car Rental, LLC, Term Loan B, 03/15/19	506,246	0.1
2,947,500		Chrysler Group LLC, Term Loan B, 6.000%, 05/24/17	3,009,344	0.9
1,246,875		FleetPride Corporation, First Lien Term Loan, 5.250%, 12/31/19	1,264,799	0.3
1,591,397		Fram Group Holdings Inc., First Lien Term Loan, 6.500%, 07/28/17	1,614,604	0.5
498,690		Fram Group Holdings Inc., Second Lien Term Loan, 10.500%, 01/29/18	508,664	0.1
1,001,239	(1)	KAR Auction Services, Inc., Term Loan B, 05/15/17	1,013,128	0.3
1,396,500		Metaldyne, LLC, Term Loan B, 5.000%, 12/15/18	1,420,939	0.4
296,575		Schrader International, Lux Term Loan, 6.250%, 04/30/18	302,507	0.1
228,139		Schrader International, US Term Loan, 6.250%, 04/30/18	232,702	0.1
248,750		Transtar Holding Company, 1st Lien Term Loan, 5.500%, 09/30/18	253,725	0.1
733,860		UCI International, Inc., Term Loan B, 5.500%, 07/26/17	740,740	0.2
			10,867,398	3.1
Beverage & Tobacco: 0.9%
3,000,000		ARAMARK, Term Loan D, 4.000%, 08/15/19	3,036,150	0.9

Brokers, Dealers & Investment Houses: 0.7%
1,750,000		Nuveen Investments, Inc., First Lien Term Loan, 5.204%, 05/13/17	1,783,906	0.5
500,000		Nuveen Investments, Inc., 2nd Lien, 8.250%, 05/12/19	516,250	0.2
			2,300,156	0.7
Building & Development: 1.8%
1,661,045		Capital Automotive L.P., Term Loan, 5.250%, 03/11/17	1,672,724	0.5
1,205,282		Custom Building Products, Inc., Term Loan B, 6.000%, 12/14/19	1,226,374	0.4
810,475		NCI Building Systems, Inc., Term Loan, 8.000%, 06/21/18	823,139	0.2
891,023		Roofing Supply Group, Term Loan B, 5.000%, 05/31/19	904,667	0.3
1,446,375		Wilsonart LLC, Term Loan B, 5.500%, 10/31/19	1,469,427	0.4
			6,096,331	1.8
Business Equipment & Services: 12.1%
1,198,682		Acosta, Inc., Term Loan D, 5.000%, 03/02/18	1,215,164	0.4
428,571		Advantage Sales & Marketing, Inc., 2nd Lien Term Loan, 8.250%, 06/18/18	436,071	0.1
1,208,970		Advantage Sales & Marketing, Inc., Term Loan, 4.250%, 12/18/17	1,227,609	0.4
1,985,025		AlixPartners LLP, Term Loan B-2, 4.500%, 06/15/19	2,008,184	0.6
500,000		AlixPartners LLP, Second Lien Term Loan, 10.750%, 12/15/19	512,500	0.2
1,750,000	(1)	Avaya Inc., Term Loan B-5 Loan, 03/31/18	1,798,125	0.5
1,630,763		Avaya Inc., Term Loan B-3, 4.812%, 10/26/17	1,541,637	0.4
1,975,748		Catalent Pharma Solutions, Inc., Incremental USD Term Loan B-2, 5.250%, 09/15/17	1,997,152	0.6
623,438		Corporate Executive Board, Term Loan B, 5.000%, 08/02/19	629,672	0.2
2,232,003		CorpSource Finance Holdings, LLC, 1st Lien Term Loan, 6.628%, 04/28/17	2,237,583	0.6
613,882		CorpSource Finance Holdings, LLC, 2nd Lien Term Loan, 10.500%, 04/29/18	620,021	0.2
822,938		First American Payment Systems, 1st Lien Term Loan, 5.750%, 09/30/18	831,167	0.2
375,000		First American Payment Systems, 2nd Lien, 10.750%, 03/30/19	380,156	0.1
1,000,000	(1)	First Data Corporation, Extended 2017 US Term Loan, 03/23/17	1,008,672	0.3
1,500,000		First Data Corporation, Extended 2018 Dollar Term Loan, 4.211%, 03/23/18	1,497,937	0.4
498,750		Garda World Security Corp., Term Loan B, 4.500%, 10/31/19	505,764	0.2
414,042		GCA Services, Term Loan B, 5.250%, 10/31/19	416,113	0.1
522,375		Genpact International, Inc., Term Loan B, 4.250%, 08/31/19	530,646	0.2
3,225,392		Go Daddy Operating Company, LLC, Term Loan, 4.250%, 12/17/18	3,248,237	0.9
500,000		Interactive Data Corporation, Term Loan B, 3.750%, 02/11/18	506,407	0.2
450,000	(1)	Intertrust Group, Term Loan B, 02/04/20	451,687	0.1
1,480,000		Mercury Payment Systems LLC, Term Loan B Inc, 5.500%, 07/01/17	1,505,900	0.4
1,200,938		Property Data I, Inc., Term Loan B, 7.000%, 12/21/16	1,213,698	0.4
498,750		SGS International, Term Loan, 5.000%, 10/15/19	502,802	0.1

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
725,000		Sungard Data Systems Inc, Term Loan B, Tranche D, 4.500%, 12/15/19	$734,964	0.2
1,375,000		Sungard Data Systems Inc, Term Loan B, Tranche E, 4.000%, 03/15/20	1,393,906	0.4
1,820,000		SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/05/19	1,851,850	0.5
311,111		Sutherland Global Services, Term Loan Cayman, 7.250%, 03/15/19	308,778	0.1
688,889		Sutherland Global Services, Term Loan US, 7.250%, 03/15/19	683,722	0.2
363,553		Trans Union LLC, Term Loan, 4.250%, 02/15/19	368,551	0.1
498,750		Transfirst Holdings, Inc., 1st Lien Term Loan B, 6.250%, 12/31/17	507,790	0.2
143,903		U.S. Security Associates Holdings, Inc., Delayed Draw Term Loan, 6.000%, 07/28/17	145,432	0.0
830,148		U.S. Security Associates Holdings, Inc., New Term Loan, 6.000%, 07/28/17	838,968	0.2
111,112		Verifone, Inc., Term Loan B, 4.250%, 12/31/18	111,622	0.0
333,333		Vestcom International, Inc., Term Loan, 7.005%, 12/26/18	337,083	0.1
400,000		Wash Multi-Family Services, Term Loan, 5.250%, 01/31/19	406,000	0.1
2,224,915		Web.com Group, Inc., 1st Lien Term Loan, 5.500%, 10/27/17	2,247,860	0.7
1,000,000		Weight Watchers International, Inc., Term Loan F, 4.000%, 03/27/19	1,006,688	0.3
3,465,083	(1)	West Corp, Term Loan B-8, 4.250%, 07/15/18	3,525,722	1.0
365,000		WIS International, First Lien, 5.753%, 12/01/18	368,422	0.1
250,000		WIS International, Second Lien, 10.250%, 06/01/19	256,250	0.1
			41,916,512	12.1
Cable & Satellite Television: 3.4%
696,138		Atlantic Broadband, Term Loan B, 4.500%, 12/31/19	707,886	0.2
1,280,680		RCN Cable, Term Loan B, 6.250%, 02/25/20	1,294,287	0.4
874,425		San Juan Cable LLC, ’1st Lien, 6.000%, 06/09/17	891,913	0.3
5,000,000	(1)	Virgin Media Investment Holdings Limited, Term Loan B, 02/13/20	4,981,250	1.4
850,000		WaveDivision Holdings LLC, Term Loan B, 4.000%, 10/01/19	859,563	0.3
2,885,500		Wideopenwest Finance, LLC, Term Loan, 6.250%, 07/05/18	2,925,897	0.8
			11,660,796	3.4
Chemicals & Plastics: 4.8%
990,000		Ascend Performance Materials Operations LLC, Term Loan, 6.750%, 04/09/18	1,012,275	0.3
740,176		AZ Chem US Inc., Term Loan B, 5.256%, 12/19/17	753,746	0.2
850,000		Chemtura Corporation, Term Loan, 5.500%, 08/27/16	862,750	0.2
2,425,000		DuPont Performance Coatings, Term Loan B, 4.750%, 02/01/20	2,459,998	0.7
325,000		Houghton International, Inc., 2nd Lien Term Loan, 9.500%, 12/20/20	331,094	0.1
249,375		Houghton International, Inc., US 1st Lien Term Loan, 5.250%, 12/20/19	253,479	0.1
2,972,481		Ineos US Finance LLC, Cash Dollar Term Loan, 6.500%, 04/27/18	3,023,572	0.9
550,909		KLEOPATRA LUX 2 S.À. R.L, New Term Loan B, 5.750%, 12/21/16	560,894	0.2
329,196	(1)	Monarch, First lien Term Loan B-1, 10/01/19	330,430	0.1
170,804	(1)	Monarch, First lien Term Loan B-2, 10/01/19	171,445	0.0
250,000	(1)	Monarch, Second lien Term Loan, 04/01/20	256,562	0.1
1,750,000	(1)	Tronox Pigments (Netherlands) BV, Term Loan, 03/20/20	1,775,937	0.5
3,743,082		Univar Inc., Term Loan B, 5.000%, 06/30/17	3,784,859	1.1
1,148,400		Vantage Specialties Inc., Term Loan B, 5.000%, 02/10/18	1,154,860	0.3
			16,731,901	4.8
Clothing/Textiles: 0.2%
223,572	(1)	Targus Group, Inc., New Senior Secured Term Loan, 11.002%, 05/16/16	224,689	0.1
44,027		Totes Isotoner Corporation, Delayed Draw 1st Ln Term Loan, 7.268%, 07/07/17	44,178	0.0
424,603		Totes Isotoner Corporation, First Ln Term Loan, 7.252%, 07/07/17	426,063	0.1
			694,930	0.2
Conglomerates: 1.7%
1,947,465		Affinion Group, Inc., First Lien Term Loan, 6.500%, 10/10/16	1,907,299	0.6
423,000		Jason Incorporated, Term Loan, 5.000%, 03/01/19	425,115	0.1
1,995,000		ServiceMaster Company, Term Loan, 4.250%, 02/28/17	2,016,197	0.6
723,188		Spectrum Brands, Inc., Term Loan, 4.500%, 10/31/19	733,206	0.2
492,500		Waterpik, Term Loan, 6.753%, 08/10/17	493,116	0.1
398,000		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	403,970	0.1
			5,978,903	1.7

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Containers & Glass Products: 3.0%
2,500,000		Berry Plastics Corporation, Incremental Term Loan, 3.500%, 02/01/20	$2,498,885	0.7
299,250		Bway Holding Corporation, Term Loan B, 4.500%, 08/06/17	303,178	0.1
2,161,169		Husky Injection Molding Systems, Ltd, New Term Loan B, 5.750%, 06/30/18	2,190,211	0.6
586,846		Pro Mach, Inc, Term Loan, 5.000%, 07/06/17	594,182	0.2
350,000	(1)	Pro Mach, Inc, Term Loan, 07/06/17	354,375	0.1
3,565,654		Reynolds Group Holdings Inc., USD Term Loan, 4.750%, 09/26/18	3,621,684	1.0
895,500		TricorBraun, Term Loan, 5.503%, 04/30/18	908,187	0.3
			10,470,702	3.0
Drugs: 0.4%
962,500		Jazz Pharmaceuticals Inc., Term Loan, 5.250%, 05/30/18	974,933	0.3
337,121		Prestige Brands, Term B-1, 3.750%, 01/31/19	342,515	0.1
			1,317,448	0.4
Ecological Services & Equipment: 1.0%
1,456,235		4L Holdings Inc., Term Loan, 6.751%, 05/06/18	1,456,235	0.4
1,770,563		ADS Waste Holdings, Inc., Term Loan B, 4.250%, 10/01/19	1,792,473	0.5
297,000		WCA Waste Corporation, Term Loan B, 5.500%, 02/28/18	299,785	0.1
			3,548,493	1.0
Electronics/Electrical: 6.4%
1,510,000		Attachmate Corporation, 1st Lien Term Loan, 7.272%, 11/15/17	1,527,931	0.4
2,470,103		Blackboard Inc., Term Loan B-2, 6.250%, 10/01/18	2,504,067	0.7
500,000		Blackboard Inc., 2nd Lien Term Loan B, 11.500%, 10/01/19	498,334	0.1
1,476,275		Epicor Software Corporation, Term Loan B, 5.000%, 05/16/18	1,496,574	0.4
500,000	(1)	Eze Castle Software, Inc., 1st Lien Term Loan, 03/18/20	506,875	0.2
2,785,000		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 5.000%, 03/01/20	2,806,759	0.8
685,000		Greeneden U.S. Holdings II, L.L.C., Term Loan, 4.000%, 02/08/20	690,138	0.2
467,578		Hyland Software, Inc., 1st Lien Term Loan, 5.500%, 10/24/19	471,669	0.1
538,994		Kronos Incorporated, First Lien Term Loan, 4.500%, 10/30/19	545,900	0.2
1,985,025		Lawson Software, Inc., Term Loan B, 5.250%, 04/05/18	2,021,831	0.6
425,000		Microsemi Corporation, Term Loan, 3.750%, 02/19/20	428,984	0.1
872,950		Open Link Financial, Inc., Term Loan, 7.750%, 10/28/17	876,951	0.3
2,687,749		RedPrairie Corporation, 1st Lien Term Loan, 6.750%, 12/14/18	2,744,863	0.8
500,000		RedPrairie Corporation, 2nd Lien Term Loan, 11.250%, 12/14/19	523,750	0.2
456,508		Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/19	462,214	0.1
1,988,251		Sabre Inc., Term B Facility, 5.253%, 02/15/19	2,016,823	0.6
731,144		Spansion LLC, Term Loan, 5.250%, 12/15/18	739,979	0.2
1,388,009		SS&C Technologies Inc., Term Loan B-1, 5.000%, 06/01/19	1,405,359	0.4
143,587		SS&C Technologies Inc., Term Loan B-2, 5.000%, 06/01/19	145,921	0.0
			22,414,922	6.4
Equipment Leasing: 0.3%
250,000		Brock Holdings, Inc., New 2nd Lien Term Loan, 10.000%, 03/16/18	253,438	0.1
747,922		Brock Holdings, Inc., New Term Loan B, 6.006%, 03/16/17	758,205	0.2
			1,011,643	0.3
Financial Intermediaries: 0.6%
300,000	(1)	Duff & Phelps, Term Loan, 03/15/20	303,562	0.1
700,000	(1)	MIP Delaware, LLC, Term Loan, 03/05/20	706,125	0.2
1,009,091		MIP Delaware, LLC, Term Loan, 5.500%, 07/12/18	1,011,614	0.3
			2,021,301	0.6
Food Products: 0.9%
1,496,250		Advance Pierre Foods, 1st Lien Term Loan B, 5.750%, 06/30/17	1,520,564	0.4
1,000,000		Advance Pierre Foods, 2nd Lien Term Loan, 9.500%, 09/30/17	1,037,500	0.3
710,701		NPC International, Term Loan B, 4.500%, 12/28/18	722,694	0.2
			3,280,758	0.9
Food Service: 1.3%
870,625		Burger King Corporation, Term Loan B, 3.750%, 09/24/19	883,590	0.2
499,249		Hearthside Food Solutions, LLC, Term Loan, 6.503%, 06/07/18	504,242	0.1

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Food Service: (continued)
990,000		Landry’s Restaurants, Term Loan B, 4.750%, 04/30/18	$999,075	0.3
1,657,500		OSI Restaurant Partners, Inc., Term Loan, 4.750%, 10/31/19	1,683,047	0.5
547,250		P.F. Chang’s China Bistro, Inc., Term Loan B, 5.250%, 06/30/19	554,775	0.2
			4,624,729	1.3
Food/Drug Retailers: 1.5%
900,000	(1)	Albertsons LLC, Real Estate Term Loan, 03/21/16	916,474	0.2
1,600,000		Rite Aid Corporation, Tranche 6 Term Loan, 4.000%, 02/28/20	1,618,833	0.5
1,684,095		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 02/14/19	1,683,043	0.5
1,100,000	(1)	Supervalu, Real Estate Term Loan, 03/31/19	1,120,723	0.3
			5,339,073	1.5
Health Care: 6.2%
423,938		ATI Physical Therapy, Term Loan B, 5.750%, 01/31/20	431,091	0.1
2,233,125		Bausch & Lomb, Inc., US Term Loan, 5.250%, 04/30/19	2,257,243	0.7
656,934		Bright Horizons Family Solutions Inc., Term Loan B, 4.003%, 01/31/20	662,956	0.2
450,000		BSN Medical, Term Loan B1A, 5.000%, 08/28/19	455,250	0.1
518,161		CHG Medical Staffing, Inc., 1st lien Term Loan, 5.000%, 11/20/19	525,610	0.2
250,000		CHG Medical Staffing, Inc., Second lien Term Loan, 9.000%, 11/20/20	256,953	0.1
676,681		ConvaTec, Dollar Term Loan, 5.000%, 12/22/16	688,735	0.2
1,449,084		DJO Finance LLC, Tranche B-3 Term Loan, 6.250%, 09/15/17	1,472,994	0.4
1,663,164		Emergency Medical Services Corporation, Term Loan B, 4.000%, 05/25/18	1,686,033	0.5
1,078,048		Iasis Healthcare LLC, Term B-2, 4.500%, 05/03/18	1,094,556	0.3
985,069		Immucor, Inc., Term B-2 loan, 5.000%, 08/17/18	994,150	0.3
797,178		inVentiv Health Inc., Original Term Loan B, 7.500%, 08/04/16	791,200	0.2
146,643		inVentiv Health Inc., Term B-3, 7.750%, 05/15/18	145,726	0.0
2,030,010		Kinetic Concepts, Inc., C-1, 5.500%, 05/04/18	2,069,342	0.6
1,741,261		Par Pharmaceutical Companies, Term Loan B, 4.250%, 09/28/19	1,762,839	0.5
1,017,151		Pharmaceutical Product Development, Inc., Term Loan B-1, 4.250%, 11/01/17	1,031,455	0.3
861,300		Press Ganey, 1st Lien, 5.250%, 04/30/18	868,477	0.3
250,000		Press Ganey, 2nd Lien, 8.250%, 08/31/18	255,625	0.1
744,375		Select Medical Corporation, Incremental Term Loan, 5.500%, 06/01/18	749,027	0.2
442,125		Surgical Care Affiliates LLC, Incremental Term Loan, 5.500%, 06/29/18	444,336	0.1
725,000	(1)	United Surgical Partners International, Inc., Incremental Term Loan, 04/01/19	727,416	0.2
990,025		United Surgical Partners International, Inc., New Tranche B, 7.000%, 04/01/19	1,000,544	0.3
997,500		VWR International Inc., New Extended Term Loan B, 4.204%, 04/03/17	1,009,969	0.3
			21,381,527	6.2
Home Furnishings: 1.8%
3,000,000		AOT Bedding Super Holdings, LLC, Term Loan B, 5.003%, 10/01/19	3,045,624	0.9
495,500		Hillman Group (The), Inc., First Lien Term Loan, 4.250%, 05/31/17	500,455	0.1
843,627		Monitronics International, Inc., Term Loan B, 5.500%, 03/28/18	849,823	0.3
694,750		Protection One, Inc., Term Loan B, 5.750%, 03/31/19	701,119	0.2
997,500		Tempur-Pedic International, Inc., Term Loan B, 5.000%, 12/31/19	1,012,730	0.3
			6,109,751	1.8
Industrial Equipment: 3.5%
547,215		Alliance Laundry Systems LLC, First Lien Term Loan, 4.500%, 12/10/18	554,056	0.2
673,313		Ameriforge Group Inc., 1st Lien Term Loan, 6.000%, 01/30/20	682,991	0.2
295,000		Ameriforge Group Inc., 2nd Lien Term Loan, 9.750%, 01/30/21	303,850	0.1
1,375,000		Apex Tool Group, Term Loan B, 4.500%, 02/01/20	1,396,484	0.4
457,483		Edwards (Cayman Islands II) Limited (aka BOC Edwards), New Term Loan, 5.500%, 05/31/16	458,341	0.1
2,301,522		Generac Power Systems, Inc., Term Loan B, 6.250%, 05/30/18	2,361,937	0.7
1,695,750		Hamilton Sundstrand Industrial, Term Loan, 4.000%, 12/14/19	1,709,225	0.5
2,630,000		Schaeffler AG, Term Loan B2, 6.000%, 01/31/17	2,667,259	0.8
1,861,745		Terex Corporation, Term Loan, 4.500%, 04/28/17	1,890,136	0.5
			12,024,279	3.5
Insurance: 1.7%
2,000,000		Alliant Holdings, I, LLC, Term Loan B, 5.000%, 12/20/19	2,024,376	0.6
1,941,384		AmWINS Group, Inc., Term Loan, 5.000%, 09/30/19	1,966,461	0.6
430,650		Applied Systems Inc., First Lien Incremental, 5.500%, 12/08/16	433,342	0.1

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Insurance: (continued)
249,611		Sedgwick Holdings, Inc., Term Loan B-2, 4.000%, 12/30/13	$253,355	0.1
1,197,000		USI, Inc., Term Loan B, 5.250%, 12/31/19	1,209,469	0.3
			5,887,003	1.7
Leisure Good/Activities/Movies: 3.2%
1,464,950		24 Hour Fitness Worldwide, Inc, Term Loan B, 7.500%, 04/22/16	1,481,126	0.4
990,025		Delta2 Sarl Luxembourg (Formula One World Championship), Term Loan B, 6.000%, 04/30/19	1,004,169	0.3
825,000		Equinox Holdings, Inc., First Lien Term Loan, 5.500%, 12/31/19	839,953	0.2
250,000		Equinox Holdings, Inc., Second Lien Term Loan, 9.750%, 06/30/20	256,250	0.1
764,581		FGI Operating, Add-On Term Loan, 5.500%, 04/30/19	769,360	0.2
2,892,750		Getty Images, Inc, Term Loan B, 4.750%, 10/31/19	2,940,015	0.8
82,857		NEP/NCP Holdco, Inc, 2nd Lien, 9.500%, 07/23/20	85,964	0.0
249,375		NEP/NCP Holdco, Inc, Term Loan B, 4.750%, 01/22/20	252,180	0.1
185,000		SRAM, LLC, Second Lien Term Loan, 8.500%, 12/07/18	188,700	0.1
345,625		Warner Music Group, 1st Lien Term Loan, 5.250%, 11/01/18	352,105	0.1
906,750		Wilton Brands, Inc., Term Loan, 7.500%, 08/31/18	922,618	0.3
1,995,000		Zuffa, LLC, Term Loan, 5.750%, 02/15/20	2,024,925	0.6
			11,117,365	3.2
Lodging & Casinos: 3.9%
1,893,750		Boyd Gaming Corporation, Incremental Term Loan, 6.000%, 12/17/15	1,916,070	0.5
633,333	(1)	Caesars Entertainment Operating Company, Inc., Term Loan B5, 01/28/18	581,241	0.2
2,308,577	(1)	Caesars Entertainment Operating Company, Inc., Term Loan B6, 5.460%, 01/28/18	2,144,668	0.6
700,000		Caesars Octavius, LLC, Term Loan, 9.250%, 02/24/17	715,750	0.2
1,874,580		Cannery Casino Resorts, LLC, 1st Lien Term Loan, 6.000%, 10/01/18	1,911,487	0.5
675,000		Centaur Acquisition, LLC, 1st Lien Term Loan, 5.250%, 02/21/19	678,797	0.2
250,000		Centaur Acquisition, LLC, 2nd Lien Term Loan, 8.750%, 02/21/20	254,844	0.1
997,500		MGM Resorts International, Term Loan B, 4.250%, 12/20/19	1,015,491	0.3
1,246,875		Peppermill Casinos, Inc., Term Loan B, 7.250%, 10/31/19	1,277,267	0.4
3,000,000	(1)	Station Casinos LLC, Term Loan, 02/28/20	3,037,500	0.9
			13,533,115	3.9
Nonferrous Metals/Minerals: 0.6%
910,000	(1)	Constellium Holdco BV, Term Loan B, 03/18/20	935,025	0.2
1,028,828		Fairmount Minerals, Ltd., Term Loan B, 5.250%, 03/15/17	1,036,758	0.3
249,370		Noranda Aluminum Acquisition Corp., Term Loan, 5.750%, 02/28/19	253,579	0.1
			2,225,362	0.6
Oil & Gas: 1.5%
469,888		Crestwood Holdings LLC, Term Loan B, 9.750%, 03/30/18	479,285	0.1
2,221,533		FTS International, Inc. (fka FracTech), Term Loan (HoldCo), 8.500%, 05/06/16	2,116,937	0.6
1,255,000		Plains Exploration & Production Company, Term Loan B, 4.000%, 11/30/19	1,259,706	0.4
350,000		Samson Investment Company, 2nd Lien Term Loan, 6.000%, 09/28/18	355,075	0.1
900,000		Tervita Corporation (fka CCS Inc.), Term Loan, 7.250%, 05/15/18	911,953	0.3
			5,122,956	1.5
Publishing: 1.1%
1,361,318		Cengage Learning, Inc., Extended Term Loan B, 5.710%, 07/31/17	1,010,779	0.3
1,051,496		Cenveo Corporation, Term Loan B, 7.000%, 12/21/16	1,057,411	0.3
1,000,000	(1)	McGraw Hill Global Education, Term Loan B, 03/29/19	970,000	0.3
400,000		Merrill Communications, LLC, Term Loan B, 7.250%, 03/30/18	402,000	0.1
768,977		R.H. Donnelley Corporation, Term Loan, 9.000%, 10/24/14	546,695	0.1
			3,986,885	1.1
Radio & Television: 5.1%
731,022		Barrington Broadcasting Group, Term Loan B, 7.588%, 06/30/17	737,418	0.2
2,476,399		Clear Channel Communications, Inc., Term Loan B, 3.862%, 01/28/16	2,200,900	0.6
1,973,479		Cumulus Media Holdings Inc., First Lien Term Loan B, 4.500%, 12/09/18	2,001,355	0.6
1,000,000		Cumulus Media Holdings Inc., Second Lien Term Loan B, 7.500%, 02/11/19	1,040,000	0.3
429,026		Entercom Communications Corporation, B-1, 5.000%, 11/22/18	438,143	0.1
622,499		FoxCo Acquisition, LLC, Term Loan B, 5.500%, 07/31/17	634,690	0.2
867,568		Gray Television, Inc., Term Loan B, 4.750%, 10/31/19	881,665	0.3

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Radio & Television: (continued)
250,000		Hubbard Radio LLC, Tranche 1 Term Loan, 4.500%, 04/28/17	$254,687	0.1
208,000		Nexstar Broadcasting, Inc., Mission Term B Facility, 4.500%, 11/30/19	211,900	0.1
492,000		Nexstar Broadcasting, Inc., Nexstar Term B Facility, 4.500%, 11/30/19	501,225	0.1
1,875,000	(1)	Nine Entertainment, Term Loan, 02/06/20	1,882,911	0.5
343,875		Raycom TV Broadcasting, LLC, Term Loan B, 4.250%, 05/31/17	349,033	0.1
750,000	(1)	Salem Communications Corporation, Term Loan B, 03/31/20	761,250	0.2
5,000,000		Univision Communications, Inc., Term Loan C2, 4.750%, 02/13/20	5,035,625	1.5
813,127		Univision Communications, Inc., Extended Term Loan, 4.462%, 03/31/17	818,920	0.2
			17,749,722	5.1
Retailers (Except Food & Drug): 8.6%
1,580,060		Academy Ltd., Term Loan (2012 refi), 4.750%, 08/03/18	1,602,522	0.5
1,995,000		Bass Pro Group, LLC, Term Loan B, 4.042%, 11/20/19	2,018,276	0.6
4,089,750		BJs Wholesale Club, First Lien Term Loan, 4.250%, 09/27/18	4,133,204	1.2
1,363,364		BJs Wholesale Club, Second Lien Term Loan, 9.750%, 03/27/19	1,418,751	0.4
499,865		Guitar Center, Inc., Extended Term Loan maturing 04/17, 5.560%, 04/10/17	496,741	0.1
1,492,500		Harbor Freight Tools USA, Inc., Senior Secured Term Loan, 5.500%, 05/15/19	1,513,022	0.4
489,700		Leslies Poolmart, Inc., Term Loan, 5.230%, 10/15/19	497,658	0.1
537,088		Lord & Taylor, Term Loan Facility, 5.750%, 01/09/18	543,578	0.2
1,550,000		Michaels Stores, Inc., Term Loan B, 3.750%, 01/30/20	1,568,722	0.4
571,429		Northern Tool & Equipment Company, Inc., Term Loan, 7.018%, 12/10/19	580,000	0.2
965,696		Ollie’s Holdings, Inc., Term Loan, 6.250%, 09/25/19	975,353	0.3
1,750,000		OneStopPlus, Term Loan B, 5.500%, 02/01/20	1,766,406	0.5
3,990,000		Party City Holdings Inc., Term Loan B, 4.250%, 07/27/19	4,024,913	1.2
917,056		Pep Boys, Term Loan B, 5.000%, 10/01/18	933,082	0.3
1,143,006		Savers, Term Loan B, 5.000%, 07/09/19	1,161,580	0.3
727,650		Sleepy’s Holdings, LLC, Term Loan, 7.250%, 03/19/19	734,017	0.2
798,000		Sportsman’s Warehouse, Inc., Term Loan, 8.500%, 11/15/18	805,980	0.2
1,326,933		The Gymboree Corporation, Term Loan B, 5.000%, 02/23/18	1,291,769	0.4
1,711,174		Toys “R” Us, Inc., Term Loan B-1, 6.000%, 09/01/16	1,679,518	0.5
343,875		Toys “R” Us, Inc., Term Loan B-2, 5.250%, 05/25/18	329,260	0.1
496,250		Toys “R” Us, Inc., Term Loan B-3, 5.250%, 05/25/18	474,952	0.1
1,241,056		Yankee Candle Company, Inc., Term Loan B, 5.250%, 04/02/19	1,255,406	0.4
			29,804,710	8.6
Steel: 0.5%
1,890,500		FMG Resources (August 2006) Pty Ltd, Term Loan, 5.250%, 10/16/17	1,915,144	0.5

Surface Transport: 0.5%
500,000		Baker Tanks, Inc., Term Loan, 4.250%, 02/15/20	503,334	0.1
1,237,500		Wabash National Corporation, Term Loan, 6.000%, 05/15/19	1,256,062	0.4
			1,759,396	0.5
Telecommunications: 5.8%
1,000,000		Alcatel-Lucent, Asset Sale Loan, 6.250%, 07/23/16	1,015,938	0.3
1,346,625		Alcatel-Lucent, US Term Loan, 7.250%, 01/23/19	1,370,051	0.4
4,079,850		Asurion, LLC, Incremental Tranche B-1 Term Loan, 4.500%, 05/24/19	4,117,674	1.2
2,026,006		Consolidated Communications, Inc., Term Loan B-3, 5.250%, 12/31/18	2,054,708	0.6
575,000	(1)	Cricket Communications, Inc., Term Loan C, 04/16/20	579,402	0.1
2,159,622		Global Tel*Link Corporation, First Lien Term Loan, 6.000%, 12/15/17	2,173,119	0.6
2,000,000		Level 3 Financing, Inc, Tranche B-II 2019 Term Loan, 4.750%, 08/01/19	2,025,208	0.6
250,000		Level 3 Financing, Inc, 2019 Term Loan, 5.250%, 08/01/19	253,469	0.1
623,438		SBA Senior Finance II LLC, Incremental Term Loan, 3.750%, 09/25/19	632,789	0.2
1,488,750		Syniverse Holdings, Inc., Term Loan B, 5.000%, 04/20/19	1,500,382	0.4
1,302,349		U.S. Telepacific Corp, First Lien Term Loan, 5.750%, 02/23/17	1,302,756	0.4
798,000		Windstream Corporation, Term Loan B-4, 3.500%, 01/23/20	806,978	0.2
2,407,870		Zayo Group, LLC, Term Loan B, 5.250%, 07/02/19	2,430,658	0.7
			20,263,132	5.8
Utilities: 1.6%
995,000		Calpine Corp, New Term Loan, 4.500%, 10/10/19	1,009,552	0.3
1,228,380		Dynegy Midwest Generation, LLC (CoalCo)., Term Loan, 9.250%, 08/04/16	1,284,681	0.4
834,719		Dynegy Power (GasCo), Term Loan, 9.250%, 08/04/16	871,760	0.2

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING FLOATING RATE FUND

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Utilities: (continued)
749,052		EquiPower Resources Holdings, LLC, Term Loan, 5.500%, 12/21/18	$762,628	0.2
1,787,818		Texas Competitive Electric Holdings Company LLC, Extended Term Loans, 4.746%, 10/10/17	1,273,812	0.4
481,940		Texas Competitive Electric Holdings Company LLC, Term Loans, 3.746%, 10/10/14	355,581	0.1
			5,558,014	1.6

		Total Loans
		(Cost $312,121,859)	316,675,598	91.1

Shares			Value	Percentage of Net Assets
Short-Term Investments: 13.7%
Short-Term Investments: 13.7%
47,500,000		State Street Institutional Liquid Reserves Fund — Institutional Class
		(Cost $47,500,000)	$47,500,000	13.7

		Total Short-Term Investments
		(Cost $47,500,000)	47,500,000	13.7

		Total Investments
		(Cost $359,621,859)	$364,175,598	104.8
		Liabilities in Excess of Other Assets	(16,700,035)	(4.8)
		Net Assets	$347,475,563	100.0
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	(1)	Trade pending settlement. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $359,629,540.

		Net unrealized appreciation consists of:

		Gross Unrealized Appreciation	$5,762,347
		Gross Unrealized Depreciation	(1,216,289)
		Net Unrealized Appreciation	$4,546,058

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Loans	$—	$316,675,598	$—	$316,675,598
Short-Term Investments	47,500,000	—	—	47,500,000
Total Investments, at fair value	$47,500,000	$316,675,598	$—	$364,175,598
Other Financial Instruments+
Unfunded commitments	—	130	—	130
Total Assets	$47,500,000	$316,675,728	$—	$364,175,728

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

See Accompanying Notes to Financial Statements

27

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2013 were as follows:

Fund Name	Type	Per Share Amount
ING Floating Rate Fund
Class A	NII	$0.5262
Class C	NII	$0.4507
Class I	NII	$0.5514
Class R	NII	$0.5010
Class W	NII	$0.5514
All Classes	STCG	$0.0109
All Classes	LTCG	$0.0110

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 96.33% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust, as of March 31, 2013, are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) —During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	142	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	142	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	142	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	142	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	142	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	142	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001–Present).	142	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	142	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) —During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	142	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	176	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2013.

(3)	Messrs. Crispin and Mathews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	October 2000–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	October 2000–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Floating Rate Fund (the “Fund”), a series of ING Funds Trust (the “Trust”), will remain in effect only if the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Fund and the sub-advisory contract (“Sub-Advisory Contract”) between the Adviser and ING Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction (“ING Funds”), the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”),

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned jointly to both IRCs, which provide oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged the Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds (“15(c) Methodology Guide”). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies (“Selected Peer Group”) to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and Sub-Adviser, has announced its intention to divest

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Fund, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Fund, Adviser and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Fund as the Adviser and Sub-Adviser currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser do not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration. The Separation Plan is discussed in more detail below under “Approval of Investment Advisory and Sub-Advisory Contracts in Connection with Separation Plan.”

Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for the funds in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection (“MR&S) group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis, which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to the Fund’s Morningstar category median,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Lipper category median, and/or primary benchmark. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing the advisory and sub-advisory relationships for the Fund, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year period, but underperformed for the year-to-date period; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and one-year period, but underperformed for the year-to-date period; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that although the Fund does not have advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fee rates payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. In this regard, the Board also noted that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser and Sub-Adviser, which in turn would result in the automatic termination of the current advisory agreement and current sub-advisory agreement (collectively, “the Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve a proposed new advisory agreement and a proposed new sub-advisory agreement for the Fund (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Fund to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Sub-Adviser and their affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Fund. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Fund, including investment advisory, administrative and support services, and that it would be in the Fund’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Fund by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Fund’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Fund. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Fund in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Fund and its Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage any of the Fund.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Fund and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Fund of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Fund.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

43

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFR     (0313-052413)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Early, Peter S. Drotch and Colleen Baldwin are an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Early, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $120,420 for year ended March 31, 2013 and $96,300 for year ended March 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $9,600 for the year ended March 31, 2013 and $9,600 for year ended March 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $25,894 in the year ended March 31, 2013 and $36,957 in the year ended March 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $2,500 for the year ended March 31, 2013 and $0 for the year ended March 31, 2012.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: November 29, 2012

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

__________

1	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

__________

2	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2013 through December 31, 2013

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2013 to December 31, 2013

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $496,971 for year ended March 31, 2013 and $1,214,165 for fiscal year ended March 31, 2012.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Summary schedule or complete schedule of investments, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Funds Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING Short Term Bond Fund, and ING Strategic Income Fund, each a series of ING Funds Trust, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated May 24, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

May 24, 2013

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING GNMA INCOME FUND

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
970,116		Vendee Mortgage Trust, 3.750%, 10/15/41	$1,052,898	0.1

		Total Collateralized Mortgage Obligations (Cost $1,035,519)	1,052,898	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 107.8%
		Federal Home Loan Mortgage Corporation: 3.3%##
18,311,789	ˆ	0.500%, due 07/15/36	405,793	0.0
5,528,904	ˆ	4.500%, due 12/15/40	1,044,435	0.1
1,423,581		5.000%, due 08/15/36	1,556,017	0.2
172,524		5.450%, due 03/01/37	186,749	0.0
145,059		5.450%, due 07/01/37	156,172	0.0
164,791		5.450%, due 12/01/37	178,379	0.0
126,754		5.450%, due 12/01/37	137,206	0.0
147,079		5.450%, due 05/01/38	159,206	0.0
1,987,584	ˆ	5.500%, due 09/15/35	372,150	0.0
595,275		5.625%, due 12/01/36	653,731	0.1
105,790		5.625%, due 01/01/37	115,165	0.0
635,383		5.625%, due 01/01/37	701,070	0.1
64,022		5.625%, due 01/01/37	69,427	0.0
41,107		5.625%, due 02/01/37	45,518	0.0
560,249		5.625%, due 03/01/37	617,731	0.1
83,088		5.625%, due 03/01/37	91,915	0.0
189,512		5.625%, due 03/01/37	205,510	0.0
92,500		5.625%, due 04/01/37	100,257	0.0
178,312		5.625%, due 06/01/37	193,592	0.0
227,817		5.625%, due 07/01/37	248,007	0.0
342,594		5.625%, due 07/01/37	375,808	0.0
31,829		5.625%, due 12/01/37	35,230	0.0
494,545		5.625%, due 02/01/38	542,067	0.1
130,770		5.650%, due 02/01/37	142,055	0.0
174,484		5.650%, due 02/01/37	189,950	0.0
382,297		5.700%, due 06/01/37	413,411	0.1
160,053		5.700%, due 09/01/37	173,080	0.0
163,427		5.700%, due 12/01/37	177,698	0.0
156,738		5.700%, due 01/01/38	170,425	0.0
162,697		5.790%, due 12/01/37	177,207	0.0
3,818,554	ˆ	5.897%, due 06/15/40	390,948	0.0
856,627		6.000%, due 03/15/34	953,624	0.1
10,482,586		6.000%, due 04/15/36	12,145,181	1.1
4,139,518		6.000%, due 05/15/36	4,656,413	0.4
151,936		6.050%, due 04/01/38	166,394	0.0
564,047		6.090%, due 12/01/37	625,600	0.1
3,717		7.000%, due 11/01/14	3,844	0.0
31,284		7.500%, due 12/01/14	32,461	0.0
33,706		7.500%, due 01/01/30	41,065	0.0
890,095	ˆ	7.750%, due 10/25/23	191,923	0.0
11,617		8.000%, due 01/01/30	11,814	0.0
23,000		9.500%, due 07/01/20	24,247	0.0
991,423		19.250%, due 03/15/35	1,530,546	0.1
735,053		21.229%, due 04/15/35	1,190,568	0.1
4,712,157		27.787%, due 04/15/32	6,420,111	0.6
			38,019,700	3.3

		Federal National Mortgage Association 10.8%##
5,045,119		3.500%, due 06/25/41	5,256,714	0.5
3,457,000		3.500%, due 09/25/42	3,653,529	0.3
11,500,000	W	4.000%, due 12/15/39	12,512,090	1.1
9,137,989	ˆ	4.000%, due 05/25/42	1,766,110	0.2
21,500,000		4.000%, due 03/15/43	23,472,793	2.0
14,053,651		4.500%, due 09/01/41	15,174,577	1.3
25,071,936		4.500%, due 09/01/41	27,071,686	2.4
15,002,104		4.593%, due 11/25/33	16,288,286	1.4
1,700,883		5.000%, due 10/25/35	1,992,405	0.2
343,242		5.300%, due 09/01/36	377,469	0.0
134,776		5.300%, due 10/01/36	147,950	0.0
112,236		5.300%, due 10/01/36	122,926	0.0
475,394		5.300%, due 12/01/36	520,715	0.1
429,929		5.300%, due 12/01/36	474,839	0.0
237,317		5.300%, due 02/01/37	258,423	0.0
439,427		5.300%, due 04/01/37	481,635	0.1
344,764		5.300%, due 05/01/37	377,995	0.0
129,932		5.300%, due 06/01/37	141,488	0.0
717,584		5.300%, due 08/01/37	786,285	0.1
75,007		5.300%, due 10/01/37	81,945	0.0
353,907		5.500%, due 05/25/34	418,492	0.0
2,682,362		6.000%, due 10/25/37	3,181,228	0.3
615,355		6.000%, due 01/25/44	726,281	0.1
2,928		6.500%, due 06/01/14	2,994	0.0
218,349		6.500%, due 02/01/29	251,025	0.0
267,521		6.600%, due 07/01/27	302,585	0.0
115,865		6.600%, due 09/01/27	131,524	0.0
49,832		6.600%, due 11/01/27	56,566	0.0
40,520		6.600%, due 03/01/28	45,996	0.0
100,162		6.600%, due 06/01/28	114,072	0.0
4,979		7.000%, due 03/01/15	5,039	0.0
54,886		7.500%, due 05/01/28	58,886	0.0
1,817,962		8.000%, due 12/25/45	2,241,933	0.2
8,859		8.500%, due 08/01/15	8,904	0.0
12,968		8.500%, due 09/01/15	13,768	0.0
4,715,985		16.365%, due 05/25/35	6,140,446	0.5
			124,659,599	10.8

		Government National Mortgage Association 93.7%
4,575,620	ˆ	0.209%, due 02/16/48	98,779	0.0
50,076,283	ˆ	0.250%, due 06/20/36	334,920	0.0
13,214,908		0.352%, due 09/20/59	13,175,918	1.2
16,636,939		0.593%, due 07/20/41	16,737,385	1.5
13,383,683		0.603%, due 07/20/41	13,472,109	1.2
11,013,529		0.723%, due 04/20/40	11,142,635	1.0
51,383,575	ˆ	0.802%, due 01/16/50	1,829,173	0.2
4,768,525		0.853%, due 04/20/40	4,848,691	0.4
17,786,682		0.853%, due 06/20/40	17,806,630	1.6
13,914,161		0.903%, due 01/16/40	14,145,707	1.2
86,353,363	ˆ	0.917%, due 01/16/51	3,690,915	0.3
1,778,501	ˆ	1.000%, due 06/16/37	51,650	0.0
3,564,213		1.123%, due 06/20/39	3,637,926	0.3
4,197,823		1.153%, due 09/20/38	4,297,569	0.4
12,935,041		1.243%, due 03/20/39	13,205,952	1.2
18,290,494	ˆ	2.427%, due 10/16/52	1,671,848	0.2
7,260,815		3.000%, due 03/20/43	7,240,394	0.6
122,000,000		3.000%, due 05/01/43	127,127,806	11.1

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA INCOME FUND

Principal Amount†			Value	Percentage of Net Assets
64,844,086		3.500%, due 02/20/43	$69,437,887	6.0
113,900,000	W	3.500%, due 05/15/43	122,175,547	10.6
363,289		4.000%, due 05/20/33	399,916	0.0
498,925		4.000%, due 08/15/33	552,813	0.1
506,208		4.000%, due 01/15/34	554,317	0.1
218,657		4.000%, due 03/15/34	238,731	0.0
479,341		4.000%, due 08/20/35	524,373	0.1
6,067,090	ˆ	4.000%, due 04/20/38	745,983	0.1
3,038,615	ˆ	4.000%, due 08/20/39	912,741	0.1
1,592,845		4.000%, due 05/15/40	1,746,965	0.2
2,157,333		4.000%, due 09/20/40	2,282,475	0.2
2,237,320		4.000%, due 12/16/40	2,476,856	0.2
1,641,016		4.000%, due 12/20/40	1,807,124	0.2
5,146,430	ˆ	4.000%, due 04/20/41	1,016,749	0.1
13,998,558		4.000%, due 07/20/41	15,408,068	1.3
2,522,879		4.000%, due 10/20/41	2,635,889	0.2
15,900,000		4.000%, due 10/20/41	17,204,918	1.5
2,639,908	ˆ	4.000%, due 03/20/42	482,933	0.1
4,103,237		4.000%, due 04/20/42	4,389,426	0.4
1,607,227		4.000%, due 09/15/42	1,777,304	0.2
32,938,109		4.000%, due 09/20/42	35,659,878	3.1
4,772,953		4.000%, due 10/20/42	5,167,356	0.5
10,657,071		4.000%, due 11/20/42	11,537,695	1.0
9,952,415		4.000%, due 02/20/43	10,774,810	0.9
13,600,619	ˆ	4.500%, due 08/20/33	502,535	0.1
763,235		4.500%, due 10/20/33	829,334	0.1
350,633		4.500%, due 01/20/34	381,083	0.0
506,300		4.500%, due 01/20/34	550,269	0.1
588,014		4.500%, due 03/20/34	646,576	0.1
165,752		4.500%, due 05/20/34	180,147	0.0
343,501		4.500%, due 06/20/34	373,332	0.0
2,218,583	ˆ	4.500%, due 02/20/35	111,747	0.0
786,110		4.500%, due 10/20/35	859,046	0.1
1,829,251	ˆ	4.500%, due 02/20/36	114,065	0.0
42,700		4.500%, due 07/20/36	46,979	0.0
138,592		4.500%, due 08/20/36	152,482	0.0
626,662	ˆ	4.500%, due 12/20/37	75,928	0.0
3,786,644	ˆ	4.500%, due 02/20/38	158,022	0.0
393,449		4.500%, due 07/20/38	419,035	0.0
683,684		4.500%, due 07/20/38	746,023	0.1
2,002,047		4.500%, due 07/20/38	2,184,596	0.2
3,619,644	ˆ	4.500%, due 04/20/39	651,054	0.1
4,761,000		4.500%, due 05/20/39	5,464,402	0.5
300,272		4.500%, due 06/20/39	319,799	0.0
3,391,057		4.500%, due 10/15/39	3,765,239	0.3
3,153,012		4.500%, due 11/15/39	3,500,927	0.3
2,798,089		4.500%, due 11/15/39	3,106,841	0.3
779,709		4.500%, due 12/15/39	865,745	0.1
2,587,534		4.500%, due 01/15/40	2,839,899	0.3
9,752,309		4.500%, due 02/15/40	10,703,463	0.9
1,042,971		4.500%, due 06/15/40	1,144,693	0.1
3,674,610		4.500%, due 08/20/40	3,979,423	0.4
4,877,941	ˆ	4.500%, due 06/16/41	939,861	0.1
6,378,004		4.500%, due 09/20/41	7,057,126	0.6
1,025,688		4.500%, due 11/15/41	1,121,878	0.1
21,680,074	ˆ	4.500%, due 12/16/42	4,430,150	0.4
8,306,673		4.500%, due 01/20/43	9,191,073	0.8
2,044,499		4.546%, due 07/20/62	2,340,615	0.2
1,335,560		4.639%, due 08/20/42	1,535,712	0.1
11,874,014		4.660%, due 09/20/61	13,836,385	1.2
1,999,961		4.850%, due 05/20/40	2,200,395	0.2
4,471,859		4.861%, due 06/20/61	5,054,734	0.4
196,478		5.000%, due 05/15/18	211,021	0.0
569,767		5.000%, due 02/15/23	621,052	0.1
612,885		5.000%, due 02/15/24	669,927	0.1
339,714		5.000%, due 02/15/24	372,075	0.0
515,053		5.000%, due 02/15/24	562,990	0.1
306,010		5.000%, due 02/15/24	335,160	0.0
677,209		5.000%, due 03/15/24	740,238	0.1
322,705		5.000%, due 03/15/24	351,429	0.0
1,207,410		5.000%, due 03/15/24	1,319,786	0.1
268,839		5.000%, due 03/15/24	291,821	0.0
541,087		5.000%, due 03/15/24	593,475	0.1
181,475		5.000%, due 03/20/24	197,640	0.0
797,529		5.000%, due 04/15/24	871,432	0.1
537,632		5.000%, due 04/15/29	595,613	0.1
370,527		5.000%, due 04/15/30	412,686	0.0
5,176,527		5.000%, due 04/20/30	5,573,017	0.5
599,224		5.000%, due 10/15/30	665,626	0.1
439,774		5.000%, due 07/15/33	488,506	0.1
554,655		5.000%, due 10/20/33	604,432	0.1
522,281		5.000%, due 12/20/33	569,153	0.1
206,368		5.000%, due 12/20/33	224,888	0.0
263,417		5.000%, due 12/20/33	287,057	0.0
143,968		5.000%, due 02/20/34	156,057	0.0
300,067		5.000%, due 03/15/34	328,864	0.0
976,701		5.000%, due 04/15/34	1,074,707	0.1
284,303		5.000%, due 04/15/34	316,651	0.0
290,531		5.000%, due 04/20/34	314,927	0.0
162,365		5.000%, due 06/20/34	175,998	0.0
215,007		5.000%, due 07/20/34	233,061	0.0
5,022,267		5.000%, due 10/20/34	5,942,901	0.5
145,746		5.000%, due 12/20/34	157,984	0.0
534,725		5.000%, due 12/20/34	579,626	0.1
206,878		5.000%, due 01/15/35	226,085	0.0
661,785		5.000%, due 03/15/35	724,758	0.1
159,022		5.000%, due 03/15/35	173,786	0.0
2,830,621		5.000%, due 03/20/35	3,314,889	0.3
231,775		5.000%, due 04/15/35	253,294	0.0
992,394		5.000%, due 04/15/35	1,084,516	0.1
416,425		5.000%, due 04/15/35	462,570	0.0
189,685		5.000%, due 04/15/35	206,722	0.0
76,644		5.000%, due 05/15/35	86,060	0.0
12,749,591	ˆ	5.000%, due 05/20/35	591,522	0.1
428,150		5.000%, due 05/20/35	470,845	0.0
97,155		5.000%, due 06/15/35	105,885	0.0
306,753		5.000%, due 09/15/35	337,534	0.0
911,371	ˆ	5.000%, due 09/16/35	62,809	0.0
1,303,043		5.000%, due 10/20/35	1,533,192	0.1
2,208,333		5.000%, due 11/20/35	2,425,785	0.2
325,579		5.000%, due 12/15/35	354,748	0.0
1,316,901		5.000%, due 04/20/36	1,444,928	0.1
243,756		5.000%, due 05/20/37	263,584	0.0
288,682		5.000%, due 09/20/37	305,229	0.0
286,898		5.000%, due 12/20/37	310,235	0.0
727,010		5.000%, due 12/20/37	786,148	0.1
5,835,951	ˆ	5.000%, due 01/20/38	940,133	0.1
262,654		5.000%, due 01/20/38	283,494	0.0
796,510		5.000%, due 01/20/38	859,708	0.1
175,309		5.000%, due 02/15/38	190,709	0.0
193,076		5.000%, due 05/20/38	204,516	0.0
498,597		5.000%, due 06/20/38	527,204	0.1
1,009,967		5.000%, due 06/20/38	1,069,807	0.1
600,004		5.000%, due 06/20/38	634,429	0.1
307,794		5.000%, due 08/20/38	326,031	0.0
819,131		5.000%, due 10/20/38	867,664	0.1
641,185		5.000%, due 11/20/38	679,175	0.1
876,617		5.000%, due 12/20/38	928,556	0.1
2,491,441		5.000%, due 01/20/39	2,639,058	0.2
712,588		5.000%, due 02/15/39	789,436	0.1
765,756		5.000%, due 03/15/39	859,824	0.1
1,029,000		5.000%, due 05/20/39	1,186,469	0.1
2,952,848	ˆ	5.000%, due 07/16/39	517,553	0.1
270,510		5.000%, due 07/20/39	286,537	0.0
1,689,367		5.000%, due 10/20/39	1,851,494	0.2
2,020,785		5.000%, due 11/15/39	2,250,713	0.2
708,289		5.000%, due 11/15/39	787,041	0.1
4,052,221		5.000%, due 11/15/39	4,513,288	0.4
2,471,713		5.000%, due 12/20/39	2,708,920	0.2
3,881,193		5.000%, due 12/20/39	4,369,496	0.4

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA INCOME FUND

Principal Amount†			Value	Percentage of Net Assets
11,534,330	ˆ	5.000%, due 03/20/40	$2,098,494	0.2
1,167,331		5.000%, due 04/15/40	1,276,440	0.1
1,656,431		5.000%, due 05/15/40	1,835,066	0.2
37,217,537		5.000%, due 05/20/40	43,714,993	3.8
2,964,160		5.000%, due 09/15/40	3,251,406	0.3
1,637,566		5.000%, due 09/15/40	1,796,256	0.2
1,582,264	ˆ	5.000%, due 05/20/41	333,855	0.0
4,863,719		5.000%, due 07/20/41	5,375,960	0.5
382,166		5.100%, due 04/20/32	421,840	0.0
8,100,000		5.250%, due 01/20/38	9,441,834	0.8
6,274,756		5.360%, due 02/20/38	7,101,903	0.6
13,334		5.450%, due 12/15/28	14,543	0.0
1,772,140		5.454%, due 04/16/39	1,975,127	0.2
13,914,443		5.473%, due 01/20/60	15,825,049	1.4
18,569,154	ˆ	5.477%, due 04/20/40	2,983,963	0.3
363,851		5.490%, due 02/15/37	395,813	0.0
288,362		5.490%, due 03/15/37	313,693	0.0
258,264		5.500%, due 08/20/24	284,002	0.0
6,797		5.500%, due 04/20/29	7,460	0.0
176,403		5.500%, due 12/20/32	194,489	0.0
1,115,998		5.500%, due 01/16/33	1,322,545	0.1
2,152,147		5.500%, due 01/17/33	2,528,091	0.2
3,512,801		5.500%, due 02/20/33	3,962,048	0.4
41,426		5.500%, due 04/15/33	45,666	0.0
75,174		5.500%, due 06/15/33	82,870	0.0
588,440		5.500%, due 08/20/33	648,774	0.1
1,676,542		5.500%, due 10/20/33	1,937,278	0.2
940,042	ˆ	5.500%, due 11/20/33	27,339	0.0
91,154		5.500%, due 11/20/33	99,720	0.0
182,065		5.500%, due 12/20/33	201,470	0.0
259,313		5.500%, due 01/15/34	293,964	0.0
225,000		5.500%, due 02/20/34	269,255	0.0
4,293,247		5.500%, due 03/16/34	5,181,801	0.5
359,757		5.500%, due 03/20/34	393,651	0.0
544,513		5.500%, due 04/15/34	613,360	0.1
318,962		5.500%, due 04/20/34	386,189	0.0
1,845,008		5.500%, due 04/20/34	2,018,831	0.2
1,057,798		5.500%, due 04/20/34	1,173,756	0.1
75,756		5.500%, due 04/20/34	83,523	0.0
304,440		5.500%, due 06/15/34	337,890	0.0
490,179		5.500%, due 06/20/34	538,370	0.1
221,457		5.500%, due 06/20/34	242,321	0.0
148,087		5.500%, due 07/20/34	163,271	0.0
451,926		5.500%, due 07/20/34	498,192	0.1
309,564		5.500%, due 08/20/34	338,729	0.0
455,115		5.500%, due 09/15/34	505,121	0.1
308,119		5.500%, due 09/15/34	338,334	0.0
1,041,710		5.500%, due 09/15/34	1,146,727	0.1
161,626		5.500%, due 10/15/34	182,062	0.0
99,317		5.500%, due 12/15/34	109,076	0.0
434,464		5.500%, due 01/15/35	482,200	0.1
552,428		5.500%, due 01/15/35	607,792	0.1
262,274		5.500%, due 01/20/35	287,079	0.0
254,248		5.500%, due 02/15/35	282,183	0.0
72,485		5.500%, due 02/15/35	80,766	0.0
320,398		5.500%, due 03/15/35	351,897	0.0
763,017		5.500%, due 03/15/35	839,486	0.1
376,812		5.500%, due 03/15/35	418,214	0.0
545,473		5.500%, due 04/15/35	600,463	0.1
504,971		5.500%, due 04/15/35	560,455	0.1
153,776		5.500%, due 04/15/35	168,899	0.0
1,100,779		5.500%, due 05/15/35	1,221,727	0.1
161,523		5.500%, due 05/15/35	177,406	0.0
1,033,790		5.500%, due 05/15/35	1,136,232	0.1
592,955		5.500%, due 05/20/35	652,733	0.1
649,974		5.500%, due 06/15/35	721,390	0.1
287,002		5.500%, due 06/20/35	319,900	0.0
2,047,654		5.500%, due 07/15/35	2,258,562	0.2
1,575,956		5.500%, due 08/15/35	1,733,355	0.2
55,226		5.500%, due 08/20/35	60,750	0.0
679,515		5.500%, due 09/20/35	747,594	0.1
9,711,430		5.500%, due 12/16/35	11,737,079	1.0
2,507,588		5.500%, due 02/20/36	3,081,028	0.3
192,925		5.500%, due 04/15/36	211,637	0.0
354,327		5.500%, due 06/20/36	388,885	0.0
1,250,000		5.500%, due 08/16/36	1,497,557	0.1
4,038,399		5.500%, due 10/20/37	4,671,991	0.4
5,619,046		5.500%, due 11/20/37	6,447,130	0.6
208,534		5.500%, due 06/20/38	220,010	0.0
195,455		5.500%, due 08/20/38	206,211	0.0
480,964		5.500%, due 09/20/38	507,432	0.1
58,876		5.500%, due 10/20/38	62,116	0.0
775,002		5.500%, due 11/20/38	817,651	0.1
71,728		5.500%, due 12/20/38	75,676	0.0
13,468,039		5.500%, due 01/15/39	15,648,991	1.4
324,592		5.500%, due 01/15/39	357,112	0.0
217,251		5.500%, due 01/20/39	229,207	0.0
2,091,739		5.500%, due 03/20/39	2,206,850	0.2
362,019		5.500%, due 06/15/39	401,796	0.0
185,988		5.500%, due 06/20/39	196,223	0.0
2,423,487		5.500%, due 09/16/39	2,960,063	0.3
207,085		5.500%, due 10/20/39	227,282	0.0
856,130		5.500%, due 09/15/40	939,228	0.1
1,233,270	ˆ	5.500%, due 09/16/40	202,509	0.0
186,338		5.600%, due 12/20/36	204,278	0.0
422,933		5.600%, due 12/20/36	464,116	0.0
175,672		5.600%, due 01/20/37	192,805	0.0
113,080		5.600%, due 01/20/37	123,967	0.0
108,327		5.600%, due 03/20/37	118,756	0.0
245,736		5.600%, due 04/20/37	269,396	0.0
85,566		5.600%, due 07/20/37	93,697	0.0
114,493		5.600%, due 07/20/37	125,660	0.0
31,288		5.600%, due 10/20/37	34,261	0.0
93,108		5.600%, due 01/20/38	101,956	0.0
107,626		5.600%, due 02/20/38	117,854	0.0
79,788		5.600%, due 02/20/38	87,371	0.0
178,270		5.650%, due 12/15/37	195,183	0.0
628,468		5.700%, due 07/15/36	688,093	0.1
452,228		5.700%, due 10/15/36	495,133	0.1
52,635		5.700%, due 08/15/37	57,628	0.0
164,787		5.750%, due 12/20/27	181,991	0.0
109,474		5.750%, due 03/20/28	120,904	0.0
61,826		5.750%, due 03/20/28	65,943	0.0
171,234		5.750%, due 04/20/28	189,219	0.0
115,867		5.750%, due 07/20/28	127,132	0.0
132,266		5.750%, due 10/20/28	145,952	0.0
55,975		5.750%, due 01/20/29	61,767	0.0
96,897		5.750%, due 04/20/29	107,014	0.0
369,493		5.750%, due 07/20/29	407,724	0.0
102,876		5.750%, due 04/15/37	112,637	0.0
51,525		5.750%, due 05/15/37	56,413	0.0
1,065,916		5.750%, due 05/15/37	1,196,014	0.1
47,382		5.750%, due 08/15/37	51,878	0.0
303,761		5.750%, due 05/15/38	332,581	0.0
10,800,000		5.750%, due 07/20/38	12,039,845	1 .1
13,745,276	ˆ	5.797%, due 12/20/40	2,751,362	0.2
1,023,201		5.800%, due 07/15/37	1,149,626	0.1
77,248		5.800%, due 09/15/37	84,577	0.0
1,052,787		5.800%, due 09/15/37	1,204,049	0.1
903,688		5.800%, due 09/15/37	989,425	0.1
101,268		5.800%, due 11/15/37	110,875	0.0
158,190		5.800%, due 07/15/38	173,199	0.0
269,966		5.800%, due 07/15/38	295,579	0.0
6,953,486	ˆ	5.847%, due 12/20/40	1,248,741	0.1
41,744		5.875%, due 05/15/37	45,704	0.0
8,071,003	ˆ	5.897%, due 05/20/32	928,165	0.1
5,745,036	ˆ	5.947%, due 09/16/39	784,945	0.1
5,425,519		5.950%, due 02/15/44	5,814,540	0.5
1,767,874		5.970%, due 11/15/31	1,868,001	0.2
227,727		6.000%, due 01/20/24	252,876	0.0

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA INCOME FUND

Principal Amount†			Value	Percentage of Net Assets
347,494		6.000%, due 10/15/25	$397,218	0.0
777,189		6.000%, due 04/15/26	879,535	0.1
237,557		6.000%, due 10/20/27	269,100	0.0
244,068		6.000%, due 07/15/28	276,209	0.0
53,131		6.000%, due 07/15/28	60,725	0.0
226,587		6.000%, due 08/15/28	258,974	0.0
61,742		6.000%, due 09/15/28	70,567	0.0
201,841		6.000%, due 09/15/28	228,736	0.0
120,908		6.000%, due 02/15/29	136,847	0.0
38,521		6.000%, due 04/15/29	43,954	0.0
272,980		6.000%, due 05/15/29	311,999	0.0
817,204		6.000%, due 07/15/32	932,481	0.1
51,934		6.000%, due 08/15/32	59,065	0.0
185,309		6.000%, due 09/15/32	210,458	0.0
696,775		6.000%, due 11/15/32	792,451	0.1
510,931		6.000%, due 12/15/32	584,042	0.1
2,015,450		6.000%, due 01/15/33	2,303,848	0.2
2,433,024		6.000%, due 01/15/33	2,781,174	0.3
642,298		6.000%, due 01/15/33	729,771	0.1
99,111		6.000%, due 02/15/33	112,579	0.0
93,393		6.000%, due 03/15/33	106,757	0.0
455,533		6.000%, due 03/15/33	519,942	0.1
143,388		6.000%, due 04/15/33	162,719	0.0
419,362		6.000%, due 05/15/33	477,417	0.0
257,963		6.000%, due 05/15/33	294,029	0.0
108,597		6.000%, due 09/15/33	123,237	0.0
74,805		6.000%, due 09/15/33	84,889	0.0
260,099		6.000%, due 09/15/33	296,465	0.0
816,663		6.000%, due 09/15/33	930,333	0.1
174,959		6.000%, due 10/15/33	198,983	0.0
242,105		6.000%, due 10/15/33	275,349	0.0
239,572		6.000%, due 10/15/33	273,854	0.0
184,384		6.000%, due 10/15/33	210,768	0.0
917,541		6.000%, due 12/15/33	1,043,531	0.1
1,739,534		6.000%, due 12/16/33	1,996,104	0.2
361,732		6.000%, due 01/15/34	413,494	0.0
1,560,262	ˆ	6.000%, due 01/20/34	338,506	0.0
146,674		6.000%, due 01/20/34	164,766	0.0
156,962		6.000%, due 02/20/34	176,323	0.0
251,514		6.000%, due 03/20/34	282,538	0.0
811,823		6.000%, due 03/20/34	911,962	0.1
104,219		6.000%, due 03/20/34	117,075	0.0
1,713,700		6.000%, due 03/20/34	2,324,880	0.2
126,140		6.000%, due 04/20/34	141,699	0.0
210,926		6.000%, due 05/20/34	236,944	0.0
291,869		6.000%, due 05/20/34	327,871	0.0
256,234		6.000%, due 06/20/34	287,840	0.0
27,622		6.000%, due 06/20/34	31,029	0.0
4,789,016		6.000%, due 07/20/34	5,379,741	0.5
231,109		6.000%, due 07/20/34	259,617	0.0
692,693		6.000%, due 08/20/34	778,136	0.1
170,168		6.000%, due 09/15/34	194,173	0.0
376,531		6.000%, due 10/15/34	429,769	0.0
89,999		6.000%, due 10/20/34	101,100	0.0
198,914		6.000%, due 10/20/34	223,450	0.0
308,327		6.000%, due 10/20/34	349,941	0.0
310,365		6.000%, due 10/20/34	350,083	0.0
203,085		6.000%, due 10/20/34	228,135	0.0
64,541		6.000%, due 10/20/34	72,730	0.0
70,629		6.000%, due 10/20/34	79,341	0.0
317,338		6.000%, due 10/20/34	356,482	0.0
381,015		6.000%, due 10/20/34	428,013	0.0
315,808		6.000%, due 11/20/34	354,763	0.0
612,683		6.000%, due 11/20/34	688,257	0.1
108,999		6.000%, due 11/20/34	122,444	0.0
61,786		6.000%, due 11/20/34	69,407	0.0
1,269,015		6.000%, due 11/20/34	1,425,548	0.1
111,134		6.000%, due 12/20/34	124,842	0.0
1,796,444		6.000%, due 12/20/34	2,018,035	0.2
489,530		6.000%, due 12/20/34	549,913	0.1
623,653		6.000%, due 12/20/34	700,580	0.1
89,680		6.000%, due 01/20/35	101,520	0.0
196,855		6.000%, due 01/20/35	222,845	0.0
121,038		6.000%, due 01/20/35	137,018	0.0
458,658		6.000%, due 02/20/35	519,212	0.1
236,419		6.000%, due 03/20/35	267,632	0.0
150,717		6.000%, due 04/20/35	170,615	0.0
555,000		6.000%, due 04/20/36	676,513	0.1
207,753		6.000%, due 01/20/37	234,462	0.0
1,018,746		6.000%, due 03/15/37	1,147,171	0.1
7,589,000		6.000%, due 07/20/37	9,013,615	0.8
363,150		6.000%, due 09/20/37	409,894	0.0
3,579,634		6.000%, due 10/20/37	4,488,202	0.4
305,589		6.000%, due 12/20/37	344,876	0.0
1,928,856		6.000%, due 03/20/38	2,277,977	0.2
53,903		6.000%, due 05/20/38	59,056	0.0
366,463		6.000%, due 08/20/38	398,059	0.0
431,827		6.000%, due 09/20/38	469,059	0.0
617,569		6.000%, due 10/20/38	654,819	0.1
339,852		6.000%, due 11/15/38	385,456	0.0
437,901		6.000%, due 12/15/38	493,104	0.1
327,755		6.000%, due 12/15/38	370,712	0.0
2,032,883		6.000%, due 07/16/39	2,287,088	0.2
1,485,406		6.000%, due 08/15/39	1,684,729	0.2
1,108,400		6.000%, due 08/15/39	1,257,133	0.1
2,123,551	ˆ	6.000%, due 01/16/40	993,614	0.1
78,592		6.050%, due 06/15/38	88,499	0.0
277,632		6.050%, due 09/15/38	312,631	0.0
107,329		6.050%, due 10/15/38	120,859	0.0
131,494		6.090%, due 05/15/38	148,070	0.0
187,208		6.090%, due 11/15/38	210,808	0.0
53,886		6.125%, due 02/15/39	60,679	0.0
154,642		6.125%, due 04/15/39	174,137	0.0
29,150,302	ˆ	6.147%, due 04/16/39	3,983,637	0.4
216,572		6.150%, due 12/15/37	243,873	0.0
1,172,142		6.150%, due 01/15/38	1,319,905	0.1
2,611,516		6.150%, due 02/15/38	2,940,730	0.3
275,524		6.150%, due 03/15/38	310,257	0.0
297,879		6.250%, due 09/15/27	340,643	0.0
19,474		6.250%, due 03/15/28	22,258	0.0
16,194		6.250%, due 04/15/28	18,508	0.0
145,940		6.250%, due 09/15/29	166,527	0.0
10,434,365	ˆ	6.297%, due 09/20/37	1,485,787	0.1
5,390,956	ˆ	6.297%, due 05/16/38	868,503	0.1
12,800,138	ˆ	6.297%, due 09/20/38	1,748,048	0.2
5,435,332		6.419%, due 04/20/37	6,200,534	0.5
263,875		6.490%, due 01/15/28	301,593	0.0
112,674		6.500%, due 07/20/29	128,336	0.0
92,931		6.500%, due 04/20/32	98,086	0.0
85,312		6.500%, due 07/20/32	95,832	0.0
123,477		6.500%, due 10/20/33	140,091	0.0
404,624		6.500%, due 11/15/33	460,297	0.0
105,778		6.500%, due 11/20/33	120,010	0.0
122,204		6.500%, due 02/20/34	138,491	0.0
207,594		6.500%, due 08/20/34	235,262	0.0
209,342		6.500%, due 08/20/34	237,244	0.0
564,375		6.500%, due 08/20/34	649,857	0.1
238,309		6.500%, due 09/20/34	270,072	0.0
5,634		6.500%, due 09/20/34	6,385	0.0
87,783		6.500%, due 09/20/34	99,483	0.0
336,469		6.500%, due 10/20/34	381,315	0.0
185,721		6.500%, due 11/20/34	210,474	0.0
138,973		6.500%, due 12/20/34	157,496	0.0
153,097		6.500%, due 12/20/34	173,503	0.0
108,698		6.500%, due 03/20/35	124,054	0.0
363,601		6.500%, due 05/15/36	416,707	0.0
284,205		6.500%, due 09/15/36	333,088	0.0
102,034		6.500%, due 12/20/37	115,066	0.0
213,966		6.500%, due 05/20/38	235,929	0.0
1,715,665		6.500%, due 09/16/38	2,009,130	0.2

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA INCOME FUND

Principal Amount†			Value	Percentage of Net Assets
2,971,621		6.500%, due 01/20/39	$3,431,435	0.3
4,342,027	ˆ	6.567%, due 02/16/35	887,570	0.1
3,921		6.750%, due 08/15/28	4,640	0.0
70,209		6.750%, due 10/15/28	83,075	0.0
130,838		6.750%, due 10/15/28	154,813	0.0
31,660		7.000%, due 03/15/32	37,601	0.0
658,498		7.000%, due 05/16/32	756,025	0.1
112,492		7.000%, due 06/20/34	131,449	0.0
59,230		7.000%, due 09/20/34	69,211	0.0
337,924		7.000%, due 09/20/34	394,869	0.0
131,905		7.000%, due 08/20/36	153,335	0.0
20,695		7.250%, due 01/15/29	24,873	0.0
3,770,163	ˆ	7.297%, due 05/16/31	791,903	0.1
3,954,620		7.350%, due 03/15/43	4,143,514	0.4
2,067,976	ˆ	7.397%, due 10/16/29	443,730	0.0
34,949		7.500%, due 08/20/27	43,619	0.0
27,758		7.500%, due 10/15/31	32,126	0.0
2,122,527		7.500%, due 02/20/34	2,290,183	0.2
5,862,013	ˆ	7.500%, due 04/16/37	1,817,422	0.2
743,983		7.500%, due 10/15/38	895,529	0.1
1,136,892		7.500%, due 08/20/39	1,477,180	0.1
2,365,222	ˆ	7.797%, due 05/16/32	578,830	0.1
15,480		7.800%, due 05/15/19	15,563	0.0
2,707		8.000%, due 03/20/24	2,721	0.0
23,599		8.000%, due 11/15/25	27,577	0.0
37,867		8.000%, due 07/15/26	44,152	0.0
14,359		8.000%, due 07/15/26	16,965	0.0
98,722		8.000%, due 09/15/26	114,510	0.0
26,583		8.000%, due 09/20/26	33,784	0.0
22,727		8.000%, due 12/15/26	26,478	0.0
13,402		8.000%, due 04/15/27	15,618	0.0
6,348		8.000%, due 06/15/27	6,383	0.0
43,151		8.000%, due 07/15/27	49,709	0.0
13,584		8.000%, due 03/15/28	13,825	0.0
22,095		8.050%, due 07/15/19	22,219	0.0
150,683		8.797%, due 04/20/34	165,465	0.0
19,562		9.000%, due 05/15/16	19,683	0.0
4,152		9.500%, due 11/15/21	4,625	0.0
1,892,169		13.894%, due 09/16/31	2,350,040	0.2
97,805		15.594%, due 01/20/32	126,466	0.0
264,982		19.595%, due 09/20/37	381,387	0.0
562,655		20.390%, due 02/16/32	805,048	0.1
597,611		24.555%, due 04/16/37	884,575	0.1
44,706,144	ˆ	0.583%, due 11/16/46	1,222,463	0.1
			1,077,460,342	93.7

		Total U.S. Government Agency Obligations (Cost $1,205,998,309)	1,240,139,641	107.8

		Total Long-Term Investments (Cost $1,207,033,828)	1,241,192,539	107.9

SHORT-TERM INVESTMENTS 7.0%
		U.S. Treasury Bills 7.0%
80,000,000		United States Treasury Bill, 0.070%, 04/18/13 (Cost $79,996,730)	79,996,730	7.0

		Total Short-Term Investments (Cost $79,996,730)	79,996,730	7.0

		Total Investments in Securities (Cost $1,287,030,558)	$1,321,189,269	114.9
		Liabilities in Excess of Other Assets	(171,344,079)	(14.9)
		Net Assets	$1,149,845,190	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,287,620,782.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,531,140
Gross Unrealized Depreciation	(3,962,653)
Net Unrealized Appreciation	$33,568,487

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING GNMA INCOME FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$1,052,898	$—	$1,052,898
Short-Term Investments	—	79,996,730	—	79,996,730
U.S. Government Agency Obligations	—	1,240,139,641	—	1,240,139,641
Total Investments, at fair value	$—	$1,321,189,269	$—	$1,321,189,269
Liabilities Table
Other Financial Instruments+
Futures	$(591,914)	$—	$—	$(591,914)
Total Liabilities	$(591,914)	$—	$—	$(591,914)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING GNMA Income Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(936)	06/19/13	$(123,537,380)	$(384,901)
U.S. Treasury 5-Year Note	(204)	06/28/13	(25,307,157)	(32,191)
U.S. Treasury Long Bond	(398)	06/19/13	(57,498,562)	(174,822)
			$(206,343,099)	$(591,914)

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES 94.6%
		Consumer Discretionary 20.7%
400,000		99 Cents Only Stores, 11.000%, 12/15/19	$461,000	0.2
355,000		Affinia Group, Inc., 9.000%, 11/30/14	356,779	0.2
195,000	#	Affinia Group, Inc., 10.750%, 08/15/16	212,062	0.1
585,000	#	Affinity Gaming, LLC/Affinity Gaming Finance Corp., 9.000%, 05/15/18	627,412	0.3
370,000		Allbritton Communications Co., 8.000%, 05/15/18	402,375	0.2
950,000		AMC Entertainment, Inc., 9.750%, 12/01/20	1,100,812	0.5
34,781	#	American Media, Inc., 13.500%, 06/15/18	28,694	0.0
750,000		Asbury Automotive Group, Inc., 8.375%, 11/15/20	843,750	0.4
1,000,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,017,500	0.5
665,000	#	Block Communications, Inc., 7.250%, 02/01/20	726,512	0.3
310,000	#	Boyd Gaming Corp., 9.000%, 07/01/20	323,950	0.1
500,000	#	Bresnan Broadband Holdings, LLC, 8.000%, 12/15/18	547,500	0.2
431,000		Burlington Coat Factory Warehouse Corp., 10.000%, 02/15/19	480,565	0.2
970,000		Cablevision Systems Corp., 7.750%, 04/15/18	1,092,462	0.5
1,000,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	990,625	0.5
535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	560,412	0.3
250,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	249,687	0.1
650,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	690,625	0.3
460,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	497,375	0.2
750,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	774,375	0.4
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	521,250	0.2
500,000	#	Ceridian Corp., 11.000%, 03/15/21	538,750	0.2
450,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	495,562	0.2
185,000		CityCenter Holdings, LLC / CityCenter Finance Corp., 7.625%, 01/15/16	199,569	0.1
688,533	&	CityCenter Holdings, LLC / CityCenter Finance Corp., 10.750%, 01/15/17	766,854	0.4
513,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	481,579	0.2
270,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	282,825	0.1
730,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	773,800	0.4
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	109,069	0.0
530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	555,837	0.3
500,000	#	Coinstar, Inc., 6.000%, 03/15/19	512,500	0.2
130,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	147,225	0.1
960,000		Cumulus Media Holdings, Inc., 7.750%, 05/01/19	991,200	0.5
430,000		DineEquity, Inc., 9.500%, 10/30/18	492,350	0.2
800,000		DISH DBS Corp., 5.875%, 07/15/22	843,000	0.4
480,000		DISH DBS Corp., 7.875%, 09/01/19	571,200	0.3
578,000		Emergency Medical Services Corp., 8.125%, 06/01/19	637,245	0.3
700,000		Gray Television, Inc., 7.500%, 10/01/20	750,750	0.3
750,000	#	Griffey Intermediate, Inc. / Griffey Finance Sub, LLC, 7.000%, 10/15/20	768,750	0.4
600,000		Harrah’s Operating Co., Inc., 10.000%, 12/15/18	412,500	0.2
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	919,875	0.4
450,000		Isle of Capri Casinos, Inc., 8.875%, 06/15/20	490,500	0.2
500,000	#	Jaguar Holding Co. II / Jaguar Merger Sub, Inc., 9.500%, 12/01/19	576,250	0.3
400,000	#	K Hovnanian Enterprises, Inc., 7.250%, 10/15/20	445,000	0.2
400,000	#	K Hovnanian Enterprises, Inc., 9.125%, 11/15/20	447,500	0.2
250,000		KB Home, 5.875%, 01/15/15	265,625	0.1

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
750,000		KB Home, 6.250%, 06/15/15	$808,125	0.4
650,000	#	LIN Television Corp., 6.375%, 01/15/21	695,500	0.3
250,000	#	Mediacom Broadband, LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	260,625	0.1
285,000		Mediacom, LLC / Mediacom Capital Corp., 9.125%, 08/15/19	319,556	0.1
125,000		Meritage Homes Corp., 7.000%, 04/01/22	139,844	0.1
500,000		MGM Mirage, 7.500%, 06/01/16	556,250	0.3
1,000,000		MGM Resorts International, 7.750%, 03/15/22	1,115,000	0.5
500,000		MGM Resorts International, 8.625%, 02/01/19	585,000	0.3
500,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	511,875	0.2
—		NCL Corp. Ltd., 9.500%, 11/15/18	—	—
750,000	#,&	New Academy Finance Co., LLC / New Academy Finance Corp., 8.000%, 06/15/18	780,000	0.4
650,000	#	Nielsen Finance, LLC / Nielsen Finance Co., 4.500%, 10/01/20	652,438	0.3
500,000	#,&	Nord Anglia Education, Inc., 8.500%, 02/15/18	505,000	0.2
625,000	#	PC Merger Sub, Inc., 8.875%, 08/01/20	689,063	0.3
400,000	#	Penske Automotive Group, Inc., 5.750%, 10/01/22	419,000	0.2
650,000	#,&	Petco Holdings, Inc., 8.500%, 10/15/17	673,563	0.3
500,000		PulteGroup, Inc., 7.875%, 06/15/32	555,000	0.3
500,000		Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	508,750	0.2
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	785,625	0.4
645,000		Ryland Group, Inc., 5.375%, 10/01/22	661,125	0.3
450,000		Sally Holdings, LLC / Sally Capital, Inc., 5.750%, 06/01/22	471,938	0.2
1,000,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,100,000	0.5
200,000		Sonic Automotive, Inc., 7.000%, 07/15/22	221,750	0.1
300,000		Sonic Automotive, Inc., 9.000%, 03/15/18	331,500	0.1
850,000		Standard Pacific Corp., 8.375%, 01/15/21	1,010,438	0.5
290,000		Star Gas Partners L.P./Star Gas Finance Co., 8.875%, 12/01/17	298,700	0.1
570,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	589,950	0.3
750,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	828,750	0.4
485,000		Visant Corp., 10.000%, 10/01/17	444,988	0.2
750,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	858,750	0.4
725,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	773,031	0.4
790,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	875,913	0.4
			45,008,084	20.7

		Consumer Staples 8.3%
750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	802,500	0.4
865,000	#	American Rock Salt Co., LLC/American Rock Capital Corp., 8.250%, 05/01/18	826,075	0.4
1,000,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,027,500	0.5
150,000		Avis Budget Car Rental, LLC / Avis Budget Finance, Inc., 8.250%, 01/15/19	167,062	0.1
445,000		Avis Budget Car Rental, LLC / Avis Budget Finance, Inc., 9.625%, 03/15/18	504,523	0.2
750,000	#	Chiquita Brands International, Inc. / LLC, 7.875%, 02/01/21	788,437	0.4
485,000		Cott Beverages, Inc., 8.375%, 11/15/17	521,981	0.2
285,000		Darling International, Inc., 8.500%, 12/15/18	324,900	0.1
645,000		Eliz Arden, 7.375%, 03/15/21	719,981	0.3
500,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	556,250	0.3
1,000,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,002,500	0.5
375,000		HDTFS, Inc., 6.250%, 10/15/22	408,750	0.2
500,000		Hertz Corp., 6.750%, 04/15/19	548,125	0.2
450,000	#	JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	473,625	0.2
750,000	#,&	Michael Foods Holding, Inc., 8.500%, 07/15/18	776,250	0.4
545,000	#	Neff Rental, LLC/Neff Finance Corp., 9.625%, 05/15/16	581,788	0.3
430,000		Prestige Brands, Inc., 8.125%, 02/01/20	487,513	0.2
1,000,000	#	Revlon Consumer Products Corp., 5.750%, 02/15/21	1,007,500	0.5

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	$516,875	0.2
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	549,375	0.3
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	213,600	0.1
190,000		RSC Equipment Rental, Inc./RSC Holdings III, LLC, 8.250%, 02/01/21	216,125	0.1
750,000	#	RSI Home Products, Inc., 6.875%, 03/01/18	765,000	0.3
300,000		ServiceMaster Co., 8.000%, 02/15/20	323,250	0.1
420,000		ServiceMaster Co., 7.450%, 08/15/27	365,400	0.2
635,000		Smithfield Foods, Inc., 6.625%, 08/15/22	693,738	0.3
500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	538,125	0.2
500,000	#	Sun Products Corp./The, 7.750%, 03/15/21	506,250	0.2
750,000	#	US Foodservice, 8.500%, 06/30/19	799,688	0.4
1,000,000	#	Wells Enterprises, Inc., 6.750%, 02/01/20	1,057,500	0.5
			18,070,186	8.3

		Energy 15.1%
550,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	497,750	0.2
555,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	588,300	0.3
535,000		Arch Coal, Inc., 7.250%, 06/15/21	482,837	0.2
500,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 5.875%, 08/01/23	500,000	0.2
295,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	309,012	0.1
750,000	#	Aurora USA Oil & Gas, Inc., 7.500%, 04/01/20	759,375	0.4
421,000		Berry Petroleum Co., 10.250%, 06/01/14	460,995	0.2
500,000		BreitBurn Energy Partners L.P. / BreitBurn Finance Corp., 7.875%, 04/15/22	537,500	0.3
175,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	196,875	0.1
325,000		Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	365,625	0.2
400,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.625%, 08/01/20	453,000	0.2
250,000		Chaparral Energy, Inc., 7.625%, 11/15/22	274,375	0.1
145,000		Chaparral Energy, Inc., 8.250%, 09/01/21	164,937	0.1
205,000		Chaparral Energy, Inc., 9.875%, 10/01/20	237,800	0.1
200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	219,500	0.1
825,000		Chesapeake Energy Corp., 6.125%, 02/15/21	881,719	0.4
500,000		Cimarex Energy Co., 5.875%, 05/01/22	538,750	0.3
415,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	458,575	0.2
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	543,750	0.3
665,000		Eagle Rock Energy Partners L.P. / Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	704,900	0.3
625,000		El Paso Corp., 7.250%, 06/01/18	720,542	0.3
400,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	463,000	0.2
750,000	#	EPL Oil & Gas, Inc., 8.250%, 02/15/18	798,750	0.4
750,000	#	Foresight Energy, LLC / Foresight Energy Corp., 9.625%, 08/15/17	815,625	0.4
1,000,000	#	Genesis Energy L.P. / Genesis Energy Finance Corp., 5.750%, 02/15/21	1,034,375	0.5
1,250,000	#	Halcon Resources Corp., 8.875%, 05/15/21	1,353,125	0.6
875,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 8.000%, 02/15/20	964,687	0.4
750,000	#	Kodiak Oil & Gas Corp., 5.500%, 01/15/21	786,563	0.4
500,000	#	Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	520,000	0.2
545,000	#	Linn Energy, LLC/Linn Energy Finance Corp., 6.250%, 11/01/19	559,988	0.3
525,000		Linn Energy, LLC/Linn Energy Finance Corp., 7.750%, 02/01/21	565,688	0.3

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
284,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	$308,140	0.1
625,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	696,875	0.3
800,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	838,000	0.4
215,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	235,425	0.1
405,000		Oasis Petroleum, Inc., 7.250%, 02/01/19	441,450	0.2
925,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	948,125	0.4
750,000		Plains Exploration & Production Co., 6.125%, 06/15/19	825,000	0.4
200,000		Plains Exploration & Production Co., 6.625%, 05/01/21	221,000	0.1
450,000		QR Energy L.P. / QRE Finance Corp., 9.250%, 08/01/20	479,250	0.2
350,000		Range Resources Corp., 5.750%, 06/01/21	377,125	0.2
1,105,000	#	Resolute Energy Corp., 8.500%, 05/01/20	1,149,200	0.5
1,000,000	#	Rex Energy Corp., 8.875%, 12/01/20	1,062,500	0.5
400,000		SandRidge Energy, Inc., 7.500%, 02/15/23	417,000	0.2
500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	522,500	0.2
600,000		SM Energy Co., 6.500%, 01/01/23	660,000	0.3
750,000		Stone Energy Corp., 7.500%, 11/15/22	823,125	0.4
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	528,750	0.2
390,000		SunCoke Energy, Inc., 7.625%, 08/01/19	421,200	0.2
500,000	#	Talos Production LLC / Talos Production Finance, Inc., 9.750%, 02/15/18	497,500	0.2
420,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 02/01/21	462,000	0.2
800,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	862,000	0.4
719,000		W&T Offshore, Inc., 8.500%, 06/15/19	785,508	0.4
1,000,000	#	Western Refining, Inc., 6.250%, 04/01/21	1,023,750	0.5
480,000		Westmoreland Coal Co/Westmoreland Partners, 10.750%, 02/01/18	505,200	0.2
			32,848,541	15.1

		Financials 7.9%
500,000		Ally Financial, Inc., 3.125%, 01/15/16	506,627	0.2
500,000		Ally Financial, Inc., 7.500%, 09/15/20	611,875	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	916,912	0.4
455,000		Ally Financial, Inc., 8.300%, 02/12/15	506,187	0.2
750,000	#,&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	783,750	0.4
540,000		American General Finance Corp., 5.400%, 12/01/15	557,550	0.3
750,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	818,438	0.4
200,000	#	Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., 8.375%, 02/15/18	212,500	0.1
520,000		CIT Group, Inc., 4.250%, 08/15/17	546,000	0.2
500,000		CIT Group, Inc., 5.250%, 03/15/18	542,500	0.2
250,000		CIT Group, Inc., 5.375%, 05/15/20	275,625	0.1
250,000		CIT Group, Inc., 5.000%, 05/15/17	269,375	0.1
310,000		CIT Group, Inc., 5.000%, 08/15/22	332,777	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	332,050	0.1
650,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	641,063	0.3
400,000	#	Felcor Lodging L.P., 5.625%, 03/01/23	408,500	0.2
189,000		Felcor Lodging L.P., 10.000%, 10/01/14	212,153	0.1
500,000		Fifth Third Capital Trust IV, 6.500%, 04/15/37	503,125	0.2
500,000	#	Geo Group, Inc./The, 5.125%, 04/01/23	506,250	0.2
515,000		International Lease Finance Corp., 5.875%, 08/15/22	556,443	0.3
510,000		International Lease Finance Corp., 6.250%, 05/15/19	561,000	0.3
470,000		International Lease Finance Corp., 8.250%, 12/15/20	576,925	0.3
710,000		Kemet Corp., 10.500%, 05/01/18	743,725	0.3
500,000	#	Realogy Corp., 7.625%, 01/15/20	566,250	0.3
770,000	#	Realogy Corp., 7.875%, 02/15/19	847,000	0.4
500,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	543,750	0.2

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
1,000,000	#	RHP Hotel Properties L.P. / RHP Finance Corp., 5.000%, 04/15/21	$1,005,000	0.5
500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	548,750	0.2
750,000		Shea Homes L.P. / Shea Homes Funding Corp., 8.625%, 05/15/19	845,625	0.4
395,000		Springleaf Finance Corp., 6.900%, 12/15/17	400,431	0.2
500,000	#	Tops Holding Corp. / Tops Markets, LLC, 8.875%, 12/15/17	551,250	0.3
			17,229,406	7.9

		Health Care 8.4%
500,000	#	Acadia Healthcare Co., Inc., 6.125%, 03/15/21	518,750	0.2
1,000,000	#	Amsurg Corp., 5.625%, 11/30/20	1,057,500	0.5
475,000	#	Biomet, Inc., 6.500%, 08/01/20	505,875	0.2
495,000	#,&	CDRT Holding Corp., 9.250%, 10/01/17	516,037	0.2
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	630,000	0.3
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	206,387	0.1
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	278,125	0.1
145,000		DaVita, Inc., 6.375%, 11/01/18	154,606	0.1
745,000		DaVita, Inc., 6.625%, 11/01/20	810,653	0.4
650,000		Grifols, Inc., 8.250%, 02/01/18	718,250	0.3
1,405,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,568,331	0.7
360,000		HCA, Inc., 7.250%, 09/15/20	399,150	0.2
1,300,000		HCA, Inc., 7.500%, 02/15/22	1,498,250	0.7
105,000		HCA, Inc., 7.875%, 02/15/20	116,287	0.1
445,000		Health Management Associates, Inc., 7.375%, 01/15/20	490,613	0.2
353,000		Healthsouth Corp., 7.250%, 10/01/18	382,123	0.2
260,000		Healthsouth Corp., 8.125%, 02/15/20	287,950	0.1
400,000		Hologic, Inc., 6.250%, 08/01/20	427,500	0.2
450,000		IASIS Healthcare, LLC / IASIS Capital Corp., 8.375%, 05/15/19	475,965	0.2
480,000		Immucor, Inc., 11.125%, 08/15/19	549,600	0.3
420,000		MedAssets, Inc., 8.000%, 11/15/18	460,950	0.2
620,000		Omnicare, Inc., 7.750%, 06/01/20	689,750	0.3
750,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	849,375	0.4
555,000		Radnet Management, Inc., 10.375%, 04/01/18	581,363	0.3
280,000	#	STHI Holding Corp., 8.000%, 03/15/18	307,300	0.1
395,000		Tenet Healthcare Corp., 6.250%, 11/01/18	439,931	0.2
225,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
875,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	995,313	0.5
750,000	#	Universal Hospital Services, Inc., 7.625%, 08/15/20	810,000	0.4
525,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	561,750	0.3
450,000		Vanguard Health Holding Co. II, LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	483,750	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	518,788	0.2
			18,290,222	8.4

		Industrials 8.5%
700,000	#	ADS Waste Holdings, Inc., 8.250%, 10/01/20	757,750	0.3
500,000	#	Ainsworth Lumber Co. Ltd., 7.500%, 12/15/17	546,875	0.3
455,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	491,400	0.2
665,000		Anixter, Inc., 5.625%, 05/01/19	709,887	0.3
600,000	#	Belden, Inc., 5.500%, 09/01/22	618,000	0.3
750,000	#,&	BOE Merger Corp., 9.500%, 11/01/17	810,937	0.4
800,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	897,000	0.4
500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	540,625	0.2
280,000		Coleman Cable, Inc., 9.000%, 02/15/18	304,500	0.1
670,000		Covanta Holding Corp., 7.250%, 12/01/20	741,488	0.3
750,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	783,750	0.4
360,000		Ducommun, Inc., 9.750%, 07/15/18	397,800	0.2
605,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	651,887	0.3
600,000	#	H&E Equipment Services, Inc., 7.000%, 09/01/22	663,000	0.3
500,000	#	HD Supply, Inc., 7.500%, 07/15/20	527,500	0.2
500,000		HD Supply, Inc., 10.500%, 01/15/21	521,875	0.2

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
110,000		Interface, Inc., 7.625%, 12/01/18	$119,625	0.1
500,000	#,&	Isabelle Acquisition Sub, Inc., 10.000%, 11/15/18	556,250	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	1,001,000	0.5
750,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	780,000	0.4
509,000		Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 8.875%, 04/01/18	549,720	0.3
285,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	316,350	0.1
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	519,375	0.2
500,000	#	Nortek, Inc., 8.500%, 04/15/21	556,250	0.3
445,000		Polymer Group, Inc., 7.750%, 02/01/19	487,275	0.2
250,000	#	Sequa Corp., 7.000%, 12/15/17	254,375	0.1
375,000		Severstal, 10.250%, 02/15/18	407,813	0.2
500,000	#	Silver II Borrower / Silver II US Holdings, LLC, 7.750%, 12/15/20	535,000	0.2
310,000		SPX Corp., 6.875%, 09/01/17	346,425	0.2
100,000		United Rentals North America, Inc., 6.125%, 06/15/23	107,500	0.1
165,000		United Rentals North America, Inc., 5.750%, 07/15/18	179,644	0.1
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	429,275	0.2
285,000		United Rentals North America, Inc., 7.625%, 04/15/22	319,913	0.1
1,000,000	#	Watco Cos LLC / Watco Finance Corp., 6.375%, 04/01/23	1,033,750	0.5
			18,463,814	8.5

		Information Technology 5.6%
855,000		Aspect Software, Inc., 10.625%, 05/15/17	863,550	0.4
400,000	#	Audatex North America, Inc., 6.750%, 06/15/18	431,000	0.2
525,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	588,656	0.3
192,000		CDW, LLC / CDW Finance Corp., 12.535%, 10/12/17	207,120	0.1
500,000	#	CyrusOne L.P. / CyrusOne Finance Corp., 6.375%, 11/15/22	526,250	0.2
545,000		Emdeon, Inc., 11.000%, 12/31/19	630,837	0.3
750,000		Epicor Software Corp., 8.625%, 05/01/19	815,625	0.4
450,000		Equinix, Inc., 4.875%, 04/01/20	455,625	0.2
800,000	#	First Data Corp., 6.750%, 11/01/20	838,000	0.4
145,000	#	First Data Corp., 8.250%, 01/15/21	151,525	0.1
146,000	#,&	First Data Corp., 8.750%, 01/15/22	155,125	0.1
17,000		First Data Corp., 9.875%, 09/24/15	17,595	0.0
1,000,000	#	First Data Corp., 10.625%, 06/15/21	1,016,250	0.5
505,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	536,563	0.2
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	783,750	0.4
355,000		Infor US, Inc., 9.375%, 04/01/19	404,256	0.2
500,000		Infor US, Inc., 11.500%, 07/15/18	590,000	0.3
500,000	#	Interface Security Systems Holdings, Inc. / Interface Security Systems LLC, 9.250%, 01/15/18	518,750	0.2
750,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	766,875	0.3
250,000		Seagate HDD Cayman, 6.875%, 05/01/20	270,000	0.1
35,000		Seagate HDD Cayman, 7.750%, 12/15/18	38,544	0.0
525,000		SSI Investments II/SSI Co-Issuer, LLC, 11.125%, 06/01/18	585,375	0.3
395,000		SunGard Data Systems, Inc., 7.375%, 11/15/18	424,625	0.2
155,000		SunGard Data Systems, Inc., 7.625%, 11/15/20	168,756	0.1
300,000		Unisys Corp., 6.250%, 08/15/17	326,250	0.1
			12,110,902	5.6

		Materials 10.5%
650,000		Aleris International, Inc., 7.875%, 11/01/20	700,375	0.3
1,000,000		ArcelorMittal, 6.000%, 03/01/21	1,053,612	0.5
250,000	#	Ardagh Packaging Finance Plc, 9.125%, 10/15/20	278,125	0.1
200,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 4.875%, 11/15/22	198,000	0.1
500,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.000%, 11/15/20	515,000	0.2
500,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	531,250	0.2

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
500,000	#	Boise Cascade, LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20	$531,875	0.2
500,000	#	Bombardier, Inc., 4.250%, 01/15/16	521,250	0.2
515,000	#	Bombardier, Inc., 6.125%, 01/15/23	536,887	0.2
335,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	367,662	0.2
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	180,675	0.1
420,000		Chemtura Corp., 7.875%, 09/01/18	455,700	0.2
500,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	550,000	0.3
365,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	372,756	0.2
500,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	516,250	0.2
250,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	262,812	0.1
750,000	#	Gibraltar Industries, Inc., 6.250%, 02/01/21	798,750	0.4
450,000		Hexion US Finance Corp., 6.625%, 04/15/20	453,375	0.2
500,000		Huntsman International LLC, 4.875%, 11/15/20	505,625	0.2
250,000	#	Huntsman International LLC, 4.875%, 11/15/20	252,813	0.1
500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	510,000	0.2
500,000	#	Inmet Mining Corp., 7.500%, 06/01/21	542,500	0.3
370,000		Kraton Polymers, LLC/Kraton Polymers Capital Corp., 6.750%, 03/01/19	388,500	0.2
750,000		Lender Processing Services, Inc., 5.750%, 04/15/23	785,625	0.4
410,000	#	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16	430,500	0.2
400,000		Louisiana-Pacific Corp., 7.500%, 06/01/20	456,000	0.2
840,000		LyondellBasell Industries NV, 6.000%, 11/15/21	999,600	0.5
500,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	517,500	0.2
500,000	#	New Gold, Inc., 7.000%, 04/15/20	540,000	0.3
500,000	#,&	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	507,500	0.2
400,000		PH Glatfelter Co., 5.375%, 10/15/20	421,000	0.2
290,000	#	Plastipak Holdings, Inc., 10.625%, 08/15/19	333,500	0.2
200,000	#	PolyOne Corp., 5.250%, 03/15/23	202,500	0.1
275,000		PolyOne Corp., 7.375%, 09/15/20	305,250	0.1
750,000	#	PQ Corp., 8.750%, 05/01/18	802,500	0.4
500,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	561,250	0.3
307,000	#	Rain CII Carbon, LLC and CII Carbon Corp., 8.000%, 12/01/18	326,188	0.2
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	542,500	0.3
750,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	851,250	0.4
250,000	#	Sealed Air Corp., 5.250%, 04/01/23	251,563	0.1
100,000	#	Steel Dynamics, Inc., 5.250%, 04/15/23	101,625	0.0
500,000	#,&	Taminco Acquisition Corp., 9.125%, 12/15/17	507,500	0.2
1,000,000		Taseko Mines Ltd., 7.750%, 04/15/19	1,012,500	0.5
500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	517,500	0.2
750,000	#	US Coatings Acquisition, Inc. / Flash Dutch 2 BV, 7.375%, 05/01/21	792,188	0.4
			22,789,331	10.5

		Telecommunication Services 7.3%
750,000		CenturyLink, Inc., 5.625%, 04/01/20	768,374	0.3
178,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	186,010	0.1
300,000		Cincinnati Bell, Inc., 8.750%, 03/15/18	299,250	0.1
500,000		Cricket Communications, Inc., 7.750%, 10/15/20	501,250	0.2
310,000		Cricket Communications, Inc., 7.750%, 05/15/16	323,950	0.1
—		Frontier Communications Corp., 8.500%, 04/15/20	—	—
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	1,031,250	0.5
200,000		Frontier Communications Corp., 8.250%, 04/15/17	236,000	0.1
531,375	&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	564,586	0.3
400,000		Intelsat Bermuda Ltd., 11.250%, 02/04/17	426,500	0.2
250,000	#,&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	265,625	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	551,250	0.3

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Principal Amount†			Value	Percentage of Net Assets
440,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	$491,700	0.2
500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	510,000	0.2
18,024	&	iPCS, Inc., 3.549%, 05/01/14	18,069	0.0
750,000	#	Lynx II Corp., 6.375%, 04/15/23	789,375	0.4
780,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	796,575	0.4
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	660,712	0.3
780,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	798,525	0.4
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	567,500	0.3
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,438,500	0.7
500,000		Sprint Nextel Corp., 6.000%, 11/15/22	516,250	0.2
500,000	#	Sprint Nextel Corp., 7.000%, 03/01/20	583,750	0.3
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	823,769	0.4
750,000	#	Telesat Canada / Telesat, LLC, 6.000%, 05/15/17	787,500	0.4
200,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	209,250	0.1
500,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	521,875	0.2
500,000	#,&	Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17	521,875	0.2
670,000		Windstream Corp., 7.000%, 03/15/19	687,588	0.3
			15,876,858	7.3

		Utilities 2.3%
310,000		AES Corp., 7.375%, 07/01/21	361,150	0.2
853,000	#	Calpine Corp., 7.500%, 02/15/21	940,432	0.4
410,000	#	Calpine Corp., 7.875%, 07/31/20	451,000	0.2
500,000		DPL, Inc., 6.500%, 10/15/16	530,000	0.2
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,065,000	0.5
480,000	#	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.000%, 12/01/20	542,400	0.3
475,000		Mirant Americas Generation, LLC, 9.125%, 05/01/31	533,188	0.3
230,000		NRG Energy, Inc., 7.625%, 05/15/19	249,550	0.1
230,000		NRG Energy, Inc., 7.875%, 05/15/21	257,025	0.1
			4,929,745	2.3

		Total Corporate Bonds/Notes (Cost $193,093,359)	205,617,089	94.6

ASSET-BACKED SECURITIES 0.5%
		Other Asset-Backed Securities 0.5%
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,077,279	0.5

		Total Asset-Backed Securities (Cost $997,500)	1,077,279	0.5

Shares			Value	Percentage of Net Assets
COMMON STOCK 0.0%
		Consumer Discretionary 0.0%
195	@	American Media, Inc.	2,243	0 .0
5,810	@,X	American Media, Inc., Stock Certificates	—	—

		Total Common Stock (Cost $136,656)	2,243	0.0

		Total Long-Term Investments (Cost $194,227,515)	206,696,611	95.1

SHORT-TERM INVESTMENTS 4.5%
		Mutual Funds 4.5%
9,861,400		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,861,400)	9,861,400	4.5

		Total Short-Term Investments (Cost $9,861,400)	9,861,400	4.5

		Total Investments in Securities (Cost $204,088,915)	$216,558,011	99 .6
		Assets in Excess of Other Liabilities	944,303	0.4
		Net Assets	$217,502,314	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

&	Payment-in-kind

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING HIGH YIELD BOND FUND

Cost for federal income tax purposes is $204,092,266.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,944,708
Gross Unrealized Depreciation	(478,963)
Net Unrealized Appreciation	$12,465,745

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$2,243	$2,243
Total Common Stock	—	—	2,243	2,243
Corporate Bonds/Notes	—	205,617,089	—	205,617,089
Asset-Backed Securities	—	1,077,279	—	1,077,279
Short-Term Investments	9,861,400	—	—	9,861,400
Total Investments, at fair value	$9,861,400	$206,694,368	$2,243	$216,558,011

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES 27.4%
		Consumer Discretionary 1.9%
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	$865,800	0.1
1,125,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,178,437	0.1
1,025,000	#	CC Holdings GS V LLC, 2.381%, 12/15/17	1,033,228	0.1
2,214,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	2,273,811	0.2
670,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	686,617	0.1
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,457,329	0.1
2,271,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	2,709,210	0.2
1,681,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	1,631,579	0.2
1,263,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	1,160,655	0.1
1,025,000	L	Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	1,132,625	0.1
1,150,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	1,141,667	0.1
926,000		News America, Inc., 6.650%, 11/15/37	1,149,438	0.1
367,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	406,452	0.0
1,251,000		Time Warner, Inc., 6.500%, 11/15/36	1,514,434	0.1
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	1,011,696	0.1
1,293,000		WPP Finance 2010, 5.125%, 09/07/42	1,279,570	0.1
950,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	1,053,313	0.1
			21,685,861	1.9

		Consumer Staples 0.8%
1,279,000		Avon Products, Inc., 4.600%, 03/15/20	1,331,589	0.1
1,279,000		Avon Products, Inc., 5.000%, 03/15/23	1,315,833	0.1
1,240,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,432,975	0.1
1,420,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	1,423,550	0.1
615,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	674,962	0.1
813,000		Kraft Foods Group, Inc., 5.000%, 06/04/42	876,675	0.1
—		Molson Coors Brewing Co., 5.000%, 05/01/42	—	—
566,000		Reynolds American, Inc., 4.750%, 11/01/42	550,722	0.1
1,514,000		Walgreen Co., 4.400%, 09/15/42	1,462,070	0.1
			9,068,376	0.8

		Energy 3.8%
825,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	746,625	0.1
200,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	185,500	0.0
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	1,039,882	0.1
375,000		Chesapeake Energy Corp., 6.625%, 08/15/20	411,563	0.0
325,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	336,375	0.0
1,467,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	1,699,886	0.1
533,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	563,078	0.1
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	2,081,266	0.2
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,238,525	0.1
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,327,743	0.1
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	2,256,981	0.2
1,244,000		Energy Transfer Partners, 9.700%, 03/15/19	1,679,699	0.1
1,000,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	967,210	0.1
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,842,376	0.2
1,250,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	1,395,375	0.1
1,800,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,816,934	0.2
1,156,000		Murphy Oil Corp., 2.500%, 12/01/17	1,162,575	0.1
1,542,000		Nexen, Inc., 7.500%, 07/30/39	2,253,147	0.2
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	657,839	0.1
1,440,000		ONEOK Partners L.P., 3.375%, 10/01/22	1,434,204	0.1
1,495,000		Petrobras International Finance Co.—Pifco, 3.500%, 02/06/17	1,547,868	0.1
1,457,000		Phillips 66, 2.950%, 05/01/17	1,546,198	0.1
2,936,000		Phillips 66, 4.300%, 04/01/22	3,231,282	0.3

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
830,000		Plains Exploration & Production Co., 8.625%, 10/15/19	$946,200	0.1
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,117,411	0.1
1,000,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	987,500	0.1
600,000	#	Thai Oil PCL, 3.625%, 01/23/23	606,676	0.1
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	907,513	0.1
2,600,000		Transocean, Inc., 2.500%, 10/15/17	2,636,839	0.2
1,070,000		Transocean, Inc., 3.800%, 10/15/22	1,056,917	0.1
2,042,000		Weatherford International Ltd., 5.950%, 04/15/42	2,115,263	0.2
969,000		Weatherford International Ltd., 6.750%, 09/15/40	1,072,623	0.1
			43,869,073	3.8

		Financials 11.7%
1,164,000		ACE INA Holdings, Inc., 4.150%, 03/13/43	1,179,201	0.1
3,513,600		Aegon NV, 2.040%, 07/29/49	2,215,764	0.2
1,770,000		American International Group, Inc., 5.850%, 01/16/18	2,077,281	0.2
1,257,000		American International Group, Inc., 8.175%, 05/15/58	1,698,521	0.1
617,000		Allstate Corp., 5.200%, 01/15/42	714,448	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,553,066	0.1
1,765,000		Assurant, Inc., 2.500%, 03/15/18	1,755,232	0.2
2,205,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	2,175,391	0.2
BRL 2,887,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,705,127	0.1
2,268,000		Bank of America Corp., 3.300%, 01/11/23	2,242,687	0.2
962,000		Bank of America Corp., 5.700%, 01/24/22	1,129,547	0.1
1,314,000		Bank of America Corp., 8.000%, 12/29/49	1,486,449	0.1
1,996,000	L	Barclays Bank PLC, 7.625%, 11/21/22	1,978,535	0.2
2,580,000		BBVA US Senior SAU, 4.664%, 10/09/15	2,647,284	0.2
436,000		Berkshire Hathaway Finance Corp., 4.400%, 05/15/42	436,408	0.0
1,522,000		Berkshire Hathaway, Inc., 3.000%, 02/11/23	1,548,684	0.1
1,611,000		BioMed Realty L.P., 4.250%, 07/15/22	1,687,956	0.1
777,000		Boston Properties L.P., 3.700%, 11/15/18	853,456	0.1
886,000		Citigroup, Inc., 3.375%, 03/01/23	895,665	0.1
1,046,000		Citigroup, Inc., 3.953%, 06/15/16	1,128,038	0.1
1,703,000		Citigroup, Inc., 4.050%, 07/30/22	1,763,881	0.2
1,025,000		Citigroup, Inc., 4.450%, 01/10/17	1,129,842	0.1
841,000		Citigroup, Inc., 4.500%, 01/14/22	937,368	0.1
624,000		Citigroup, Inc., 5.875%, 01/30/42	747,571	0.1
1,603,000		Citigroup, Inc., 5.900%, 12/29/49	1,673,543	0.1
958,000		Citigroup, Inc., 5.950%, 12/29/49	995,122	0.1
1,216,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	1,227,626	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,234,076	0.2
1,133,000		Digital Realty Trust L.P., 3.625%, 10/01/22	1,128,492	0.1
251,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	336,009	0.0
367,000		Discover Financial Services, 6.450%, 06/12/17	430,562	0.0
2,049,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	2,058,495	0.2
805,000		Discover Financial Services, 3.850%, 11/21/22	830,175	0.1
1,137,000		Equity One, Inc., 3.750%, 11/15/22	1,136,499	0.1
1,036,000		Federal Realty Investment Trust, 3.000%, 08/01/22	1,025,564	0.1
1,706,000		Fifth Third Bank/Cincinnati OH, 1.450%, 02/28/18	1,708,409	0.2
573,000		Ford Motor Credit Co. LLC, 3.000%, 06/12/17	588,466	0.1
1,065,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,349,334	0.1
849,000		General Electric Capital Corp., 3.150%, 09/07/22	845,898	0.1
525,000		General Electric Capital Corp., 3.350%, 10/17/16	564,257	0.1
692,000		General Electric Capital Corp., 5.300%, 02/11/21	795,055	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,320,533	0.1
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,982,147	0.2
1,073,000	L	Genworth Financial, Inc., 7.625%, 09/24/21	1,293,116	0.1
1,238,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,256,865	0.1
2,217,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,238,826	0.2
1,464,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	1,706,318	0.1
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,123,434	0.1

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
1,058,000		Hartford Financial Services Group, Inc., 5.125%, 04/15/22	$1,223,407	0.1
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	761,795	0.1
930,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	1,107,862	0.1
1,269,000	#	HBOS PLC, 6.750%, 05/21/18	1,417,417	0.1
1,530,000		Health Care REIT, Inc., 2.250%, 03/15/18	1,546,405	0.1
1,007,000		Healthcare Realty Trust, Inc., 3.750%, 04/15/23	1,004,053	0.1
1,301,000		HSBC Finance Corp., 6.676%, 01/15/21	1,542,782	0.1
418,000		HSBC Holdings PLC, 4.875%, 01/14/22	478,609	0.0
1,179,000		HSBC USA, Inc., 1.625%, 01/16/18	1,179,796	0.1
900,000	#	Hyundai Capital America, 4.000%, 06/08/17	969,949	0.1
3,950,000	#,L	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	4,180,802	0.4
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,223,660	0.1
794,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	776,742	0.1
559,000	#	IPIC GMTN Ltd., 3.750%, 03/01/17	600,925	0.1
800,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	932,000	0.1
326,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	347,581	0.0
4,345,000		JPMorgan Chase & Co., 3.250%, 09/23/22	4,350,253	0.4
506,000		JPMorgan Chase & Co., 4.500%, 01/24/22	555,920	0.0
1,439,000		JPMorgan Chase & Co., 5.400%, 01/06/42	1,660,999	0.1
2,275,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	2,531,338	0.2
905,000		MetLife, Inc., 4.125%, 08/13/42	852,209	0.1
1,267,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	1,274,572	0.1
789,000		Morgan Stanley, 3.750%, 02/25/23	799,742	0.1
1,600,000		Morgan Stanley, 3.800%, 04/29/16	1,698,862	0.1
2,746,000		Morgan Stanley, 4.750%, 03/22/17	3,032,768	0.3
1,039,000		Morgan Stanley, 5.500%, 07/28/21	1,193,871	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	469,800	0.0
1,630,000		Murray Street Investment Trust I, 4.647%, 03/09/17	1,784,661	0.2
DKK 11	X	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	—	—
1,186,000	#	Pacific LifeCorp, 5.125%, 01/30/43	1,155,992	0.1
1,177,000		PNC Bank NA, 2.950%, 01/30/23	1,173,483	0.1
1,544,000		Post Apartment Homes L.P., 3.375%, 12/01/22	1,563,901	0.1
1,462,000		Principal Financial Group, Inc., 3.125%, 05/15/23	1,468,284	0.1
1,007,000		Prudential Financial, Inc., 5.200%, 03/15/44	1,016,327	0.1
1,539,000		Prudential Financial, Inc., 5.625%, 06/15/43	1,600,560	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,181,023	0.1
506,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	550,275	0.0
1,764,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	2,169,720	0.2
2,309,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,398,501	0.2
1,221,000	#	Simon Property Group L.P., 1.500%, 02/01/18	1,218,717	0.1
682,000		Simon Property Group L.P., 4.750%, 03/15/42	712,108	0.1
923,000		SLM Corp., 4.625%, 09/25/17	960,122	0.1
1,391,000		SLM Corp., 5.500%, 01/25/23	1,384,091	0.1
755,000		SLM Corp., 6.000%, 01/25/17	824,837	0.1
1,007,000		SLM Corp., 8.000%, 03/25/20	1,171,896	0.1
2,759,000	#	Standard Chartered PLC, 3.950%, 01/11/23	2,755,317	0.2
2,000,000	#	Turkiye Vakiflar Bankasi Tao, 6.000%, 11/01/22	2,060,000	0.2
1,000,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,120,054	0.1
1,508,000		Wells Fargo & Co., 1.500%, 01/16/18	1,507,290	0.1
1,847,000		Wells Fargo & Co., 3.450%, 02/13/23	1,864,672	0.2
			134,892,173	11.7

		Health Care 2.2%
692,000		Aetna, Inc., 1.500%, 11/15/17	694,724	0.1
929,000		Aetna, Inc., 2.750%, 11/15/22	911,611	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	858,898	0.1
366,000		Amgen, Inc., 5.150%, 11/15/41	394,891	0.0
3,270,000		Celgene Corp., 3.250%, 08/15/22	3,316,185	0.3
1,018,000		Express Scripts Holding Co., 2.650%, 02/15/17	1,067,687	0.1
1,395,000		HCA, Inc., 7.250%, 09/15/20	1,546,706	0.1
884,000		Healthsouth Corp., 7.250%, 10/01/18	956,930	0.1
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,142,062	0.1

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
637,000		Kaiser Foundation Hospitals, 4.875%, 04/01/42	$699,164	0.1
870,000		Medtronic, Inc., 2.750%, 04/01/23	869,617	0.1
763,000		Medtronic, Inc., 4.000%, 04/01/43	746,792	0.1
1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,444,206	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,353,074	0.1
1,054,000	X	U.S. Oncology Escrow, 87.500%, 12/31/49	—	—
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	999,638	0.1
2,180,000		WellPoint, Inc., 3.700%, 08/15/21	2,307,755	0.2
2,171,000		WellPoint, Inc., 4.625%, 05/15/42	2,192,117	0.2
1,267,000	#	Zoetis, Inc., 1.875%, 02/01/18	1,277,222	0.1
1,774,000	#	Zoetis, Inc., 3.250%, 02/01/23	1,804,002	0.1
636,000	#	Zoetis, Inc., 4.700%, 02/01/43	652,991	0.0
			25,236,272	2.2

		Industrials 0.9%
1,230,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,366,837	0.1
1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,380,625	0.1
585,000		Ford Motor Co., 4.750%, 01/15/43	548,306	0.0
564,000		General Electric Co., 4.125%, 10/09/42	568,910	0.1
1,700,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,819,000	0.2
900,000		Lennar Corp., 4.750%, 12/15/17	947,250	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,283,916	0.2
1,076,000	#	Turlock Corp., 2.750%, 11/02/22	1,072,842	0.1
			9,987,686	0.9

		Information Technology 1.1%
1,120,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	1,232,000	0.1
2,391,000		eBay, Inc., 4.000%, 07/15/42	2,206,888	0.2
825,000	L	Hewlett-Packard Co., 2.600%, 09/15/17	832,615	0.1
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,769,271	0.2
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	696,565	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,344,719	0.1
1,455,000		Motorola Solutions, Inc., 3.750%, 05/15/22	1,494,017	0.1
835,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	947,725	0.1
966,000		Symantec Corp., 2.750%, 06/15/17	997,583	0.1
			12,521,383	1.1

		Materials 1.9%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,608,075	0.2
200,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22	203,248	0.0
250,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	274,687	0.0
2,570,000		Cabot Corp., 3.700%, 07/15/22	2,615,448	0.2
1,500,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,530,000	0.1
1,649,000	#	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	1,658,586	0.1
1,519,000	#	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	1,527,558	0.1
892,000	#	Freeport-McMoRan Copper & Gold, Inc., 5.450%, 03/15/43	886,210	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,133,932	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,880,625	0.2
730,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	737,578	0.1
284,000		RPM International, Inc., 3.450%, 11/15/22	282,265	0.0
960,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,104,000	0.1
1,975,000	L	Teck Resources Ltd., 3.750%, 02/01/23	1,932,761	0.2
1,028,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,094,546	0.1
2,017,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	2,036,944	0.2
827,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	891,566	0.1
			22,398,029	1.9

		Telecommunication Services 1.4%
1,608,000		AT&T, Inc., 5.350%, 09/01/40	1,730,663	0.2
425,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	468,562	0.0
450,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	502,875	0.0
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	705,116	0.1
770,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	873,950	0.1
2,600,000	#	Telefonica Chile SA, 3.875%, 10/12/22	2,567,230	0.2
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,492,153	0.1

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
4,455,000		Verizon Communications, Inc., 1.950%, 03/28/14	$3,885,828	0.3
571,000		Vodafone Group PLC, 2.950%, 02/19/23	570,745	0.1
1,889,000		Vodafone Group PLC, 4.375%, 02/19/43	1,813,147	0.2
1,200,000		Windstream Corp., 7.000%, 03/15/19	1,231,500	0.1
			15,841,769	1.4

		Utilities 1.7%
855,000		AES Corp., 8.000%, 10/15/17	1,009,969	0.1
1,191,000		Ameren Corp., 8.875%, 05/15/14	1,286,325	0.1
771,000		American Electric Power Co., Inc., 1.650%, 12/15/17	774,824	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	529,290	0.0
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	653,502	0.0
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	737,390	0.1
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,521,753	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	977,760	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	971,216	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,032,201	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,540,505	0.1
314,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	323,433	0.0
88,921	#	Juniper Generation, LLC, 6.790%, 12/31/14	84,025	0.0
596,000	#	Korea Gas Corp., 6.250%, 01/20/42	779,891	0.1
618,000		Metropolitan Edison, 7.700%, 01/15/19	795,009	0.1
709,000		Nevada Power Co., 7.125%, 03/15/19	917,864	0.1
521,000		Nisource Finance Corp., 5.950%, 06/15/41	595,253	0.0
645,000		Nisource Finance Corp., 6.125%, 03/01/22	773,907	0.1
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	766,752	0.1
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,221,799	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,325,390	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,048,068	0.1
			19,666,126	1.7

		Total Corporate Bonds/Notes (Cost $302,845,215)	315,166,748	27.4

COLLATERALIZED MORTGAGE OBLIGATIONS 17.1%
1,039,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	1,099,181	0.1
900,000	#	Arkle Master Issuer PLC, 1.990%, 05/17/60	924,468	0.1
1,320,000		Banc of America Commercial Mortgage Trust 2007-3, 5.623%, 06/10/49	1,304,417	0.1
2,730,197		Banc of America Alternative Loan Trust 2007-2, 6.000%, 06/25/37	2,181,994	0.2
1,600,413	#	Banc of America Funding Corp., 5.250%, 08/26/35	1,640,682	0.1
2,523,359		Banc of America Funding Corp., 5.500%, 02/25/35	2,596,126	0.2
684,902	#	Banc of America Large Loan, Inc., 1.603%, 06/15/18	679,495	0.1
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	925,191	0.1
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	1,083,086	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	2,059,098	0.2
1,140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.188%, 09/10/47	1,128,853	0.1
480,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.303%, 03/11/41	463,849	0.0
860,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	905,915	0.1
319,819	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	322,073	0.0
650,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	652,791	0.1
960,918	#	Bank of America-First Union NB Commercial Mortgage, 6.907%, 04/11/37	968,058	0.1
464,170		Bear Stearns Alternative-A Trust, 0.844%, 07/25/34	435,345	0.0

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
1,170,000	#	Bear Stearns Commercial Mortgage Securities, 5.581%, 04/12/38	$1,237,627	0.1
240,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	239,567	0.0
550,000		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	526,221	0.0
65,979	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	65,907	0.0
1,087,545		Chase Mortgage Finance Corp., 5.159%, 12/25/35	1,070,182	0.1
1,380,941		Chase Mortgage Finance Corp., 6.000%, 05/25/37	1,225,754	0.1
2,554,354		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36	2,613,913	0.2
883,122		Citicorp Mortgage Securities, Inc., 6.000%, 08/25/36	909,250	0.1
7,700,777	#,ˆ	Citigroup Commercial Mortgage Trust, 2.259%, 09/10/45	1,028,351	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.729%, 12/25/35	2,651,623	0.2
4,033,051		Citimortgage Alternative Loan Trust, 6.000%, 06/25/37	3,499,412	0.3
1,215,000		COMM 2007-C9 Mortgage Trust, 5.650%, 12/10/49	1,290,362	0.1
8,600,424	ˆ	COMM 2013-LC6 Mortgage Trust, 1.819%, 01/10/46	956,678	0.1
27,260,000	#,ˆ	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	1,450,431	0.1
7,830,068	ˆ	Commercial Mortgage Pass Through Certificates, 1.948%, 12/10/45	955,261	0.1
5,057,933	ˆ	Commercial Mortgage Pass Through Certificates, 1.966%, 08/15/45	641,914	0.1
6,923,233	ˆ	Commercial Mortgage Pass Through Certificates, 2.254%, 05/15/45	958,282	0.1
40,123		Commercial Mortgage Pass Through Certificates, 5.800%, 12/10/49	40,076	0.0
2,417,552		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	2,160,977	0.2
1,650,399		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, 06/25/37	1,534,064	0.1
737,167		Countrywide Home Loan Mortgage Pass-through Trust, 0.524%, 04/25/35	179,661	0.0
3,394,967		Countrywide Alternative Loan Trust, 0.324%, 06/25/36	2,417,899	0.2
310,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%, 12/15/39	342,278	0.0
1,285,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	1,326,910	0.1
1,800,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.309%, 12/15/35	1,860,858	0.2
450,894		Credit Suisse First Boston Mortgage Securities Corp., 7.490%, 08/15/36	451,527	0.0
1,842,393		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.324%, 08/25/36	1,210,208	0.1
2,405,271		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.394%, 10/25/36	1,315,729	0.1
1,986,920		First Horizon Alternative Mortgage Securities, 0.504%, 12/25/36	1,217,552	0.1
2,726,728		First Horizon Alternative Mortgage Securities, 6.250%, 02/25/37	2,397,905	0.2
1,986,920	ˆ	First Horizon Alternative Mortgage Securities, 6.496%, 12/25/36	460,864	0.0
4,250,592		First Horizon Alternative Mortgage Securities, 6.000%, 05/25/36	3,677,302	0.3
1,423,860		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,230,456	0.1
1,919,000	#	First Union National Bank Com Mort Pas Thr Cert Ser 2001 C4, 6.000%, 12/12/33	1,941,234	0.2
649,731	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	652,756	0.1
1,200,000	#	Fosse Master PLC, 1.703%, 10/18/54	1,224,432	0.1
1,776,176		Freddie Mac, 5.000%, 02/15/35	1,947,292	0.2
1,714,097		Freddie Mac, 5.500%, 07/15/37	1,979,011	0.2
2,034,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,986,367	0.2
666,465	#	Gracechurch Mortgage Financing PLC, 1.839%, 11/20/56	679,539	0.1

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
950,000		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	$988,451	0.1
8,822,210	ˆ	GS Mortgage Securities Corp. II, 2.408%, 11/10/45	1,337,721	0.1
771,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.644%, 08/10/38	709,571	0.1
39,392		GSR Mortgage Loan Trust, 0.704%, 06/25/35	37,055	0.0
1,892,979		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,729,883	0.1
809,783		GSR Mortgage Loan Trust, 5.500%, 07/25/35	830,846	0.1
1,161,000		GSR Mortgage Loan Trust, 6.000%, 01/25/37	1,133,743	0.1
2,900,000	#	Holmes Master Issuer PLC, 1.854%, 10/21/54	2,949,033	0.3
256,395		Homebanc Mortgage Trust, 1.064%, 08/25/29	231,882	0.0
1,540,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.553%, 10/15/37	1,338,837	0.1
942,117		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	809,200	0.1
15,265,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	437,434	0.0
13,206,641	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.956%, 12/15/47	1,606,345	0.1
17,198,846	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.044%, 06/16/45	1,959,220	0.2
247,363		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	247,266	0.0
508,652		JP Morgan Commercial Mortgage Finance Corp., 8.476%, 08/15/32	525,552	0.0
1,192,165		JP Morgan Mortgage Trust 2006-S4, 6.000%, 01/25/37	1,061,237	0.1
1,001,321		JP Morgan Mortgage Trust 2007-S2, 6.750%, 06/25/37	891,168	0.1
4,095,997		JP Morgan Mortgage Trust, 6.000%, 01/25/36	3,939,483	0.3
3,953,707		JP Morgan Mortgage Trust, 6.500%, 08/25/36	3,619,102	0.3
100,640		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	101,247	0.0
1,259,494	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	1,262,626	0.1
5,000,000	#	Lanark Master Issuer PLC, 1.689%, 12/22/54	5,116,175	0.4
500,000		LB Commercial Conduit Mortgage Trust, 5.864%, 07/15/44	579,182	0.1
1,080,000		LB Commercial Mortgage Trust 2007-C3, 5.864%, 07/15/44	1,064,621	0.1
1,420,000	#	LB Commercial Mortgage Trust 2007-C3, 5.864%, 07/15/44	1,642,871	0.1
770,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	747,224	0.1
1,240,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	1,054,967	0.1
53,905,001	#,ˆ	LB-UBS Commercial Mortgage Trust, 0.638%, 11/15/38	1,148,786	0.1
1,600,000		LB-UBS Commercial Mortgage Trust, 4.895%, 07/15/40	1,652,434	0.1
1,470,000		LB-UBS Commercial Mortgage Trust, 4.943%, 10/15/36	1,501,451	0.1
670,000		LB-UBS Commercial Mortgage Trust, 4.983%, 07/15/40	630,763	0.1
1,632,000	#	LB-UBS Commercial Mortgage Trust, 5.224%, 07/15/37	1,596,583	0.1
600,000	#	LB-UBS Commercial Mortgage Trust, 5.231%, 10/15/36	604,635	0.1
700,000	#	LB-UBS Commercial Mortgage Trust, 5.252%, 02/15/40	629,732	0.1
820,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	812,602	0.1
1,180,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	1,036,467	0.1
1,020,000		LB-UBS Commercial Mortgage Trust, 5.513%, 06/15/36	1,050,343	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.531%, 10/15/36	843,018	0.1
2,490,000		LB-UBS Commercial Mortgage Trust, 5.886%, 06/15/38	2,557,813	0.2
1,760,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	1,776,912	0.2
1,830,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	1,812,343	0.2
2,070,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,962,017	0.2
830,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	885,945	0.1
294,875		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	295,235	0.0
2,220,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	2,314,187	0.2

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
11,504,975	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.530%, 12/15/48	$961,127	0.1
13,946,607	#,ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.931%, 08/15/45	1,551,517	0.1
10,315,535	#,ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.190%, 11/15/45	1,301,854	0.1
410,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	410,941	0.0
420,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	403,407	0.0
1,320,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	842,791	0.1
1,460,000		Morgan Stanley Capital I, Inc., 5.419%, 06/15/38	1,509,597	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	242,337	0.0
1,246,000		Morgan Stanley Capital I, 5.073%, 08/13/42	1,306,623	0.1
3,410,000		Morgan Stanley Capital I, 5.172%, 08/13/42	3,465,377	0.3
850,000		Morgan Stanley Capital I, 5.202%, 08/13/42	801,615	0.1
1,000,000	#	Morgan Stanley Capital I, 5.214%, 01/13/41	1,013,103	0.1
1,300,000	#	Morgan Stanley Capital I, 5.254%, 09/15/47	1,368,787	0.1
1,330,000	#	Morgan Stanley Capital I, 5.254%, 09/15/47	1,436,432	0.1
1,477,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,509,709	0.1
1,080,000		Morgan Stanley Capital I, 5.336%, 01/14/42	1,079,511	0.1
850,000		Morgan Stanley Capital I, 5.300%, 06/15/40	874,919	0.1
811,000		Morgan Stanley Capital I, 5.793%, 07/12/44	888,798	0.1
203,143	#	Morgan Stanley Capital I, 7.350%, 07/15/32	211,437	0.0
791,000	#	Morgan Stanley Dean Witter Capital I, 5.826%, 03/12/35	789,648	0.1
600,000	#	Morgan Stanley Dean Witter Capital I, 7.373%, 07/15/33	619,704	0.1
1,044,000	#	Morgan Stanley Reremic Trust, 5.466%, 12/17/43	1,068,215	0.1
635,604		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	547,763	0.0
1,410,000	#	Queens Center Mortgage Trust 2013-QC, 3.275%, 01/11/37	1,423,265	0.1
1,470,000	#	Queens Center Mortgage Trust 2013-QC, 3.474%, 01/11/37	1,443,325	0.1
1,252,120		RALI Trust, 6.000%, 09/25/35	1,206,973	0.1
19,124,355	#,ˆ	RBSCF Trust, 0.969%, 04/15/24	297,661	0.0
2,680,000	#	RBSCF Trust, 5.305%, 01/16/49	2,722,093	0.2
4,312,212		Residential Accredit Loans, Inc., 0.374%, 01/25/37	3,178,594	0.3
1,662,502		Residential Accredit Loans, Inc., 0.654%, 12/25/36	849,166	0.1
2,940,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	2,981,086	0.3
2,304,000	#,L	Silverstone Master Issuer PLC, 1.852%, 01/21/55	2,364,959	0.2
2,030,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	2,040,527	0.2
424,327		Structured Adjustable Rate Mortgage Loan Trust, 2.792%, 09/25/34	426,772	0.0
567,089		Structured Asset Mortgage Investments, Inc., 0.683%, 04/19/35	545,267	0.0
671,081		Structured Asset Securities Corp., 5.500%, 05/25/35	692,990	0.1
8,024,715	#,ˆ	UBS-Barclays Commercial Mortgage Trust, 1.820%, 05/10/63	832,252	0.1
1,620,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	1,786,141	0.2
391,973		WaMu Mortgage Pass Through Certificates, 2.463%, 10/25/35	392,019	0.0
1,071,298		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	973,964	0.1
2,288,690		Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, 11/25/35	1,946,623	0.2
1,064,464		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,138,684	0.1
4,227,624		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	3,658,520	0.3
9,597,309	#,ˆ	Wells Fargo Mortgage Backed Securities Trust, 1.604%, 06/15/45	1,049,446	0.1
7,238,495	#,ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.250%, 08/15/45	968,621	0.1
1,799,064		Wells Fargo Mortgage Backed Securities Trust, 5.500%, 11/25/35	1,858,032	0.2
2,614,754		Wells Fargo Mortgage Backed Securities Trust, 5.582%, 04/25/36	2,581,237	0.2

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
1,450,905		Wells Fargo Mortgage Backed Securities Trust, 6.000%, 03/25/37	$1,423,565	0 .1

		Total Collateralized Mortgage Obligations (Cost $188,762,511)	196,976,456	17.1

ASSET-BACKED SECURITIES 6.6%
		Automobile Asset-Backed Securities 0.3%
1,000,000	#	Motor PLC, 1.286%, 02/25/20	1,004,094	0.1
1,500,000	#	SMART Trust, 1.590%, 10/14/16	1,517,832	0.1
1,000,000		SMART Trust/Australia, 1.050%, 10/14/18	997,626	0.1
			3,519,552	0.3

		Credit Card Asset-Backed Securities 0.5%
2,500,000	#	Cards II Trust, 0.653%, 09/15/17	2,513,046	0.2
1,250,000	#	Gracechurch Card Funding PLC, 0.903%, 02/15/17	1,263,298	0.1
2,200,000	#	Penarth Master Issuer PLC, 0.773%, 03/18/14	2,211,117	0.2
			5,987,461	0.5

		Home Equity Asset-Backed Securities 0.4%
1,049,330		Freddie Mac Structured Pass-Through Securities, 0.454%, 05/25/31	1,033,509	0.1
44,282		Freddie Mac Structured Pass-Through Securities, 0.504%, 01/25/32	42,901	0.0
4,186,095		GSAA Trust, 0.264%, 10/25/36	2,219,386	0.2
3,788,254		GSAA Trust, 0.294%, 12/25/36	1,980,183	0.1
53,461		Residential Asset Securities Corp., 0.804%, 06/25/32	37,930	0.0
			5,313,909	0.4

		Other Asset-Backed Securities 5.4%
875,883	#	Aimco CDO, 0.552%, 10/20/19	857,415	0.1
500,000	#	Apidos CDO I Ltd., 1.051%, 07/27/17	481,903	0.0
940,000	#	Apidos CDO II, 1.101%, 12/21/18	883,255	0.1
1,180,427	#	ARES X CLO Ltd., 2.280%, 09/18/17	1,172,759	0.1
460,104	#	Atrium CDO Corp., 0.617%, 10/27/16	457,497	0.0
725,000	#	Atrium III, 2.287%, 10/27/16	709,133	0.1
1,750,000	#	Atrium IV, 1.030%, 06/08/19	1,680,161	0.1
750,000	#	Atrium IV, 2.130%, 06/08/19	722,395	0.1
3,416,501	#	Black Diamond CLO Ltd., 0.550%, 06/20/17	3,399,323	0.3
2,076,625	#	Castle Garden Funding, 0.547%, 10/27/20	2,052,817	0.2
600,000	#	Castle Garden Funding, 5.037%, 10/27/20	600,798	0.0
1,000,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,077,279	0.1
2,950,000	#	Centurion CDO VII Ltd, 1.702%, 01/30/16	2,936,548	0.3
76,239		Chase Funding Trust Series 2003-5, 0.804%, 07/25/33	70,181	0.0
2,225,000	#	Clydesdale CLO 2005 Ltd, 0.755%, 12/06/17	2,170,608	0.2
1,250,000	#	Clydesdale Strategic CLO Ltd., 1.289%, 01/20/17	1,245,226	0.1
2,080,000		CNH Equipment Trust, 0.870%, 11/15/19	2,075,711	0.2
2,859,000		Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	2,712,934	0.2
700,857		Credit-Based Asset Servicing and Securitization, LLC, 4.670%, 08/25/35	709,929	0.1
927,017	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	937,709	0.1
2,206,907	#	Emporia Preferred Funding II Corp., 0.583%, 10/18/18	2,185,718	0.2
2,100,000	#	Emporia Preferred Funding, 0.803%, 10/18/18	1,985,199	0.2
493,709	#	First CLO Ltd., 1.281%, 12/14/16	492,634	0.0
625,000	#	Galaxy CLO Ltd, 0.753%, 04/17/17	622,319	0.0
1,274,860	#	Grayston CLO Ltd., 1.590%, 08/15/16	1,274,976	0.1
1,514,000	#	Gulf Stream—Compass CLO 2005-I Ltd., 1.040%, 05/15/17	1,491,301	0.1
3,075,000	#	Gulf Stream—Compass CLO 2005-I Ltd, 2.190%, 05/15/17	2,945,835	0.3
2,250,000	#	Gulf Stream—Sextant CLO Ltd., 0.629%, 08/21/20	2,186,921	0.2
3,100,000	#	Gulf Stream Compass CLO Ltd., 0.710%, 05/15/17	3,078,477	0.3
993,514	#	Gulf Stream Compass CLO Ltd., 1.554%, 07/15/16	987,759	0.1
1,000,000	#	Hewett’s Island CDO Ltd., 1.480%, 12/15/16	978,710	0.1
1,060,000	#	Hewett’s Island CLO II Ltd., 2.680%, 12/15/16	1,059,936	0.1
1,125,000	#	Integral Funding, Inc., 4.804%, 09/27/17	1,124,888	0.1
2,900,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	2,865,046	0.2
2,725,000	#	Landmark VI CDO Ltd, 0.805%, 01/14/18	2,647,752	0.2
419,278		Lehman XS Trust, 0.484%, 08/25/35	395,601	0.0
1,865,681	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	1,840,715	0.2
880,000	#	Madison Park Funding I Ltd., 2.192%, 05/10/19	853,245	0.1

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
680,000		Madison Park Funding I Ltd., 5.042%, 05/10/19	$680,548	0.1
1,425,000	#	Marathon CLO I Ltd, 2.201%, 07/26/19	1,419,712	0.1
1,550,000	#	Morgan Stanley Investment Management Croton Ltd, 0.754%, 01/15/18	1,504,712	0.1
1,000,000	#	Oak Hill Credit Partners IV Ltd, 1.990%, 05/17/21	913,766	0.1
1,075,000	#	Whitney CLO Ltd, 2.387%, 03/01/17	1,065,502	0.1
285,117	#	Wind River CLO Ltd., 0.610%, 12/19/16	283,043	0.0
			61,837,896	5.4

		Total Asset-Backed Securities (Cost $75,762,994)	76,658,818	6.6

U.S. TREASURY OBLIGATIONS 12.8%

		U.S. Treasury Bonds 2.2%
10,830,000		2.000%, due 02/15/23	10,977,223	0.9
15,685,000		2.750%, due 11/15/42	14,572,353	1.3
			25,549,576	2.2

		U.S. Treasury Notes 10.6%
28,525,000		0.250%, due 02/28/15	28,531,703	2.5
54,953,000		0.375%, due 03/15/16	55,000,260	4.8
21,222,000		0.750%, due 02/28/18	21,230,298	1.8
11,522,000		0.750%, due 03/31/18	11,514,799	1.0
5,256,000		1.250%, due 02/29/20	5,269,550	0.5
			121,546,610	10.6

		Total U.S. Treasury Obligations (Cost $146,893,322)	147,096,186	12.8

U.S. GOVERNMENT AGENCY OBLIGATIONS 30.9%
		Federal Home Loan Mortgage Corporation 7.1%##
126,254		0.553%, due 02/15/32	126,513	0.0
1,756,000	W	3.000%, due 11/15/26	1,840,782	0.2
3,524,856		3.000%, due 02/01/27	3,727,452	0.3
1,842,587		3.000%, due 02/01/27	1,948,492	0.2
673,210		3.303%, due 03/15/38	716,073	0.1
1,459,000	W	3.500%, due 08/15/41	1,532,121	0.1
3,263,718	ˆˆ	4.000%, due 01/15/36	3,113,795	0.3
4,198,836		4.000%, due 10/01/41	4,464,369	0.4
1,784,520		4.000%, due 10/01/41	1,897,372	0.2
5,826,537		4.000%, due 12/01/41	6,195,004	0.5
8,293,357	ˆ	4.500%, due 12/15/40	1,566,652	0.1
2,825,302		4.500%, due 08/01/41	3,029,135	0.3
938,218		4.500%, due 08/01/41	1,005,907	0.1
3,233,814		4.500%, due 09/01/41	3,462,573	0.3
4,103,520		4.500%, due 10/01/41	4,399,572	0.4
1,903,041		4.500%, due 01/15/42	2,010,180	0.2
1,697,321	ˆ	4.788%, due 03/15/33	1,831,058	0.2
248,468		4.841%, due 04/01/35	267,309	0.0
104,104	ˆ	5.000%, due 05/15/17	649	0.0
858,008		5.000%, due 12/15/17	918,109	0.1
62,170		5.000%, due 02/15/32	62,590	0.0
1,496,796		5.000%, due 02/15/35	1,673,291	0.1
592,611		5.000%, due 02/15/35	619,120	0.0
599,033		5.000%, due 01/01/41	650,019	0.0
1,501,328		5.500%, due 11/15/22	1,637,101	0.1
136,029		5.500%, due 07/15/32	136,537	0.0
1,990,515		5.500%, due 12/15/32	2,245,501	0.2
832,027		5.500%, due 09/15/34	926,231	0.1
7,992,682		5.500%, due 02/15/36	8,942,164	0.8
1,485,739		5.500%, due 08/15/36	1,741,249	0.1
964,184		5.500%, due 05/15/37	1,069,760	0.1
2,691,391		5.500%, due 06/15/37	2,995,630	0.3
24,737		5.608%, due 05/01/37	26,693	0.0
14,649,836	ˆ	5.797%, due 05/15/36	2,146,958	0.2
5,400,608	ˆ	5.847%, due 07/15/40	967,013	0.1
2,200		6.000%, due 04/01/14	2,247	0.0
9,253		6.000%, due 12/01/28	10,336	0.0
22,860		6.000%, due 01/01/29	25,534	0.0
600,578		6.000%, due 01/15/29	672,215	0.1
586,182		6.000%, due 01/15/29	665,976	0.0
707,394		6.000%, due 07/15/32	806,385	0.1
551,424	ˆ	6.000%, due 04/15/33	97,859	0.0
3,907,190		6.000%, due 10/15/37	4,424,213	0.4
8,573,819	ˆ	6.282%, due 06/15/36	1,502,125	0.1
4,858,042	ˆ	6.347%, due 05/15/41	1,100,033	0.1
15,740,602	ˆ	6.397%, due 09/15/34	2,087,407	0.2
21,847		6.500%, due 01/01/24	24,468	0.0
24,553		6.500%, due 12/01/31	28,450	0.0
19,843		7.000%, due 11/01/31	23,364	0.0
9,527		7.000%, due 03/01/32	11,157	0.0
			81,374,743	7.1

		Federal National Mortgage Association 17.7%##
214,465		0.603%, due 04/18/28	215,307	0.0
108,396		0.700%, due 10/25/33	109,171	0.0
130,186		0.754%, due 01/25/32	131,387	0.0
25,000,000	W	2.500%, due 11/25/26	25,886,720	2.2
19,461,000	W	3.000%, due 12/25/26	20,466,739	1.8
2,586,516		3.000%, due 10/01/27	2,722,146	0.2
22,990,000	W	3.000%, due 05/01/43	23,654,554	2.1
31,385,000	W	3.500%, due 09/25/41	33,150,406	2.9
13,727,031	ˆ	3.500%, due 06/25/42	2,224,979	0.2
893,479	ˆ	4.000%, due 11/01/18	60,109	0.0
8,466,000	W	4.000%, due 04/25/39	9,028,196	0.8
18,706,000	W	4.000%, due 12/15/39	20,352,274	1.8
8,507,493	ˆ	4.000%, due 04/25/41	1,550,717	0.1
2,154,928		4.000%, due 02/01/42	2,299,779	0.2
1,992,462		4.000%, due 03/01/42	2,134,176	0.2
886,355		4.000%, due 03/01/42	949,397	0.1
744,689		4.000%, due 06/01/42	797,655	0.1
1,755,059		4.000%, due 07/01/42	1,879,887	0.2
1,063,335		4.000%, due 07/01/42	1,138,965	0.1
5,611,777		4.000%, due 07/01/42	6,010,915	0.5
906,558		4.000%, due 07/01/42	971,037	0.1
5,610,984		4.000%, due 07/01/42	6,010,065	0.5
1,032,979		4.500%, due 11/01/40	1,114,724	0.1
1,559,200		4.500%, due 11/01/40	1,682,588	0.1
15,090		4.500%, due 12/01/40	16,284	0.0
24,038		4.500%, due 12/01/40	25,940	0.0
24,466		4.500%, due 01/01/41	26,402	0.0
30,559		4.500%, due 01/01/41	32,978	0.0
5,497,394		4.500%, due 09/01/41	5,935,869	0.5
2,217,354		4.500%, due 10/01/41	2,394,212	0.2
736,126		4.500%, due 11/01/41	794,840	0.1
198,569		5.000%, due 05/25/32	200,460	0.0
613,817		5.000%, due 06/01/33	668,939	0.1
877,480		5.000%, due 07/25/34	903,362	0.1
540,931		5.000%, due 07/01/35	582,710	0.1
1,466,093		5.000%, due 07/01/35	1,594,879	0.1
1,666,620		5.000%, due 08/01/35	1,810,036	0.2
197,638		5.000%, due 10/01/35	214,645	0.0
809,443		5.000%, due 01/01/36	879,051	0.1
531,585		5.000%, due 02/01/36	577,300	0.1
1,162,689		5.000%, due 07/01/36	1,267,101	0.1
1,494,996		5.000%, due 07/01/37	1,629,250	0.1
655,413		5.000%, due 11/01/40	736,391	0.1
496,914		5.000%, due 02/01/41	539,674	0.0

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
307,857		5.000%, due 05/01/41	$338,967	0.0
1,226,067		5.000%, due 06/01/41	1,349,964	0.1
816,589		5.000%, due 06/01/41	899,107	0.1
41,300		5.500%, due 02/01/18	45,229	0.0
574,000		5.500%, due 08/25/34	631,144	0.1
1,054,485		5.500%, due 03/01/37	1,156,924	0.1
17,425,194	ˆ	5.946%, due 11/25/39	2,194,412	0.2
57,688		6.000%, due 08/01/16	61,140	0.0
561		6.000%, due 12/01/16	594	0.0
27,129		6.000%, due 03/01/17	28,753	0.0
3,169		6.000%, due 07/01/17	3,401	0.0
239,261		6.000%, due 09/01/17	256,750	0.0
15,070		6.000%, due 11/01/17	15,972	0.0
16,906		6.000%, due 10/01/18	18,225	0.0
321,807		6.000%, due 07/25/29	362,436	0.0
757,646		6.000%, due 07/25/29	853,302	0.1
599,184		6.000%, due 04/25/31	680,441	0.1
884,234	ˆ	6.000%, due 08/25/33	147,738	0.0
398,533		6.000%, due 09/01/36	437,622	0.0
382,002		6.000%, due 12/01/37	423,070	0.0
756,662		6.000%, due 02/01/38	845,586	0.1
1,385,558	ˆ	6.496%, due 08/25/26	181,865	0.0
6,692		6.500%, due 02/01/28	7,478	0.0
6,500		6.500%, due 07/01/29	7,636	0.0
352		6.500%, due 06/01/31	415	0.0
154,277		6.500%, due 07/01/31	180,198	0.0
493		6.500%, due 09/01/31	561	0.0
1,377		6.500%, due 09/01/31	1,623	0.0
47,960		6.500%, due 11/01/31	56,537	0.0
22,979		6.500%, due 04/01/32	27,124	0.0
5,644		6.500%, due 08/01/32	6,662	0.0
2,477		6.500%, due 08/01/32	2,924	0.0
28,710		6.500%, due 01/01/33	33,888	0.0
59,314		6.500%, due 02/01/33	70,086	0.0
168,042		6.500%, due 12/01/33	198,560	0.0
4,187,980	ˆ	6.536%, due 01/25/37	731,701	0.1
14,275,255	ˆ	6.546%, due 10/25/35	2,509,273	0.2
25,789		7.000%, due 12/01/27	30,645	0.0
19,573		7.000%, due 01/01/30	23,359	0.0
12,405		7.000%, due 10/01/31	14,794	0.0
6,460		7.000%, due 03/01/32	7,704	0.0
1,010,705	ˆ	7.482%, due 02/17/29	195,054	0.0
4,538		7.500%, due 09/01/30	5,537	0.0
4,049		7.500%, due 10/01/30	4,669	0.0
15,707		7.500%, due 10/01/30	17,352	0.0
9,697		7.500%, due 09/01/31	11,879	0.0
36,297		7.500%, due 02/01/32	42,723	0.0
1,254,093		22.219%, due 01/25/35	1,705,851	0.2
89,546		27.783%, due 02/25/34	127,836	0.0
1,034,969		32.429%, due 11/25/36	1,686,793	0.1
			204,013,720	17.7

		Government National Mortgage Association 6.1%
5,440		1.750%, due 04/20/28	5,723	0.0
15,493,000	W	3.000%, due 05/01/43	16,156,294	1.4
34,409,000	W	3.500%, due 05/15/43	36,909,029	3.2
1,287,405		4.000%, due 11/20/40	1,403,442	0.1
2,680,559		4.000%, due 10/20/41	2,800,632	0.2
1,427,303		4.500%, due 10/15/39	1,584,796	0.1
1,333,928		4.500%, due 11/15/39	1,481,119	0.1
1,214,409		4.500%, due 11/15/39	1,348,411	0.1
320,379		4.500%, due 12/15/39	355,731	0.0
394,386		4.500%, due 08/20/41	434,652	0.0
8,780,071	ˆ	5.000%, due 06/16/39	300,670	0.0
1,230,291		5.140%, due 10/20/60	1,407,959	0.1
779,644		5.288%, due 10/20/60	896,721	0.1
9,269,416	ˆ	5.647%, due 06/20/40	1,436,087	0.1
4,465,619	ˆ	5.997%, due 06/20/38	536,671	0.1
6,332,033	ˆ	5.997%, due 04/20/39	929,805	0.1
4,882,061	ˆ	6.097%, due 05/20/39	537,027	0.1
4,843,319	ˆ	6.197%, due 04/20/38	706,803	0.1
1,862,161	ˆ	6.297%, due 05/16/38	300,001	0.0
5,376,477	ˆ	6.347%, due 01/20/38	580,167	0.1
131,646		6.500%, due 09/16/38	154,164	0.0
3,250,882	ˆ	6.567%, due 02/16/35	664,525	0.1
209,358	ˆ	8.047%, due 06/16/31	25,822	0.0
			70,956,251	6.1

		Total U.S. Government Agency Obligations (Cost $345,515,754)	356,344,714	30.9

FOREIGN GOVERNMENT BONDS 11.0%
RUB 135,600,000	#	AHML Finance, 7.750%, 02/13/18	4,390,685	0.4
939,784		Argentina Government International Bond, 2.500%, 12/31/38	298,381	0.0
943,642		Argentina Government International Bond, 8.280%, 12/31/33	514,285	0.0
600,000		City of Buenos Aires, 9.950%, 03/01/17	513,000	0.0
1,200,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,248,000	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	402,000	0.0
332,600	#,±	Belize Government International Bond, 5.000%, 02/20/38	231,988	0.0
BRL 5,850,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	2,968,489	0.3
BRL 44,908,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	22,667,219	2.0
2,768,000	L	Brazilian Government International Bond, 2.625%, 01/05/23	2,664,200	0.2
500,000	#	Caixa Economica Federal, 3.500%, 11/07/22	480,000	0.0
1,200,000	L	Colombia Government International Bond, 2.625%, 03/15/23	1,155,000	0.1
500,000		Colombia Government International Bond, 7.375%, 03/18/19	646,250	0.1
760,000		Colombia Government International Bond, 8.125%, 05/21/24	1,097,820	0.1
410,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	451,000	0.0
400,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	369,983	0.0
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	351,225	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	546,000	0.1
272,000		Croatia Government International Bond, 6.375%, 03/24/21	293,896	0.0

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	$244,412	0.0
600,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	638,573	0.1
400,000		Financing of Infrastrucural Projects State Enterprise, 9.000%, 12/07/17	416,000	0.0
691,000		Gabonese Republic, 8.200%, 12/12/17	843,020	0.1
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	294,750	0.0
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,037,500	0.1
156,000		Hungary Government International Bond, 5.375%, 02/21/23	147,615	0.0
HUF 666,600,000		Hungary Government International Bond, 6.000%, 11/24/23	2,748,519	0.2
644,000		Hungary Government International Bond, 6.375%, 03/29/21	666,540	0.1
HUF 610,370,000		Hungary Government International Bond, 7.000%, 06/24/22	2,701,691	0.2
260,000		Hungary Government International Bond, 7.625%, 03/29/41	266,500	0.0
1,759,000		Indonesia Government International Bond, 3.750%, 04/25/22	1,789,783	0.2
1,320,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	1,343,100	0.1
1,246,000	±	Ivory Coast Government International Bond, 5.750%, 12/31/32	1,161,895	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	703,500	0.1
1,079,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,092,488	0.1
228,000		Lebanon Government International Bond, 8.250%, 04/12/21	262,200	0.0
1,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	1,351,625	0.1
264,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	324,390	0.0
900,000	#,L	Mongolia Government International Bond, 5.125%, 12/05/22	843,750	0.1
500,000		Morocco Government International Bond, 4.250%, 12/11/22	512,750	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	615,300	0.1
850,000		Namibia International Bonds, 5.500%, 11/03/21	943,500	0.1
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	406,000	0.0
144,000		Panama Government International Bond, 5.200%, 01/30/20	168,624	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	926,887	0.1
818,000		Peruvian Government International Bond, 5.625%, 11/18/50	982,418	0.1
229,400		Petroleos de Venezuela SA, 4.900%, 10/28/14	221,371	0.0
456,000		Petroleos de Venezuela SA, 8.500%, 11/02/17	444,600	0.0
2,701,900	L	Petroleos de Venezuela SA, 9.000%, 11/17/21	2,573,560	0.2
323,000	#	Petroleos Mexicanos, 3.500%, 01/30/23	323,000	0.0
1,073,000		Petroleos Mexicanos, 5.500%, 01/21/21	1,236,633	0.1
310,000		Petroleos Mexicanos, 5.500%, 06/27/44	320,540	0.0
350,000		Petroleos Mexicanos, 8.000%, 05/03/19	449,750	0.0
530,417		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	583,458	0.1
2,798,000		Philippine Government International Bond, 4.000%, 01/15/21	3,098,785	0.3
706,000		Poland Government International Bond, 3.000%, 03/17/23	685,526	0.1
418,000		Poland Government International Bond, 5.000%, 03/23/22	478,581	0.0
1,400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	1,552,250	0.1
1,689,000		Republic of Belarus, 8.750%, 08/03/15	1,765,005	0.2
332,000		Republic of Ghana, 8.500%, 10/04/17	380,970	0.0
600,000		Republic of Iraq, 5.800%, 01/15/28	553,500	0.1
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	966,500	0.1
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	605,400	0.1
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	133,848	0.0
524,000		Romanian Government International Bond, 6.750%, 02/07/22	611,770	0.1
2,800,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,974,720	0.3
600,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	637,440	0.1
RUB 186,938,000		Russian Federal Bond—OFZ, 8.150%, 02/03/27	6,500,806	0.6

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
658,750		Russian Foreign Bond—Eurobond, 7.500%, 03/31/30	$817,344	0.1
RUB 318,372,000		Russian Federal Bond—OFZ, 7.050%, 01/19/28	10,088,686	0.9
800,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	884,000	0.1
630,000	#	Republic of Serbia, 5.250%, 11/21/17	652,050	0.1
350,000		Republic of Serbia, 7.250%, 09/28/21	388,938	0.0
ZAR 65,068,047		South Africa Government Bond, 6.250%, 03/31/36	5,681,476	0.5
ZAR 12,820,700		South Africa Government Bond, 6.500%, 02/28/41	1,133,295	0.1
ZAR 37,180,150		South Africa Government Bond, 8.750%, 02/28/48	4,250,072	0.4
500,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	521,250	0.0
700,000		State Oil Co. of the Azerbaijan Republic, 5.450%, 02/09/17	749,000	0.1
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,540,000	0.1
678,000		Turkey Government International Bond, 5.125%, 03/25/22	747,495	0.1
200,000		Turkey Government International Bond, 6.250%, 09/26/22	237,500	0.0
2,363,000		Turkey Government International Bond, 7.375%, 02/05/25	3,024,640	0.3
2,237,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,432,961	0.2
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	368,130	0.0
189,180	&,L	Uruguay Government International Bond, 7.875%, 01/15/33	275,635	0.0
800,000		Vietnam Government International Bond, 6.750%, 01/29/20	936,000	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	298,875	0 .0

		Total Foreign Government Bonds (Cost $128,527,225)	126,848,111	11 .0

Shares			Value	Percentage of Net Assets
PREFERRED STOCK 0.8%
		Financials 0.8%
56,000	P	The Bank of New York Mellon Corp.	1,416,240	0.1
23,000	P	Citigroup Capital XIII	657,570	0.1
92,000	P	Discover Financial Services	2,377,280	0.2
64,000	P	PNC Financial Services Group, Inc.	1,770,880	0.2
45,155	P	US Bancorp	1,257,115	0.1
49,000	P	US Bancorp	1,463,140	0.1

		Total Preferred Stock (Cost $8,293,125)	8,942,225	0.8

		Total Long-Term Investments (Cost $1,196,600,146)	1,228,033,258	106.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS 11.1%
	Securities Lending Collateralcc(1) 0.8%
465,998	BNP Paribas Bank, Repurchase Agreement dated 03/28/13, 0.16%, due 04/01/13 (Repurchase Amount $466,006, collateralized by various U.S. Government Securities, 2.250%, Market Value plus accrued interest $475,318, due 05/31/14)	465,998	0.0
2,213,693	Citigroup, Inc., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government and U.S. Government Agency Obligation, 0.000%–6.000%, Market Value plus accrued interest $2,257,968, due 03/31/13–03/15/53)	2,213,693	0.2
2,213,693	Goldman Sachs & Co., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government Agency Obligations, 2.500%–7.000%, Market Value plus accrued interest $2,257,967, due 09/01/22–04/01/43)	2,213,693	0.2
2,213,693	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/28/13, 0.20%, due 04/01/13 (Repurchase Amount $2,213,742, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,257,968, due 04/25/13–01/01/47)	2,213,693	0.2

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Principal Amount†			Value	Percentage of Net Assets
2,213,693		Royal Bank of Canada, Repurchase Agreement dated 03/28/13, 0.22%, due 04/01/13 (Repurchase Amount $2,213,746, collateralized by various U.S. Government Agency Obligations, 2.500%–4.000%, Market Value plus accrued interest $2,257,967, due 07/01/27–04/01/43)	$2,213,693	0.2
			9,320,770	0.8

		Foreign Government Bonds 0.5%
MXN 60,000,000	Z	Mexico Cetes, 4.110%, 09/19/13 (Cost $4,766,815)	4,764,170	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds 9.8%
113,473,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $113,473,000)	113,473,000	9 .8

	Total Short-Term Investments (Cost $127,560,585)	127,557,940	11.1

	Total Investments in Securities (Cost $1,324,160,731)	$1,355,591,198	117.7
	Liabilities in Excess of Other Assets	(203,394,838)	(17 .7)
	Net Assets	$1,152,196,360	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

&	Payment-in-kind

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2013.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

ˆˆ	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real

DKK	Danish Krone

HUF	Hungarian Forint

MXN	Mexican Peso

RUB	Russian Ruble

ZAR	South African Rand

Cost for federal income tax purposes is $1,324,534,441.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$40,244,962
Gross Unrealized Depreciation	(9,188,205)
Net Unrealized Appreciation	$31,056,757

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Preferred Stock	$8,942,225	$—	$—	$8,942,225
Corporate Bonds/Notes	—	315,166,748	—	315,166,748
Collateralized Mortgage Obligations	—	196,976,456	—	196,976,456
Short-Term Investments	113,473,000	14,084,940	—	127,557,940
U.S. Treasury Obligations	—	147,096,186	—	147,096,186
Foreign Government Bonds	—	126,848,111	—	126,848,111
Asset-Backed Securities	—	76,658,818	—	76,658,818
U.S. Government Agency Obligations	—	356,344,714	—	356,344,714
Total Investments, at fair value	$122,415,225	$1,233,175,973	$—	$1,355,591,198
Other Financial Instruments+
Swaps	—	52,828	—	52,828
Futures	18,233	—	—	18,233
Forward Foreign Currency Contracts	—	2,836,073	—	2,836,073
Total Assets	$122,433,458	$1,236,064,874	$—	$1,358,498,332
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(2,673,708)	$—	$(2,673,708)
Futures	(603,559)	—	—	(603,559)
Forward Foreign Currency Contracts	—	(2,786,944)	—	(2,786,944)
Total Liabilities	$(603,559)	$(5,460,652)	$—	$(6,064,211)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At March 31, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Hungarian Forint	754,948,350	Buy	04/19/13	$3,309,000	$3,172,900	$(136,100)
Barclays Bank PLC	Hungarian Forint	250,708,930	Buy	04/19/13	1,101,000	1,053,681	(47,319)
Barclays Bank PLC	Brazilian Real	3,197,629	Buy	04/05/13	1,593,000	1,581,863	(11,137)
Barclays Bank PLC	Singapore Dollar	1,645	Buy	06/14/13	1,325	1,326	1
Barclays Bank PLC	South Korean Won	5,001,704,400	Buy	06/14/13	4,477,000	4,477,601	601
Barclays Bank PLC	Polish Zloty	4,546,014	Buy	06/14/13	1,415,000	1,387,754	(27,246)
Barclays Bank PLC	Czech Koruna	168,740,865	Buy	06/14/13	8,562,375	8,396,098	(166,277)
Barclays Bank PLC	Peruvian Nuevo Sol	59,566	Buy	06/14/13	22,937	22,953	16
Barclays Bank PLC	South African Rand	13,015,950	Buy	06/14/13	1,425,000	1,401,414	(23,586)
Credit Suisse Group AG	Russian Ruble	92,278,395	Buy	04/19/13	3,047,000	2,958,435	(88,565)
Citigroup, Inc.	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Citigroup, Inc.	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Citigroup, Inc.	Brazilian Real	2,799,861	Buy	04/05/13	1,415,000	1,385,087	(29,913)
Citigroup, Inc.	Brazilian Real	476,208	Buy	04/05/13	239,000	235,579	(3,421)
Citigroup, Inc.	EU Euro	1,136,607	Buy	04/19/13	1,491,380	1,457,122	(34,258)
Citigroup, Inc.	Brazilian Real	5,678,600	Buy	04/05/13	2,842,000	2,809,196	(32,804)
Citigroup, Inc.	South Korean Won	93,729,740	Buy	06/14/13	83,823	83,909	86
Citigroup, Inc.	Polish Zloty	356,101	Buy	06/14/13	108,656	108,707	51
Citigroup, Inc.	Polish Zloty	4,535,438	Buy	06/14/13	1,416,000	1,384,525	(31,475)
Citigroup, Inc.	South African Rand	13,124,588	Buy	06/14/13	1,416,000	1,413,111	(2,889)
Citigroup, Inc.	Polish Zloty	4,522,435	Buy	06/14/13	1,409,000	1,380,556	(28,444)
Citigroup, Inc.	Hungarian Forint	911,836,380	Buy	04/19/13	4,051,135	3,832,269	(218,866)
Citigroup, Inc.	Indian Rupee	154,880,650	Buy	06/14/13	2,763,752	2,806,389	42,637
Citigroup, Inc.	Malaysian Ringgit	4,495,692	Buy	06/14/13	1,437,241	1,444,519	7,278
Citigroup, Inc.	Romanian New Leu	9,397,482	Buy	06/14/13	2,765,999	2,701,985	(64,014)

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso	16,988,806	Buy	06/14/13	$1,311,000	$1,365,870	$54,870
Citigroup, Inc.	South African Rand	7,337,892	Buy	06/14/13	797,000	790,063	(6,937)
Citigroup, Inc.	Polish Zloty	4,746,767	Buy	06/14/13	1,482,000	1,449,037	(32,963)
Citigroup, Inc.	Indian Rupee	78,291,678	Buy	06/14/13	1,426,000	1,418,621	(7,379)
Citigroup, Inc.	Chinese Yuan	18,964,505	Buy	08/09/13	3,010,000	3,030,401	20,401
Deutsche Bank AG	Brazilian Real	54,075,055	Buy	04/05/13	26,822,944	26,750,853	(72,091)
Deutsche Bank AG	Brazilian Real	2,817,132	Buy	04/05/13	1,416,000	1,393,631	(22,369)
Deutsche Bank AG	Hungarian Forint	34,478,502	Buy	04/19/13	150,890	144,906	(5,984)
Deutsche Bank AG	Hungarian Forint	314,518,466	Buy	04/19/13	1,386,000	1,321,859	(64,141)
Deutsche Bank AG	Brazilian Real	2,238,029	Buy	04/05/13	1,086,000	1,107,150	21,150
Deutsche Bank AG	Singapore Dollar	3,537,443	Buy	06/14/13	2,842,000	2,852,498	10,498
Deutsche Bank AG	Chilean Peso	789,994,000	Buy	04/19/13	1,660,000	1,671,301	11,301
Deutsche Bank AG	Peruvian Nuevo Sol	9,189,024	Buy	06/14/13	3,552,000	3,540,850	(11,150)
Deutsche Bank AG	South African Rand	13,300,839	Buy	06/14/13	1,418,000	1,432,088	14,088
Deutsche Bank AG	Brazilian Real	13,790,658	Buy	04/05/13	6,701,000	6,822,219	121,219
Deutsche Bank AG	South African Rand	10,025,604	Buy	06/14/13	1,070,274	1,079,447	9,173
Deutsche Bank AG	Indonesian Rupiah	623,286,000	Buy	06/14/13	63,568	63,531	(37)
Deutsche Bank AG	Polish Zloty	13,498,002	Buy	06/14/13	4,206,623	4,120,511	(86,112)
Deutsche Bank AG	Thai Baht	24,036,163	Buy	06/14/13	801,620	817,049	15,429
Deutsche Bank AG	Turkish Lira	5,198,934	Buy	06/14/13	2,851,661	2,846,487	(5,174)
Deutsche Bank AG	Turkish Lira	4,767,687	Buy	06/14/13	2,610,000	2,610,373	373
Deutsche Bank AG	Philippine Peso	345,472,895	Buy	07/12/13	8,477,862	8,470,079	(7,783)
Deutsche Bank AG	Colombian Peso	5,543,210,000	Buy	07/12/13	3,020,000	3,010,950	(9,050)
Deutsche Bank AG	Chinese Yuan	18,242,409	Buy	08/09/13	2,897,000	2,915,015	18,015
Goldman Sachs & Co.	Brazilian Real	2,823,238	Buy	04/05/13	1,418,000	1,396,652	(21,348)
Goldman Sachs & Co.	Polish Zloty	4,635,523	Buy	06/14/13	1,418,000	1,415,078	(2,922)
Goldman Sachs & Co.	Polish Zloty	4,627,926	Buy	06/14/13	1,420,000	1,412,759	(7,241)
Goldman Sachs & Co.	South African Rand	13,266,525	Buy	06/14/13	1,416,000	1,428,393	12,393
JPMorgan Chase & Co.	Brazilian Real	2,822,813	Buy	04/05/13	1,418,000	1,396,441	(21,559)
JPMorgan Chase & Co.	British Pound	38,592	Buy	04/19/13	58,517	58,633	116
JPMorgan Chase & Co.	EU Euro	13,156,639	Buy	04/19/13	16,824,000	16,866,730	42,730
JPMorgan Chase & Co.	British Pound	3,724,048	Buy	04/19/13	5,625,000	5,657,994	32,994
JPMorgan Chase & Co.	Chilean Peso	277,264,800	Buy	04/19/13	582,000	586,578	4,578
JPMorgan Chase & Co.	Russian Ruble	78,542,100	Buy	04/19/13	2,600,000	2,518,051	(81,949)
JPMorgan Chase & Co.	Mexican Peso	35,826,606	Buy	06/14/13	2,870,000	2,880,397	10,397
JPMorgan Chase & Co.	Mexican Peso	103,599,652	Buy	06/14/13	8,221,020	8,329,231	108,211
JPMorgan Chase & Co.	Chilean Peso	734,032,680	Buy	04/19/13	1,536,115	1,552,910	16,795
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Buy	01/14/14	2,854,000	2,853,413	(587)
							$(882,427)

Barclays Bank PLC	Hungarian Forint	335,569,416	Sell	04/19/13	$1,418,000	$1,410,332	$7,668
Barclays Bank PLC	Russian Ruble	98,721,180	Sell	04/19/13	3,240,000	3,164,990	75,010
Barclays Bank PLC	Brazilian Real	48,846,747	Sell	04/05/13	23,811,420	24,164,417	(352,997)
Barclays Bank PLC	Russian Ruble	138,412,878	Sell	04/19/13	4,510,252	4,437,501	72,751
Barclays Bank PLC	Mexican Peso	17,899,854	Sell	06/14/13	1,416,000	1,439,117	(23,117)
Barclays Bank PLC	Russian Ruble	62,391,298	Sell	04/19/13	2,025,363	2,000,258	25,105
Barclays Bank PLC	Mexican Peso	17,973,949	Sell	06/14/13	1,393,000	1,445,074	(52,074)
Barclays Bank PLC	South African Rand	80,486,273	Sell	06/14/13	8,746,702	8,665,874	80,828
Barclays Bank PLC	Indian Rupee	46,629,400	Sell	06/14/13	830,000	844,910	(14,910)
Citigroup, Inc.	Brazilian Real	2,818,275	Sell	04/05/13	1,418,000	1,394,197	23,803
Citigroup, Inc.	Chilean Peso	5,157,880	Sell	04/19/13	10,896	10,912	(16)
Citigroup, Inc.	Chilean Peso	1,360,380,000	Sell	04/19/13	2,870,000	2,878,002	(8,002)
Citigroup, Inc.	Hungarian Forint	331,681,660	Sell	04/19/13	1,415,000	1,393,993	21,007
Citigroup, Inc.	EU Euro	7,381,863	Sell	04/19/13	9,605,000	9,463,503	141,497
Citigroup, Inc.	Russian Ruble	47,723,048	Sell	04/19/13	1,541,542	1,529,996	11,546
Citigroup, Inc.	Russian Ruble	31,808,665	Sell	04/19/13	1,029,873	1,019,782	10,091
Citigroup, Inc.	EU Euro	2,470,364	Sell	04/19/13	3,212,000	3,166,992	45,008

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Chilean Peso	435,753,600	Sell	04/19/13	$912,000	$921,875	$(9,875)
Citigroup, Inc.	Brazilian Real	5,737,293	Sell	04/05/13	2,878,000	2,838,231	39,769
Citigroup, Inc.	Russian Ruble	94,929,120	Sell	04/19/13	3,120,000	3,043,417	76,583
Citigroup, Inc.	Indian Rupee	4,021,008	Sell	06/14/13	72,719	72,860	(141)
Citigroup, Inc.	Czech Koruna	56,325	Sell	06/14/13	2,807	2,803	4
Citigroup, Inc.	Peruvian Nuevo Sol	4,088	Sell	06/14/13	1,572	1,575	(3)
Citigroup, Inc.	Malaysian Ringgit	39,077	Sell	06/14/13	12,601	12,556	45
Citigroup, Inc.	Indonesian Rupiah	623,286,000	Sell	06/14/13	63,441	63,532	(91)
Citigroup, Inc.	Malaysian Ringgit	1,769,434	Sell	06/14/13	568,000	568,540	(540)
Citigroup, Inc.	Hungarian Forint	406,436,751	Sell	04/19/13	1,833,183	1,708,174	125,009
Citigroup, Inc.	Polish Zloty	4,608,358	Sell	06/14/13	1,418,000	1,406,785	11,215
Citigroup, Inc.	Polish Zloty	4,521,327	Sell	06/14/13	1,415,000	1,380,218	34,782
Citigroup, Inc.	Singapore Dollar	1,769,657	Sell	06/14/13	1,415,000	1,427,004	(12,004)
Citigroup, Inc.	South African Rand	13,205,466	Sell	06/14/13	1,416,000	1,421,819	(5,819)
Citigroup, Inc.	Polish Zloty	4,577,477	Sell	06/14/13	1,415,000	1,397,358	17,642
Citigroup, Inc.	South African Rand	13,721,044	Sell	06/14/13	1,482,000	1,477,331	4,669
Citigroup, Inc.	Mexican Peso	17,856,361	Sell	06/14/13	1,412,000	1,435,620	(23,620)
Citigroup, Inc.	South African Rand	13,086,254	Sell	06/14/13	1,413,000	1,408,983	4,017
Citigroup, Inc.	Mexican Peso	18,581,635	Sell	06/14/13	1,469,000	1,493,931	(24,931)
Citigroup, Inc.	South African Rand	13,042,540	Sell	06/14/13	1,416,000	1,404,277	11,723
Citigroup, Inc.	Polish Zloty	4,527,040	Sell	06/14/13	1,416,000	1,381,961	34,039
Citigroup, Inc.	South African Rand	13,024,789	Sell	06/14/13	1,422,000	1,402,366	19,634
Citigroup, Inc.	Mexican Peso	89,346,880	Sell	06/14/13	6,922,643	7,183,333	(260,690)
Citigroup, Inc.	Czech Koruna	168,684,540	Sell	06/14/13	8,617,579	8,393,296	224,283
Citigroup, Inc.	South African Rand	17,533,706	Sell	06/14/13	1,925,625	1,887,836	37,789
Citigroup, Inc.	Colombian Peso	157,678,780	Sell	07/12/13	85,444	85,648	(204)
Citigroup, Inc.	Philippine Peso	2,634,150	Sell	07/12/13	64,600	64,582	18
Citigroup, Inc.	Colombian Peso	5,309,500,000	Sell	07/12/13	2,870,000	2,884,004	(14,004)
Citigroup, Inc.	Philippine Peso	116,024,650	Sell	07/12/13	2,842,000	2,844,617	(2,617)
Credit Suisse Group AG	Brazilian Real	6,818,886	Sell	04/05/13	3,319,000	3,373,293	(54,293)
Deutsche Bank AG	Chinese Offshore Yuan	17,971,638	Sell	01/14/14	2,851,057	2,853,413	(2,356)
Deutsche Bank AG	Brazilian Real	17,470,944	Sell	04/05/13	8,640,000	8,642,851	(2,851)
Deutsche Bank AG	Brazilian Real	2,818,700	Sell	04/05/13	1,418,000	1,394,407	23,593
Deutsche Bank AG	Hungarian Forint	353,051,929	Sell	04/19/13	1,478,000	1,483,808	(5,808)
Deutsche Bank AG	Hungarian Forint	348,299,687	Sell	04/19/13	1,472,940	1,463,835	9,105
Deutsche Bank AG	British Pound	3,762,640	Sell	04/19/13	5,651,000	5,716,627	(65,627)
Deutsche Bank AG	Russian Ruble	7,985,439	Sell	04/19/13	259,347	256,012	3,335
Deutsche Bank AG	Russian Ruble	69,622,572	Sell	04/19/13	2,287,582	2,232,091	55,491
Deutsche Bank AG	Russian Ruble	135,600,000	Sell	04/19/13	4,462,435	4,347,321	115,114
Deutsche Bank AG	Hungarian Forint	627,267,300	Sell	04/19/13	2,882,000	2,636,282	245,718
Deutsche Bank AG	Turkish Lira	77,060	Sell	06/14/13	42,109	42,192	(83)
Deutsche Bank AG	Thai Baht	382,403	Sell	06/14/13	12,999	12,999	0
Deutsche Bank AG	Peruvian Nuevo Sol	9,244,503	Sell	06/14/13	3,559,000	3,562,227	(3,227)
Deutsche Bank AG	Thai Baht	23,653,760	Sell	06/14/13	804,000	804,049	(49)
Deutsche Bank AG	Romanian New Leu	9,111,968	Sell	06/14/13	2,615,000	2,619,894	(4,894)
Deutsche Bank AG	Indian Rupee	182,521,920	Sell	06/14/13	3,297,000	3,307,240	(10,240)
Deutsche Bank AG	South African Rand	8,531,404	Sell	06/14/13	909,000	918,567	(9,567)
Deutsche Bank AG	South Korean Won	1,787,356,400	Sell	06/14/13	1,601,000	1,600,068	932
Deutsche Bank AG	Singapore Dollar	1,769,431	Sell	06/14/13	1,415,000	1,426,821	(11,821)
Deutsche Bank AG	Polish Zloty	4,515,155	Sell	06/14/13	1,414,000	1,378,333	35,667
Deutsche Bank AG	Mexican Peso	37,262,100	Sell	06/14/13	2,900,000	2,995,808	(95,808)
Deutsche Bank AG	Turkish Lira	5,289,869	Sell	06/14/13	2,911,000	2,896,275	14,725
Deutsche Bank AG	Hungarian Forint	576,493,056	Sell	04/19/13	2,560,000	2,422,887	137,113
Deutsche Bank AG	South Korean Won	3,308,077,740	Sell	06/14/13	3,015,430	2,961,441	53,989
Deutsche Bank AG	Malaysian Ringgit	2,687,181	Sell	06/14/13	861,000	863,424	(2,424)
Deutsche Bank AG	Mexican Peso	16,879,369	Sell	06/14/13	1,311,000	1,357,072	(46,072)
Deutsche Bank AG	Brazilian Real	54,075,055	Sell	07/12/13	26,494,392	26,418,381	76,011
Deutsche Bank AG	Philippine Peso	143,989,775	Sell	07/12/13	3,527,000	3,530,248	(3,248)
Deutsche Bank AG	Philippine Peso	82,824,320	Sell	07/12/13	2,038,000	2,030,633	7,367
Deutsche Bank AG	Colombian Peso	76,031,220	Sell	07/12/13	41,840	41,298	542
Deutsche Bank AG	Chinese Yuan	37,206,914	Sell	08/09/13	5,918,542	5,945,417	(26,875)
Credit Suisse Group AG	Hungarian Forint	492,367,950	Sell	04/19/13	2,205,354	2,069,326	136,028
Credit Suisse Group AG	Hungarian Forint	327,776,630	Sell	04/19/13	1,469,124	1,377,581	91,543
Goldman Sachs & Co.	Romanian New Leu	285,514	Sell	06/14/13	82,074	82,092	(18)
Goldman Sachs & Co.	Polish Zloty	18,718,850	Sell	06/14/13	5,684,000	5,714,270	(30,270)

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	EU Euro	60,839	Sell	04/19/13	$78,110	$77,994	$116
JPMorgan Chase & Co.	Russian Ruble	84,793,472	Sell	04/19/13	2,728,000	2,718,469	9,531
JPMorgan Chase & Co.	EU Euro	4,361,736	Sell	04/19/13	5,662,000	5,591,718	70,282
JPMorgan Chase & Co.	EU Euro	18,444	Sell	04/19/13	23,937	23,645	292
JPMorgan Chase & Co.	Turkish Lira	4,599,692	Sell	06/14/13	2,501,000	2,518,393	(17,393)
JPMorgan Chase & Co.	Brazilian Real	11,842,640	Sell	04/05/13	5,728,000	5,858,537	(130,537)
JPMorgan Chase & Co.	Russian Ruble	55,812,960	Sell	04/19/13	1,808,000	1,789,357	18,643
							$931,556

ING Intermediate Bond Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	333	06/28/13	$73,410,889	$(5,637)
U.S. Treasury 5-Year Note	132	06/28/13	16,375,219	18,233
U.S. Treasury Ultra Long Bond	173	06/19/13	27,263,719	(300,523)
			$117,049,827	$(287,927)
Short Contracts
U.S. Treasury 10-Year Note	(422)	06/19/13	(55,697,409)	(190,661)
U.S. Treasury Long Bond	(243)	06/19/13	(35,105,906)	(106,738)
			$(90,803,315)	$(297,399)

ING Intermediate Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 1,311,000	$7,482	$40,077	$(32,595)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 640,000	3,653	20,385	(16,732)
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD 5,079,000	28,987	84,496	(55,509)
						$40,122	$144,958	$(104,836)

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 03/31/13 (%) (5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 1,311,000	$(349,873)	$(50,685)	$(299,188)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 641,000	(171,067)	(22,718)	(148,349)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 1,271,000	(339,198)	(44,475)	(294,723)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13		USD 2,540,000	(677,863)	(44,604)	(633,259)
							$(1,538,001)	(162,482)	$(1,375,519)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING INTERMEDIATE BOND FUND

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on March 31, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL 51,500,000	$(1,135,707)	$—	$(1,135,707)
Receive a fixed rate equal to 5.590% and pay a floating rate based on the 28-day MXN-TIE-BANXICO Counterparty: Deutsche Bank AG	03/14/23	MXN 63,599,000	12,706	—	12,706
			$(1,123,001)	$—	$(1,123,001)

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES 64.7%
		Consumer Discretionary 4.7%
423,000		Amazon.com, Inc., 0.650%, 11/27/15	$422,767	0.3
200,000		Amazon.com, Inc., 1.200%, 11/29/17	199,278	0.1
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	585,000	0.3
342,000		Comcast Corp., 6.300%, 11/15/17	417,688	0.2
74,000		COX Communications, Inc., 5.450%, 12/15/14	79,954	0.1
365,000		COX Communications, Inc., 5.500%, 10/01/15	407,082	0.2
500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 1.750%, 01/15/18	494,997	0.3
235,000		Discovery Communications LLC, 3.700%, 06/01/15	249,096	0.2
500,000		DISH DBS Corp., 7.125%, 02/01/16	558,125	0.3
171,000		Home Depot, Inc., 5.250%, 12/16/13	176,936	0.1
511,000		Home Depot, Inc., 5.400%, 03/01/16	579,039	0.3
500,000		Jarden Corp., 7.500%, 05/01/17	568,125	0.3
500,000		McDonald’s Corp., 0.750%, 05/29/15	503,096	0.3
500,000		MGM Mirage, 7.500%, 06/01/16	556,250	0.3
662,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	701,578	0.4
383,000		Time Warner Cable, Inc., 7.500%, 04/01/14	408,561	0.2
313,000		Time Warner, Inc., 3.150%, 07/15/15	329,819	0.2
417,000		Viacom, Inc., 1.250%, 02/27/15	420,128	0.2
724,000		Walt Disney Co., 1.100%, 12/01/17	724,654	0.4
			8,382,173	4.7

		Consumer Staples 7.0%
455,000		Altria Group, Inc., 4.125%, 09/11/15	491,224	0.3
553,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	554,362	0.3
84,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14	90,286	0.1
208,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	248,479	0.1
329,000		Beam, Inc., 1.875%, 05/15/17	335,494	0.2
239,000		Campbell Soup Co., 0.599%, 08/01/14	239,714	0.1
381,000		Coca-Cola Co., 0.750%, 03/13/15	383,129	0.2
475,000		Coca-Cola Co., 1.800%, 09/01/16	491,504	0.3
147,000		Colgate-Palmolive Co., 1.250%, 05/01/14	148,484	0.1
329,000		Colgate-Palmolive Co., 1.300%, 01/15/17	334,870	0.2
600,000		ConAgra Foods, Inc., 1.300%, 01/25/16	605,209	0.4
454,000		Costco Wholesale Corp., 1.125%, 12/15/17	456,180	0.3
417,000		Diageo Capital PLC, 1.500%, 05/11/17	423,340	0.2
475,000		Kellogg Co., 1.125%, 05/15/15	479,724	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	244,591	0.1
450,000		Kraft Foods Group, Inc., 1.625%, 06/04/15	457,177	0.3
204,000		Kroger Co/The, 6.400%, 08/15/17	243,991	0.1
304,000		Lorillard Tobacco Co., 3.500%, 08/04/16	321,913	0.2
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	204,980	0.1
747,000		PepsiCo, Inc., 0.700%, 08/13/15	748,555	0.4
420,000	L	PepsiCo, Inc., 1.250%, 08/13/17	421,958	0.2
200,000		PepsiCo, Inc., 0.700%, 02/26/16	200,195	0.1
671,000		Philip Morris International, Inc., 2.500%, 05/16/16	706,794	0.4
278,000		Procter & Gamble Co., 0.700%, 08/15/14	279,626	0.2
658,000		Procter & Gamble Co., 1.450%, 08/15/16	674,701	0.4
523,000		Reynolds American, Inc., 1.050%, 10/30/15	523,516	0.3
408,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	414,760	0.2
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	581,875	0.3
280,000		Target Corp., 5.875%, 07/15/16	327,187	0.2
414,000		Walgreen Co., 1.800%, 09/15/17	419,684	0.2
395,000		Wal-Mart Stores, Inc., 1.625%, 04/15/14	400,433	0.2
			12,453,935	7.0

		Energy 4.5%
500,000		Afren PLC, 11.500%, 02/01/16	595,000	0.3
300,000		Alliance Oil Co. Ltd., 9.875%, 03/11/15	328,125	0.2
541,000		BP Capital Markets PLC, 0.700%, 11/06/15	540,431	0.3
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	208,276	0.1
467,000		Cameron International Corp., 1.600%, 04/30/15	471,574	0.3
248,000		Canadian Natural Resources Ltd., 1.450%, 11/14/14	250,855	0.1
420,000		Chevron Corp., 1.104%, 12/05/17	421,013	0.2
436,000		ConocoPhillips, 4.600%, 01/15/15	467,282	0.3
282,000		ConocoPhillips, 5.200%, 05/15/18	332,591	0.2

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
140,000		Enterprise Products Operating L.P., 5.600%, 10/15/14	$150,129	0.1
358,000		Enterprise Products Operating, LLC, 1.250%, 08/13/15	360,827	0.2
500,000		Marathon Oil Corp., 0.900%, 11/01/15	499,098	0.3
123,000		Petrobras International Finance Co.—Pifco, 2.875%, 02/06/15	125,868	0.1
500,000		Petrobras International Finance Co.—Pifco, 3.500%, 02/06/17	517,682	0.3
200,000		Phillips 66, 1.950%, 03/05/15	204,490	0.1
666,000		Shell International Finance BV, 3.100%, 06/28/15	704,318	0.4
500,000		TNK-BP Finance SA, 6.625%, 03/20/17	567,500	0.3
421,000		Total Capital International SA, 0.750%, 01/25/16	422,335	0.2
250,000		Total Capital International SA, 1.550%, 06/28/17	254,434	0.2
600,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	599,735	0.3
			8,021,563	4.5

		Financials 29.2%
450,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	450,585	0.3
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	327,232	0.2
500,000		Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 09/25/17	565,600	0.3
375,000		Allstate Corp., 6.200%, 05/16/14	397,994	0.2
401,000		American Express Credit Corp., 1.750%, 06/12/15	409,955	0.2
286,000		American Express Credit Corp., 2.800%, 09/19/16	303,108	0.2
417,000	#	American Honda Finance Corp., 1.000%, 08/11/15	418,737	0.2
200,000	#	American Honda Finance Corp., 1.850%, 09/19/14	203,540	0.1
740,000		American International Group, Inc., 5.600%, 10/18/16	841,683	0.5
600,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	602,098	0.3
500,000		Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	530,000	0.3
500,000		Bancolombia SA, 4.250%, 01/12/16	529,400	0.3
1,076,000		Bank of America Corp., 1.500%, 10/09/15	1,080,219	0.6
660,000		Bank of America Corp., 3.750%, 07/12/16	702,562	0.4
600,000		Bank of America Corp., 1.250%, 01/11/16	598,110	0.3
675,000		Bank of Montreal, 0.800%, 11/06/15	674,464	0.4
805,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	814,475	0.5
675,000		Bank of Nova Scotia, 0.750%, 10/09/15	675,151	0.4
320,000		Bank of Nova Scotia, 2.550%, 01/12/17	335,652	0.2
870,000		Barclays Bank PLC, 5.000%, 09/22/16	978,031	0.6
550,000		BB&T Corp., 1.600%, 08/15/17	556,158	0.3
218,000		BB&T Corp., 2.050%, 04/28/14	221,686	0.1
210,000		BB&T Corp., 5.200%, 12/23/15	233,378	0.1
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	493,350	0.3
481,000		BBVA US Senior SAU, 4.664%, 10/09/15	493,544	0.3
330,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	337,024	0.2
819,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	859,718	0.5
425,000		BlackRock, Inc., 1.375%, 06/01/15	432,512	0.2
200,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	206,770	0.1
401,000		Boeing Capital Corp., 2.125%, 08/15/16	417,175	0.2
584,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	586,290	0.3
587,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	587,888	0.3
250,000		Caterpillar Financial Services Corp., 0.700%, 02/26/16	250,028	0.1
225,000		Caterpillar Financial Services Corp., 1.100%, 05/29/15	227,691	0.1
470,000		Charles Schwab Corp., 0.850%, 12/04/15	472,221	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	538,750	0.3
524,000		Citigroup, Inc., 1.250%, 01/15/16	523,768	0.3
544,000		Citigroup, Inc., 1.300%, 04/01/16	544,382	0.3
698,000		Citigroup, Inc., 2.650%, 03/02/15	717,612	0.4
6,000		Citigroup, Inc., 5.125%, 05/05/14	6,276	0.0
104,000		Citigroup, Inc., 6.000%, 12/13/13	107,773	0.1
187,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.850%, 01/10/14	189,176	0.1

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
359,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	$369,957	0.2
250,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.700%, 03/19/18	249,290	0.1
744,000		Credit Suisse/New York NY, 3.500%, 03/23/15	784,566	0.4
700,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	702,932	0.4
474,000		Deutsche Bank AG/London, 3.250%, 01/11/16	502,735	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	502,317	0.3
781,000		Fifth Third Bancorp., 3.625%, 01/25/16	835,521	0.5
600,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	612,773	0.3
605,000		General Electric Capital Corp., 1.000%, 12/11/15	609,163	0.3
300,000		General Electric Capital Corp., 3.750%, 11/14/14	315,148	0.2
120,000		General Electric Capital Corp., 4.750%, 09/15/14	127,033	0.1
920,000		General Electric Capital Corp., 4.875%, 03/04/15	992,898	0.6
250,000		Goldman Sachs Group, Inc., 0.702%, 07/22/15	247,583	0.1
762,000		Goldman Sachs Group, Inc., 0.805%, 01/12/15	759,022	0.4
150,000		Goldman Sachs Group, Inc., 1.296%, 02/07/14	150,763	0.1
391,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	415,555	0.2
499,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	503,894	0.3
237,000		Hartford Financial Services Group, Inc., 4.750%, 03/01/14	245,213	0.1
141,000		HCP, Inc., 2.700%, 02/01/14	143,239	0.1
500,000		HCP, Inc., 3.750%, 02/01/16	534,098	0.3
252,000		Health Care REIT, Inc., 2.250%, 03/15/18	254,702	0.1
312,000		Health Care REIT, Inc., 3.625%, 03/15/16	330,819	0.2
580,000		HSBC USA, Inc., 2.375%, 02/13/15	597,046	0.3
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	181,340	0.1
541,000	#	International Lease Finance Corp., 6.500%, 09/01/14	578,870	0.3
200,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	195,653	0.1
413,000		John Deere Capital Corp., 1.250%, 12/02/14	418,803	0.2
300,000		John Deere Capital Corp., 0.750%, 01/22/16	301,115	0.2
534,000		John Deere Capital Corp., 1.600%, 03/03/14	540,215	0.3
975,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,034,678	0.6
866,000		JPMorgan Chase & Co., 3.700%, 01/20/15	909,585	0.5
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	501,399	0.3
312,000	#	MassMutual Global Funding II, 3.125%, 04/14/16	331,973	0.2
419,000		MetLife, Inc., 1.756%, 12/15/17	424,814	0.2
470,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	477,940	0.3
245,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	250,316	0.1
142,000		Morgan Stanley, 1.750%, 02/25/16	143,219	0.1
336,000		Morgan Stanley, 2.875%, 01/24/14	341,584	0.2
250,000		Morgan Stanley, 5.450%, 01/09/17	280,170	0.2
275,000		Morgan Stanley, 6.000%, 04/28/15	299,701	0.2
535,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	544,656	0.3
300,000	#	National Australia Bank Ltd., 1.250%, 03/08/18	299,582	0.2
195,000		National Rural Utilities Cooperative Finance Corp., 1.125%, 11/01/13	195,853	0.1
294,000	#	New York Life Global Funding, 1.300%, 01/12/15	298,041	0.2
550,000		PNC Funding Corp., 5.625%, 02/01/17	628,999	0.4
315,000		PNC Funding Corp., 2.700%, 09/19/16	331,925	0.2
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	335,974	0.2
288,000	#	Principal Life Global Funding II, 0.904%, 07/09/14	289,842	0.2
153,000		ProLogis L.P., 7.625%, 08/15/14	165,449	0.1
650,000		Prudential Financial, Inc., 3.875%, 01/14/15	684,181	0.4
418,000		Realty Income Corp., 2.000%, 01/31/18	421,386	0.2
450,000		Regions Financial Corp., 5.750%, 06/15/15	488,550	0.3
240,000		Regions Financial Corp., 7.750%, 11/10/14	264,697	0.1
625,000		Royal Bank of Canada, 0.850%, 03/08/16	625,433	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	607,504	0.3
425,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	437,071	0.2
613,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	628,910	0.4

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
311,000		Simon Property Group L.P., 4.200%, 02/01/15	$328,197	0.2
400,000		SLM Corp., 3.875%, 09/10/15	416,758	0.2
255,000		SouthTrust Corp., 5.800%, 06/15/14	266,982	0.2
545,000		State Street Corp., 2.875%, 03/07/16	580,666	0.3
680,000	L	Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	680,622	0.4
500,000		SunTrust Bank/Atlanta GA, 0.578%, 08/24/15	492,597	0.3
330,000		SunTrust Bank/Atlanta GA, 0.584%, 04/01/15	326,583	0.2
210,000		UBS AG, 5.875%, 07/15/16	235,899	0.1
250,000		UBS AG/Stamford CT, 3.875%, 01/15/15	264,036	0.1
812,000		US Bancorp, 2.200%, 11/15/16	848,139	0.5
250,000		Wachovia Bank NA, 4.800%, 11/01/14	265,846	0.2
644,000		Wells Fargo & Co., 2.100%, 05/08/17	665,011	0.4
422,000		Wells Fargo & Co., 1.500%, 01/16/18	421,801	0.2
270,000		Westpac Banking Corp., 1.125%, 09/25/15	272,208	0.2
200,000		Westpac Banking Corp., 2.000%, 08/14/17	206,178	0.1
			51,958,984	29.2

		Health Care 6.6%
550,000	#	AbbVie, Inc., 1.200%, 11/06/15	554,626	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	503,976	0.3
330,000		Amgen, Inc., 1.875%, 11/15/14	336,646	0.2
477,000		Cigna Corp., 2.750%, 11/15/16	504,027	0.3
575,000		Covidien International Finance SA, 1.350%, 05/29/15	583,588	0.3
530,000		Eli Lilly & Co., 4.200%, 03/06/14	548,866	0.3
625,000		Genentech, Inc., 4.750%, 07/15/15	681,321	0.4
689,000		GlaxoSmithKline Capital PLC, 0.750%, 05/08/15	692,430	0.4
500,000		HCA, Inc., 6.500%, 02/15/16	548,750	0.3
425,000		Johnson & Johnson, 1.200%, 05/15/14	429,399	0.2
664,000		McKesson Corp., 0.950%, 12/04/15	666,256	0.4
500,000		Medtronic, Inc., 3.000%, 03/15/15	524,016	0.3
547,000		Novartis Capital Corp., 2.900%, 04/24/15	573,953	0.3
784,000		Pfizer, Inc., 5.350%, 03/15/15	856,551	0.5
332,000		Sanofi, 1.200%, 09/30/14	335,710	0.2
292,000		Sanofi-Aventis SA, 1.625%, 03/28/14	295,795	0.2
575,000		St. Jude Medical, Inc., 2.500%, 01/15/16	596,905	0.3
322,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	333,705	0.2
671,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	673,455	0.4
500,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	539,375	0.3
519,000		WellPoint, Inc., 5.250%, 01/15/16	578,236	0.3
300,000	#	Zoetis, Inc., 1.150%, 02/01/16	301,033	0.2
			11,658,619	6.6

		Industrials 1.9%
419,000		3M Co., 1.000%, 06/26/17	421,257	0.2
500,000		Brunswick Rail Finance Ltd., 6.500%, 11/01/17	531,250	0.3
433,000		CSX Corp., 6.250%, 04/01/15	479,682	0.3
440,000		General Electric Co., 0.850%, 10/09/15	441,742	0.2
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	281,266	0.2
171,000		United Parcel Service, Inc., 3.875%, 04/01/14	176,813	0.1
664,000		United Technologies Corp., 1.200%, 06/01/15	673,675	0.4
400,000		Waste Management, Inc., 2.600%, 09/01/16	419,674	0.2
			3,425,359	1.9

		Information Technology 3.7%
527,000		Cisco Systems, Inc., 1.625%, 03/14/14	533,594	0.3
127,000		Computer Sciences Corp., 2.500%, 09/15/15	130,505	0.1
300,000		Dell, Inc., 2.100%, 04/01/14	302,153	0.2
414,000		eBay, Inc., 1.350%, 07/15/17	419,187	0.2
663,000		International Business Machines Corp., 0.550%, 02/06/15	664,323	0.4
450,000		International Business Machines Corp., 1.950%, 07/22/16	467,192	0.3
474,000		Intel Corp., 1.350%, 12/15/17	476,371	0.3
250,000		Intel Corp., 1.950%, 10/01/16	259,221	0.1
597,000		Microsoft Corp., 2.950%, 06/01/14	615,527	0.3
375,000		NetApp, Inc., 2.000%, 12/15/17	377,685	0.2
550,000		Oracle Corp., 1.200%, 10/15/17	551,454	0.3
342,000		Oracle Corp., 3.750%, 07/08/14	356,335	0.2
425,000		Symantec Corp., 2.750%, 09/15/15	439,905	0.2
488,000		Texas Instruments, Inc., 0.450%, 08/03/15	486,971	0.3
179,000		Xerox Corp., 2.950%, 03/15/17	184,600	0.1

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
300,000		Xerox Corp., 4.250%, 02/15/15	$316,145	0.2
			6,581,168	3.7

		Materials 2.5%
273,000		Barrick Gold Corp., 1.750%, 05/30/14	276,075	0.1
134,000		BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	140,857	0.1
500,000		Cemex Finance, LLC, 9.500%, 12/14/16	543,750	0.3
515,000		Dow Chemical Co., 5.900%, 02/15/15	563,148	0.3
489,000		Eastman Chemical Co., 2.400%, 06/01/17	508,292	0.3
588,000		Ecolab, Inc., 1.000%, 08/09/15	589,896	0.3
675,000		EI du Pont de Nemours & Co., 1.750%, 03/25/14	683,744	0.4
401,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	404,090	0.2
325,000		Rio Tinto Finance USA Ltd., 1.875%, 11/02/15	333,476	0.2
96,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	98,428	0.1
330,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	333,958	0.2
			4,475,714	2.5

		Telecommunication Services 2.2%
525,000		AT&T, Inc., 0.800%, 12/01/15	524,296	0.3
337,000	L	AT&T, Inc., 1.400%, 12/01/17	335,185	0.2
250,000		AT&T, Inc., 5.625%, 06/15/16	285,674	0.2
150,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, 02/01/14	155,901	0.1
500,000		Sprint Nextel Corp., 6.000%, 12/01/16	543,750	0.3
1,293,000		Verizon Communications, Inc., 1.950%, 03/28/14	1,311,778	0.8
395,000		Vodafone, 2.875%, 03/16/16	416,779	0.2
243,000		Vodafone Group PLC, 0.900%, 02/19/16	242,614	0.1
			3,815,977	2.2

		Utilities 2.4%
500,000	#	Calpine Corp., 7.250%, 10/15/17	532,500	0.3
404,000		Commonwealth Edison Co., 1.625%, 01/15/14	407,700	0.2
112,000		Dominion Resources, Inc., 1.800%, 03/15/14	113,269	0.1
200,000		Dominion Resources, Inc., 2.250%, 09/01/15	207,052	0.1
100,000		Entergy Louisiana, LLC, 1.875%, 12/15/14	102,083	0.1
581,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	585,705	0.3
690,000		Georgia Power Co., 0.625%, 11/15/15	690,071	0.4
362,000		Georgia Power Co., 0.750%, 08/10/15	363,512	0.2
323,000		Progress Energy, Inc., 5.625%, 01/15/16	363,557	0.2
252,000		PSEG Power, LLC, 2.750%, 09/15/16	262,327	0.1
265,000		Sempra Energy, 2.000%, 03/15/14	268,251	0.2
236,000		Southern California Edison Co., 5.750%, 03/15/14	247,329	0.1
95,000		Southern Co., 4.150%, 05/15/14	98,670	0.1
			4,242,026	2.4

		Total Corporate Bonds/Notes (Cost $114,805,273)	115,015,518	64.7

COLLATERALIZED MORTGAGE OBLIGATIONS 5.2%
290,813	#	BAMLL-DB Trust, 2.343%, 04/13/29	295,310	0.2
447,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	453,998	0.3
320,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	338,263	0.2
227,061		CD 2007-CD4 Commercial Mortgage Trust, 5.205%, 12/11/49	229,984	0.1
160,000	#	Commercial Mortgage Pass Through Certificates, 3.424%, 03/10/31	164,000	0.1
269,523		Commercial Mortgage Pass-Through Certificates Series 2006-C5, 5.308%, 12/15/39	271,838	0.1
162,229		Commercial Mortgage Trust 2005-GG3, 4.619%, 08/10/42	165,559	0.1
45,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	51,395	0.0
24,165		CW Capital Cobalt Ltd., 5.731%, 05/15/46	24,191	0.0
100,000	#	Del Coronado Trust, 4.000%, 03/15/26	100,000	0.1
257,354		GE Capital Commercial Mortgage Corp., 5.306%, 11/10/45	258,356	0.1
368,397		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	379,525	0.2
97,675		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	99,189	0.1
194,816		GS Mortgage Securities Corp. II, 5.506%, 04/10/38	201,930	0.1
150,000	#	GS Mortgage Securities Trust 2013-NYC5 A, 2.318%, 01/10/30	153,809	0.1

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
170,000	#	GS MTG, 1.050%, 11/08/29	$171,119	0.1
192,918	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	197,164	0.1
332,649		JP Morgan Chase Commercial Mortgage Securities Corp., 5.298%, 05/15/47	337,784	0.2
209,889		JP Morgan Chase Commercial Mortgage Securities Corp., 5.792%, 06/15/49	216,444	0.1
120,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	124,559	0.1
11,283		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	11,380	0.0
165,000		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.298%, 01/12/43	169,335	0.1
120,000		LB-UBS Commercial Mortgage Trust, 5.150%, 04/15/30	129,888	0.1
334,881		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	350,569	0.2
774,000		LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38	878,466	0.5
245,755		ML-CFC Commercial Mortgage Trust 2007-9, 5.644%, 09/12/49	256,913	0.1
270,000		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	273,559	0.1
39,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	44,675	0.0
296,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.651%, 06/11/42	347,266	0.2
126,000		Morgan Stanley Capital I, 4.989%, 08/13/42	135,839	0.1
293,243		Morgan Stanley Capital I, 5.187%, 11/14/42	293,253	0.2
312,695		Morgan Stanley Capital I, 5.575%, 04/12/49	319,449	0.2
387,016		Morgan Stanley Capital I, 5.649%, 12/15/44	401,327	0.2
140,000		Morgan Stanley Bank of America Merrill Lynch Trust, 3.134%, 12/15/48	144,992	0.1
559,756		Morgan Stanley Capital I Trust 2005-HQ6, 4.973%, 08/13/42	576,947	0.3
100,000	#	Motel 6 Trust, 1.500%, 10/05/25	100,765	0.1
273,000	#	Motel 6 Trust, 1.948%, 10/05/25	275,579	0.2
136,619	#	NorthStar 2012-1 Mortgage Trust, 1.404%, 08/25/29	136,796	0.1
68,603		Wachovia Bank Commercial Mortgage Trust, 5.230%, 07/15/41	68,525	0.0

		Total Collateralized Mortgage Obligations (Cost $9,152,031)	9,149,940	5 .2

ASSET-BACKED SECURITIES 10.0%
		Automobile Asset-Backed Securities 2.5%
389,000		Capital Auto Receivables Asset Trust 2013-1, 0.790%, 06/20/17	389,756	0.2
326,000		CarMax Auto Owner Trust, 0.890%, 08/17/18	326,145	0.2
558,000		CarMax Auto Owner Trust, 1.250%, 06/15/17	566,674	0.3
486,000		Honda Auto Receivables Owner Trust, 0.620%, 03/21/19	486,921	0.3
481,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	481,141	0.3
768,000		Hyundai Auto Receivables Trust, 0.750%, 09/17/18	768,254	0.4
649,000		Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	655,773	0.4
700,000		SMART Trust/Australia, 1.050%, 10/14/18	698,338	0.4
98,000		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	98,363	0.0
			4,471,365	2.5

		Credit Card Asset-Backed Securities 0.6%
582,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	697,778	0.4
418,000		Dryrock Issuance Trust, 0.640%, 08/15/18	417,360	0.2
			1,115,138	0.6

		Other Asset-Backed Securities 6.9%
437,942	#	Aimco CDO, 0.552%, 10/20/19	428,708	0.2
500,000	#	Apidos CDO II, 1.101%, 12/21/18	469,816	0.3
421,581	#	ARES X CLO Ltd., 2.280%, 09/18/17	418,843	0.2
250,000	#	Atrium III, 2.287%, 10/27/16	244,529	0.1
500,000	#	Atrium IV, 1.030%, 06/08/19	480,046	0.3
371,650	#	Black Diamond CLO Ltd., 0.550%, 06/20/17	369,781	0.2
370,826	#	Castle Garden Funding, 0.547%, 10/27/20	366,574	0.2
250,000	#	Castle Garden Funding, 1.037%, 10/27/20	239,692	0.1
300,000	#	Castle Garden Funding, 5.037%, 10/27/20	300,399	0.2
500,000	#	Clydesdale CLO 2005 Ltd, 0.755%, 12/06/17	487,777	0.3
500,000	#	Clydesdale Strategic CLO Ltd., 1.289%, 01/20/17	498,091	0.3

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†			Value	Percentage of Net Assets
589,000		CNH Equipment Trust, 0.650%, 04/16/18	$588,806	0.3
447,778	#	Emporia Preferred Funding II Corp., 0.583%, 10/18/18	443,479	0.2
575,000	#	Emporia Preferred Funding, 0.803%, 10/18/18	543,566	0.3
404,718	#	Grayston CLO Ltd., 1.590%, 08/15/16	404,754	0.2
375,000	#	Gulf Stream—Compass CLO 2005-I Ltd, 2.190%, 05/15/17	359,248	0.2
500,000	#	Gulf Stream—Compass CLO 2005-II Ltd, 1.102%, 01/24/20	473,683	0.3
300,000	#	Gulf Stream—Sextant CLO 2006-1 Ltd., 0.989%, 08/21/20	277,516	0.2
500,000	#	Gulf Stream—Sextant CLO Ltd., 0.629%, 08/21/20	485,983	0.3
475,000	#	Gulf Stream Compass CLO Ltd., 0.710%, 05/15/17	471,702	0.3
500,000	#	Hewett’s Island CLO II Ltd., 2.680%, 12/15/16	499,970	0.3
350,000	#	Integral Funding, Inc., 4.804%, 09/27/17	349,965	0.2
500,000	#	Katonah VI Ltd., 2.480%, 09/20/16	500,220	0 .3
475,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	469,275	0.3
500,000	#	Landmark VI CDO Ltd, 0.805%, 01/14/18	485,826	0.3
392,683	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	387,428	0.2
250,000	#	Madison Park Funding I Ltd., 2.192%, 05/10/19	242,399	0.1
250,000		Madison Park Funding I Ltd., 5.042%, 05/10/19	250,202	0.1
300,000	#	Marathon CLO I Ltd, 2.201%, 07/26/19	298,887	0.2
375,870	#	Whitney CLO Ltd., 0.737%, 03/01/17	374,601	0.2
			12,211,766	6.9

		Total Asset-Backed Securities (Cost $17,803,165)	17,798,269	10.0

FOREIGN GOVERNMENT BONDS 0.6%
		Foreign Government Securities 0.6%
1,000,000		Svenska Handelsbanken AB, 0.362%, 05/04/14	999,524	0.6

		Total Foreign Government Bonds (Cost $999,500)	999,524	0.6

U.S. TREASURY OBLIGATIONS 2.8%
		U.S. Treasury Bonds 0.3%
550,000		2.000%, due 02/15/23	557,477	0.3

		U.S. Treasury Notes 2.5%
2,317,000		0.250%, due 02/28/15	2,317,544	1.3
1,935,000		0.375%, due 03/15/16	1,936,664	1.1
141,000		0.750%, due 02/28/18	141,055	0.1
85,000		0.750%, due 03/31/18	84,947	0.0
			4,480,210	2.5

		Total U.S. Treasury Obligations (Cost $5,026,649)	5,037,687	2.8

U.S. GOVERNMENT AGENCY OBLIGATIONS 13.8%
		Federal Home Loan Mortgage Corporation 5.3%##
1,802,828		4.500%, due 09/01/41	1,960,782	1.1
2,044,222		5.000%, due 07/15/39	2,184,958	1.2
298,925		5.500%, due 01/01/37	331,027	0.2
2,163,036		5.500%, due 07/01/38	2,372,397	1.3
817,596		5.500%, due 07/01/38	914,236	0.5
558,878		5.500%, due 08/01/38	621,724	0.4
66,787		5.500%, due 10/01/38	73,512	0.1
63,706		5.500%, due 10/01/38	70,121	0.0
786,766		5.500%, due 02/01/39	865,994	0.5
			9,394,751	5.3

		Federal National Mortgage Association 7.3%##
899,170		3.000%, due 12/25/39	924,320	0.5
1,119,053		3.000%, due 04/25/40	1,167,267	0.7
937,050		3.000%, due 05/25/40	970,384	0.5
937,000	W	3.500%, due 09/25/41	989,706	0.6
1,194,755		3.500%, due 12/01/42	1,262,781	0.7
1,013,450		4.000%, due 10/25/50	1,061,400	0.6
1,055,519		4.500%, due 10/25/40	1,106,487	0.6
1,492,735		5.000%, due 01/01/23	1,612,081	0.9
731,773		5.000%, due 07/01/34	797,488	0.4
317,690		5.500%, due 10/25/32	319,723	0.2
2,536,218		5.500%, due 08/01/36	2,816,682	1.6
			13,028,319	7.3

		Government National Mortgage Association 1.2%
1,990,483		4.000%, due 02/20/43	2,154,962	1.2

		Total U.S. Government Agency Obligations (Cost $24,479,384)	24,578,032	13 .8

		Total Long-Term Investments (Cost $172,266,002)	172,578,970	97.1

SHORT-TERM INVESTMENTS 1.7%
		Commercial Paper 0.3%
500,000		Vodafone, 4.000%, 01/02/14 (Cost $497,560)	497,560	0.3

		Securities Lending Collateralcc(1) 0.7%
226,857		Citigroup, Inc., Repurchase Agreement dated 03/28/13, 0.15%, due 04/01/13 (Repurchase Amount $226,861, collateralized by various U.S. Government Securities, 0.250%-6.125%, Market Value plus accrued interest $231,395, due 10/31/13-02/15/43)	226,857	0.1

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Principal Amount†		Value	Percentage of Net Assets
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 03/28/13, 0.28%, due 04/01/13 (Repurchase Amount $1,000,031, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,001, due 02/15/14-04/15/54)	$1,000,000	0.6
		1,226,857	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds 0.7%
1,282,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,282,000)	1,282,000	0.7

	Total Short-Term Investments (Cost $3,006,417)	3,006,417	1 .7

	Total Investments in Securities (Cost $175,272,419)	$175,585,387	98.8
	Assets in Excess of Other Liabilities	2,077,854	1.2
	Net Assets	$177,663,241	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at March 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $175,273,366.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$471,565
Gross Unrealized Depreciation	(159,544)
Net Unrealized Appreciation	$312,021

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013 (CONTINUED)

ING SHORT TERM BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$115,015,518	$—	$115,015,518
Collateralized Mortgage Obligations	—	9,149,940	—	9,149,940
Short-Term Investments	1,282,000	1,724,417	—	3,006,417
Foreign Government Bonds	—	999,524	—	999,524
U.S. Treasury Obligations	—	5,037,687	—	5,037,687
Asset-Backed Securities	—	17,798,269	—	17,798,269
U.S. Government Agency Obligations	—	24,578,032	—	24,578,032
Total Investments, at fair value	$1,282,000	$174,303,387	$—	$175,585,387
Other Financial Instruments+
Futures	4,944	—	—	4,944
Total Assets	$1,286,944	$174,303,387	$—	$175,590,331
Liabilities Table
Other Financial Instruments+
Futures	$(132,814)	$—	$—	$(132,814)
Total Liabilities	$(132,814)	$—	$—	$(132,814)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Short Term Bond Fund Open Futures Contracts on March 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	212	06/28/13	$46,736,061	$(2,687)
U.S. Treasury Long Bond	13	06/19/13	1,878,094	4,944
			$48,614,155	$2,257
Short Contracts
U.S. Treasury 10-Year Note	(245)	06/19/13	(32,336,173)	(126,983)
U.S. Treasury 5-Year Note	(23)	06/28/13	(2,853,258)	(3,144)
			$(35,189,431)	$(130,127)

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
AS OF MARCH 31, 2013

ING STRATEGIC INCOME FUND

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES 80.8%
	Affiliated Investment Companies 80.8%
99,862	ING Floating Rate Fund — Class I	$1,026,584	20.1
61,592	ING Emerging Markets Corporate Debt Fund Class P	644,257	12.6
24,994	ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	252,438	4.9
88,932	ING Emerging Markets Local Currency Debt Fund Class P	903,545	17.6
157,428	ING High Yield Bond Fund — Class I	1,311,371	25.6

	Total Investment Companies (Cost $4,083,819)	4,138,195	80.8

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS 3.8%
10,000		Banc of America Commercial Mortgage Trust 2007-3, 5.623%, 06/10/49	9,882	0.2
12,798		Banc of America Alternative Loan Trust 2007-2, 6.000%, 06/25/37	10,228	0.2
10,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.339%, 07/10/43	10,320	0.2
10,000	#	First Union National Bank Com Mort Pas Thr Cert Ser 2001 C4, 6.000%, 12/12/33	10,116	0.2
10,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.644%, 08/10/38	9,203	0.2
1,000,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	28,656	0.5
16,580		JP Morgan Mortgage Trust 2006-S4, 6.000%, 01/25/37	14,759	0.3
10,000		LB Commercial Conduit Mortgage Trust, 5.864%, 07/15/44	11,584	0.2
10,000		LB Commercial Mortgage Trust 2007-C3, 5.864%, 07/15/44	9,858	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	9,704	0.2
10,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	8,508	0.2
10,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	10,674	0.2
10,000		LB-UBS Commercial Mortgage Trust 2004-C6, 5.206%, 08/15/36	9,916	0.2
99,870	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.530%, 12/15/48	8,343	0.1
10,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	10,023	0.2
18,160		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	15,650	0.3
10,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	10,140	0.2

		Total Collateralized Mortgage Obligations (Cost $197,407)	197,564	3.8

U.S. GOVERNMENT AGENCY OBLIGATIONS 15.7%
		Federal National Mortgage Association 10.5%##
342,000	W	3.000%, due 05/01/43	351,886	6.9
145,000	W	3.500%, due 09/25/41	153,156	3.0
190,441	ˆ	3.500%, due 10/20/41	29,567	0.6
			534,609	10.5

		Government National Mortgage Association 5.2%
250,000	W	3.500%, due 05/15/43	268,164	5.2

		Total U.S. Government Agency Obligations (Cost $794,777)	802,773	15.7

U.S. TREASURY OBLIGATIONS 12.2%
		U.S. Treasury Bonds 5.4%
88,000		2.000%, due 02/15/23	89,196	1.8
199,000		2.750%, due 11/15/42	184,884	3.6
			274,080	5.4

		U.S. Treasury Notes 6.8%
70,000		0.250%, due 02/28/15	70,016	1.3
40,000		0.375%, due 03/15/16	40,034	0.8
137,000		0.750%, due 02/28/18	137,054	2.7
82,000		0.750%, due 03/31/18	81,949	1.6
20,000		1.250%, due 02/29/20	20,051	0.4
			349,104	6.8

		Total U.S. Treasury Obligations (Cost $620,559)	623,184	12.2

		Total Long-Term Investments (Cost $5,696,562)	5,761,716	112.5

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS 0.3%
		Mutual Funds 0.3%
15,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $15,000)	15,000	0.3

		Total Short-Term Investments (Cost $15,000)	15,000	0.3

		Total Investments in Securities (Cost $5,711,562)	$5,776,716	112.8
		Liabilities in Excess of Other Assets	(655,862)	(12.8)
		Net Assets	$5,120,854	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $5,711,672.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,731
Gross Unrealized Depreciation	(5,687)
Net Unrealized Appreciation	$65,044

See Accompanying Notes to Financial Statements

44

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2013